As filed with the Securities and Exchange Commission on July 29, 2013

Securities Act File No. 2-69877

Investment Company Act File No. 811-3111

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 43	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 44	☒
(Check appropriate box or boxes)

BIF TAX-EXEMPT FUND

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809

United States of America

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-441-7762

John M. Perlowski

BIF Tax-Exempt Fund

55 East 52nd Street

New York, New York 10055

United States of America

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest, par value $.10 per share.

Master Tax-Exempt LLC has also signed this Registration Statement.

JULY 29, 2013

Prospectus
BIF Tax-Exempt Fund

CMAXX

BIF Multi-State Municipal Series Trust

►	BIF California Municipal Money Fund
CMLXX
►	BIF Connecticut Municipal Money Fund
MCOXX
►	BIF Massachusetts Municipal Money Fund
CMHXX
►	BIF Michigan Municipal Money Fund
MICXX
►	BIF New Jersey Municipal Money Fund
CMJXX
►	BIF New York Municipal Money Fund
CMYXX
►	BIF Ohio Municipal Money Fund
MSOXX
►	BIF Pennsylvania Municipal Money Fund
CPNXX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Funds listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Key Facts About BIF Tax-Exempt Fund	4
	Key Facts About BIF California Municipal Money Fund	7
	Key Facts About BIF Connecticut Municipal Money Fund	10
	Key Facts About BIF Massachusetts Municipal Money Fund	13
	Key Facts About BIF Michigan Municipal Money Fund	16
	Key Facts About BIF New Jersey Municipal Money Fund	19
	Key Facts About BIF New York Municipal Money Fund	22
	Key Facts About BIF Ohio Municipal Money Fund	25
	Key Facts About BIF Pennsylvania Municipal Money Fund	28
	Important Additional Information	31

Details About the Funds	How Each Fund Invests	32
	Investment Risks	36

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	Distribution and Shareholder Servicing Plan	42
	How to Buy, Sell and Transfer Shares	42
	Fund’s Rights	45
	Short-Term Trading Policy	45
	Master/Feeder Structure for the Tax-Exempt Fund	46

Management of the Funds	Information about BlackRock
	BlackRock	47
	Conflicts of Interest	48
	Valuation of Fund Investments	49
	Dividends, Distributions and Taxes	49

Financial Highlights	Financial Performance of the Funds	51

General Information	Shareholder Documents	60
	Certain Fund Policies	60
	Statement of Additional Information	61

Glossary	Glossary of Investment Terms	62

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About BIF Tax-Exempt Fund

Investment Objective

The investment objective of BIF Tax-Exempt Fund (“Tax-Exempt Fund” or the “Fund”) is to seek current income exempt from Federal income tax, preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Tax-Exempt Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1,2]
Management Fee[1]		0.152%
Distribution and/or Service (12b-1) Fees		0.125%
Other Expenses		0.313%
Administration Fee	0.250%
Miscellaneous Other Expenses	0.063%
Total Annual Fund Operating Expenses[3]		0.59%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Tax-Exempt Fund and Tax-Exempt Fund’s share of the allocated expenses of Master Tax-Exempt LLC (“Master LLC”). The management fees are paid by Master LLC.
[2]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which includes the Fund’s share of Master LLC’s allocated fees waived.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Principal Investment Strategies of the Fund

Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, short-term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short-term tax-exempt derivatives. Certain short-term securities have maturities that are longer than 397 days but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
Under normal circumstances, the Fund invests at least 80% of its assets in short-term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax). The Fund also may invest up to 20% of its assets in short-term municipal securities, which may subject investors to the Federal alternative minimum tax. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Fund does not presently intend to invest more than 25% of its total assets in short-term tax-exempt securities of issuers located in a single state.
Principal Risks of Investing in the Fund

Tax-Exempt Fund cannot guarantee that it will achieve its investment objective.
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Tax-Exempt Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Information for the periods before February 2003 (when the Fund changed to a “master/feeder” structure) reflects the Fund’s operations as a standalone fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Tax-Exempt Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.81% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Tax-Exempt Fund	0.00%	0.39%	1.12%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Tax-Exempt Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of Tax-Exempt Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 31 of the prospectus.

Fund Overview

Key Facts About BIF California Municipal Money Fund
Investment Objective

The investment objective of BIF California Municipal Money Fund (“California Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as California’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of California Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.464%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.051%
Total Annual Fund Operating Expenses	0.64%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Principal Investment Strategies of the Fund

California Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of California or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“California municipal securities”). California municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in California municipal securities.
Principal Risks of Investing in the Fund

California Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in California municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.

■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in California municipal securities. As a result, the Fund is more exposed to risks affecting issuers of California municipal securities.

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how California Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
BIF California Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
California Fund	0.00%	0.35%	1.07%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

California Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of California Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 31 of the prospectus.

Fund Overview

Key Facts About BIF Connecticut Municipal Money Fund
Investment Objective

The investment objective of BIF Connecticut Municipal Money Fund (“Connecticut Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Connecticut’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Connecticut Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.095%
Total Annual Fund Operating Expenses	0.72%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Principal Investment Strategies of the Fund

Connecticut Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of Connecticut or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Connecticut municipal securities”). Connecticut municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Connecticut municipal securities.
Principal Risks of Investing in the Fund

Connecticut Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Connecticut municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.

■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Connecticut municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Connecticut municipal securities.

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how Connecticut Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
BIF Connecticut Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Connecticut Fund	0.00%	0.32%	0.99%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Connecticut Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of Connecticut Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 31 of the prospectus.

Fund Overview

Key Facts About BIF Massachusetts Municipal Money Fund
Investment Objective

The investment objective of BIF Massachusetts Municipal Money Fund (“Massachusetts Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Massachusetts’ personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Massachusetts Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.135%
Total Annual Fund Operating Expenses	0.76%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Principal Investment Strategies of the Fund

Massachusetts Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the Commonwealth of Massachusetts or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Massachusetts municipal securities”). Massachusetts municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Massachusetts municipal securities.
Principal Risks of Investing in the Fund

Massachusetts Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Massachusetts municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Massachusetts municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Massachusetts municipal securities.

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Massachusetts Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
BIF Massachusetts Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Massachusetts Fund	0.06%	0.32%	1.01%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Massachusetts Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of Massachusetts Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 31 of the prospectus.

Fund Overview

Key Facts About BIF Michigan Municipal Money Fund
Investment Objective

The investment objective of BIF Michigan Municipal Money Fund (“Michigan Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Michigan’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Michigan Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.175%
Total Annual Fund Operating Expenses	0.80%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Principal Investment Strategies of the Fund

Michigan Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of Michigan or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Michigan municipal securities”). Michigan municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Michigan municipal securities.
Principal Risks of Investing in the Fund

Michigan Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Michigan municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.

■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Michigan municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Michigan municipal securities.

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Michigan Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
BIF Michigan Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.79% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Michigan Fund	0.00%	0.34%	1.04%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Michigan Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of Michigan Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 31 of the prospectus.

Fund Overview

Key Facts About BIF New Jersey Municipal Money Fund
Investment Objective

The investment objective of BIF New Jersey Municipal Money Fund (“New Jersey Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as New Jersey’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of New Jersey Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.055%
Total Annual Fund Operating Expenses	0.68%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

Principal Investment Strategies of the Fund

New Jersey Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of New Jersey or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“New Jersey municipal securities”). New Jersey municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in New Jersey municipal securities.
Principal Risks of Investing in the Fund

New Jersey Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New Jersey municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.

■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in New Jersey municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how New Jersey Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
BIF New Jersey Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.79% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
New Jersey Fund	0.00%	0.38%	1.06%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

New Jersey Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of New Jersey Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 31 of the prospectus.

Fund Overview

Key Facts About BIF New York Municipal Money Fund
Investment Objective

The investment objective of BIF New York Municipal Money Fund (“New York Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as New York’ s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of New York Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.471%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.054%
Total Annual Fund Operating Expenses	0.65%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Principal Investment Strategies of the Fund

New York Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of New York or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“New York municipal securities”). New York municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in New York municipal securities.
Principal Risks of Investing in the Fund

New York Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New York municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.

■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in New York municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal securities.

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how New York Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
BIF New York Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
New York Fund	0.00%	0.34%	1.07%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

New York Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of New York Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 31 of the prospectus.

Fund Overview

Key Facts About BIF Ohio Municipal Money Fund
Investment Objective

The investment objective of BIF Ohio Municipal Money Fund (“Ohio Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Ohio’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Ohio Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.145%
Total Annual Fund Operating Expenses	0.77%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Principal Investment Strategies of the Fund

Ohio Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of Ohio or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Ohio municipal securities”). Ohio municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Ohio municipal securities.
Principal Risks of Investing in the Fund

Ohio Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Ohio municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Ohio municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities.

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Ohio Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
BIF Ohio Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Ohio Fund	0.20%	0.45%	1.08%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Ohio Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of Ohio Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 31 of the prospectus.

Fund Overview

Key Facts About BIF Pennsylvania Municipal Money Fund
Investment Objective

The investment objective of BIF Pennsylvania Municipal Money Fund (“Pennsylvania Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Pennsylvania’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Pennsylvania Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.115%
Total Annual Fund Operating Expenses	0.74%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Principal Investment Strategies of the Fund

Pennsylvania Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Pennsylvania municipal securities”). Pennsylvania municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Pennsylvania municipal securities.
Principal Risks of Investing in the Fund

Pennsylvania Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.

■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Pennsylvania municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’ s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.

■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Pennsylvania municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities.

■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how Pennsylvania Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.
BIF Pennsylvania Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2012). The year-to-date return as of June 30, 2013 was 0.00%.

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	10 Years
Pennsylvania Fund	0.00%	0.33%	1.03%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Pennsylvania Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

* * *

For important information about the purchase and sale of Pennsylvania Fund shares, tax information and financial intermediary compensation, please see “Important Additional Information” on the following page.

Important Additional Information
Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for a Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in a Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of a Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any fund associated with the CMA® service not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of California Fund, Connecticut Fund, Massachusetts Fund, Michigan Fund, New Jersey Fund, New York Fund, Ohio Fund and Pennsylvania Fund (each, a “State Fund” and collectively, the “State Funds”) at the same time. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290.

Tax Information

Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Each Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your individual financial intermediary or visit your financial intermediary’s website for more information.

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information and shareholder features of BIF Tax-Exempt Fund (“Tax-Exempt Fund”) and the eight series of BIF Multi-State Municipal Series Trust (“Multi-State Trust”), BIF California Municipal Money Fund (“California Fund”), BIF Connecticut Municipal Money Fund (“Connecticut Fund”), BIF Massachusetts Municipal Money Fund (“Massachusetts Fund”), BIF Michigan Municipal Money Fund (“Michigan Fund”), BIF New Jersey Municipal Money Fund (“New Jersey Fund” ), BIF New York Municipal Money Fund (“New York Fund”), BIF Ohio Municipal Money Fund (“Ohio Fund”) and BIF Pennsylvania Municipal Money Fund (“Pennsylvania Fund”) (each, a “Fund” and collectively, the “Funds”) and your rights as a shareholder.

How Each Fund Invests

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

■	Each Fund seeks to maintain a net asset value of $1.00 per share.

■	Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 62.
■	Pursuant to Rule 2a-7, each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	No Fund will acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. No State Fund will acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and no Fund will acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 62.
■	Tax-Exempt Fund is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than ½ of 1% of the Fund’s total assets. With respect to the State Funds this restriction is applicable only with respect to 75% of a State Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

Tax-Exempt Fund
Investment Objective
Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.
Investment Process
Fund management will seek to keep Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short-term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.
Principal Investment Strategies

Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short-term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax).

The securities in which the Fund invests mature or reset to a new interest rate within 13 months. Certain short-term tax-exempt securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 13 months or less.
The Fund only invests in short-term tax-exempt securities that have one of the two highest ratings from a nationally recognized statistical rating organization or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short-term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.
The Fund does not presently intend to invest more than 25% of its assets in short-term tax-exempt securities of issuers located in a single state.
Among the short-term tax-exempt securities the Fund may buy are:
■	Tax-Exempt Notes — short-term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.
■	Tax-Exempt Commercial Paper — short-term unsecured promissory notes used to finance general short-term credit needs.

■	Tax-Exempt Bonds — long-term tax-exempt securities. The Fund will only invest in long-term tax-exempt bonds that have remaining maturities of 397 days (13 months) or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time. The Fund may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to the Federal alternative minimum tax.
■	Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund may invest up to 20% of its assets in short-term municipal securities, which may subject investors to the Federal alternative minimum tax. The Fund may also invest in municipal securities that are secured by insurance.
■	Variable Rate Demand Obligations — floating rate securities that combine an interest in a long-term tax-exempt bond with a right to demand payment periodically or on notice. The Fund also may buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

State Funds
Investment Objective
Each of the State Funds seeks current income exempt from Federal income tax and the designated state’s (and, where applicable, local) personal income tax. It is also intended that, in jurisdictions imposing intangible personal property tax, the value of a State Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.
If the Board of Multi-State Trust determines that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However such change can be effected without shareholder approval.

Investment Process
Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.
Fund management will vary the kinds of short-term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.
Principal Investment Strategies

Each State Fund seeks to achieve its investment objective by investing in a portfolio of short-term municipal securities and state municipal securities of its designated state (collectively, with respect to the State Funds, “municipal securities”).
Under normal circumstances, each State Fund will generally invest at least 80% of its assets in short-term state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from income tax (and the value of which is exempt from intangible personal property tax if such tax is imposed) in its designated state.

Short-term municipal securities mature or reset to a new interest rate within 13 months. Certain short-term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less.
Each State Fund only invests in short-term municipal securities having one of the two highest ratings from a nationally recognized statistical rating organization or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short-term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short-term municipal securities of this kind.
Each State Fund may invest up to 20% of its assets in short-term money market securities the interest on which is subject to Federal income tax or the designated state’s income and/or intangible personal property taxes.
Among the securities the State Funds may buy are:

■	State Municipal Bonds — long-term municipal securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and from a respective State Fund’s state (and, where applicable, local) income tax and the value of which, in the opinion of bond counsel to the issuer, is exempt from state and local intangible personal property tax, if any. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

■	Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Each State Fund may also invest in municipal securities that are secured by insurance.
■	Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.
■	Variable Rate Demand Obligations — floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When a State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

■	Short-Term Municipal Derivatives — a variety of securities that generally represents a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.
■	Money Market Securities — short-term debt instruments such as U.S. Treasury bills.
■	Repurchase Agreements and Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for changes due to currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and U.S. Government agency securities with longer maturities.
Other Strategies Applicable to Tax-Exempt Fund and the State Funds
In addition to the principal strategies discussed above, each Fund, as applicable, may also invest or engage in the following investments/strategies:
■	Borrowing — Each Fund may borrow only to meet redemptions.

■	Illiquid/Restricted Securities — Each Fund may invest up to 5% of its total assets in illiquid securities that it cannot sell within seven days at approximately current value. Each Fund may also invest up to 10% of its total assets (including any amount invested in illiquid securities) in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.

■	Municipal Lease Obligations (Tax-Exempt Fund) — Municipal lease obligations are participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

■	Private Activity Bonds (State Funds) — Each State Fund may invest in certain short-term securities classified as “private activity bonds” that may subject certain investors to the Federal alternative minimum tax.

■	Short-Term Tax-Exempt Derivatives (Tax-Exempt Fund) — Short-term tax-exempt derivatives are a variety of securities that generally represent Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.
■	Temporary Defensive Strategy (State Funds) — For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short-term securities other than those that are exempt from income tax in its designated state.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Investment Risks

This section contains a discussion of the general risks of investing in the Funds. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.
Principal Risks of Investing in the Funds

■	Credit Enhanced Securities Risk (State Funds) — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — The Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Tax-Exempt Status Risk — In making investments, the Fund and BlackRock will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor BlackRock will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
■	Non-Diversification Risk (State Funds) — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — In 2010, the Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulation, which, if adopted, may affect the Fund’s operations and/or return potential.
■	Repurchase Agreements and Purchase and Sale Contracts Risks (State Funds) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a State Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a State Fund may lose money.

■	State Specific Risk (State Funds) — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Please see the Appendix for the applicable state in the Statement of Additional Information for additional information on risks of investing in that state.

California — The economy of the State of California, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State has a population of about 38.0 million, which has been growing at a 1-2 percent annual rate for several decades. In 2012, gross domestic product of goods and services in the State exceeded $2.0 trillion. Total civilian employment was over 17.0 million as of May 2013.
California’s economy mirrors the national economy in many respects, and like the nation as a whole, California’s economy is slowly recovering from a deep recession, which was marked by falling home prices, low credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs. Many regions in California, particularly in and near the Central Valley, have suffered particularly large impacts from the subprime mortgage meltdown with high rates of foreclosure and steep drop in housing prices. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 8.6 percent in May 2012, is 1 percent higher than the national average.
Further, in addition to a slow recovery from the recent recession, California has faced serious budgetary problems in the past as a result of previous structural imbalances between State revenues and expenditures. A decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, contributed to multi-billion dollar deficits in prior years. However, with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (known as Proposition 30), the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance.
Most local government agencies continue to face budget constraints due to limited taxing powers and a weakened economy, among other factors. Counties, in particular, also face the rising costs of mandated expenditures for health, welfare and public safety. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost (particularly safety personnel) and unfunded pension and post-retirement liabilities. Other cities and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. The Town of Mammoth Lakes also entered bankruptcy under Chapter 9 of the Federal bankruptcy code, but for different reasons, namely due to a large judgment entered against the city.
State general obligation bonds are, as of July 1, 2013, rated “A1” by Moody’s Investors Service, Inc., “A” by Standard & Poor’s, and “A-” by Fitch Ratings. These ratings are among the lowest of any of the 50 states.
Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the recent recession.
The State is required to adopt a fiscal year budget under which (i) the amount of general budget expenditures do not exceed estimated revenues and (ii) year-over-year increases in general budget expenditures do not exceed specified limits. The State’s General Fund, on an budgetary (modified cash) basis, ran operating deficits in fiscal years 2001-02 and 2002-03 of approximately $817.1 million and $96.6 million, respectively. The fiscal year 2001-02 deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The fiscal year 2002-03 deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. For the subsequent four fiscal years ending June 30, 2007, the General Fund ran operating surpluses of $302.2 million, $363.9 million, $446.5 million and $269.2 million, respectively. These surplus balances were transferred to the Budget Reserve Fund in accordance with Section 4-30a of the Connecticut General Statutes which requires any unappropriated surplus, up to 10% of General Fund expenditures, to be deposited into the Budget Reserve Fund. For fiscal year 2007-08, the General Fund had an operating surplus of $99.4 million. The entire surplus was reserved for fiscal year 2008-09 spending. The General Fund ran an operating deficit in fiscal year 2008-09 of approximately $947.6 million. In December 2009 the State issued $915.8 million notes for the purpose of funding the fiscal year 2008-09 deficit, amounts to pay costs of issuance of such notes and certain interest payable or accrued on such notes. For fiscal year 2009-10, the General Fund had an operating surplus of $449.9 million, $140.0 million of which was transferred for use in fiscal year 2010-11 and the balance used to reduce from $956.0 million to $646.1 million the amount of proposed special obligation economic recovery revenue bonds authorized by the General Assembly in 2010 to be issued to finance a transfer to the General Fund. For fiscal year 2010-11, the General Fund had an operating deficit of $137.7 million. However, a General Fund surplus for the 2010-11 fiscal year of $236.9 million resulted after net adjustments of $374.5 million which included the release of $449.9 million from prior year reserves and other fund balance and carryforward adjustments. With the exception of $14.5 million that is contractually obligated to be deposited into the trust fund for Other Post Employment Benefits, the surplus balance was reserved for payment toward a portion of the State’s $915.8 million Economic Recovery Notes (2009 Series A) issued to finance the fiscal year 2008-09 deficit. Pursuant to Public Act No. 12-104, however, the sum of $222.4 million previously reserved from the surplus in fiscal year 2010-11 for the early redemption of a portion of the State’s outstanding Economic Recovery Notes (2009 Series A) was credited to the budget reserve fund established pursuant to section 4-30a of the General Statutes. The General Fund deficit for fiscal year 2011-12 was $143.5 million, which was eliminated with prior year fund reserves made available for use in the fiscal year 2011-12. Monthly reports of the Office of Policy and Management and of the Comptroller for fiscal year 2012-13 as of the period ending May 31, 2013, projected an operating surplus of $236.6 million in the General Fund. The State has adopted a budget for the 2013-25 biennium. These budget acts made General Fund appropriations of $17,188.8 million in fiscal year 2013-14 and $17,497.6 million in fiscal year 2014-15. The budget projects General Fund revenues of $17,192.4 million in fiscal year 2013-14 and $17,499.8 million in fiscal year 2014-15, resulting in a projected surplus of $3.6 million in fiscal year 2013-14 and $2.2 million in fiscal year 2014-15.
The State’ s general obligation bonds are rated Aa3 by Moody’s Investors Service (“Moody’s”) and AA by Standard & Poor’s Rating Services (“S&P”), Fitch Ratings (“Fitch” ) and Kroll Bond Rating Agency, Inc. (“Kroll”). Moody’s, S&P

and Kroll have assigned a “ stable” credit outlook on the State’s general obligation debt. Fitch has assigned a “negative” credit outlook on the State’s general obligation debt. As of July 1, 2013, the State had authorized direct general obligation bond indebtedness, including pension obligation, UConn 2000 and tax increment bonds, totaling approximately $36,186.0 million, of which approximately $31,798.0 million had been approved for issuance by the State Bond Commission and approximately $28,918.4 million had been issued, leaving an authorized but unissued balance of $2,879.6 million and $4,388.0 million bonds available for authorization. As of July 1, 2013, net State direct general obligation indebtedness outstanding (including lease financings, tax incremental financings, CHFA supportive housing bonds and emergency mortgage assistance program bonds, and State university system auxiliary services bonds, but not including CCEDA bonds or CHEFA childcare facilities bonds) was approximately $14,762.7 million.

General obligation bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations. Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies.

Massachusetts — Although the Massachusetts economy has recently shown signs of improvement, including a reduction in the unemployment rate, growth in consumer spending, a rising real estate market and increasing tax collections, there are also signs that this growth is now slowing. The Massachusetts economy is expected to be adversely affected by the payroll tax increase, federal budget cuts and weak international conditions. Certain sectors of the Commonwealth’s economy, such as the medical and scientific research and development sector, could be particularly affected by cuts in federal spending. Any declines in personal income, tax collections, consumer spending or employment levels could have a further negative impact on state revenues. In addition, increased medical coverage requirements combined with rising health care costs are increasing the Commonwealth’s liabilities, and retirement systems face considerable unfunded liabilities. Municipalities often depend on the Commonwealth to meet certain of their funding requirements, and a decrease in state assistance to municipalities could have a negative effect on municipalities’ ability to meet their debt obligations. In addition, municipalities in the Commonwealth depend on real estate taxes to meet funding needs and declines in real property values negatively impact the collection of these taxes. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal as well as the market value and marketability of municipal obligations held by the Fund.
Michigan — Michigan’s economy is closely tied to the manufacturing sector, particularly the automobile industry. While increased automobile production and an increasingly diversified economy led to an unemployment rate that, until 2002, was below the national average, due to weakness in the automobile sector, and productivity gains, the unemployment rate, for the last several years, has exceeded the national average. Michigan has reported balanced budgets for the last five years. In prior years as Michigan struggled with declining revenues, it relied on the use of Federal stimulus funds, expenditure reductions and revenue enhancements to balance its budget. The most recent two budgets were balanced without one time measures as Michigan’s revenues stabilized made deposits into the budget stabilization, or “rainy day,” fund. On July 18, 2013, the City of Detroit filed for bankruptcy protection under Chapter 9 of Title 11 of the United States Code. The Emergency Manager has indicated that the City intends to significantly reduce the amount paid to unsecured creditors, including limited tax and unlimited tax general obligation bonds. The impact of this filing on bondholders of City obligations, the State of Michigan and other Michigan governments cannot be predicted at this time. Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings currently rate the State of Michigan’s general obligation bonds Aa2, AA- and AA, respectively.
New Jersey — Economic conditions in New Jersey have continued to improve from the low levels reached in the 2008-2009 recession. This improvement has been manifested in the expansion of consumer and capital spending, and has resulted in increased employment. More recently, the housing market has started to improve. According to information released by the New Jersey Department of Labor and Workforce Development on March 18, 2013, payroll employment in 2012 averaged 1.3% higher than in 2011, which was the largest percentage gain since 2000. The State’s level of payroll employment as of January 2013 was 3.935 million, which was 1.5% (+58,300) higher than the level of payroll employment as of January 2012.
New York — The risks of investing in municipal securities issued by or on behalf of the State of New York, New York City and other New York public bodies include, but are not limited to, the performance of the national and State economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

Ohio — Ohio Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is experiencing an economic downturn with unemployment at historically high levels. Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.
Pennsylvania — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing laws or laws with respect to tax-exempt financing.
■	Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Other Risks of Investing in the Funds
Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

■	Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing money may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
■	Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
■	Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Either the issuer of the municipal security or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Fund may lose money on its investment if the insurance company does not make payments it guarantees. In addition, if the Fund purchases the insurance, it must pay the premiums, which will reduce the Fund’s yield. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

■	Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■	Unavailability of Tax-Exempt Securities Risk — The portfolio of Tax-Exempt Fund and each State Fund represents a significant percentage of the market in short-term tax-exempt securities and short-term municipal securities, respectively. A shortage of available high quality short-term tax-exempt securities or short-term municipal securities, as applicable, will affect the yield on the Fund’s portfolio. The Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

Distribution and Shareholder Servicing Plan

Each Fund has adopted a distribution and shareholder servicing plan (the “Plan”) that allows the Fund to pay fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and for certain services provided to its shareholders.

Plan Payments

Under the Plan, Fund shares pay a fee to BlackRock Investments, LLC (the “Distributor”) and/or its affiliates, including The PNC Financial Services Group, Inc. (“PNC”) and its affiliates, for account maintenance, sales and promotional activities and services in connection with the sale of shares. The fee may also be used to pay a financial professional or a selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, PNC and their respective affiliates) (each, a “Financial Intermediary”) for sales support services and related expenses. Fund shares pay a maximum fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.
Other Payments by the Funds

In addition to, rather than in lieu of, fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays its transfer agent, Financial Data Services, Inc. (the “Transfer Agent“), BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Funds will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and their shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your Financial Intermediary. You may also buy, sell and transfer shares through the Transfer Agent if your account is held directly with the Transfer Agent. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

Each Fund’s shares are distributed by the Distributor, an affiliate of BlackRock.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of shares of the Fund at any time, for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA® service or any other Merrill Lynch central asset account program at any time for any reason.
In addition, each Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.
How to Buy Shares

Your Choices	Information Important for You to Know
Initial Purchase	Determine the amount of your investment	If you are a CMA® service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.
If you are not a CMA® service or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.
Have cash balances from your CMA® or Beyond Banking® Accounts automatically invested in shares of the Fund designated as your primary money account	If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:
Except as described below, cash balances of less than $1,000 in a CMA® account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday.
• Cash balances in a CMA® account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA® account, or (iv) a sale of shares of Ready Assets Prime Money Fund or Ready Assets U.S.A. Government Money Fund will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA® account, subject to certain timing considerations described below.
• A cash deposit of $1 or more in a Beyond Banking® Account or of $1,000 or more in a CMA® account, a cash balance of $1 or more in a Beyond Banking® Account or of $1,000 or more in a CMA® account from a payment of dividends or interest on securities held in your CMA® account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.
Have your Merrill Lynch Financial Advisor submit your purchase order	If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.
Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.
Purchase requests received by any Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Your Choices	Information Important for You to Know
Initial Purchase (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order (continued)	Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of shares of the Fund at any time for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA® service or any other Merrill Lynch central asset account program at any time for any reason.
When purchasing shares as a CMA® service or other Merrill Lynch central asset account program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA® service participants.
Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA® service subscriber, you may call the Transfer Agent at (800) 221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA® service subscribers who have cash balances in their accounts invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12 p.m., Eastern time. After application of any cash balances in the account to these debits, shares of the Fund or other money account designated as the primary money account and, to the extent necessary, shares of other applicable Funds or money accounts, will be redeemed at net asset value at the 12 p.m., Eastern time, pricing to satisfy any remaining debits.
	Have your Merrill Lynch Financial Advisor submit your sales order	If you are a CMA® service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be credited to your CMA® account or mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Redemption of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.
	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A medallion signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange and registered securities association. A notary public seal will not be acceptable. Redemption requests should not be made to

Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Sell through the Transfer Agent (continued)	the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record.

***
If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days. Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

How to Transfer Shares

	Your Choices	Important Information for You to Know
Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary	You may transfer your Fund shares only to another Financial Intermediary that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating Financial Intermediary	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA® service subscribers.

Fund’s Rights

Each Fund may:
■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

■	Postpone the date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Suspension of Redemptions Upon Liquidation. If the Board, including a majority of the trustees who are not “interested persons” of Tax-Exempt Fund or Multi-State Trust as defined in the Investment Company Act, determines that the deviation between a Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller accounts, each Fund may redeem shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.
Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards have evaluated the risks of market timing activities by the Funds’ shareholders and have determined that due to (i) the Funds’ policy of seeking to maintain the Funds’ net asset value per share at $1.00 each day, (ii) the nature of the Funds’ portfolio holdings, and (iii) the nature of the Funds’ shareholders, it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Boards have not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Master/Feeder Structure for the Tax-Exempt Fund

Tax-Exempt Fund is a “feeder” fund that invests all of its assets in Master LLC. Investors in Tax-Exempt Fund will acquire an indirect interest in Master LLC.
Master LLC may accept investments from other feeder funds, and all the feeder funds of Master LLC bear Master LLC’s expenses in proportion to their assets. This structure may enable Tax-Exempt Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from Master LLC from different feeder funds may offset each other and produce a lower net cash flow.
However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to Master LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in Master LLC. Information about other feeder funds, if any, is available by calling (800) 626-1960.

Whenever Master LLC holds a vote of its feeder funds, Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than Tax-Exempt Fund over the operations of Master LLC.

Tax-Exempt Fund may withdraw from Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Management of the Funds

BlackRock

BlackRock, investment adviser to Master LLC and each of the State Funds, manages the investments and business operations of Master LLC and each of the State Funds subject to the oversight of the Board of Directors of Master LLC or the Board of Trustees of Multi-State Trust. While BlackRock is ultimately responsible for the management of Master LLC and the State Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC, the sub-adviser of Master LLC and each State Fund and an affiliate of BlackRock (the “Sub-Adviser”), is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.857 trillion in investment company and other portfolio assets under management as of June 30, 2013.
Master LLC and Multi-State Trust, on behalf of each State Fund, have each entered into separate management agreements (each, a “Management Agreement”) with BlackRock. Pursuant to each Management Agreement, BlackRock is entitled to fees computed daily and payable monthly at the maximum annual management fee rate (as a percentage of average daily net assets) calculated as follows:

	Rate of Management Fee
Average Daily Net Assets	Master LLC	State Funds
Not exceeding $500 million	0.250%	0.500%
Exceeding $500 million but not exceeding $1 billion	0.175%	0.425%
Exceeding $1 billion	0.125%	0.375%

For the fiscal year ended March 31, 2013, Master LLC and each State Fund paid BlackRock at the management fee rates shown below:

Fund	Management Fee (net of waivers and/or reimbursement, if applicable) as a percentage of average daily net assets
Master LLC	0.065%
California Fund	0.152%
Connecticut Fund	0.091%
Massachusetts Fund	0.115%
Michigan Fund	0.045%
New Jersey Fund	0.200%
New York Fund	0.153%
Ohio Fund	0.070%
Pennsylvania Fund	0.102%

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser with respect to Master LLC and each State Fund. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the applicable Management Agreement. The Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio.

BlackRock also acts as Tax-Exempt Fund’s administrator (in such capacity, the “Administrator”). Tax-Exempt Fund pays the Administrator an administration fee at the annual rate of 0.25% of the average daily net assets of the Fund.

BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund and Master LLC to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

A discussion of the basis for each Board’s approval of the Management Agreements with BlackRock and the sub-advisory agreements between BlackRock and the Sub-Adviser is included in the applicable Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2012.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.
Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates the net asset value at 12 p.m. Eastern time on each business day that the Exchange or New York banks are open, immediately after the daily declaration of dividends. Both the Exchange and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the Exchange is open and New York banks are closed are Columbus Day and Veterans Day. The only scheduled day on which New York banks are open and the Exchange is closed is Good Friday. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Funds.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.
Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

Each Fund may accept orders from certain authorized Financial Intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

The following discussion applies to Tax-Exempt Fund and each State Fund, unless otherwise indicated. Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive monthly statements about such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
A Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes and are designated by the Fund as “exempt interest dividends,” they are exempt from Federal income tax. To the extent dividends distributed by a State Fund are from bond interest income that is excludable from income for state income tax purposes in the designated state, each State Fund intends to satisfy the requirements for such dividends to be exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.
There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.
Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Distributions derived from interest on U.S. Government securities, if any, may be exempt from state and local income taxes. If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.
Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long-term capital gains regardless of how long you have held your shares.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investment) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.
By law, your ordinary income dividends will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.
If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, a Fund’s ordinary income dividends (excluding exempt interest dividends, which are not subject to U.S. withholding tax) will generally be subject to a 30% withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2014, certain distributions reported by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax.
A 30% withholding tax on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016, may be imposed on (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Financial Highlights

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in each indicated Fund’s Annual Report, which is available upon request.

Tax-Exempt Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0004	0.0008	0.0125
Net realized gain (loss)	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0005	0.0008	0.0125
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0004)	(0.0008)	(0.0125)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0000)[3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0005)	(0.0008)	(0.0125)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.04%	0.08%	1.26%
Ratios to Average Net Assets[5]
Total expense	0.50% [6]	0.56% [6]	0.58%	0.58%	0.57%
Total expenses after fees waived	0.24% [6]	0.24% [6]	0.37%	0.49%	0.57%
Net investment income	0.00% [6]	0.00% [6]	0.05%	0.09%	1.24%
Supplemental Data
Net assets, end of year (000)	$2,706,211	$3,092,936	$3,612,630	$5,605,519	$10,279,544

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	For the years ended March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.09% and 0.03%, respectively.

Financial Highlights (continued)

California Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0001	0.0004	0.0005	0.0112
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0004	0.0005	0.0112
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0004)	(0.0005)	(0.0112)
Net realized gain	(0.0000) [3]	(0.0000) [3]	—	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0004)	(0.0005)	(0.0112)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.04%	0.05%	1.12%
Ratios to Average Net Assets
Total expenses	0.64%	0.62%	0.61%	0.61%	0.57%
Total expenses after fees waived, reimbursed and paid indirectly	0.21%	0.21%	0.33%	0.46%	0.57%
Net investment income	0.00%	0.01%	0.04%	0.06%	1.16%
Supplemental Data
Net assets, end of year (000)	$901,056	$1,055,359	$1,229,341	$1,485,537	$2,902,562

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

Connecticut Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	—	0.0003	0.0107
Net realized gain	—	0.0000 [1]	0.0000 [1]	—	0.0001
Net increase from investment operations	0.0000	0.0000	0.0000	0.0003	0.0108
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	—	(0.0003)	(0.0107)
Net realized gain	(0.0000) [3]	—	(0.0000) [3]	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0003)	(0.0107)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.00%	0.03%	1.08%
Ratios to Average Net Assets
Total expenses	0.72%	0.71%	0.69%	0.71%	0.68%
Total expenses after fees waived, reimbursed and paid indirectly	0.18%	0.19%	0.32%	0.44%	0.68%
Net investment income	0.00%	0.00%	0.00%	0.03%	1.06%
Supplemental Data
Net assets, end of year (000)	$158,440	$181,310	$232,421	$368,830	$606,199

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

Massachusetts Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	—	0.0004	0.0103
Net realized gain	0.0006	0.0000 [1]	—	0.0002	0.0001
Net increase from investment operations	0.0006	0.0000	—	0.0006	0.0104
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	—	(0.0004)	(0.0103)
Net realized gain	(0.0006)	(0.0000) [3]	—	(0.0000) [3]	—
Total dividends and distributions	(0.0006)	(0.0000)	—	(0.0004)	(0.0103)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.06%	0.00%	0.00%	0.05%	1.03%
Ratios to Average Net Assets
Total expenses	0.76%	0.73%	0.72%	0.74%	0.72%
Total expenses after fees waived, reimbursed and paid indirectly	0.24%	0.23%	0.35%	0.50%	0.72%
Net investment income	0.00%	0.00%	0.00%	0.05%	1.03%
Supplemental Data
Net assets, end of year (000)	$131,718	$150,888	$162,853	$224,140	$428,177

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

Michigan Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	—	0.0003	0.0115
Net realized gain	—	0.0001	—	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0001	—	0.0003	0.0116
Dividends from net investment income[2]	(0.0000) [3]	(0.0000) [3]	—	(0.0003)	(0.0115)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.00%	0.03%	1.16%
Ratios to Average Net Assets
Total expenses	0.80%	0.79%	0.73%	0.73%	0.72%
Total expenses after fees waived, reimbursed and paid indirectly	0.24%	0.23%	0.41%	0.47%	0.72%
Net investment income	0.00%	0.00%	0.00%	0.03%	1.15%
Supplemental Data
Net assets, end of year (000)	$ 44,533	$ 56,019	$85,871	$175,022	$278,225

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

New Jersey Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0001	0.0004	0.0008	0.0128
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0004	0.0008	0.0128
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0001)	(0.0004)	(0.0008)	(0.0128)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total dividends and distributions	(0.0000)	(0.0001)	(0.0004)	(0.0008)	(0.0128)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.01%	0.04%	0.08%	1.29%
Ratios to Average Net Assets
Total expenses	0.68%	0.67%	0.65%	0.64%	0.61%
Total expenses after fees waived, reimbursed and paid indirectly	0.26%	0.30%	0.37%	0.52%	0.61%
Net investment income	0.00%	0.01%	0.04%	0.08%	1.26%
Supplemental Data
Net assets, end of year (000)	$377,525	$422,655	$607,969	$988,738	$1,514,759

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

New York Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	—	0.0004	0.0114
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0000	0.0000	0.0004	0.0115
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	—	(0.0004)	(0.0114)
Net realized gain	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0004)	(0.0114)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.00%	0.04%	1.15%
Ratios to Average Net Assets
Total expenses	0.65%	0.64%	0.62%	0.60%	0.58%
Total expenses after fees waived and reimbursed	0.21%	0.21%	0.34%	0.41%	0.58%
Net investment income	0.00%	0.00%	0.00%	0.05%	1.13%
Supplemental Data
Net assets, end of year (000)	$707,355	$906,852	$996,972	$1,637,162	$3,006,793

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

Ohio Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0004	0.0010	0.0136
Net realized gain	—	0.0000 [1]	—	0.0001	0.0004
Net increase from investment operations	0.0000	0.0000	0.0004	0.0011	0.0140
Dividends and distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0004)	(0.0010)	(0.0136)
Net realized gain	(0.0000) [3]	—	(0.0000) [3]	(0.0000) [3]	—
Tax return of capital	(0.0020)	—	—	—	—
Total dividends and distributions	(0.0020)	(0.0000)	(0.0004)	(0.0010)	(0.0136)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.20%	0.00%	0.04%	0.11%	1.37%
Ratios to Average Net Assets
Total expenses	0.77%	0.77%	0.70%	0.72%	0.71%
Total expenses after fees waived, reimbursed and paid indirectly	0.22%	0.21%	0.38%	0.62%	0.71%
Net investment income	0.00%	0.00%	0.04%	0.11%	1.32%
Supplemental Data
Net assets, end of year (000)	$ 82,542	$100,592	$126,607	$313,893	$436,602

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (concluded)

Pennsylvania Fund

	Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	—	0.0003	0.0111
Net realized gain	—	0.0000 [1]	—	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0000	—	0.0003	0.0112
Dividends from net investment income[2]	(0.0000) [3]	(0.0000) [3]	—	(0.0003)	(0.0111)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return[4]
Total investment return	0.00%	0.00%	0.00%	0.03%	1.12%
Ratios to Average Net Assets
Total expenses	0.74%	0.72%	0.71%	0.72%	0.68%
Total expenses after fees waived, reimbursed and paid indirectly	0.24%	0.21%	0.34%	0.45%	0.68%
Net investment income	0.00%	0.00%	0.00%	0.03%	1.12%
Supplemental Data
Net assets, end of year (000)	$ 88,214	$132,555	$148,845	$334,360	$590,238

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Financial Intermediary.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries; it will be used only for compliance with the requirements of the Patriot Act.
Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.
For a discussion of the Funds’ policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.
Administration Fee — a fee paid to the Administrator for providing administrative services to Tax-Exempt Fund.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund (and Master LLC, if applicable).
Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.
Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.

Management Fees — fees paid to BlackRock for managing Master LLC or a State Fund.
Other Expenses — include transfer agency, custody, professional fees and registration fees.
Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.
Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

For More Information

Funds and Service Providers

FUNDS

BIF Tax-Exempt Fund
BIF Multi-State Municipal Series Trust
 BIF California Municipal Money Fund
 BIF Connecticut Municipal Money Fund
 BIF Massachusetts Municipal Money Fund
 BIF Michigan Municipal Money Fund
 BIF New Jersey Municipal Money Fund
 BIF New York Municipal Money Fund
 BIF Ohio Municipal Money Fund
 BIF Pennsylvania Municipal Money Fund
Written Correspondence:
c/o Financial Data Services, Inc.
P.O. Box 45290
Jacksonville, Florida 32231-5290

Overnight Mail:
c/o Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 626-1960
MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
SUB-ADVISER

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, New Jersey 08540-6455
ADMINISTRATOR

For BIF Tax-Exempt Fund:
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
100 Summer Street
Boston, Massachusetts 02110
DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022
CUSTODIAN
State Street Bank and Trust Company
100 Summer Street
Boston, Massachusetts 02110
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund’s investments.

Statement of Additional Information
A Statement of Additional Information (“SAI”), dated July 29, 2013, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Funds, may be obtained free of charge, along with the Funds’ annual and semi-annual reports, by calling (800) 626-1960. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available on any business day to discuss mutual fund prospectuses, literature, programs and services available. Call: (800) 626-1960.
Purchases and Redemptions and Account Information
Call your Financial Intermediary or Financial Data Services, Inc. at (800) 221-7210.
World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/moneymarketreports. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BIF Tax-Exempt Fund
or BIF Multi-State Municipal Series Trust
c/o Financial Data Services, Inc.
P.O. Box 45290
Jacksonville, Florida 32231
Overnight Mail
BIF Tax-Exempt Fund
or BIF Multi-State Municipal Series Trust
c/o Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 626-1960.

Portfolio Characteristics and Holdings
A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 626-1960.

Securities and Exchange Commission
You may also view and copy public information about the Funds, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge can be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
BIF TAX-EXEMPT FUND:
INVESTMENT COMPANY ACT FILE # 811-3111
BIF MULTI-STATE MUNICIPAL SERIES TRUST:
INVESTMENT COMPANY ACT FILE # 811-5011

© BlackRock Advisors, LLC

PRO-16817-0713

Z:\Production\FP E-Solutions\07_Dreamweaver\2013\07_July\26_July\06_555752_010\Draft\PR 2
STATEMENT OF ADDITIONAL INFORMATION

BIF Tax-Exempt Fund
BIF Multi-State Municipal Series Trust

BIF California Municipal Money Fund

BIF Connecticut Municipal Money Fund

BIF Massachusetts Municipal Money Fund
BIF Michigan Municipal Money Fund
BIF New Jersey Municipal Money Fund
BIF New York Municipal Money Fund
BIF Ohio Municipal Money Fund

BIF Pennsylvania Municipal Money Fund
100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 626-1960

This Statement of Additional Information of BIF Tax-Exempt Fund and each series of BIF Multi-State Municipal Series Trust (collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 29, 2013, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 626-1960 or by writing to the Funds at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of this Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. BIF Tax-Exempt Fund’s audited financial statements and the audited financial statements of Master Tax-Exempt LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to BIF Tax-Exempt Fund’s 2013 Annual Report. The audited financial statements of each series of BIF Multi-State Municipal Series Trust, together with the report of the independent registered public accounting firm, are incorporated by reference to BIF Multi-State Municipal Series Trust’s 2013 Annual Report. You may request a copy of the Annual Reports at no charge by calling (800) 626-1960 on any business day.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Fund	Ticker Symbol
BIF Tax-Exempt Fund	CMAXX
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	CMLXX
BIF Connecticut Municipal Money Fund	MCOXX
BIF Massachusetts Municipal Money Fund	CMHXX
BIF Michigan Municipal Money Fund	MICXX
BIF New Jersey Municipal Money Fund	CMJXX
BIF New York Municipal Money Fund	CMYXX
BIF Ohio Municipal Money Fund	MSOXX
BIF Pennsylvania Municipal Money Fund	CPNXX

BlackRock Advisors, LLC — Manager
BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is July 29, 2013.

PART I: INFORMATION ABOUT BIF Tax-Exempt Fund and
BIF Multi-State Municipal Series Trust
Part I of this Statement of Additional Information sets forth information about BIF Tax-Exempt Fund (the “Tax-Exempt Fund”) and BIF Multi-State Municipal Series Trust (the “Multi-State Trust”). The Multi-State Trust consists of BIF California Municipal Money Fund (the “California Fund”), BIF Connecticut Municipal Money Fund (the “Connecticut Fund”), BIF Massachusetts Municipal Money Fund (the “Massachusetts Fund”), BIF Michigan Municipal Money Fund (the “Michigan Fund”), BIF New Jersey Municipal Money Fund (the “New Jersey Fund”), BIF New York Municipal Money Fund (the “New York Fund”), BIF Ohio Municipal Money Fund (the “Ohio Fund”) and BIF Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each, a “State Fund” and together, the “State Funds”) (the State Funds and the Tax-Exempt Fund are collectively referred to herein as the “Funds”). It includes information about the Board of Trustees of each of the Tax-Exempt Fund and the Multi-State Trust (each, a “Board”), the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with each Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I. Investment Objectives and Policies

Set forth below are descriptions of the types of investments and investment strategies that the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this Statement of Additional Information for further information on these investments and investment strategies. Information that does not apply to a Fund does not form a part of that Fund’s Statement of Additional Information and should not be relied on by investors in such Fund.

Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s Statement of Additional Information.

	BIF California	BIF Connecticut	BIF Massachu- setts	BIF Michigan	BIF New Jersey	BIF New York	BIF Ohio	BIF Pennsyl- vania	BIF Tax-Exempt
Bank Money Instruments
Commercial Paper and Other Short-Term Obligations	X	X	X	X	X	X	X	X
Foreign Bank Money Instruments
Foreign Short-TermDebt Instruments
Forward Commitments
Investment in Other Investment Companies	X	X	X	X	X	X	X	X	X
Municipal Investments	X	X	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X	X	X
Municipal Securities — Derivative Products	X	X	X	X	X	X	X	X	X
Municipal Notes	X	X	X	X	X	X	X	X	X
Municipal Commercial Paper	X	X	X	X	X	X	X	X	X
Municipal Lease Obligations	X	X	X	X	X	X	X	X	X
Municipal Securities — Short-Term Maturity Standards	X	X	X	X	X	X	X	X	X
Municipal Securities — Quality Standards	X	X	X	X	X	X	X	X	X
Municipal Securities — Other Factors	X	X	X	X	X	X	X	X	X
Single State Risk	X	X	X	X	X	X	X	X
VRDOs and Participating VRDOs	X	X	X	X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”									X

	BIF California	BIF Connecticut	BIF Massachu- setts	BIF Michigan	BIF New Jersey	BIF New York	BIF Ohio	BIF Pennsyl- vania	BIF Tax-Exempt
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X
Securities Lending
Structured Notes
Taxable Money Market Securities	X	X	X	X	X	X	X	X
When-Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X

Regulation Regarding Derivatives. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.

Tax-Exempt Fund

The Tax-Exempt Fund is a tax-exempt money market fund. The investment objective of the Tax-Exempt Fund is to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objective of the Tax-Exempt Fund is a fundamental policy of the Tax-Exempt Fund and may not be changed without the affirmative vote of a majority of the outstanding shares of the Tax-Exempt Fund as defined in the Investment Company Act. The Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term high quality tax-exempt money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). The Tax-Exempt Fund is classified as a diversified open-end investment company under the Investment Company Act.
The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master fund, the Master Tax-Exempt LLC (the “Master LLC”), which has the same investment objective and strategies as the Tax-Exempt Fund. All investments will be made at the Master LLC level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Master LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the name of the Fund or the term “Fund” to include the underlying Master LLC in which the Tax-Exempt Fund invests.
The Tax-Exempt Fund may invest up to 20% of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to the Federal alternative minimum tax. There can be no assurance that the investment objective of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (including the Federal alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be excludable from gross income for Federal income tax purposes (including the Federal alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.
The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short-term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.
The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short-term maturity and quality standards of the Tax-Exempt Fund. The Tax-Exempt Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long-term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.
Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its investment objective, as is available from investments in short-term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

State Funds

Each State Fund is a tax-exempt money market fund. The investment objective of each State Fund is to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objective is a fundamental policy of each State Fund that may not be changed without the approval of the holders of the relevant State Fund’s outstanding securities. Each State Fund is classified as a non-diversified open-end investment company under the Investment Company Act.
Each State Fund seeks to achieve its investment objective by investing in a portfolio of short-term, high quality tax exempt money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). Each State Fund seeks to achieve its investment objective by investing primarily in a portfolio of obligations, certificates of participation, leases or other arrangements with remaining maturities of 397 days (13 months) or less that are issued or entered into by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative products the interest from which is excludable, in the opinion of bond counsel to the issuer, from gross income for both Federal income tax purposes and the designated state’s personal (and where applicable, local) income tax purposes. It is expected that the value of such investments would be exempt from state intangible personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objective will be achieved.
Under normal circumstances, each State Fund will generally invest at least 80% of its net assets in State Municipal Securities the income on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and which are exempt from income tax and/or intangible personal property tax in the designated state. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each State Fund and may not be changed without the approval of a majority of each State Fund’s outstanding shares as defined in the Investment Company Act. Each State Fund may invest up to 20% of its assets in short-term money market securities the interest on which is includable in gross income for Federal tax purposes and/or subject to income tax or to the intangible personal property tax in the designated state.

State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is excludable from gross income, in the opinion of bond counsel to the issuer, for Federal income tax purposes but not for state or, where relevant, local personal income tax purposes and the value of which may be subject to state or local intangible personal property tax.

Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (industrial development bonds under pre-1986 law) (“PABs”) may be subject to the Federal alternative minimum tax. In general, these are bonds that benefit non-governmental entities. The percentage of each State Fund’s net assets invested in PABs will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, that have maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of BlackRock Advisors, LLC (“BlackRock” or the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state and/or local intangible personal property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as PABs. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail.

Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards. The dollar-weighted average maturity of each State Fund’s portfolio will be 60 days or less and the dollar-weighted average life of each State Fund’s portfolio will be 120 days or less.
Certain of the instruments in which State Funds invest, including variable rate demand obligations (“VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”), effectively provide State Funds with economic interests in long-term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or the long-term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.

II. Investment Restrictions
Tax-Exempt Fund
The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Master LLC has adopted investment restrictions substantially similar to those set forth below. In addition, the Master LLC has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Master LLC’s non-fundamental investment restrictions may be changed by the Master LLC’s Board of Directors without interestholder approval.

Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.
Under its fundamental investment restrictions, the Tax-Exempt Fund may not:
(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;
(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);
(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;
(4) make investments for the purpose of exercising control or management;
(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;
(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Municipal Investments — Municipal Securities” in Part II of this Statement of Additional Information;

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);
(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;
(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;

(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and
(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.
Notwithstanding the provision of fundamental restriction (12), the Tax-Exempt Fund may not invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).
The Master LLC has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Master LLC may not:
(1) borrow money, except that (i) the Master LLC may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (ii) the Master LLC may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Master LLC may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Master LLC may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Master LLC’s Prospectus and Statement of Additional Information. The Master LLC may not pledge its assets other than to secure such borrowings or to the extent permitted by the Master LLC’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2) make any investment inconsistent with the Master LLC’s classification as a diversified investment company under the Investment Company Act.
The Master LLC also has adopted non-fundamental investment restrictions, that may be changed by the Master LLC’s Board of Directors without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Master LLC may not:
a. write, purchase or sell puts, calls or combinations thereof.
b. subject to its fundamental investment restrictions, the Master LLC may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Master LLC.
If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.
State Funds

The Multi-State Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Unless otherwise provided, all references below to the assets of a State Fund are in terms of current market value.

Under these fundamental investment restrictions, no State Fund may:

(1) purchase any securities other than securities referred to under “Details About the Funds — How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies — State Funds” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;
(3) make investments for the purpose of exercising control or management;
(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies — State Funds” and “Municipal Investments — Municipal Securities” in Part II of this Statement of Additional Information;
(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);
(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;
(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;
(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Multi-State Trust, the Manager or any subsidiary thereof each owning beneficially more than ½ of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer;

(14) issue senior securities to the extent such issuance would violate applicable law; and
(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.
Notwithstanding the provisions of fundamental investment restriction (11), no State Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).
If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III. Information on Trustees and Officers

The Board of each of the Tax-Exempt Fund and the Multi-State Trust consists of fourteen individuals (each, a “Trustee”), twelve of whom are not “interested persons” of the Tax-Exempt Fund or the Multi-State Trust as defined in the Investment Company Act (the “Independent Trustees”). The same individuals serve as Directors of Master LLC. The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Tax-Exempt Fund and the Multi-State Trust are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.
The Board of each of the Tax-Exempt Fund and the Multi-State Trust has overall responsibility for the oversight of the Tax-Exempt Fund and the Multi-State Trust, respectively. The Co-Chairs of each Board are Independent Trustees, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. Each Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Co-Chairs of each Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of each Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of management of the Tax-Exempt Fund or the Multi-State Trust, as applicable, in executive session or with other service providers to the Tax-Exempt Fund or the Multi-State Trust. Each Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the applicable Board and reports its findings to the Board. Each Board and each standing Committee conduct annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the

Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

Each Board has engaged the Manager to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Manager, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, each of the Tax-Exempt Fund’s and the Multi-State Trust’s charter, and each Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations, and investment strategies and techniques. Each Board also conducts reviews of the Manager and its role in running the operations of each Fund.
Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of each Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. Each Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of a Fund’s activities and associated risks. Each Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The members of the Audit Committees (each, an “Audit Committee”) are Kenneth L. Urish (Chair), Herbert I. London, Robert C. Robb, Jr. and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Tax-Exempt Fund’s and the Multi-State Trust’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each independent audit of the Funds’ financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Funds and the internal controls of the Funds and certain service providers; (5) oversee the performance of the Tax-Exempt Fund’s and the Multi-State Trust’s Independent Registered Public Accounting Firm; (6) review and discuss with management and the Tax-Exempt Fund’s and the Multi-State Trust’s Independent Registered Public Accounting Firm the performance and filings of the Tax-Exempt Fund’s and the Multi-State Trust’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; and (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting. Each Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2013, each Audit Committee met four times.
The members of the Governance and Nominating Committees (each, a “Governance Committee”) are Dr. Matina S. Horner (Chair), Herbert I. London, Cynthia A. Montgomery, Robert C. Robb, Jr. and Toby Rosenblatt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Tax-Exempt Fund or the Multi-State Trust, as applicable, and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and Committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Tax-Exempt Fund or the Multi-State Trust, as applicable, that include biographical information and set forth the qualifications of the proposed nominee. Each Board has adopted a written charter for the Governance Committee. During the fiscal year ended March 31, 2013, each Governance Committee met six times.
The members of the Compliance Committees (each, a “Compliance Committee”) are Joseph P. Platt (Chair), Rodney D. Johnson, Ian A. MacKinnon and Cynthia A. Montgomery, all of whom are Independent Trustees. The

Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and the Funds’ third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Tax-Exempt Fund and Multi-State Trust and their service providers and recommend changes or additions to such policies or procedures; (2) review information on and, where appropriate, recommend policies concerning the Tax-Exempt Fund’s and Multi-State Trust’s compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Tax-Exempt Fund’s and the Multi-State Trust’s Chief Compliance Officer. Each Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2013, each Compliance Committee met four times.
The members of the Performance Oversight and Contract Committees (each, a “Performance Oversight Committee”) are David O. Beim (Chair), Ronald W. Forbes, Ian A. MacKinnon, Toby Rosenblatt and Frederick W. Winter, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices and the Funds’ investment performance; (2) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (3) review personnel and resources devoted to management of the Funds and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (4) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, Fund mergers or liquidations; (5) request and review information on the nature, extent and quality of services provided to the shareholders; and (6) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended March 31, 2013, each Performance Oversight Committee met five times.
The members of the Executive Committees (each, an “Executive Committee”) are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Paul L. Audet, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board of Trustees; (2) act on such matters as may require urgent action between meetings of the Board of Trustees; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended March 31, 2013, the Executive Committees of certain funds in the Equity-Liquidity Complex held two formal meetings. Each Executive Committee met informally numerous times throughout the fiscal year.
Each Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). Each Board believes that each of its Independent Trustees satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, each Board has considered a variety of criteria, none of which, in isolation, was controlling. Each Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Tax-Exempt Fund and Multi-State Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the Tax-Exempt Fund’s and Multi-State Trust’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees.
Each Independent Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Tax-Exempt Fund and Multi-State Trust and the other funds in the Equity-Liquidity Complex (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Boards.

Trustees	Experience, Qualifications and Skills
Independent Trustees
David O. Beim	David O. Beim has served for over 14 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. Each Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.
Ronald W. Forbes	Ronald W. Forbes has served for more than 30 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. This length of service provides Mr. Forbes with direct knowledge of the operation of the Funds and the business and regulatory issues facing the Funds. He currently serves as professor emeritus at the School of Business at the State University of New York at Albany, and has served as a professor of finance thereof since 1989. Mr. Forbes’ experience as a professor of finance provides valuable background for his service on the boards. Mr. Forbes has also served as a member of the task force on municipal securities markets for the Twentieth Century Fund.
Dr. Matina S. Horner	Dr. Matina S. Horner has served for over eight years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Each Board benefits from her prior service as Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund, which provided Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.
Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.
Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, a world renowned think tank in Washington D.C., from 1997 to 2011, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Boards. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

Trustees	Experience, Qualifications and Skills
Ian A. MacKinnon	Ian A. MacKinnon recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. MacKinnon spent over 25 years in fixed income investing. He served over 20 years as a portfolio manager at The Vanguard Group and was managing director and head of the Vanguard Fixed Income Group. Each Board benefits from the perspective and experience he has gained over 25 years in portfolio management and his expertise in the fixed income markets. Mr. MacKinnon has also served as a board member of the Municipal Securities Rulemaking Board.
Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 18 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Each Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.
Joseph P. Platt	Joseph P. Platt has served for over 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years’ experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.
Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Boards a wealth of practical business experience across a range of industries.
Toby Rosenblatt	Toby Rosenblatt has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.
Kenneth L. Urish	Kenneth L. Urish has served for over 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committees to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Trustees	Experience, Qualifications and Skills
Frederick W. Winter	Frederick W. Winter has served for over 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Each Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.
Interested Trustees
Paul L. Audet	Paul L. Audet has a wealth of experience in the investment management industry, including more than 14 years with BlackRock and over 30 years in finance and asset management. His expertise in finance is demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers and Acquisitions unit.
Henry Gabbay	Henry Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both their existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock and as Treasurer of certain closed-end funds in the BlackRock Fund Complexes provide the Boards with direct knowledge of the operations of the Funds and their investment advisers. Mr. Gabbay’s previous service on and long-standing relationship with the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.

Biographical Information
Certain biographical and other information relating to the Trustees of the Tax-Exempt Fund and the Multi-State Trust is set forth below, including address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Tax- Exempt Fund and the Multi- State Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Independent Trustees[1]
David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 108 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Tax- Exempt Fund and the Multi- State Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Ronald W. Forbes[4] 55 East 52nd Street New York, NY 10055 1940	Trustee	1987 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 108 Portfolios	None
Dr. Matina S. Horner[5] 55 East 52nd Street New York, NY 10055 1939	Trustee	2007 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 108 Portfolios	NSTAR (electric and gas utility)
Rodney D. Johnson[4] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 108 Portfolios	None
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	2002 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 108 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	2012 to present	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 108 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	1994 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 108 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 108 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 108 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Tax- Exempt Fund and the Multi- State Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma Inc. (pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 108 Portfolios	None
Kenneth L. Urish[7] 55 East 52nd Street New York, NY 10055 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 108 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 108 Portfolios	None
Interested Trustees[1,8]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee of the Tax-Exempt Fund and the Multi-State Trust and President of the Multi-State Trust	2011 to present	Senior Managing Director of BlackRock, Inc. and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock, Inc. from 2007 to 2008; Chief Financial Officer of BlackRock, Inc. from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Tax- Exempt Fund and the Multi- State Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Boards have approved extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
[2]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock, Inc. fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Boards in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock, Inc. funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[3]	Chair of the Performance Oversight Committees.
[4]	Co-Chair of the Boards.
[5]	Chair of the Governance Committees.
[6]	Chair of the Compliance Committees.

[7]	Chair of the Audit Committees.
[8]	Mr. Audet is an “interested person,” as defined in the Investment Company Act, of the Tax-Exempt Fund and the Multi-State Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Tax-Exempt Fund and the Multi-State Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Tax-Exempt Fund and the Multi-State Trust is set forth below, including address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Tax-Exempt Fund and the Multi-State Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer of the Tax-Exempt Fund and Chief Executive Officer of the Multi-State Trust	2010 to present	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	155 RICs consisting of 282 Portfolios	None
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 93 Portfolios	None
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.	155 RICs consisting of 282 Portfolios	None
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.	24 RICs consisting of 93 Portfolios	None
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer and Assistant Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	155 RICs consisting of 282 Portfolios	None
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	155 RICs consisting of 282 Portfolios	None
Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.	155 RICs consisting of 282 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Tax-Exempt Fund and the Multi-State Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present	Director of BlackRock, Inc. since 2010; Assistant Secretary of the Tax-Exempt Fund and the Multi-State Trust from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.	61 RICs consisting of 192 Portfolios	None

[1]	Officers of the Tax-Exempt Fund and the Multi-State Trust serve at the pleasure of the respective Board.
Share Ownership

As of December 31, 2012, no Trustee owned shares in any Fund except the Massachusetts Fund and the New York Fund. Information relating to each Trustee’s share ownership in these Funds and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2012 is set forth in the tables below.

	Aggregate Dollar Range of Equity Securities		Aggregate Dollar Range of Equity Securities in Supervised Funds
Name of Trustee	Massachusetts Fund	New York Fund
Interested Trustees:
Paul L. Audet	None	None	Over $100,000
Henry Gabbay	None	None	Over $100,000
Independent Trustees:
David O. Beim	None	None	Over $100,000
Ronald W. Forbes	None	Over $100,000	Over $100,000
Dr. Matina S. Horner	None	None	Over $100,000
Rodney D. Johnson	None	None	Over $100,000
Herbert I. London	None	None	$50,001–$100,000
Ian A. MacKinnon	None	None	None
Cynthia A. Montgomery	Over $100,000	None	Over $100,000
Joseph P. Platt	None	None	Over $100,000
Robert C. Robb, Jr.	None	None	Over $100,000
Toby Rosenblatt	None	None	Over $100,000
Kenneth L. Urish	None	None	Over $100,000
Frederick W. Winter	None	None	Over $100,000

As of July 1, 2013, the Trustees and officers of the Tax-Exempt Fund and the Multi-State Trust as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $275,000 per year for his or her services as a board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Tax-Exempt Fund and the Multi-State Trust, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Each Independent Trustee receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Co-Chairs of the Boards are each paid an additional annual retainer of $60,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000 and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000.
Mr. Gabbay is an interested Trustee of the Tax-Exempt Fund and the Multi-State Trust and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the Closed-End Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $550,000, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Tax-Exempt Fund and the Multi-State Trust, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting for up to five board meetings held in a calendar year by each such BlackRock Fund Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Tax-Exempt Fund and the Multi-State Trust) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to board and committee chairs) received by the independent board members serving on such boards. The Boards of the Tax-Exempt Fund and the Multi-State Trust or the board of any other BlackRock-advised Funds may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.
The following table sets forth the compensation paid to the Trustees with respect to the Funds for the fiscal year ended March 31, 2013 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2012.

Fund	Tax- Exempt Fund/ Master LLC[1]	California Fund	Connecticut Fund	Massa- chusetts Fund	Michigan Fund	New Jersey Fund	New York Fund	Ohio Fund	Pennsyl- vania Fund	Aggregate Compensation from the Funds and other BlackRock- Advised Funds[2]
Independent Trustees:
David O. Beim[3]	$7,095	$2,231	$ 591	$ 535	$ 357	$1,100	$1,978	$ 426	$ 478	$300,000
Ronald C. Forbes[4]	$7,903	$2,464	$ 632	$ 569	$ 371	$1,202	$2,179	$ 448	$ 506	$326,250
Dr. Matina S. Horner[5]	$7,095	$2,231	$ 591	$ 535	$ 357	$1,100	$1,978	$ 426	$ 478	$300,000
Rodney D. Johnson[4]	$7,903	$2,464	$ 632	$ 569	$ 371	$1,202	$2,179	$ 448	$ 506	$326,250
Herbert I. London	$6,472	$2,051	$ 560	$ 509	$ 347	$1,022	$1,820	$ 410	$ 457	$275,000
Ian A. MacKinnon[6]	$5,679	$1,781	$ 473	$ 428	$ 286	$ 886	$1,580	$ 340	$ 380	$172,967
Cynthia A. Montgomery	$6,472	$2,051	$ 560	$ 509	$ 347	$1,022	$1,820	$ 410	$ 457	$275,000
Joseph P. Platt[7]	$7,480	$2,306	$ 564	$ 505	$ 316	$1,107	$2,034	$ 389	$ 444	$313,750
Robert C. Robb, Jr.	$6,472	$2,051	$ 560	$ 509	$ 347	$1,022	$1,820	$ 410	$ 457	$275,000
Toby Rosenblatt[8]	$7,072	$2,208	$ 568	$ 512	$ 334	$1,076	$1,954	$ 403	$ 455	$297,500
Kenneth L. Urish[9]	$7,095	$2,231	$ 591	$ 535	$ 357	$1,100	$1,978	$ 426	$ 478	$310,000
Frederick W. Winter	$ 6,472	$ 2,051	$ 560	$ 509	$ 347	$1,022	$1,820	$ 410	$ 457	$275,000
Interested Trustees:
Paul L. Audet	None	None	None	None	None	None	None	None	None	None
Henry Gabbay	$ 4,832	$ 1,522	$ 417	$ 380	$ 257	$ 767	$1,324	$ 304	$ 330	$641,250

[1]	Compensation is paid by the Master LLC. The Trustees do not receive additional compensation from Tax-Exempt Fund.

[2]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-13.

[3]	Chair of the Performance Oversight Committees.
[4]	Co-Chair of the Boards.
[5]	Chair of the Governance Committees.
[6]	Mr. MacKinnon was appointed to serve as a Trustee of the Tax-Exempt Fund and the Multi-State Trust and as a director or trustee of all of the other funds in the Equity-Liquidity Complex effective May 14, 2012.
[7]	Chair of the Compliance Committees.

[8]	Mr. Rosenblatt served as Vice-Chair of the Performance Oversight Committees for the year ended December 31, 2012 for which he was paid an annual retainer of $25,000.

[9]	Chair of the Audit Committees.

IV. Management and Advisory Arrangements
Management Services for the State Funds. The Multi-State Trust has entered into a separate management agreement on behalf of each State Fund (each a “Management Agreement”) with BlackRock, pursuant to which the Manager receives a monthly fee from the Multi-State Trust, on behalf of each State Fund, at an annual rate calculated as follows:

Portion of average daily value of net assets:	Rate
Not exceeding $500 million	0.500%
In excess of $500 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each State Fund to the Manager, pursuant to each Fund’s respective Management Agreement, and the amounts waived, for the past three fiscal years.

	Paid to the Manager			Waived by the Manager[1]
	For the Fiscal Year Ended March 31,			For the Fiscal Year Ended March 31,
Fund	2013	2012	2011	2013	2012	2011
California Fund	$4,435,890	$5,397,541	$5,792,478	$2,978,385	$3,514,630	$2,127,751
Connecticut Fund	$ 845,497	$1,031,011	$1,472,024	$ 691,662	$ 821,675	$ 715,713
Massachusetts Fund	$ 678,368	$ 815,379	$ 966,054	$ 522,758	$ 611,742	$ 478,590
Michigan Fund	$ 295,314	$ 335,236	$ 614,226	$ 268,666	$ 304,108	$ 252,102
New Jersey Fund	$1,997,410	$2,543,838	$3,461,877	$1,197,267	$1,311,924	$1,148,461
New York Fund	$3,832,588	$4,436,868	$5,583,050	$2,590,043	$2,920,006	$1,916,549
Ohio Fund	$ 428,301	$ 556,160	$1,100,431	$ 368,260	$ 479,057	$ 455,685
Pennsylvania Fund	$ 522,170	$ 662,648	$ 993,762	$ 416,077	$ 532,428	$ 513,940

[1]	The Manager and BlackRock Investments, LLC (“BRIL”), each Fund’s distributor, voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain a minimum level of daily net investment income. The Manager and BRIL may discontinue this waiver and/or reimbursement at any time without notice.
Management Services for the Tax-Exempt Fund/Master LLC. The Master LLC has entered into a management agreement with BlackRock, pursuant to which the Manager provides management services to the Master LLC (the “Management Agreement” ). The Tax-Exempt Fund invests all of its assets in the Master LLC. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Master LLC.
Master LLC Management Fee. The Manager receives a monthly fee from the Master LLC at an annual rate calculated as follows:
Portion of average daily value of net assets:	Rate
Not exceeding $500 million	0.250%
In excess of $500 million but not exceeding $1 billion	0.175%
In excess of $1 billion	0.125%

The table below sets forth the total management fees paid by the Master LLC to the Manager, for the past three fiscal years.

Fiscal Year Ended March 31,	Paid to the Manager
2013	$4,975,775
2012	$5,857,323
2011	$7,318,294

Pursuant to the Management Agreements, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform investment advisory services with respect to the Funds and the Master LLC. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.
The Manager has entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BIM”), pursuant to which BIM receives for the services it provides to the

Master LLC and one or more of the Funds a monthly fee at an annual rate equal to a percentage of the management fee received by the Manager from the Master LLC and each applicable Fund.

The table below sets forth information about the total sub-advisory fees paid by the Manager to BIM for the past three fiscal years.

	Paid to BIM
	For the Fiscal Year Ended March 31,
Fund	2013	2012	2011
Master LLC	$1,254,609	$2,682,594	$4,313,994
California Fund	$ 860,872	$1,108,301	$2,166,476
Connecticut Fund	$ 91,846	$ 121,605	$ 449,153
Massachusetts Fund	$ 87,554	$ 121,292	$ 287,376
Michigan Fund	$ 15,968	$ 20,008	$ 215,819
New Jersey Fund	$ 475,591	$ 724,015	$1,371,423
New York Fund	$ 735,402	$ 892,815	$2,172,617
Ohio Fund	$ 36,080	$ 44,902	$ 382,082
Pennsylvania Fund	$ 63,245	$ 76,697	$ 285,243

Tax-Exempt Fund Administrative Services and Administration Fee. The Tax-Exempt Fund has entered into an administration agreement (the “Administration Agreement”) with BlackRock as administrator (in such capacity, the “ Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund. The table below sets forth the total administration fees paid by the Tax-Exempt Fund to the Administrator, and the amounts waived, for the past three fiscal years.

Fiscal Year Ended March 31,	Paid to the Administrator	Waived by the Administrator[1]
2013	$ 7,173,990	$4,148,117
2012	$ 8,230,249	$6,279,104
2011	$10,758,879	$3,672,027

[1]	The Administrator and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Tax-Exempt Fund to maintain a minimum level of daily net investment income. The Administrator and BRIL may discontinue this waiver and/or reimbursement at any time without notice.
Accounting Services
The table below shows the amounts paid by the Master LLC and each State Fund to State Street Bank and Trust Company (“State Street”) and the Manager for accounting services for the past three fiscal years.

	Paid to State Street			Paid to the Manager
	For the Fiscal Year Ended March 31,			For the Fiscal Year Ended March 31,
Fund	2013	2012	2011	2013	2012	2011
Master LLC[1]	$208,790	$257,349	$267,621	$35,212	$32,737	$87,203
California Fund	$ 72,734	$ 98,580	$ 91,986	$ 9,626	$10,396	$23,213
Connecticut Fund	$ 18,795	$ 23,830	$ 24,235	$ 1,809	$ 1,594	$ 5,129
Massachusetts Fund	$ 16,364	$ 19,740	$ 18,127	$ 1,451	$ 1,329	$ 3,562
Michigan Fund	$ 11,174	$ 13,287	$ 15,785	$ 568	$ 515	$ 1,964
New Jersey Fund	$ 31,588	$ 48,937	$ 57,642	$ 3,809	$ 4,637	$12,871
New York Fund	$ 66,822	$ 85,106	$ 88,945	$ 8,851	$ 7,555	$21,646
Ohio Fund	$ 15,272	$ 19,305	$ 20,318	$ 866	$ 669	$ 4,036
Pennsylvania Fund	$ 16,470	$ 19,986	$ 22,133	$ 1,007	$ 1,148	$ 3,187

[1]	For providing services to the Master LLC and each feeder fund which invests in the Master LLC.
Custodian

State Street, which has its principal place of business at 100 Summer Street, Boston, MA 02110, serves as the custodian for the Master LLC and the State Funds (the “Custodian”). On a monthly basis, the Custodian nets the Master LLC’s and each State Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by that amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of the Master LLC’s or a State Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Master LLC or the State Fund.

Transfer Agent

Financial Data Services, Inc., which has its principal place of business at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent and dividend disbursing agent for the Funds.

V. Distribution Related Expenses
BlackRock Investments, LLC (previously defined as “BRIL”), an affiliate of the Manager, acts as each Fund’s distributor.
Each Fund has adopted a Unified Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act (the “Distribution Plan”). The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by BRIL that are covered by the Management Agreements (see “Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Distribution Plan benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid to BRIL by each Fund pursuant to the Distribution Plan, and the amounts waived by BRIL, for the fiscal year ended March 31, 2013. All of such amounts were allocated to BRIL’s personnel and to related administrative costs.

Fund	Paid to BRIL	Waived by BRIL[1]
Tax-Exempt Fund	$3,590,266	$3,590,096
California Fund	$1,103,007	$1,103,007
Connecticut Fund	$ 211,254	$ 211,254
Massachusetts Fund	$ 169,464	$ 169,464
Michigan Fund	$ 59,484	$ 59,484
New Jersey Fund	$ 475,411	$ 475,411
New York Fund	$ 974,257	$ 974,257
Ohio Fund	$ 107,216	$ 107,216
Pennsylvania Fund	$ 110,047	$ 110,047

[1]	The Manager and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain a minimum level of daily net investment income. The Manager and BRIL may discontinue this waiver and/or reimbursement at any time without notice.
VI. Yield Information

The yield on the Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund as of March 31, 2013.

Fund	Seven-Day Period Ended March 31, 2013
Tax-Exempt Fund	0.00%
California Fund	0.00%
Connecticut Fund	0.00%
Massachusetts Fund	0.00%
Michigan Fund	0.00%
New Jersey Fund	0.00%
New York Fund	0.00%
Ohio Fund	0.00%
Pennsylvania Fund	0.00%

VII. Computation of Offering Price Per Share
The offering price for a share of a Fund is computed by dividing the value of the net assets of a Fund by the number of shares outstanding for that Fund. For more information on the purchasing and valuation of shares, please see “ Purchase of Shares” and “Determination of Net Asset Value” in Part II of this Statement of Additional Information.

VIII. Portfolio Transactions

See “Portfolio Transactions” in Part II of this Statement of Additional Information for more information.
The Master LLC and each State Fund held no securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of March 31, 2013.

IX. Additional Information
Description of Multi-State Trust and State Fund Shares

The Multi-State Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Multi-State Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the California, Connecticut, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania Funds are the only series of the Multi-State Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Multi-State Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.
The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Multi-State Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Multi-State Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Multi-State Trust.

Description of Master LLC and Tax-Exempt Fund Shares
The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Master LLC. Investors in the Tax-Exempt Fund have an indirect interest in the Master LLC. The Master LLC accepts investments from other feeder funds, and all of the feeder funds of the Master LLC bear the Master LLC’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Master LLC in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Master LLC from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder fund.
The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981.
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of the Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of the Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of the Tax-Exempt Fund. Shares of the Tax-Exempt Fund are fully paid and non-assessable by the Tax-Exempt Fund.
Effective June 15, 2007 the Master LLC is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Master LLC, the Tax-Exempt Fund will hold a meeting of its shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Master LLC. The Tax-Exempt Fund may withdraw from the Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.
Principal Shareholders

To the knowledge of the Tax-Exempt Fund and the State Funds, the following entities owned beneficially or of record 5% or more of Tax-Exempt Fund’s shares and the State Funds’ shares as of June 28, 2013:

Name	Address	Percentage
Tax-Exempt Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%
California Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	91.11%
Connecticut Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%
Massachusetts Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%
Michigan Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	76.31%
New Jersey Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	93.07%
New York Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	94.16%
Ohio Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%
Pennsylvania Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	91.20%

[1]	Record holder that does not beneficially own the shares.
X. State Fund Tax Summaries

California. So long as, at the close of each quarter of California Fund’s taxable year, at least 50% of the value of California Fund’s total assets consists of California municipal securities or certain United States, California, Puerto Rico, Virgin Islands or Guam government obligations the income from which is exempt from California personal income taxation under federal or California law (collectively “CA-Exempt Obligations”), exempt-interest dividends (i) paid by California Fund in an amount not exceeding the interest received on such CA-Exempt Obligations during

California Fund’s taxable year, and (ii) designated by California Fund as exempt-interest dividends (in a written notice mailed to California Fund’s shareholders not later than 60 days after the close of California Fund’s taxable year) will be treated as an item of interest excludable from the income of California resident individuals for purposes of the California personal income tax. Dividends designated as attributable to CA-Exempt Obligations paid to a corporate shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. On the other hand, dividends designated as attributable to CA-Exempt Obligations paid to a corporate shareholder subject to the California corporate income tax should not be taxable as ordinary income but should be treated in the same manner as such dividends are treated for purposes of the California personal income tax, described above. Distributions to shareholders attributable to interest on obligations issued by states other than California and their political subdivisions, as well as distributions attributable to market discount or short-term or long-term capital gains, are generally subject to California personal income tax, corporate income tax, and corporate franchise tax purposes, even though all or a portion of such dividends may be exempt for Federal income tax purposes. Interest on indebtedness incurred or continued by a shareholder of California Fund to purchase or carry shares of California Fund generally will not be deductible for California personal or corporate income tax or purposes. It should be noted that California law deviates from the provisions of Subchapter M of Chapter 1 of Subtitle A of the Code, relating to regulated investment companies, in certain potentially material respects.
Connecticut. Dividends paid by Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.
Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.
Massachusetts. Under existing Massachusetts law, as long as Massachusetts Fund qualifies as a separate RIC under the Code, (i) Massachusetts Fund will not be subject to the Massachusetts corporate excise tax and (ii) shareholders of Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by Massachusetts Fund that is properly identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, (b) dividends attributable to interest received by Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation or (c) capital gain dividends attributable to gain from certain Massachusetts municipal securities that are specifically exempt by statute (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by Massachusetts Fund (except to the extent attributable to capital gains on certain Massachusetts municipal securities that are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by the Fund, is the same rate applicable to ordinary income. Short-term capital gains are taxed at a higher rate.

In the case of any corporation subject to the Massachusetts corporate excise tax, all distributions received from Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in Massachusetts gross income and taxed accordingly. Distributions received directly or indirectly from any of the Funds will not be eligible for the dividends-received deduction for Massachusetts corporate taxpayers. Interest on indebtedness incurred or continued to purchase or carry Fund shares generally will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Under existing Michigan law, Michigan shareholders who are subject to the Michigan personal income tax will not be subject to the Michigan income tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan municipal securities. To the extent the distributions from Michigan Fund are attributable to sources other than interest on Michigan municipal securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax.
The single business tax was repealed for tax years beginning after December 31, 2007, and replaced with the Michigan Business Tax (“MBT”) which was in effect from 2008 through 2011. The MBT, in general, had two weighted components: one at 0.8 percent times adjusted gross receipts after apportionment and the second at 4.95 percent times net profits after apportionment. There were two additional components for insurance companies and financial institutions. The MBT also had a surcharge of 21.99 percent of a taxpayer’s liability before any credits. The MBT had provisions that should exclude exempt-interest dividends to the extent attributable to interest on Michigan municipal securities and on obligations of the United States.
As of January 1, 2012, the MBT was replaced by a new corporate income tax (“CIT”) other than for certain taxpayers that have elected to remain subject to the greater of their liability under the MBT or CIT in order to retain certain certificated credits. The CIT has a 6 percent rate with income apportioned to Michigan based on sales. Corporations with apportioned sales of less than $350,000 are exempt. There are also small business credits for corporations with less than $20 million in gross receipts and income less than $1.3 million. As the CIT is computed similarly to the income base of the MBT, it should exclude exempt-interest dividends to the extent attributable to interest on Michigan municipal securities and on obligations of the United States.
Shareholders should consult with their tax adviser with respect to the tax treatment under Michigan law of gains or losses on dispositions of Michigan municipal securities by the Fund, or dispositions of shares of the Fund by the holders thereof, and with respect to the effect that holding shares of the Fund or receiving interest or dividends from the Fund may have on liabilities under the MBT, the CIT and under Michigan taxes other than state and local income taxes.
New Jersey. If New Jersey Fund qualifies as a “Qualified Investment Fund,” the portion of its distributions that are derived from interest or gains on New Jersey municipal securities and other obligations that are exempt from New Jersey state or local taxation under New Jersey law or Federal law will be exempt from New Jersey personal income tax. In order to be a Qualified Investment Fund and pass through tax-exempt interest for New Jersey personal income tax purposes, New Jersey statutes require New Jersey Fund, among other requirements, to maintain not less than 80% of the aggregate principal amount of its investments in New Jersey municipal securities and any other obligations that are statutorily free from State or local taxation under any other act of New Jersey State or local law or under the laws of the United States at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, cash and cash items (including receivables), financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by section 851(b) of the Code are excluded from the principal amount of New Jersey Fund’s investments. New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event New Jersey Fund does not so comply, distributions by New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, a 1997 tax court decision held that regardless of whether New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes.
Federally exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in New Jersey Fund, including, in particular, corporate investors, should consult their tax advisers with respect to the application of such taxes to an investment in New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as New Jersey Fund, will pay a small minimum tax. But it may be subject to a more significant New Jersey corporate or franchise tax for any year in which it does not qualify as a RIC. New Jersey Fund may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

New York. As stated above, New York Fund intends to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of New York or its agencies, political subdivisions or instrumentalities, U.S. possessions and territories, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“New York municipal securities”). The portion of exempt-interest dividends equal to the portion which New York Fund’s interest on New York municipal securities bears to all of New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of New York Fund’s tax-exempt interest that is not derived from New York municipal securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of New York Fund will not be exempt from New York State corporate franchise and New York City corporations general tax.

Ohio. To the extent that Ohio Fund’s distributions are derived from Ohio public obligations, or the interest thereon or the transfer, and any profit made on the sale, exchange or other disposition of Ohio public obligations, said distributions are exempt from taxes levied by the State of Ohio and its subdivisions (which exclusion includes, without limitation, Ohio personal income tax and net income base used in calculating the Ohio corporate franchise tax and taxable gross receipts for purposes of the Ohio commercial activity tax), irrespective of the treatment of such distributions for Federal income tax purposes. To the extent that Ohio Fund’s distributions are derived from interest on its non-Ohio public obligations or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses on non-Ohio public obligations, such distributions are considered ordinary income for Federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions on non-Ohio public obligations, if any, of net long-term capital gains which are income for Federal income tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.
Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania. Distributions from Pennsylvania Fund that are derived from interest on obligations of the Commonwealth of Pennsylvania and its political subdivisions, from direct obligations of the United States, or from certain qualifying obligations of United States territories and possessions, (collectively “Pennsylvania State-Specific Obligations”) will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State-Specific Obligations will be taxable for Pennsylvania personal income tax purposes. Distributions derived from interest on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), or on repurchase agreements collateralized by U.S. Government securities, are not exempt from the Pennsylvania personal income tax.

In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State-Specific Obligations or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.
Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.
An investment in Pennsylvania Fund by a corporate shareholder should qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of Pennsylvania Fund comprise investments in Pennsylvania and/or U.S. Government securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania State-Specific Obligations are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.
This discussion does not address the extent, if any, to which shares of Pennsylvania Fund, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above.
Under prior Pennsylvania law, in order for Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission.
Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, Pennsylvania Fund continues to be governed by such investment policies.
The foregoing is a general and abbreviated summary of the tax laws as presently in effect. Shareholders of Pennsylvania Fund subject to income taxation by states other than Pennsylvania will realize a lower after-tax rate of return since the dividends distributed by Pennsylvania Fund will not generally be exempt, to any significant degree, from income taxation by such other states. For the complete provisions, reference should be made to the applicable state laws. The state laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of Pennsylvania Fund should consult their tax advisers about other state and local tax consequences of their investment in the Pennsylvania Fund.
XI. Financial Statements

The Tax-Exempt Fund’s audited financial statements and the audited financial statements of the Master LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2013 Annual Report. Each State Fund’s audited financial statements, together with the report of the independent registered public accounting firm, are incorporated by reference to the Multi-State Trust’s 2013 Annual Report. You may request a copy of the Annual Reports at no charge by calling (800) 626-1960 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day.

APPENDIX 1

Economic and Financial Conditions in California
Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Multi-State Trust nor its legal counsel has independently verified this information.

Overview

The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. While the California economy has been improving since 2009, by mid 2011 the State Department of Finance indicated that, due a host of external factors, economic progress had slowed. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 8.6 percent in May 2013, was approximately 1.0 percent higher than the national average of 7.6 percent. Furthermore, relatively weak housing markets and depressed construction activity continue to dampen economic growth within the State.
In addition to a slow recovery from the recent recession, California has faced serious budgetary problems in the past as a result of previous structural imbalances between State revenues and expenditures. A decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, contributed to multi-billion dollar deficits in prior years. However, with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (known as Proposition 30), the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office (the “LAO”) reported in January 2013 that the State had reached a point where its “underlying” expenditures and revenues are roughly in balance. See “Proposition 30” below.
The adopted State budget for fiscal year 2013-14 (the “2013-14 Budget Act”), which began with a reserve of approximately $254 million, was projected to leave a fiscal year-end reserve of approximately $$1.1 billion. The projected budget results are a dramatic improvement from prior budgets following the recession, which, with the exception of the budget for fiscal year 2012-13 (the “2012-13 Budget Act”), consistently had multi-billion dollar deficits. See “2013-14 State Budget” and “2012-13 Budget Act” below.
Most local government agencies continue to face budget constraints due to limited taxing powers and a weakened economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. Generous and unfunded salary and benefit packages payable to local public employees, especially safety personnel, have weighed heavily on many cities throughout the State. Counties, in particular, also face the rising costs of mandated expenditures for health, welfare and public safety.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The State’s estimated population of about 38.0 million represented over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.
California’s job market remains the weakest it has been in decades. The State’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. The State’ s unemployment rate was 8.6 percent in May 2013. In comparison, the United States unemployment rate for May 2013 was 7.6 percent.
State personal income declined by 2.8 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. The decline in personal income during the first quarter of 2009, 1.8 percent, was the largest in 40 years. However, State wages made substantial gains at the end of 2010 and continued throughout 2011. State personal income increased approximately 3.1 percent in calendar year 2010 from the previous year, increased approximately 5.1 percent in calendar year 2011 from 2010 and increased approximately 4.1 percent in calendar year 2012 from 2011. State personal income increased approximately 6.1 percent in the first quarter of 2013 over the same period in 2012.
In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. In calendar year 2010, taxable sales increased approximately 5 percent from the previous year. In calendar year 2011, taxable sales increased approximately 4.5 percent from the previous year. Taxable sales during calendar year 2012 increased approximately 7.2 percent from the previous year.

The total assessed valuation of property in the State was 1.8 percent lower at the commencement of fiscal year 2010-11 than it was in the commencement of the prior fiscal year and 2.4 percent lower than at the commencement of fiscal year 2009-10. These are the only year-to-year declines in the Statewide property tax values since the State began keeping records in 1933.

According to the Department of Finance, home building and real estate markets continue to be a major source of economic weakness for the State. The Statewide median price for existing single-family homes decreased more than 6 percent from 2010 to 2011, bringing the average median price to approximately $300,000. In February 2013, this number had increased to $333,880, a 24 percent increase from a year earlier. Still, this median price is significantly lower than the 2007 annual median price of $560,270. In 2010, the State had the fourth highest rate of foreclosure in the United States, with foreclosure filings at nearly twice the national rate.
Home building permitting, which suffered a long, steady decline from 2006 through 2009, increased nearly 6 percent and 5 percent in 2010 and 2011, respectively. In July 2012, home permitting was up nearly 83 percent from a year earlier. Despite these gains, the overall level of residential construction activity was 80 percent lower in 2010 and 2011 than during the pre-recession peak reached in 2004.
After slowing sharply in 2008, nonresidential construction permitting increased 1.3 percent in 2010 as compared with 2009 and increased 16.3 percent in 2011 as compared to 2010. Nevertheless, nonresidential building activity has fluctuated within a relatively narrow (and low) range since the beginning of 2009. During the three months ended July 2012, nonresidential permitting was down nearly 24 percent from the same months of 2011.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues
Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).
Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.
Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on voter approval requirements under Article XIIIA, see “— Voter Requirements for Taxes and Fees” below.
Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC” ) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.
Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “— Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amends provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This new requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote if Proposition 26 were in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.
Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.
“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimates the State was $12.6 billion under the limit in fiscal year 2012-13 and projects the State will be approximately $18.0 billion under its limit in fiscal year 2013-14.

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.
Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.
Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to June 1, 2013, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $88.2 billion. This outstanding debt consists of approximately $74.5 billion of general obligation bonds, approximately $11.8 billion of lease-revenue bonds and $1.9 billion of bonds issued for repayment of budgetary borrowing from local governments pursuant to Proposition 1A (as defined herein). Moreover, as of June 1, 2013, the State had approximately $36.5 billion of authorized and unissued General Fund-supported general obligation bonds ($29.4 billion) and lease revenue bonds ($7.1 billion). In addition, a ballot measure is scheduled to be submitted to the voters in November 2014 (rescheduled from 2012) authorizing an additional $11.1 billion of general obligation bonds, principally to enhance the State’ s water supply system.
Based upon revenue estimates by the State Treasurer’s Office, and including the debt issuances planned during the current fiscal year described below, debt service on General Fund-supported general obligation bonds, lease-revenue debt and Proposition 1A debt is estimated to equal approximately 9.0 percent of General Fund revenues in fiscal year 2012-13 and 7.8 percent of General Fund revenues in fiscal year 2013-14. However, after giving effect to the receipt of federal “Build America Bond” subsidy payments from the federal government and the availability of special funds that may be used to pay a portion of the debt service, the estimated ratios fall to 7.8 percent and 6.3 percent respectively.
Future Bond Issuance Plans. As the State had $36.5 billion of authorized but unissued General Fund-supported debt as of June 1, 2013, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon the State’s current budget projections approximately $6.5 billion of such obligations will be issued in calendar year 2013. However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $5.4 billion of revenue anticipation notes for fiscal year 2011-12 (which have been repaid). The State Treasurer sold $10 billion of revenue anticipation notes in August 2012 as part of the State’s cash management program for fiscal year 2012-13. It is likely that the issuance of revenue anticipation notes will recur in future fiscal years.
The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in the last five State budgets, in order to reduce the State’s need for external borrowing to bridge its cash flow deficit during such fiscal years. Some of these statutory deferrals were made permanent and others were implemented for one fiscal year. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of December 31, 2012, the State Department of Water Resources had approximately $9.4 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $5.6 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with over $12.1 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of December 31, 2012. None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. In fiscal year 2013-14, these sources are expected to contribute approximately 62.6 percent, 23.7 percent and 8.8 percent, respectively, of total General Fund revenues and transfers. The personal income tax structure is highly progressive with the top 1 percent of taxpayers paying almost 41 percent of the total personal income tax in tax year 2010. The personal income tax has been made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000 (retroactive to calendar 2012), resulting in an income tax of 12.3% on earnings over $1 million. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These sources can be particularly volatile.

Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected by the State’s slow recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.

The Department of Finance reported that General Fund revenues fell over 18 percent from the height of revenues in fiscal year 2007-08 to the bottom in fiscal year 2009-10 and projected that baseline revenues would not return to the fiscal year 2007-08 levels until at least fiscal year 2014-15.
The State is required to maintain a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU was in deficit of $3.9 billion, as of June 30, 2011 and $3.6 billion as of June 30, 2012. The 2013-14 Budget Act estimated an SFEU balance of $254 million as of June 30, 2013 and projected an SFEU balance of approximately $1.1 billion as of June 30, 2014. See “2013-14 Budget Act — General Fund Budget Summary” below.
The sharp drop in revenues and the recurring use of flawed budget assumptions in the previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In order to meet its General Fund obligations, the State resorted to long term budgetary borrowings. By February 2009, the State was forced to defer certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. In July 2009 the State’s cash resources had dwindled so far that the State Controller began to issue IOUs for certain lower priority obligations. This issuance was only the second time the State has issued IOUs since the 1930s.

In order to address the State’s cash flow emergency in calendar years 2009 and 2010, Governor Schwarzenegger ordered layoffs and unpaid furloughs of State employees.

The State entered fiscal year 2010-11 without a State budget for the 19th time in 25 years, which prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State was able to meet its obligations through short-term borrowings.
The 2011-12, 2012-13 and 2013-14 Budget Acts were each enacted timely. Further, with the approval by the voters of Proposition 30, the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the LAO reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. See “Proposition 30” below.
In contrast to recent years in which the State faced multibillion-dollar deficits, the 2013-14 Budget Act reflected an improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30), and even estimated a modest operating surplus at the end of fiscal year 2012-13.
Proposition 30
The cornerstone of the 2012-2013 budget plan was Proposition 30, which was approved by the voters in November 2012. Proposition 30 increases personal income tax on annual earnings over $250,000 for seven years, and increases the State’s sales and use tax by one-quarter of one percent for four years. The LAO has projected that Proposition 30 will result in an average annual State revenue gain of $6.0 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal year 2018-19. These tax increases will be used to pay for the State’s Proposition 98 school funding obligations and other State programs.
The Governor projects that if his policies remain in effect and revenues continue to increase as projected, a significant amount of the $27.8 billion of outstanding budgetary borrowings and deferrals will be repaid by 2015-16. There can be no assurance that that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will allow the State to retire these borrowings as projected by the Governor.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2013-14 Budget Act provides approximately 41 percent of General Fund revenues in fiscal year 2013-14 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2013-14, the Proposition 98 Guarantee is $55.3 billion, of which $39.1 billion is payable from the General Fund. This Proposition 98 Guarantee level reflects an increase in General Fund revenues in fiscal year 2013-14, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. In prior years, the State Legislature has approved suspensions of the Proposition 98 guarantee to satisfy budget shortfalls. The Proposition 98 guarantee includes a portion of revenue from the tax increases reflected in Proposition 30. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Dedication of General Fund Revenues to Schools” above.

State and Local Pension and Post Retirement Liabilities

The financial condition of the State and its localities is also subject to pension risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years.

The most recent actuarial valuation of CalPERS, based on data through June 30, 2011, showed an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $27.2 billion on an actuarial value of assets (“AVA”) basis and $38.5 billion on a market value of assets (“MVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2012 at $71.0 billion on an AVA basis (an increase of $6.5 billion from the June 30, 2011 valuation), and $80.4 billion on an MVA basis (an increase of $12.0 billion from the June 30, 2011 valuation).
The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. CalPERS and CalSTRS have used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at its meeting in February 2012, the CalSTRS Board voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011. Similarly, at its meeting in March 2012, the CalPERS Board also voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011. These assumption changes will likely result in significant increases in unfunded liability. For example, the Department of Finance estimates that the assumption change for CalPERS will result in an increase in the State’s total contribution for fiscal year 2012-13 of approximately $304 million, of which approximately $173 million would be payable from the General Fund. The assumption changes will also increase retirement contributions for many local agencies which contract with CalPERS to manage their pension programs.
In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS did, however, delay the implementation of the new policy until 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. Absent a significant change in the investment market, it is likely that, in the future, the State will be forced to significantly increase its pension fund and post retirement benefit contributions, reducing discretionary funds available for other State programs. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.
Many local governments in the State face similar and, in many cases, relatively more severe issues relating to unfunded pension and post retirement benefit liabilities. These credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost (particularly safety personnel) and unfunded pension and post retirement liabilities. Other cities and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. The Town of Mammoth Lakes also entered bankruptcy under Chapter 9 of the Federal bankruptcy code, but for different reasons, namely due to a large judgment entered against the city. There can be no assurances that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, particularly if the economic recovery falters.
Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. The State Legislature approved a comprehensive pension reform package affecting State and local government, known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”) which the governor signed into law on September 12, 2012. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and will not likely have a material effect on State contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declares legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS. The Legislative Analyst’s Office, or LAO’s analysis of PEPRA concluded that the legislation would have little or no effect on State finances in 2012-13. Further, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years.

There are many other bills (which could impact the General Fund) passed by the State Legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that has only been met 11 times in the last three decades. However, the enactment of Proposition 25 has apparently made it easier for the State to meet its constitutional requirements. The Legislature approved and Governor Brown signed the 2013-14 Budget Act, the 2012-13 Budget Act and the 2011-12 Budget Act before the start of each such fiscal year.

Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.
Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account (the “BSA”) be established, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. The Governor suspended the annual transfer of money from the General Fund to the BSA for the last four fiscal years. The BSA is currently unfunded due to withdrawals and defundings in recent years.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.
State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22 or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” (“Proposition 22”) in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.
Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.

Proposition 1A of 2004 allowed the State, starting in fiscal year 2008-09, to borrow up to 8 percent of local property tax revenues but only if the Governor declared a fiscal hardship and with two-thirds approval of each house of the State Legislature. Pursuant to the 2009-10 Budget Act, the State borrowed approximately $2 billion under Proposition 1A of 2004 to offset General Fund costs for a variety of court, health, corrections and K-12 programs. Proposition 22 prohibits any future borrowing by the State of local government funds.

In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.
2013-14 Budget Act
The 2013-14 Budget Act was passed by the State Legislature and signed by Governor Brown on June 27, 2013. This was the second time since 2006 that the State began a new fiscal year with a budget in place. The 2013-14 Budget Act, contrary to recent years in which the State faced multibillion-dollar deficits, reflected an improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30), and even estimated a modest operating surplus at the end of fiscal year 2012-13. The 2013-14 Budget Act is projected to leave a fiscal year-end reserve of approximately $1.1 billion.
General Fund Budget Summary. A summary of the condition of the State’s General Fund, as projected in the 2013-14 Budget Act is set forth below:
2013-14 Budget Act

General Fund Condition
(Dollars in Millions)

	Actual 2012-13	Adopted 2013-14	Percent Change from Actual 2011-12
Prior-year General Fund balance	$ (1,658)	$ 872
Revenues and transfers	98,195	97,098	(1.1)%
Total resources available	96,537	97,970
Expenditures	96,665	96,281	0.6%
Ending General Fund balance	872	1,689
Encumbrances	618	618
Reserve[1]	$254	$1,071

[1]	Reflects the administration’s projection of the balance in the SFEU.
2012-13 Budget Act
The 2012-13 Budget Act was passed by the State Legislature and signed by Governor Brown on June 27, 2012. This was the second time since 2006 that the State began a new fiscal year with a budget in place. The 2012-13 Budget Act, which attempted to close a $15.7 billion budget gap in fiscal years 2011-12 and 2012-13 is projected by the 2013-14 May Revision both to close the budget gap and leave a fiscal year-end reserve of approximately $232 million.
As stated, the cornerstone of the budget plan was Proposition 30, a temporary increase in income and sales taxes which the Governor proposed and which was approved by voters in November 2012.
The 2012-13 Budget Act also included significant reductions in social service and subsidized child care programs.

A summary of some of the budget “solutions” approved in the 2012-13 Budget Act, totaling $16.6 billion, are as follows:
•	$6.0 billion in Revenue Actions, of which $5.6 billion are assumed to come from the temporary tax increases provided in Proposition 30.
•	$8.1 billion in Expenditure Reductions. The 2012-13 Budget Act relied on deep spending reductions in most areas of State finance and government, including, among other things, reductions in the areas of health and human services such as Medi-Cal and CalWORKs, K-12 education, child care and development programs, and other reductions, such as redevelopment assets, State mandates, the judiciary and employee compensation.
•	$2.5 billion in Other Solutions. The remaining solutions consisted largely of one-time loans and transfers.

Future Budgets

The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.

Pending Litigation
There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.
Bond Ratings

As of July 1, 2013, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
A1	A	A–

These ratings are among the lowest of any of the 50 states. These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Additional Information
Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year — in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.
Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).
None of the information on the above websites is incorporated herein by reference.
Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,102 in Alpine County to approximately 9.9 million in Los Angeles County.
Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also approximately 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.
Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitations on Other Taxes, Fees and Charges” above.
In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.
Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 (described below) dramatically changed the State-local fiscal relationship.
Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004.
Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. See “The State Budget — Constraints on the Budget Process — State-Local Fiscal Relations” above.
The 2011-12 Budget Act contained a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter will be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program. Consequently, local governments, particularly counties, bear an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The LAO “estimated that during” fiscal years 2012-13 and 2013-14, the State would transfer approximately $5.8 billion and $6.2 billion, respectively, of sales tax and vehicle license fee revenues to the counties under the realignment plan.
To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. The economic slowdown in the State in the last few fiscal years, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during recent economic boom times. For more information regarding pension liabilities, see “State and Local Pension Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.
Obligations of Other Issuers
Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.
In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition the passage of “ clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although many of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. Also, many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.

Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under

California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and“ — Other Issuers of California Debt Obligations” above.
The effect of previously described constitutional initiatives as well as other statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.
Other Factors – Earthquake Risk
Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

APPENDIX 2

Economic and Financial Conditions in Connecticut
The following information is a brief summary of factors affecting the economy of the State of Connecticut (the “State” or “Connecticut”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Multi-State Trust has not independently verified this information.

Connecticut is a highly developed and urbanized state, with a 2012 population density of 741 persons per square mile, as compared to 88 for the United States as a whole. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Connecticut is situated directly between the financial centers of Boston and New York. Connecticut is located on the northeast coast and is the southernmost of the New England States. It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period 1940 to 1970, and slowed substantially and trailed the national average markedly during the past four decades. The State has extensive transportation and utility services to support its economy.
Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation on a per capita basis, and gross state product (the market value of all final goods and services produced by labor and property located within the State). The gross state product demonstrated slower growth in the early 2000s, but surpassed the New England region growth rates for the period from 2004 to 2007. The gross state product had negative growth in the period 2008 to 2012, with the exception of 2010, and lagged the New England region and national growth rates for that entire period. For 2011, the State’s average per capita income was 139.3% of the average per capita income for the United States as a whole. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns. Per capita personal income of the State’s residents increased in every year from 2002 to 2011 with the exception of 2009, rising from $43,243 to $57,902. Connecticut’s nonagricultural employment reached a high in March 2008 with 1,712,700 persons employed, but began declining with the onset of the recession and falling to 1,625,400 jobs by November 2012.
Throughout the last five decades, while manufacturing employment in Connecticut has been steadily declining, employment in non-manufacturing industries has surged. In calendar year 2011, approximately 89.8% of the State’s non-agricultural workforce was employed in non-manufacturing jobs, up from just over 50% in the early 1950s. This trend has diluted the State’s dependence on manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Services, retail and wholesale trade, state and local government, as well as finance, insurance, and real estate (FIRE), collectively comprise approximately 89.8% of the State’s employment in the non-manufacturing sector. Connecticut has a larger share of employment in services, manufacturing, and finance than the nation as a whole, and this concentration has changed little in recent years.
The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to Connecticut. The downward trend in manufacturing employment levels confirms that the State’s employment share in the manufacturing sector is converging to the national average. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, in calendar year 2011 approximately 10.2% of the State’s workforce, versus 8.9% of the nation, was employed in the manufacturing sector, down from roughly 50% in the early 1950s. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. Approximately one quarter of the State’s manufacturing employees are employed in defense related business. Nonetheless, this sector’s significance in the State’s economy has declined considerably since the early 1980s. Connecticut had witnessed a marked reduction in the amount of federal spending earmarked for defense related industries in the State; however, these amounts have been climbing most years since federal fiscal year 2001.
The unemployment rate in the State reached its low of 2.3% in 2000, compared to the national average of 4.0%. After climbing to 5.5% in 2003, Connecticut’s unemployment rate declined to 4.4% by 2006, but climbed during the most recent recession to 9.1% in 2010. During the subsequent weak economic recovery, Connecticut’s average unemployment rate fell to 8.3% for 2012, compared to the national average of 8.1% for the same period. On a preliminary basis, Connecticut’s average unemployment rate for May 2013 was 8.0% as compared to a national level of 7.6% for the same period.

The State’s General Fund, on an budgetary (modified cash) basis, ran operating deficits in fiscal years 2001-02 and 2002-03 of approximately $817.1 million and $96.6 million, respectively. The fiscal year 2001-02 deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The fiscal year 2002-03 deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. For the subsequent four fiscal years ending June 30, 2007, the General Fund ran operating surpluses of $302.2 million, $363.9 million, $446.5 million and $269.2 million, respectively. These surplus balances were transferred to the Budget Reserve Fund in accordance with Section 4-30a of the Connecticut General Statutes which requires any unappropriated surplus, up to 10% of General Fund expenditures, to be deposited into the Budget Reserve Fund. For fiscal year 2007-08, the General Fund had an operating surplus of $99.4 million. The entire surplus was reserved for fiscal year 2008-09 spending. The General Fund ran an operating deficit in fiscal year 2008-09 of approximately $947.6 million. In December 2009 the State issued $915.8 million notes for the purpose of funding the fiscal year 2008-09 deficit, amounts to pay costs of issuance of such notes and certain interest payable or accrued on such notes. For fiscal year 2009-10, the General Fund had an operating surplus of $449.9 million, $140.0 million of which was transferred for use in fiscal year 2010-11 and the balance used to reduce from $956.0 million to $646.1 million the amount of proposed special obligation economic recovery revenue bonds authorized by the General Assembly in 2010 to be issued to finance a transfer to the General Fund. For fiscal year 2010-11, the General Fund had an operating deficit of $137.7 million. However, a General Fund surplus for the 2010-11 fiscal year of $236.9 million resulted after net adjustments of $374.5 million which included the release of $449.9 million from prior year reserves and other fund balance and carryforward adjustments. With the exception of $14.5 million that is contractually obligated to be deposited into the trust fund for Other Post Employment Benefits, the surplus balance was reserved for payment toward a portion of the State’s $915.8 million Economic Recovery Notes (2009 Series A) issued to finance the fiscal year 2008-09 deficit. Pursuant to Public Act No. 12-104, however, the sum of $222.4 million previously reserved from the surplus in fiscal year 2010-11 for the early redemption of a portion of the State’s outstanding Economic Recovery Notes (2009 Series A) was credited to the budget reserve fund established pursuant to section 4-30a of the General Statutes.

On May 3, 2011, the General Assembly passed Public Act No. 11-6, An Act Concerning The Budget For The Biennium Ending June 30, 2013. The Governor signed the bill into law on May 4, 2011. This act makes General Fund appropriations of $18,350.3 million in fiscal year 2011-12 and $18,781.8 million in fiscal year 2012-13. The budget was projected to result in a surplus of $369.3 million in fiscal year 2011-12 and $634.8 million in fiscal year 2012-13. The budget included anticipated savings of $1.0 billion annually from state employee concessions. Numerous revenue enhancements were included in Public Act No. 11-6, including increasing the number of tax brackets for the personal income tax, with a maximum rate of 6.7%. The sales tax was raised from 6.0% to 6.35% and numerous exemptions were eliminated including the previous exemption for clothing and footwear under $50. A 20% surcharge was imposed on the corporation tax for income years 2012 and 2013. Other miscellaneous taxes were increased as well including the tax on cigarettes and alcoholic beverages. Additional revenue of $1.5 billion is estimated from these tax increases in fiscal year 2011-12 and $1.3 billion in fiscal year 2012-13. An expanded health provider tax was also implemented which, when combined with the additional reimbursements from the federal government, will total over $600 million annually. The adopted budget is $1.0 million below the spending cap in fiscal year 2011-12 and $278.4 million below in fiscal year 2012-13. After the passage of budget implementers and other acts, the final adopted budget has a projected surplus of $80.9 million in fiscal year 2011-12 and $488.5 million in fiscal year 2012-13
While the biennial budget included anticipated savings of $1.0 billion annually from State employee concessions, the State initially failed to achieve an agreement with State employees for sufficient State employee concessions. Without an agreement, the Governor called for a special legislative session which was held on June 30, 2011 for purposes of addressing the unattained labor related savings in the adopted fiscal year 2011-13 biennial budget. The General Assembly passed and the Governor signed into law Public Act No. 11-1, which provided the Governor with enhanced rescission authority through September 30, 2011, and allotment holdback authority to effectuate savings in the budget equivalent to the unattained labor related savings. The act required the Governor to submit a plan to the General Assembly detailing these revised savings by July 15, 2011, which he did. On August 18, 2011, the Governor reached an agreement with the state employee unions which achieved the requisite number of votes and the number of bargaining groups required to ratify the agreement with the administration. Pursuant to Public Act No. 11-1 the agreement was deemed approved as of August 22, 2011. The estimated savings resulting from the agreement and the additional savings recommended by the Governor were estimated to result in a balanced budget for the fiscal year 2011-13 biennial budget.

A special session of the General Assembly was held on October 26, 2011 for purposes of promoting economic development and job creation in the State. The General Assembly passed, and the Governor signed into law, two pieces of legislation toward achieving those goals. Public Act No. 11-1 of the October 20, 2011 Special Session, An Act Promoting Economic Growth And Job Creation In the State, authorized an additional $231 million in general obligation bonds for fiscal year 2011-12, $345 million for fiscal year 2012-13, and $25 million each year in fiscal years 2013-14, 2014-15 and 2015-16. It also authorized $50 million for additional special tax obligation bonds for the Fix-it-first Bridges program in fiscal year 2011-12. The act modified certain tax credits offered by the State that are expected to result in a revenue loss of $8.5 million in fiscal year 2011-12 and $40.3 million in fiscal year 2012-13. Public Act No. 11-2, An Act Establishing The Connecticut Bioscience Collaboration Program, authorized $290.7 million in general obligation bonds in varying amounts from fiscal year 2011-12 through fiscal year 2020-21 for purposes of establishing a research facility in Farmington in proximity to the University of Connecticut’s Health Center.

In accordance with Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget. On February 8, 2012 the Governor submitted to the General Assembly a status report which included detailed projections of expenditures and revenues and proposed midterm budget adjustments for fiscal year 2012-13. The General Assembly passed, and the Governor signed into law, Public Act No. 12-104 and Public Act No. 12-1 of the June Special Session which make mid-term budget revisions for fiscal year 2012-13. Based upon the consensus revenue estimate issued April 30, 2012 by the Office of Policy and Management and the General Assembly’s Office of Fiscal Analysis, revenues are anticipated to be $19,143.2 million, expenditures are anticipated to be $19,140.1 million, and the revised budget would result in a General Fund surplus of $3.1 million for fiscal year 2012-13 and would be $142.3 million below the expenditure cap. The revised fiscal year 2012-13 budget includes policy changes that will result in $72.7 million in additional revenue above the consensus revenue forecast. The more significant changes include: (i) a $70.1 million reduction in the General Fund transfer to the Transportation Fund for fiscal year 2012-13, (ii) a $26.0 million reduction in expected federal revenue collections due primarily to expenditure changes made to federally reimbursable programs, and (iii) $5.2 million in additional revenue due to the expansion of alcoholic beverage sales to Sunday and certain holidays. The revised budget includes additional appropriations of $187.5 million compared to the originally adopted budget for fiscal year 2012-13. The more significant changes include: (i) a $93.8 million increase to local education funding, the largest component of which is a $50 million increase to the Education Cost Sharing formula, and (ii) an $85.3 million increase to the State Employees Retirement System.
Pursuant to the Comptroller’s audited budgetary based financial report provided on December 31, 2012, as of June 30, 2012, General Fund revenues were $18,561.6 million, General Fund expenditures and net miscellaneous adjustments were $18,705.1 million and the General Fund deficit for fiscal year 2011-12 was $143.5 million. The prior year fund reserves made available for use in the fiscal year 2011-12 eliminated the General Fund deficit.
Pursuant to statute, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on June 20, 2013 for the General Fund for fiscal year 2012-13 as of the period ending May 31, 2013, the General Fund was estimated to have an operating surplus of $236.6 million under a budgetary basis and of $189.1 million when adjusted for estimated accruals under a GAAP-based budgeting scenario. In the monthly estimates provided by the Office of Policy and Management on July 22, 2013 for the General Fund for fiscal year 2012-13, as of the period ending June 30, 2013, the General Fund was estimated to have a surplus of $359.6 million under a budgetary basis and $312.1 million when adjusted for estimated accruals under a GAAP-based budgeting scenario. In the monthly report of the Comptroller dated July 1, 2013 for fiscal year 2012-13 as of the period ending May 31, 2013, the Comptroller was in agreement with the Office of Policy and Management June 20, 2013 estimates for the period ending May 31, 2013 and projected an operating surplus of $236.6 million in the General Fund under a budgetary basis and a surplus of $189.1 million when adjusted for estimated accruals under a GAAP-based budgeting scenario. On June 25, 2013, the Office of Fiscal Analysis projected an operating surplus in the General Fund of $279.9 million for fiscal year 2012-13 on a budgetary basis. The budget act for the 2013-15 biennium provides for the transfer of up to $220.8 million of the fiscal year 2012-13 projected surplus described above for use in the upcoming biennium. In addition, other legislation adopted requires that any remaining unappropriated surplus be deposited into the Budget Reserve Fund. The balance in the Budget Reserve Fund as of July 1, 2013 is approximately $93.5 million.
The State is required to adopt a fiscal year budget under which (i) the amount of general budget expenditures do not exceed estimated revenues and (ii) year-over-year increases in general budget expenditures do not exceed specified limits. On June 3, 2013, the General Assembly passed Public Act No. 13-184, An Act Concerning

Expenditures and Revenue for the Biennium Ending June 30, 2015. The Governor signed the bill into law on June 18, 2013. Additional legislation was also passed by the General Assembly and signed into law by the Governor related to the budget. These acts made General Fund appropriations of $17,188.8 million in fiscal year 2013-14 and $17,497.6 million in fiscal year 2014-15. The budget projects General Fund revenues of $17,192.4 million in fiscal year 2013-14 and $17,499.8 million in fiscal year 2014-15, resulting in a projected surplus of $3.6 million in fiscal year 2013-14 and $2.2 million in fiscal year 2014-15. The adopted budget made two significant changes in the manner in which the State appropriates for Medicaid expenditures within the Connecticut Department of Social Services (“DSS”) and in the Connecticut Department of Mental Health and Addiction Services. The first change was undertaken as part of the upcoming implementation of the federal Affordable Care Act related to the increase in income eligibility under Medicaid from 53% of the federal poverty level to 133% of the federal poverty level referred to as Medicaid expansion. The expansion of Medicaid will be off-budget and funded entirely from federal revenue. The second change net-budgeted the Medicaid account in DSS. Previously, the State appropriated Medicaid expenditures on a gross basis within DSS, and reflected any federal reimbursements related to those expenditures as revenues, resulting in both the State and federal share of Medicaid costs being included in the State appropriation for Medicaid. Beginning with fiscal year 2013-14, the State will commence net budgeting Medicaid expenditures within DSS, resulting in only the State’s share of payments to private Medicaid providers being appropriated. These changes reduced both appropriations and revenues by $2,768.7 million in fiscal year 2013-14 and by $3,204.9 million in fiscal year 2014-15 compared to current services. The budget also includes expenditure adjustments to reflect the conversion from a cash basis of accounting to an accrual basis of accounting as part of the planned conversion to GAAP-based budgeting.
The adopted budget includes $564.6 million in revenue enhancements in fiscal year 2013-14 and $160.5 million in fiscal year 2014-15. The significant revenue changes include: (i) the extension of certain tax measures that were anticipated to expire which include the twenty percent corporate surcharge, the tax on electric generators for one additional quarter, and certain limits on the use of tax credits under the insurance premiums tax, anticipated to raise $88.9 million in fiscal year 2013-14 and $101.0 million in fiscal year 2014-15; (ii) the elimination of certain revenue intercepts that are targeted toward municipal aid as part of the overall reconfiguration of such aid, anticipated to increase revenue by $92.4 million in fiscal year 2013-14 and $97.9 million in fiscal year 2014-15; and (iii) transfers from other sources totaling $451.5 million in fiscal year 2013-14 and $176.4 million in fiscal year 2014-15. The largest transfer over the biennium includes the use of the fiscal year 2012-13 surplus projected, at the time the budget was adopted, at $220.8 million. The transfers further include the funding of the Mashantucket Pequot Fund grant to towns, which reduces transfers from the General Fund by $146.4 million over the biennium. Other transfers include $109.7 million over the biennium from the Special Transportation Fund and up to $35 million related to the State’s assumption of certain responsibilities and corresponding reserves of the Connecticut Resource Recovery Authority. All other revenue changes represent a net $68.2 million reduction in fiscal year 2013-14 and a $214.8 million reduction in fiscal year 2014-15, primarily from the loss of matching federal funds due to proposed expenditure changes outlined below.
The most significant factor contributing to the decrease in appropriations is the net budgeting of Medicaid payments discussed above. Other significant reductions contained in the adopted budget include: (i) reduction in expenditures of $196.0 million in each year of the biennium from restructuring the 2009 Economic Recovery Notes by the extension of their maturity for two additional years; (ii) the phase down of disproportionate share payments to hospitals totaling $120.8 million in fiscal year 2013-14 and $255.1 million in fiscal year 2014-15; (iii) various savings initiatives in the Medicaid program totaling $247.9 million in fiscal year 2013-14 and $371.7 million in fiscal year 2014-15; and (iv) the extension of the cap on municipal aid grants totaling $102.8 million in fiscal year 2013-14 and $114.6 million in fiscal year 2014-15. Section 2-33a of the Connecticut General Statutes sets out the State’s expenditure cap.
The adopted budget would be $9.4 million below the expenditure cap for fiscal year 2013-14 and $166.3 million below the expenditure cap for fiscal year 2014-15.
The adopted budget partially addresses the State’s cumulative GAAP deficit reflected on its financial statements as the unassigned fund balance in the General Fund estimated to be approximately $1.1 billion at June 30, 2013 through the issuance of general obligation bonds in an aggregate principal amount sufficient to general net proceeds of no more than $750 million and that mature no later than June 30, 2028. The act provides that there shall be deemed appropriated from the General Fund of the State in each fiscal year from and including fiscal year 2015-16 through fiscal year 2027-28, to be distributed over such fiscal years, an amount equal to the difference between the accumulated deficit of the State in the General Fund determined using GAAP and the amount of bonds authorized for the purpose of eliminating the accumulated General Fund GAAP deficit. Additionally, the act requires the State to covenant with the bond holders that the State shall not diminish such appropriation until such bonds are fully met and discharged, subject to certain exceptions.
The Secretary of the Office of Policy and Management and the director of the legislative Office of Fiscal Analysis, on November 15, 2012, each submitted a fiscal accountability report for the current fiscal year and the next ensuing three fiscal years. The Office of Fiscal Analysis projected, on a budgetary basis, a General Fund deficit of $320.7 million for fiscal year ending June 30, 2013, and General Fund deficits for fiscal years ending June 30 of 2014, 2015, and 2016 of $1,138.1 million, $1,016.4 million, and $934.1 million, respectively. The Office of Policy and Management in its report projected, on a budgetary basis, a General Fund deficit of $365.0 million for fiscal year ending June 30, 2013, and General Fund deficits for fiscal years ending June 30 of 2014, 2015, and 2016 of $1,080.0 million, $858.6 million, and $807.1 million, respectively. The projections in each report were based on current services and certain other assumptions. The State has a balanced budget requirement and an expenditure cap, and budgets adopted for the future fiscal years will need to comply with those requirements. The Office of Policy and Management projected these current services estimates to exceed the State’s expenditure cap by $1,242.0 million, $1,814.8 million, and $2,238.1 million in fiscal years ending June 30, 2014, 2015, and 2016, respectively. The Office of Fiscal Analysis similarly projected these current services estimates to exceed the State’s expenditure cap by $1,361.9 million, $2,014.7 million, and $2,406.2 million in fiscal years ending June 30, 2014, 2015, and 2016, respectively. Thus, significant expenditure reductions will be needed to remain below the expenditure cap. The Office of Policy and Management and the legislature’s Office of Fiscal Analysis issued on April 30, 2013, a consensus revision of their previous estimate of the revenue estimates for the current fiscal year and the next three ensuing fiscal years. The General Fund revenue estimates for fiscal years ending June 30 of 2013, 2014, 2015 and 2016 were $19,220.1 million, $19,396.5 million, $20,544.2 million and $21,452.3 million, respectively. This estimate represents an increase of $240.6 million in the fiscal year ending June 30 of 2013 from the previous estimates issued on January 15, 2013 and a reduction of $254.8 million, $229.4 million and $238.4 million in fiscal years ending June 30 of 2014, 2015, and 2016, respectively, from the previous estimates issued on January 15, 2013.
The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of July 1, 2013, the State had authorized direct general obligation bond indebtedness, including pension obligation, UConn 2000 and tax increment bonds, totaling approximately $36,184.5 million, of which approximately $31,798.0 million had been approved for issuance by the State Bond Commission and approximately $28,918.4 million had been issued, leaving an authorized but unissued balance of $2,879.6 million and $4,386.5 million bonds available for authorization. As of July 1, 2013, net State direct general obligation indebtedness outstanding (including lease financings, tax incremental financings, CHFA supportive housing bonds and emergency mortgage assistance program bonds, and State university system auxiliary services bonds, but not including CCEDA bonds or CHEFA childcare facilities bonds) was approximately $14,762.7 million. The University of Connecticut intends to issue approximately $225.0 million University of Connecticut General Obligation Bonds on or about July 31, 2013. The State intends to issue approximately $200.0 million General Obligation Bonds (2013 Series C) on or about August 7, 2013.
In 1984 the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The State’s share of the cost of the transportation infrastructure program for State fiscal year 1984-85 through fiscal year 2015-16 to be financed by STO bonds currently is estimated at $11,700.0 million. The actual amount may exceed at $11,700.0 million in order to finance reserves and cost of issuance amounts. As of February 1, 2013, the State had authorized STO bond indebtedness of approximately $11,155.0 million, of which approximately $10,744.0 million had been approved for issuance by the State Bond Commission and approximately $8,020.0 million had been issued (excluding refundings), leaving an authorized but unissued balance of $2,724.0 million and $412.0 million bonds available for authorization. As of February 1, 2013, the State the amount of STO bond indebtedness outstanding (including refundings) was approximately $3,462.0 million. The General Assembly passed and the Governor signed into law, special transportation obligation bond authorizations of $706.7 million in fiscal year 2013-14 and $588.8 million in fiscal year 2014-15.
Bradley International Airport, located in Windsor Locks, Connecticut, is currently is owned by the State and operated by the Bureau of Aviation and Ports in the State’s Department of Transportation. The General Assembly has authorized the issuance of revenue bonds for improvements at Bradley International Airport, payable from all or a portion of the revenues generated at the Airport. As of February 1, 2013, there were $141.6 million of Bradley International Airport Revenue Bonds outstanding. In addition, the State is a party to certain interest rate swap agreements with respect to certain outstanding bonds. Any obligations of the State under the interest rate swap agreements are payable from all or a portion of the revenues generated at the Airport. In addition, as of

February 1, 2013, $37.4 million special obligation bonds to finance self-sustaining special facilities at Bradley International Airport payable solely from the revenues derived from such special facilities are outstanding. Public Act No. 11-84 created the Connecticut Airport Authority, a new quasi-public authority of the State governed by an eleven member board, that replaces the Bradley Board of Directors and is responsible for the management and operation of Bradley International Airport and the five State-owned and operated general aviation airports.
As of February 1, 2013, the General Assembly had authorized the issue of revenue bonds for up to $2,425.2 million, of which $1,591.7 million bonds had been issued for the purpose of funding various State and federally mandated water pollution control and drinking water projects. The revenue bonds are payable solely from the revenues or other receipts, funds or moneys of the Clean Water Fund. The proceeds of the revenue bonds are loaned primarily to Connecticut municipalities and public water systems to finance water pollution control and drinking water improvements, and the loan repayments by the municipalities and public water systems secure the revenue bonds. The loans are evidenced by interim funding obligations and project loan obligations of the municipalities and public water systems, pursuant to which either the full faith and credit of each such entity, or the revenues and other funds of a municipal sewer or public water system, are pledged. As of February 1, 2013, $906.8 million revenue bonds were outstanding (including refunding bonds). On February 21, 2013, an additional $162.2 million of such revenue bonds were issued. The General Assembly passed and the Governor signed into law, $380.4 million in additional clean water revenue bond authorizations in fiscal year 2013-14 and $332.0 million in fiscal year 2014-15.
The State pays unemployment compensation benefits from the State’s Unemployment Compensation Fund, which is funded by unemployment compensation taxes collected from employers. To fund possible shortfalls, the State has reserved the authority to issue bonds in an aggregate amount outstanding at any time not in excess of $1.0 billion, plus amounts for certain reserves and costs of issuance. In addition, the State may borrow from the Federal Unemployment Trust Fund to fund a deficit in the State’s Unemployment Compensation Fund. As of February 1, 2013, the State had borrowed $647.0 million from the Federal Unemployment Trust Fund and anticipates that such borrowing will not increase above that amount during calendar year 2013.
In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Capital City Economic Development Authority (as of July 15, 2012, the Capital Region Development Authority), the Connecticut Airport Authority, the Connecticut Development Authority (the powers and duties of which were transferred to Connecticut Innovations, Inc. as of July 1, 2012), the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority (statutorily consolidated with CHEFA as a subsidiary effective July 1, 2012), the Connecticut Housing Finance Authority, and the Connecticut Resources Recovery Authority. Such bonds have also been issued by the Cities of Bridgeport, West Haven and Waterbury to fund past budget deficits and the Southeastern Connecticut Water Authority. In addition, the University of Connecticut and the Clean Energy Finance and Investment Authority may issue special obligation bonds which may be secured by a special capital reserve fund which the State undertakes to restore to its minimum level. As of February 1, 2013, the amount of bonds outstanding on which the State has limited or contingent liability as a result of a special capital reserve fund or a State guarantee of municipal debt totaled $4,010.7 million. In April 2013, the Connecticut Higher Education Supplemental Loan Authority issued $25.0 million State of Connecticut Higher Education Supplemental Loan Authority Revenue Bonds, 2013 Series A.
The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State’s share of such costs. As of June 30, 2013, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $2,792.0 million. The State has authorized new school construction grant commitments of approximately $345.0 million which take effect in the 2012-13 fiscal year. As of June 30, 2012, the State is obligated under the pre-1997 debt service subsidy basis program for approximately $157.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitments can be authorized under the pre-1977 program.
The State’s general obligation bonds are rated Aa3 by Moody’s Investors Service (“Moody’s”) and AA by Standard & Poor’s Rating Services (“S&P”), Fitch Ratings (“Fitch” ) and Kroll Bond Rating Agency, Inc. (“Kroll”). Moody’s, S&P and Kroll have assigned a “stable” credit outlook on the State’s general obligation debt. Fitch has assigned a “ negative” credit outlook on the State’s general obligation debt. Each such rating and credit outlook reflects only the views of the respective rating agency, and an explanation of the significance of such rating and credit outlook may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant.
As of July 24, 2013, to the State’s knowledge it had not failed in the last five years to comply in any material respect with its undertakings pursuant to continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with its prior bond issues except the State recently discovered that it inadvertently did not file notices of certain bond insurer rating downgrades, which downgrades caused the ratings on the bonds insured by such bond insurers to be downgraded or withdrawn. The State has filed notices reflecting the current rating status on such bonds.

The State sponsors several public employee retirement systems, the most significant of which are discussed below. Actuarial valuations are performed with respect to such systems at regular intervals. The purpose of the actuarial valuation is to calculate using recognized actuarial methods an actuarial accrued liability for each of the pension plans which estimates, on the basis of demographic and economic assumptions, the present value of accrued benefits the pension plan will pay to its retired members and active members upon retirement. The valuation includes a projection from the valuation date to future years based on certain key assumptions such as the investment return on the market value of assets, the active population count for hazardous and nonhazardous duty members, total payroll growth, age and salary distributions for new entrants, and actual plan experience with respect to terminations, retirement, mortality, and cost of living increases, among other things. The actuarial valuation compares the actuarial accrued liability with the actuarial value of assets. Any excess of that liability over the assets forms an unfunded actuarial accrued liability (“UAAL”). The valuation uses an asset valuation method that smoothes the difference between the market value of assets and the actuarial value of assets to prevent extreme fluctuations that may result from short-term or cyclical economic and market conditions. The actuarial valuations express the percentage the pension is funded through a “funded ratio” which represents the quotient obtained by dividing the actuarial value of assets of the pension plan by the actuarial accrued liability of the pension plan. The actuarial valuation also states an actuarially recommended contribution, which is the recommended payment of the State to the applicable pension plan. The actuarially recommended contribution consists of two components: (1) normal costs, which represents the portion of the present value of retirement benefits that are allocable to active members’ current year of service, and (2) an amortized portion of the UAAL.

The State Employees’ Retirement Fund is the largest retirement system maintained by the State with approximately (i) 47,868 active members, consisting of 37,173 vested members and 10,695 non-vested members, (ii) 1,561 deferred vested members, and (iii) 43,887 retired members and beneficiaries as of June 30, 2012. Since fiscal year ending June 30, 1979, payments into the State Employees’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal years ending June 30 of 2004, 2009, 2010, 2011 and 2012, have been sufficient to meet benefits paid from the fund in such year. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds. The most recent actuarial valuation dated November 5, 2012 indicated that the market value of the State Employees’ Retirement Fund’s investment assets was $9,745.0 million as of June 30, 2012, including cash in custody and certain receivables. As of May 31, 2013, the market value of the State Employees’ Retirement Fund’s investment assets was $9,431.4 million. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions. The actuarial valuation also indicated that the State Employees’ Retirement Fund had assets with an actuarial value of $9,745.0 million as of June 30, 2012. The November 2012 actuarial valuation indicated that as of June 30, 2012, the State Employees’ Retirement Fund had actuarial accrued liabilities of $23,018.8 million and an UAAL of $13,273.8. The November 2012 actuarial valuation indicated that as of June 30, 2012 the State Employees’ Retirement Fund had a funded ratio of 42.3% based on the actuarial value of the assets. Based on the stated market value of assets, the State Employees’ Retirement Fund had a funded ratio of 36.8% as of June 30, 2012. The November 2010 actuarial valuation determined an employer contribution requirement of $1,045.0 million for fiscal year ending June 30, 2013, based on a projected unit credit actuarial cost method and level percent-of-payroll contribution, which contribution is sufficient to meet Governmental Accounting Standards Board (“GASB”) standards. An interim actuarial valuation dated February 8, 2012 was prepared determining an employer contribution requirement of $1,059.7 million for fiscal year ending June 30, 2013 based on the same assumptions and methods. Based on projections by the Office of Policy and Management, it is anticipated that the State’s contribution to the fund for fiscal year ending June 30, 2013 together with grant reimbursements from Federal and other funds will be sufficient to meet the balance of the annual contribution requirement as determined in the February 8, 2012 interim valuation. The November 2012 actuarial valuation determined the following employer contribution requirements, which contributions are sufficient to meet GASB standards: (i) $1,268.9 million for fiscal year ending June 30, 2014; and (ii) $1,379.2 million for fiscal year ending June 30, 2015, resulting in an annual employer contribution rate of 37.82% of payroll and 43.94% of payroll, respectively. The adopted budget passed by the General Assembly and signed into law by the Governor for the 2013-15 biennium contains appropriations sufficient, together with anticipated grant reimbursement from Federal and other funds, to fully fund the employer contribution requirements for such biennium as determined in the November 2012 actuarial valuation. The November 2012 actuarial valuation was based upon an 8.00% earnings assumption, projected salary increases of 4.0% to 20.0%, cost-of-living adjustments of 2.3% to 3.6%, a social security wage base of 3.5%, inflation at 3.75%. In addition, the valuation recalculated the actuarial value of assets for the past four valuations so that the actuarial value of assets recognizes 20% of the difference between the market value of assets and the expected actuarial value of assets. For periods ending June 30, 2012, the Treasurer has realized annualized net returns on investment assets in the State Employees’ Retirement Fund of 7.44% over the past twenty years, of 5.82% over the past fifteen years, of 5.91% over the past ten years and of 1.07% over the past five years. The November 2012 actuarial valuation uses an amortization method that calculates the annual amortization payments needed to amortize the State Employees’ Retirement Fund’s UAAL based on level percentage of payroll payments over a declining period of years, starting with 40 years as of July 1, 1991 for the contribution for fiscal year 1992-93. The State is currently in year 21 of an initial 40 year amortization period. While this method of funding does lead to full funding by the end of the amortization period, the repayment of the UAAL is not level. Because of this, even if the State were to contribute the full amount of the actuarially recommended contributions and all other actuarial assumptions were met, the UAAL for the State Employee’s Retirement Fund is not projected to be reduced significantly until the latter years of the amortization period. Following full amortization of the UAAL, the actuarially recommended contribution would decrease substantially as it would consist solely of the funding of normal costs representing the portion of the present value of retirement benefits that are allocable to active members’ current year of service. In the final experience investigation report dated September 12, 2012, the actuaries suggested the State may want to consider changing from the projected unit credit cost method used in the Fund’s actuarial valuation to the entry age normal cost method for several reasons, including that it is the only method allowed under new GASB standards. The valuation cost method currently in place may not be changed without the agreement of State Employees Bargaining Agent Coalition (“SEBAC”) and approval by the legislature.
The Teachers’ Retirement Fund provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. While setting and paying salaries for teachers, municipalities do not provide contributions to the maintenance of the fund. Contributions to the fund are made by employees and by General Fund appropriations from the State. As of June 30, 2012, there were (i) 63,693 active and former employees, consisting of 49,808 active members, 1,609 inactive vested members and 12,276 inactive non-vested members, (ii) 32,032 retired members and beneficiaries, and (iii) 262 members on disability allowance. Since fiscal year ending June 30, 2004, payments into the Teachers’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal year ending June 30, 2008, have been less than the benefits paid from the fund in such year. The most recent actuarial valuation dated October 24, 2012 indicated that as of June 30, 2012 the Teachers’ Retirement Fund had assets with an actuarial value of $13,734.8 million and a market value of $13,473.7 million. As of May 31, 2013, the market value of the Teachers’ Retirement Fund’s investment assets was $14,919.6 million. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions. The October 2012 actuarial valuation also indicated that as of June 30, 2012, the Teachers’ Retirement Fund had actuarial accrued liabilities of $24,862.2 million and an UAAL of $11,127.4 million. The October 2012 actuarial valuation indicated that as of June 30, 2012 the Teachers’ Retirement Fund had a funded ratio of 55.24% based on the actuarial value of the assets. Based on a market value of assets, the Teachers’ Retirement Fund had a funded ratio of 54.19% as of June 30, 2012. The November 2010 actuarial valuation determined an employer contribution requirement, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, of $787.5 million for fiscal year 2012-13, which contribution is sufficient to meet GASB standards. The State’s contribution to the Teachers’ Retirement Fund was sufficient to meet the annual contribution requirement for the system for fiscal year 2012-13 as determined in the November 2010 actuarial valuation. The October 2012 actuarial valuation determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $948.5 million for fiscal year ending June 30, 2014, and (ii) $984.1 million for fiscal year ending June 30, 2015. The adopted budget passed by the General Assembly and signed into law by the Governor for the fiscal year 2013-2015 biennium contains appropriations sufficient to fully fund the employer contribution requirements for such biennium as determined in the October 2012 actuarial valuation. The October 2012 actuarial valuation was based upon an 8.50% earnings assumption, and projected salary increases of 4% to 7.50%, and cost-of-living adjustments of 3.0% annually for members retired before September 1992 and 2.0% for members retired on and after September 1, 1992. For periods ending June 30, 2012, the Treasurer has realized annualized net returns on investment assets in the Teachers’ Retirement Fund of 7.56% over the past twenty years, of 5.95% over the past fifteen years, of 6.08% over the past ten years and of 1.27% over the past five years. The October 2012 actuarial valuation uses an amortization method that calculates the amortization payment for the Teachers’ Retirement Fund’s UAAL, that is included in the actuarially recommended employer contribution requirement rate of contribution based on a level percentage of payroll payments over a declining period of years, starting with 40 years as of July 1, 1991 for the contribution for fiscal year 1992-93. The net effective amortization period for the computed State contribution amounts for fiscal year 2001-12 and fiscal year 2012-13 is 22.4 years. While this method of funding does lead to full funding by the end of the amortization period, the repayment of the UAAL is not level. Because of this, even if the State were to contribute the full amount of the actuarially recommended contributions and all other actuarial assumptions were met, the UAAL for the Teachers’ Retirement Fund is not anticipated to be reduced significantly until the latter years of the amortization period. Following full amortization of the UAAL, the actuarially recommended contribution would decrease substantially as it would consist solely of the funding of normal costs representing the portion of the present value of retirement benefits that are allocable to active members’ current year of service. In April 2008 the State issued $2,276.6 million taxable general obligation bonds to partially fund the UAAL in the Teacher’s Retirement Fund and to pay other costs related to the financing. $2.0 billion of the proceeds of the pension obligation bonds were deposited into the Teachers’ Retirement Fund. The legislation authorizing the issuance of the pension obligation bonds requires the State while the bonds are outstanding to annually appropriate the actuarially-determined annual required contribution to the Teachers’ Retirement Fund, subject to certain exceptions for emergency or extraordinary conditions.
The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State currently finances the cost of such benefits on a pay-as-you-go basis. The State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits and post-retirement life insurance benefits in future years. All employees hired on or after July 1, 2009 are required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. Commencing July 1, 2010, employees with less than five years of service will be required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. SEBAC 2011 extended the requirement of trust contributions to all other State employees to be phased in beginning July 1, 2013, as follows: 0.5% of salary for fiscal year 2012-13, 2.0% of salary for fiscal year 2013-14, and 3.0% of salary for fiscal 2014-15 and thereafter, with a period of required contribution of ten years or to the beginning of retirement (whichever occurs first). As of June 30, 2012, the fair market value of the trust’s investment assets was $73.2 million. The State will need to make significant General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For fiscal year 2011-12, General Fund expenditures on post-retirement health care and life insurance benefits was $566.6 million. For fiscal year 2012-13, the projected General Fund expenditures on post-retirement health care and life insurance benefits $536.4 million. Implementation of Governmental Accounting Standards Board Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions requires the State to obtain an analysis of the UAAL of such post-retirement health care and life insurance benefits and to recognize the annual required contributions to fund those actuarial liabilities in its financial statements commencing with those for fiscal year 2007-08. The State received an actuarial report dated May 16, 2012 with respect to the State’s liability for post-retirement health care benefits (which include medical, prescription drug, dental and life insurance benefits) for eligible persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The May 2012 valuation indicates an “OPEB” actuarial accrued liability as of June 30, 2011 of $17.954 billion and an UAAL of $17.905 billion, a decrease of approximately $8.662 billion in UAAL as determined by the prior actuarial valuation. The actuarial valuation determined the amount of the annual required contribution for fiscal year 2011-12, based on a projected unit credit actuarial cost method and level percent-of-payroll amortization over 30 years (with 26 years remaining as of June 30, 2011), to be $1.355 billion, and the annual OPEB cost to be $1.405 billion, applying a 5.7% discount rate. The annual OPEB cost adjusts the annual required contribution for timing differences between the annual required contribution and contributions in relation to the annual required contribution. The May 2012 valuation indicates a Net OPEB Obligation of $4.930 billion for the fiscal year 2010-11. The Net OPEB Obligation is the cumulative difference between the annual required contribution and actual contributions made, with adjustments for timing differences between cash and accrual accounting and to prevent double counting of OPEB plan costs. Certain assumption changes since the prior valuation include (i) changing the discount rate from 4.5% to 5.7%, (ii) updating medical, prescription drug and dental claim costs for recent experience and adjusting trend rates on each, (iii) assuming an explicit administrative expense of $271 per participant increasing at 3% per year, (iv) adjusting the assumption for Medicare Part B as well as the associated trend assumption, and (v) adjusting the retiree contribution increase rate. The valuation includes the evaluation of recent plan changes made pursuant to the 2011 SEBAC collective bargaining agreement. The State received updated GASB Statement No. 45 disclosure exhibits for fiscal year 2011-12 dated April 12, 2013 to reflect the following assumption changes: (i) the per capita costs for the self-funded medical and drug plans were recalculated based on actual paid retiree claims experienced for the period July 1, 2010 through June 30, 2012; (ii) the health care cost trend rates were reduced based on recent experience and anticipated future changes; (iii) anticipated savings due to the State’s new prescription drug contract terms scheduled to be implemented in June 2013 were taken into account; and (iv) the early retiree premiums were readjusted. All other assumptions, methodology and plan provisions were as indicated in the May 2012 OPEB valuation report. As a result of these changes, the State’s annual required contribution for OPEB, annual OPEB cost, OPEB actuarial accrued liability and the OPEB unfunded actuarial accrued liability were each reduced. The April 2013 report determined: (i) the amount of the State’s annual required contribution for fiscal year ending June 30, 2012 to be $1.222 billion; (ii) the annual OPEB cost for fiscal year ending June 30, 2012 to be $1.273 billion; (iii) the OPEB actuarial accrued liability as of June 30, 2011 to be $16.275 billion; and (iv) the OPEB unfunded actuarial accrued liability as of June 30, 2011 to be $16.226 billion. For fiscal years ending June 30, 2008 through June 30, 2012, the State paid $498.2 million, $521.9 million, $525.5 million, $524.6 million and $518.2 million, respectively, for eligible employees’ health care costs. For fiscal years ending June 30, 2008 through June 30, 2012, the State paid $450.4 million, $434.6 million, $527.9 million, $490.9 million and $562.2 million, respectively, for retirees’ health care costs. The State has appropriated and allotted $604.4 million for eligible employees’ and $614.1 million for retirees’ health care costs in fiscal year ending June 30, 2013.
The State is required to make General Fund appropriations to the Teachers’ Retirement Board to cover one-third of retiree health insurance costs plus any portion of the balance of such costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. Legislation which became effective July 1, 1998 generally requires the State to subsidize the health insurance costs of retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan in a manner consistent with its prior practice of subsidizing the health insurance costs of those retired teachers who were members of the Board’s health benefit plan. Legislation which became effective July 1, 2008 generally requires the State to subsidize a portion of the health insurance costs of retired teachers who have attained normal retirement age, are ineligible to participate in Medicare Part A and pay to participate in local board of education retiree health benefit plans. No General Fund appropriations to the Teachers’ Retirement Fund to cover retiree health insurance costs have been made for fiscal year 2009-10 and fiscal year 2010-11. The State made General Fund appropriations of $32.3 million and $34.4 million for fiscal year 2011-12 and fiscal year 2012-13, respectively, to subsidize the Teachers’ Retirement Health Insurance Fund. The Governor’s midterm budget adjustments for fiscal year ending June 30, 2013, reduced the State’s appropriation to 25% ($22.3 million), and utilized Medicare Part D prescription drug reimbursements to offset in part the State’s share of retiree health costs. The Teachers’ Retirement Board is monitoring the impact of the reduction in State funding for the fiscal year ending June 30, 2013. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45, and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. Since July 1, 1994, retiree health benefits have been self-insured. Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the UAAL of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements. The Teachers’ Retirement Board has received an actuarial valuation dated October 2012 of the State’s liability as of June 30, 2012 with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund and for retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan. The actuarial liability is determined directly as the present value of benefits accrued to date, where the accrued benefits for each member is the pro-rata portion (based on service to date) of the projected benefit payable. The report indicates an actuarial accrued liability as of June 30, 2012 of $3,048.3 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. Against these liabilities, as of June 30, 2012 the plan had no present assets for valuation purposes. The actuarial valuation determined a $180.5 million employer contribution requirement for fiscal year ending June 30, 2013 and $187.2 million for fiscal year ending June 30, 2014, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions and applying a 4.5% discount rate.
The State, its officers, and its employees are defendants in numerous legal proceedings. Although it is not possible to determine the outcome of these legal proceedings, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) a suit claiming that the State is in breach of a judicially and legislatively approved settlement to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools (the court has approved settlements of this action between the plaintiffs and the State and between the City of Hartford and the parties; the parties have initiated negotiations of the Phase III Settlement Agreement that would require approval by the General Assembly in the next legislative session); (ii) purported class-actions on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and of state law, and claiming back wages, damages, attorneys’ fees, and costs; (iii) claims against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which claims the Connecticut Supreme Court ruled in December 2008 the MSA required be arbitrated and which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations (the parties reached a settlement approved by the arbitrators which settlement could be challenged in one or more state courts); (iv) a purported class-action on behalf of similarly situated students in selected school districts claiming that the students’ State constitutional rights to a free public education, equality of rights and equal protection of the laws are being violated by the alleged inequitable and inadequate financing of their schools by the State, and in particular, that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for some students, as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys’ fees and costs; (v) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State’s Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system; (vi) litigation involving claims by Indian tribes and alleged Indian tribes to state land or sovereignty over portions of the State’s land area; (vii) a class-action on behalf of individuals with mental illness in nursing facilities in the state claiming that the State has violated the Americans with Disabilities Act by failing to provide services to them in the most integrated setting appropriate to their needs; (viii) a suit filed in federal court by a trade association representing for-profit nursing homes alleging that nursing homes are systematically undercompensated under Connecticut’s Medicaid payment system in violation of the federal Medicaid Act and State and federal constitutional guarantees against the taking of private property without just compensation, and seeking declaratory and injunctive relief that would require substantial modifications to the State’s nursing home Medicaid reimbursement system (plaintiffs’ appeal of the summary order dismissing their taking claims was dismissed by a summary order of the Second Circuit Court of Appeals; a writ of certiorari was due no later than June 26, 2013, but none was filed); (ix) a counterclaim by a computer vendor against the State’s Department of Information Technology (“DOIT”) essentially for reputational harm to the computer vendor’s business arising out of DOIT’s termination of the vendor’s contract and the denial of the vendor’s bids for other computer contracts, as well as press statements and other communications relating to the matter; (x) a class action alleging that the Department of Social Services’ failed to process Medicaid applications in a timely fashion in accord with federal requirements; (xi) a class action alleging systemic failures by the Department of Social Services to process applications for the Supplemental Nutrition Assistance Program (SNAP), commonly known as food stamps, in a timely fashion in accord with the food stamp statutes and federal regulations; and (xii) a class action of approximately 18,000 retirees seeking a recalculation of current pension benefits, an award of past underpayment of benefits and attorney’s fees on the basis of applying to the class an earlier State Supreme Court case requiring the inclusion of a retiree’s final prorated longevity payment in their final year salary.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.
In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.
Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX 3

Additional Information Concerning Massachusetts Municipal Obligations

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “ State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated July 22, 2013 and as supplemented on July 24, 2013. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The Trust has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information and the Trust does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

Economic Information

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next 25 years.
Personal Income. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. Higher income levels are offset to some extent by the higher cost of living in Massachusetts.
“Consumer Confidence.” The Mass Insight Corporation reported that the Massachusetts index stood at 82 in January 2013 (the most recent month available for comparison to the U.S. index as of July 22, 2013), well above the comparable U.S. value of 59.7
Poverty. The estimated poverty rate in Massachusetts stayed the same at 10.6 percent from 2010 to 2011, while the poverty rate in the United States decreased slightly from 15.1 percent in 2010 to 15.0 percent in 2011. As of July 22, 2013, poverty data for 2012 were not yet available.
Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System service sectors, Education and Health Services, Professional and Business Services, and Leisure and Hospitality have grown to take the place of manufacturing in driving the Massachusetts economy and now account for almost half of total payroll employment, while Financial Activities, Government, Information, and Trade, Transportation and Utilities have remained relatively level or declined in share.
After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts eventually increased by 0.5 percent in 2005 and continued to increase every year through 2008. After a 0.6 percent increase in 2011, employment grew by 2.0 percent in 2012, still 2.0 percent below the 2001 peak. The comparable growth rate for the nation in 2012 was up 1.7 percent from 2011 and up 1.4 percent from 2001. As of July 22, 2013, the latest seasonally adjusted estimate for the State (3.31 million for March 2013) was about 73, 000 below the peak month in 2001 (3.38 million in February 2001) and about 7,300 less than the last peak in April 2008 (3.30 million).
After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). After a steep decline of 9.5 percent in 2009, the decline returned to a less dramatic 2.2 percent in 2010, a slight uptick of 0.2 percent in 2011 and another drop of 1.8 percent in 2012. The preliminary seasonally adjusted estimates for March 2013 were lower than the estimates for the same period in 2012 (253.3 million compared to 250.1 million).
Unemployment Insurance Trust Fund. As of September 30, 2012, the Massachusetts Unemployment Trust Fund had a balance of $496.7 million. This balance is the sum of the private contributory account balance of $407.8 million and the government contributory account balance of $88.9 million. This compares to an August 2012 balance of $640 million with a private contributory portion of $547 million. The October 2012 Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $1.548 billion by the end of 2016 according to the Moody’s Investor Service, Inc.-based outlook.
Unemployment. From October 2009 to June 2010 the rate peaked at 8.7 percent. As of July 22, 2013, the latest figure of the Massachusetts March 2013 seasonally adjusted rate was 6.4 percent which was 1.2 percent below the national rate.

Economic Base and Performance

Exports. Massachusetts ranked 18th in the United States in 2012 and first in New England with $25.5 billion in exports. This was a 8.0 percent decrease from the previous year’s export value from the Commonwealth, while national exports increased by 4.5 percent. Total exports from New England also fell by 6.5 percent. Canada was the Commonwealth’s top export destination in 2012 with $3.7 billion.
Federal Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. Massachusetts received approximately $64.4 billion in contracts, grants, direct payments, insurance, loans and guarantees, and other spending from the federal government in federal fiscal year 2012 which was the last complete year of federal spending data. On average over the last eleven years, Massachusetts received 2.3 percent of the federal government’s prime award dollars. In fiscal year 2012 it was 2.0 percent and $8.11 billion less than its 2.3 percent average.
In federal fiscal year 2012, the majority of federal government spending in Massachusetts was for contracted goods and services. Over the past ten years, between 2003 and 2012, the majority (47.1 percent) of federal spending in Massachusetts has been for direct payments such as Social Security, Unemployment Insurance, Housing Choice Vouchers and Federal Pell Grants.
Federal Contracts. The total dollar value of all federal contracts received by Massachusetts contractors increased an average of 16.4 percent per year from 2000 to 2012, 2.8 percent faster than the 13.6 percent U.S. average.
State Revenues. Taxes collected by all states in fiscal year 2011 totaled $763.7 billion which was 8.4 percent more than in fiscal year 2010. Massachusetts collected $22.1 billion in fiscal year 2011, 10.2 percent more than it did in fiscal year 2010. Massachusetts’ revenues grew more than any other New England state. Massachusetts ranked eleventh in total taxes collected in 2011, unchanged from 2010 or 2009.

In fiscal year 2011, Massachusetts collected 52.5 percent of its revenue from individual income tax. Overall, states received 33.9 percent of their revenues from individual income taxes and seven states did not have state income tax in 2011. In fiscal year 2011, the State collected 14.5 percent more individual income taxes than it did in fiscal year 2010.

State Lottery Proceeds. Massachusetts ranked second in revenue at $4.17 billion, and prize money awarded at $3.2 billion, among the 42 states with lotteries in fiscal year 2011.
State Expenditures. Massachusetts ranked ninth in the nation in per capita expenditures, with $7,954 in 2011, while it ranked eighth and spent $7,901 in 2010. This represents a 0.7 percent increase in per capita expenditures from 2010 to 2011 with the largest per capita dollar increase in the Public Welfare function.
Electricity Prices, Supply and Capacity by Source. Massachusetts had the seventh highest electric rate in the country in 2010, 14.26 cents per kilowatt hour, while the U.S. average was 9.83. This was a decrease of 7.7 percent for Massachusetts and an increase of 0.1 percent for the U.S. from the previous year. Massachusetts electric utilities generated $8.1 billion in revenue in 2010. This was 3.0 percent less than in 2009, while they sold 5.1 percent more electricity. As of July 22, 2013, Massachusetts’s latest reported average combined electric rate, year-to-date July 2012, was virtually unchanged at 14.12 cents per kilowatt hour compared to the same period last year. The Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.77 in 2010. This means that Massachusetts imported 23 percent of its electricity supply, 14,030 million kilowatt hours, from out-of-state. In 2010, two-thirds of Massachusetts generating capacity was oil and natural gas based.
Travel and Tourism. The Massachusetts Office of Travel and Tourism (“MOTT”) reported a 0.17% percent increase in museum and attraction attendance, 11.3 million visitors, through November 2012, compared to the same eleven months in 2011. For fiscal year 2013 September year-to-date net room occupancy tax collections totaled $83.4 million, a 7.1% increase from the same period in fiscal year 2012.

Transportation and Warehousing. Massachusetts’ major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Based on total passenger volume in calendar year 2011 data, Logan Airport was the most active airport in New England, remaining the 19th most active in the U.S. according to the Federal Aviation Authority. Massport reported that as of December 2012 year-to-date, total airport flight operations were down by 3.8 percent and total airport passengers were up 1.4 percent from the same period in 2011. According to the FAA, in calendar year 2011, Logan Airport ranked 29th in the nation in total air cargo volume. In 2011, the airport handled 530 million pounds of cargo; a 3.1 percent decrease from 2010. Massport reported that as of December 2012 year-to-date, the combined cargo volume was down 0.8 percent and total express mail was down 1.7 percent from the same period in 2011.
At Massport’s Port of Boston properties, total containerized cargo processed fell 2.6 percent in 2012 to 187,747 TEUs compared to calendar year 2011. It processed 41,120 automobiles which was 10.4 percent more, and 380,054 cruise passengers which was 22.5 percent more, than in calendar year 2011.
The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2011 decreased by 32.0 percent to 15.4 million short tons from 2010. Waterborne cargo in New England decreased by 14.5 percent while such cargo in the U.S. increased by 1.4 percent.
Between 2001 and 2010, the transportation and warehousing sector of Massachusetts GDP increased by 3.2 percent when measured with year 2005 chained dollars. It contributed 1.5 percent to the total Massachusetts Real GDP in 2010 which was 0.12 percent less than it did in 2001.
Commonwealth Budget and Financial Management Controls

Long-Term Liabilities
General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which include bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.
Commonwealth Debt. The Commonwealth is authorized to issue three types of direct debt — general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

Statutory Limit on Direct Debt. Since December 1989 state finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. For fiscal 2012, the debt limit was $18.944 billion under the statute in place during fiscal 2012. In August 2012, state finance law was amended, effective January 1, 2013, to specify that the debt limit be calculated for fiscal years starting in fiscal 2013 using a fiscal 2012 base value of $17,070,000,000 and increasing the limit for each subsequent fiscal year to 105% of the previous fiscal year’s limit. Based on this calculation, the statutory limit on “ direct” bonds during fiscal 2014 is $18,819,675,000. On July 19, 2012, the Legislature enacted and sent to the Governor legislation that would repeal the statutory limit on debt service appropriations.

The debt limit law provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s Accelerated Bridge Program.

General Obligation Debt

As of June 30, 2013, the Commonwealth had approximately $19.1 billion in general obligation bonds outstanding, of which $15.3 billion, or approximately 80% was fixed rate debt and $3.8 billion, or 20%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $812.3 million of outstanding general obligation debt as of June 30, 2013. Other outstanding variable rate structures include the London Interbank Offered Rate (“LIBOR”) Index bonds, auction rate securities, SIFMA Index Bonds and consumer price index bonds. The variable rate demand bonds are generally supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. As of June 30, 2013, the Commonwealth had approximately $445.9 million of bonds in such a mode. Of the variable rate debt outstanding, the interest rates on $2.9 billion, or approximately 15% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.
Under State finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $853.0 million, or approximately 4.47% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.
As of June 30, 2013, the Commonwealth had outstanding approximately $139.3 million ($74.7 million principal and including a discount equal to $64.6 million) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.
The Commonwealth has issued general obligation bonds in the form of Build America Bonds (“BABs”). BABs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA” or the “Recovery Act”). Pursuant to ARRA, the Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. On March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment would be subject to a sequestration reduction of 8.7% through September 30, 2013 under the Budget Control Act of 2011. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of June 30, 2013, the Commonwealth had approximately $2.1 billion of BABs outstanding.
The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances special obligation bonds. In addition, as of June 30, 2013 the Commonwealth had liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its commercial paper program, the Commonwealth issues fixed-rate revenue anticipation notes (or “RANs”).

Special Obligation Debt

Commonwealth Transportation Fund. As of June 30, 2013, the Commonwealth had outstanding $296,395,000 of special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. In December, 2010, the trust agreement securing such bonds was closed to further issuance of debt.
The Commonwealth is also authorized to issue $1.875 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund (“CTF”) to fund a portion of the Commonwealth’s accelerated structurally-deficient bridge program (“CTF” Bonds). As of June 30, 2013, the Commonwealth had outstanding $988,605,000 of CTF Bonds.
A portion of the outstanding CTF Bonds were issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds (“RZEDBs”) (approximately $156.4 million). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. On March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment would be subject to a sequestration reduction of 8.7% through September 30, 2013 under the Budget Control Act of 2011. As of July 22, 2013, under current law, such payments received by the Commonwealth were required to be deposited in the General Fund and thus were not expected to secure the CTF Bonds. The Commonwealth has indicated that the Executive Office for Administration and Finance intends to seek legislative authority to provide that such payments will be pledged to secure the CTF Bonds.
Convention Center Fund. In June, 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding certain convention centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of June 30, 2013.

Federal Grant Anticipation Notes

Between 1998 and 2003, the Commonwealth issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel (“CA/T”) project, in anticipation of future federal reimbursements. Principal amortization of the notes began in fiscal 2006 and is slated to continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service would not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations. As of June 30, 2013, $349.1 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.
The Commonwealth is also authorized to issue an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. As of June 30, 2013, $100 million of such notes were outstanding.
The $100 million of junior-lien grant anticipation notes were issued as BABs, eligible for federal subsidy payments. As of March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment were expected to be subject to a sequestration reduction of 8.7% through September 30, 2013 under the Budget Control Act of 2011. As of July 22, 2013, under current law, such payments received by the Commonwealth were required to be deposited in the General Fund and thus do not secure the notes. The Commonwealth has indicated that the Executive Office for Administration and Finance intends to seek legislative authority to provide that such payments will be pledged to secure the notes.

Interest Rate Swaps

The Commonwealth has entered into interest rate swap agreements for the sole purpose of hedging changes in the interest rates on a portion of its outstanding variable rate bonds, predicated on the assumption that the interest on such bonds, combined with the cost of the associated interest rate swaps, would produce lower aggregate interest costs than fixed-rate bonds. As of July 22, 2013, approximately $2.9 billion of the Commonwealth’s outstanding variable-rate debt was synthetically fixed via floating-to-fixed interest rate swap hedge agreements.

Under the terms of these floating-to-fixed rate hedge agreements, the counterparties to the swaps are obligated to pay the Commonwealth an amount equal or approximately equal to the variable-rate payment on the related bonds or a payment based on a market index, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. The floating rate received by the Commonwealth from swap counterparties is used to offset the variable rate paid to bondholders. Only the net difference in interest payments is actually exchanged with the counterparty. The net payments made or received on these agreements are reported as part of interest expense in the Commonwealth’s basic financial statements. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders.

As of June 30, 2013, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements and were deemed effective hedges, as provided for in GASB Statement No. 53.
As of July 22, 2013, the bonds and related swap agreements had final maturities ranging from 2013 to 2037. The total notional value of approximately $2.9 billion effectively matches the par amount of the related variable-rate bonds. Under the swap agreements, the Commonwealth pays the relevant counterparties fixed rates ranging from 3.486% to 5.25% and receives variable-rate payments equal to or approximately equal to the amount of variable rate payments the Commonwealth pays on the related variable-rate refunding bonds or a payment based on a market index.
As of July 22, 2013, all of the Commonwealth’s counterparties were required to post collateral in certain circumstances. The Commonwealth was not required to post collateral under any of its existing swap agreements.
Prior to the bankruptcy filings by Lehman Brothers Holdings Inc. and its subsidiaries in September, 2008, the Commonwealth was a party to several interest rate swap agreements with Lehman Brothers affiliates. Following the bankruptcy filings, the Commonwealth terminated those agreements in October and November, 2008, made termination payments to Lehman Brothers Special Financing Inc. (“LBSF”) and entered into replacement swap agreements with other counterparties. In early 2010, LBSF notified the Commonwealth that it disagreed with the termination amounts that the Commonwealth had paid in 2008 and issued a subpoena related to the terminations. On June 13, 2012, LBSF issued a Derivative ADR Notice obligating the parties to submit to mandatory court-ordered mediation. The Derivative ADR Notice contains a settlement demand from LBSF in the amount of approximately $32.7 million, including approximately $13.9 million of interest and expenses. A formal mediation commenced on November 19, 2012, and concluded without resolution.

Liquidity Facilities

As of July 22, 2013, most of the Commonwealth’s outstanding variable rate debt consisted of variable rate demand bonds whose interest rates re-set daily or weekly through a remarketing process. Because these bonds offer a “put” or tender feature, they are supported by standby bond purchase agreements with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed.
As of July 22, 2013, the Commonwealth also had liquidity support for a $400 million commercial paper program under two series of commercial paper: Series I and J. Series I commercial paper is supported by a line of credit provided by TD Bank, N.A., which expires on February 17, 2015. Series J commercial paper is supported by a line of credit provided by The Bank of Nova Scotia which expires on February 17, 2014.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to the Massachusetts Department of Transportation (“MassDOT”), as successor to the Turnpike Authority, which are capped at $25 million annually and extend until the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s Central Artery/Ted Williams Tunnel Project (“CA/T”) to MassDOT. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to MassDOT, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and drinking water projects. Under state law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of July 22, 2013, most new loans made by the Trust bore interest at 2%. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s Clean Water Act program may not exceed $71 million, and the aggregate annual contract assistance payment for the Trust’s Safe Drinking Water Act program may not exceed $17 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its faith and credit are pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of June 30, 2013 the Trust had approximately $3.50 billion of bonds outstanding. Approximately 9.90 % of the Trust’s aggregate debt service is covered by Commonwealth contract assistance.
Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarifies the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Legislation approved by the Governor on August 7, 2012 increased this amount from $250 million to $325 million. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. Pursuant to this legislation, in April 2010, MassDevelopment issued $10 million of bond anticipation notes in anticipation of the issuance of bonds to finance certain public infrastructure costs at a development in Somerville, Massachusetts. Renewals of these notes are expected to be financed by special obligation bonds issued in 2014.
Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to be issued by MassDevelopment to finance the parkway will be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. In the event that the new state tax revenues generated from the new private development are less than the debt service cost on the bonds, the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, will be required to reimburse the Commonwealth for any such shortfall. The legislation provides that such payment obligations of the Corporation be secured by a general obligation pledge of the Corporation. As of December 31, 2012, approximately $28.1 million of such bonds were outstanding.
On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to “make” annual operating assistance payments to the Massachusetts Department of Transportation (“MassDOT”), as successor to the Turnpike Authority, which are capped at $25 million annually and extend until the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s CA/T Project to MassDOT. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to MassDOT, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.
Budgetary Contract Assistance Liabilities
Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. As of December 31, 2012, the Route 3 North Transportation Improvements Association had $5.52 million of lease revenue bonds outstanding, all of which were fixed-rate.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). MSBRC has renovated the building and subleased half of it back to the Commonwealth The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full-year costs include $7,076,954 per year of base rent and parking space rent. Parking space rent may be adjusted for fair market value every five years and was last adjusted in 2009. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements, has been escalating at 3% per year, and also the Commonwealth’s replacement reserve contribution has been calculated at 21¢ per rental square foot per year. As of June 30, 2013, MSBRC had approximately $162.9 million of such lease revenue bonds outstanding.
City of Chelsea Commonwealth Lease Revenue Bonds. In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. The bonds bore interest at a variable rate, and under two interest rate swap agreements that were entered into at the time with Lehman Brothers Special Financing, Inc. (“LBSF”), the Commonwealth is subject to mandatory court ordered mediation in connection with the termination of the swap. In April, 2012, LBHI issued a Derivative “ADR” Notice obligating the parties to submit to mandatory court ordered mediation. The Derivative ADR Notice contains a settlement demand from LBHI in the amount of approximately $16.5 million. A formal mediation process commenced on October 11, 2012 and concluded without resolution. Any obligation of the Commonwealth with respect to this termination does not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and is subject to appropriation by the Legislature.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.
Contingent Liabilities

MBTA. The Commonwealth is contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of June 30, 2013, the MBTA had approximately $388.8 million of such prior bonds outstanding. As of July 22, 2013, such bonds were scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $118 million to $87 million through fiscal 2015 and declining thereafter.
Massachusetts Development Finance Agency. The Massachusetts Development Finance Agency (“MassDevelopment”) is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued.
Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. As of June 30, 2013 the Steamship Authority had approximately $52.85 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.
University of Massachusetts Building Authority and Massachusetts State College Building Authority. As of June 30, 2013, the Massachusetts State College Building Authority had approximately $21.95 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. The University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and had approximately $129.5 million of Commonwealth-guaranteed debt outstanding as of June 30, 2013.
Massachusetts Housing Finance Agency (“MassHousing”). As of June 30, 2013, MassHousing had outstanding approximately $195.0 million of multi-family housing bonds secured by capital reserve funds. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to its requirement, the

Legislature may, but is not legally bound to, make an appropriation in such amount. As of July 22, 2013, no such appropriation had been necessary.
Regional Transit Authorities. The Commonwealth is required to pay any principal or interest on certain revenue anticipation notes issued by regional transit authorities if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of December 31, 2012, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $161.6 million.

Authorized But Unissued Debt

In 2008, the Legislature enacted a series of five-year bond authorizations to fund the Commonwealth’s Capital Investment Plan. To continue funding the plan, the Governor is expected to soon file bond authorization bills for investments in housing, energy and environment, state buildings, information technology, state military facilities, public safety, and grants to municipalities. In addition, the Governor is expected to file a bond authorization bill to fund the transportation investment plan that was released with his fiscal 2014 budget recommendations. Consistent with the current policies of the Executive Office for Administration and Finance, capital spending and subsequent debt issuance is expected to continue to be constrained by the debt affordability policy and the statutory debt limit, and will be published annually in the Capital Investment Plan.

Commonwealth Expenditures
Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth’s budget for fiscal 2014 is expected to provide $5.22 billion of state-funded local aid to municipalities. The fiscal 2014 budget is slated to provide for cities and towns to receive $920 million in unrestricted general government aid, with funding allocated to ensure a 2% increase in funding over the fiscal year 2013 levels to all municipalities.
Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2½ is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2½, as amended, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2012, the aggregate property tax levy grew from $3.347 billion to $12.5 billion, a compound annual growth rate of 4.34%.
Medicaid and the Health Connector
MassHealth. The Commonwealth’s Medicaid program, called MassHealth, generally receives 50% in federal reimbursement on most expenditures. Starting from fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the Children’s Health Insurance Program (“CHIP”).
The fiscal 2014 budget includes $12.105 billion for the MassHealth program. This is approximately 11.8% or $1.28 billion, higher than fiscal 2013 spending of $10.825 billion. MassHealth was able to make certain June 2013 payments that were previously scheduled to occur in fiscal 2014 as part of an annual cash management strategy. Making the payments in June instead of July alleviated a portion of the anticipated budget pressures at MassHealth in fiscal 2014. The fiscal 2014 budget assumes base caseload growth of 2.8% over fiscal 2013. However, MassHealth’s most recent re-forecast projects a 3.4% increase in enrollment in fiscal 2014 enrollment. Due primarily to this increase in enrollment, MassHealth is projecting a deficiency of approximately $50 to $100 million gross for fiscal 2014.
The growth in MassHealth’s fiscal 2014 budget is largely driven by the expansion of the eligible population due to the federal Affordable Care Act (“ACA”) beginning January 1, 2014. Under the ACA, all Massachusetts residents below 133% of the federal poverty level (“FPL”) will become eligible for a new MassHealth program if they are citizens or qualified aliens. The projected incremental cost of the ACA expansion population in the second half of fiscal 2014 is estimated to be $460 million, with projected revenues of $478 million. Projected revenues are higher than projected spending because some current members, as well as newly eligible members, are expected to be 75% to

100% federally reimbursable under ACA. The budget also supports several policies that aim to streamline current programs to promote alignment, access and administrative simplification in a post-ACA coverage environment at minimal cost to the Commonwealth. These policy investments total $11.1 million ($13 million net). The fiscal 2014 budget does not support funding for all of the ACA-related investments that the Governor proposed in his fiscal 2014 budget recommendation, including extending MassHealth coverage to the end of the month for members moving to the Health Connector to prevent gaps in coverage and continuing coverage for certain immigrants that will become ineligible for the Exchange.
The Commonwealth’s estimates suggest that 325,000 residents will become eligible for this new program, including 137,000 MassHealth members currently covered under other programs such as the Basic, Essential, and Insurance Partnership programs. The majority of the remaining 189,000 new members will transition from other state-subsidized health insurance programs including Commonwealth Care (106,000 members), the Health Safety Net (“HSN”) (36,000 members), and the Medical Security Program (“MSP”) (2,000 members), while the other 45,000 are new to state-subsidized health insurance. In addition to ACA implementation, the growth in the MassHealth budget is driven by enrollment increases for currently eligible individuals and a variety of investments in base hospital rates, payments to specialty hospitals, rates for managed care organizations (MCOs), partial restoration of dental benefits for adults, and operational capacity.
The fiscal 2014 budget supports hospital investments of $116.9 million ($58.5 million net) at MassHealth, comprised of $84.6 million ($42.3 million net) in budgetary resources and a transfer of $32.3 million from the Health Care Payment Reform Trust Fund, which is funded through gaming revenues. These investments include $51.4 million ($25.7 million net) for base hospital rate increases and increases tied to participation in alternative payment methodologies (“APMs”), $39.3 million ($19.7 million net) to increase inpatient and outpatient payment rates for Disproportionate Share Hospitals, and $23 million ($13.5 million net) for infrastructure capacity building grants for hospitals and community health centers and payments to specialty hospitals. The fiscal 2014 budget also includes $17.2 million ($8.6 million net) to provide adult dental benefits.
The Executive Office of Health and Human Services is coordinating a statewide effort to implement the federal health reform law and to actively pursue federal health reform grants and demonstration project opportunities to transform how health care is delivered, to expand access to health care and to support healthcare workforce training. As of July 22, 2013, the Commonwealth had been awarded more than $381 million in federal grant funds under the Affordable Care Act. Projects include transforming the Health Connector into an ACA-compliant, state-based health insurance exchange, developing and implementing a state-based risk adjustment program to achieve premium stabilization for the Massachusetts small and non-group market, executing a comprehensive outreach and education plan to inform stakeholders of the changes brought on by the ACA, planning for coverage for populations eligible for subsidized coverage through the exchange, working to improve the quality of care in Medicaid, developing an integrated care Dual Demonstration to improve health outcomes for individuals with both Medicare and Medicaid, enhancing the availability of community-based long-term care services and supports that help elders and persons with disabilities of all ages remain in their own homes and continuing work to design and implement a single integrated eligibility system for all individuals to determine their eligibility, in real time, for state and federal subsidies when applying for health insurance coverage. Also, Massachusetts was recently awarded an additional $44 million in federal funding to support the multi-payer transition away from fee-for-service payments towards alternative payment methodologies to promote better healthcare and better value for Massachusetts residents.
Commonwealth Health Insurance Connector Authority. The Commonwealth Health Insurance Connector Authority (“Health Connector”), among other things, administers the Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to minimally subsidized employer-sponsored insurance or other public coverage. Projected fiscal 2013 spending was $823.2 million for both the federally reimbursable and non-reimbursable populations in Commonwealth Care, the Patient Centered Medical Home Initiative, risk sharing, a small business wellness subsidy, and administrative costs. The Commonwealth has indicated that fiscal 2013 budget spending included $106.6 million to provide coverage for approximately 28,000 Commonwealth Care members who are not eligible for federal reimbursement. An additional $694.4 million covered enrollment of approximately 180,000 Commonwealth Care members who are eligible for federal reimbursement. Also included in the fiscal 2013 spending was $0.5 million to fund a program enacted in 2010 that permits the Health Connector to offer 15% premium rebates for certain small businesses that purchase coverage through Commonwealth Choice and set up wellness programs for their employees. In fiscal 2013 there was also a transfer of $30 million from the Commonwealth Care Trust Fund to support the Health Safety Net Trust Fund.

Commonwealth Care, the State Wrap and support for the Health Safety Net Trust Fund remain funded through the Commonwealth Care Trust Fund (“CCTF”) in fiscal 2014. The fiscal 2014 budget provides $340 million from the General Fund for both the current programs and the new State Wrap. The trust fund is supported by transfers from the General Fund and several dedicated revenue sources, including certain cigarette tax revenues and revenues generated as part of Massachusetts health care reform policies. The fiscal 2014 budget adds additional dedicated cigarette tax revenue and revenue assessed from employers that was formerly used for the Medical Security Plan.
The “fiscal 2014” cost of the State Wrap is estimated at $118.5 million. The federal Centers for Medicare and Medicaid Services (“CMS”) have indicated that a “50% federal match” may be available in fiscal 2014 for premium assistance payments for Non-AWSS State Wrap plan members, resulting in an estimated $21 million in revenue for the Commonwealth. The fiscal 2014 budget is slated to provide partial adult dental coverage for MassHealth members and for individuals with incomes below 133% FPL who are enrolled through the Health Connector. Coverage will be provided for all fillings.
As a result of ACA implementation, Health Connector program spending is expected to decrease by an estimated $249.9 million ($114.9 million net) in fiscal 2014 compared to the prior fiscal year. This reduction incorporates the transfer of an estimated 106,000 former Commonwealth Care members to MassHealth, the addition of an estimated 29,000 new members from the Health Safety Net, the provision of partial adult dental benefits to members 133% FPL and below, and the estimated cost of the State Wrap program for members 300% FPL and below.
Federal 1115 MassHealth Demonstration Waiver. The Commonwealth’s 1115 waiver was renewed on December 20, 2011 and extends through June 30, 2014. The $26.750 billion agreement, which represents a $5.690 billion increase over the previous waiver, preserves existing eligibility and benefit levels in the Medicaid and Commonwealth Care programs and includes more than $13.3 billion in revenue to the Commonwealth through federal financial participation. The waiver contains provisions for a smooth transition to full implementation of the ACA, and MassHealth submitted a waiver amendment to request to CMS on June 4, 2013 to codify required changes to waiver authorities under the ACA. The amendment request also included proposals for federal matching funds to support state health care programs such as the Health Connector’s State Wrap and certain programs authorized by legislation enacted in 2012.
The waiver also includes spending authority to support alternative payment models and integrated care through various programs such as the multi-payer Patient Centered Medical Home Initiative, a bundled payment pilot program for children with asthma, and Delivery System Transformation Initiative (“DSTI”) incentive payments to eligible safety net hospitals. The total amount of DSTI payments to these safety net providers over the three-year period is up to $628 million, of which up to $82.2 million is expected to be covered by state resources annually. Legislation approved in 2012 supported the establishment and full funding for the DSTI trust fund for fiscal 2012 and 2013, and MassHealth began implementation of the program at the end of fiscal 2012. These funds are expected to support safety net hospitals’ investments to fundamentally change the delivery of care, with the ultimate goal of transitioning away from fee-for-service payments toward alternative payment methodologies that reward high-quality, efficient and integrated care systems. The fiscal 2014 budget supports $94 million in DSTI payments to safety net hospitals with an additional $11 million funded by Cambridge Health Alliance through an Inter-Governmental Transfer (“IGT”) for a total of $105 million in fiscal 2014. This figure represents only half of the payments for the fiscal year; due to timing requirements, the remaining payments are expected to be made and budgeted in fiscal 2015.
Health Safety Net. The Health Safety Net (“HSN”) is funded primarily through assessments on hospitals and health insurance providers. The fiscal 2013 budget provided $420 million in dedicated resources for the HSN, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources, and a $30 million contribution from the General Fund. An HSN funding shortfall of $143 million was anticipated for fiscal 2013. The Governor’s fiscal 2014 budget proposal maintains the same funding amounts for HSN. The House fiscal 2014 budget also supports the $30 million General Fund contribution.
Medical Security Program. The Massachusetts Department of Unemployment Assistance, which provides health insurance assistance through the Medical Security Program (“MSP”), has projected spending of $26.8 million for the first half of fiscal 2014. The fiscal 2014 budget eliminates the Fair Share Contribution Program, which is the State’s quarterly assessment for employers that do not offer a “fair and reasonable” contribution to health insurance for their employees. The Fair Share Contribution policy around “fair and reasonable” was set forth in regulation and was a source of revenue for the CCTF. The fiscal 2014 budget also eliminates the Medical Security Program (“MSP”) effective January 1, 2014, streamlining the State’s subsidized coverage through MassHealth and the Health Connector. Lastly, in order to ensure employers are contributing their share to health care for residents, the budget creates a rebranded “employer responsibility contribution” for employers, starting in 2014, which helps finance the cost of subsidized health insurance for low-income residents at the Health Connector. This funding takes the place of an assessment on businesses for the MSP program known as the Unemployment Health Insurance Assessment or UHI. The employer medical assistance contribution is lower than the current UHI assessment, and it is designed to be more streamlined for both small and large businesses than the current Fair Share Contribution. The fiscal 2014 budget assumes that the new contribution to the Connector will be $94 million in fiscal 2014.
Health Care Cost Containment. In February 2013, the Legislature approved $2.95 million in funding in fiscal 2013 for the Executive Office of Health and Human Services (“EOHHS”) and the Department of Public Health (“DPH”) and the fiscal 2014 budget supports the continued implementation of these fiscal 2013 initiatives, and also includes additional investments under the 2012 legislation, including $22 million for MassHealth rate increases for hospitals that demonstrate use of alternative payment methodologies (“APM”) and $5.7 million for increased rates for critical access and pediatric specialty hospitals. These investments are offset by 50% FFP; a portion of the investment would be supported through a $20 million ($10 million net) transfer from the HPC’s Healthcare Payment Reform Trust Fund, the purpose of which is to foster innovation in health care payment and service delivery. In addition, the State Auditor’s Office is expected to receive $431,000 to support additional staffing and IT capacity to evaluate implementation of the 2012 legislation and impacts on controlling health care costs.

Other Health and Human Services

The Commonwealth provides funding to a number of state offices and agencies including the Office of Health Services, the Office of Children, Youth and Family Services, the Office of Disabilities and Community Sservices,the Department of Elder Affaire, the Department of Veteran’s Services and the Department of Transitional Assistance.
Through the Department of Transitional Assistance (“DTA”), the Commonwealth funds three major programs of public assistance for eligible State residents: Transitional Aid to Families with Dependent Children (“ TAFDC”); Emergency Aid to the Elderly, Disabled and Children (“EAEDC”); and the State Supplemental Program (“SSP”) for individuals enrolled in the federal Supplemental Security Income (“SSI”) program. In addition, DTA is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (“SNAP”, formerly the Food Stamp Program) and the State-funded Supplemental Nutrition Assistance (“SNA”) program, as well as other smaller programs that assist DTA clients with completing their education, gaining career skills and finding employment.
The SNAP program provides nutritional support to low-income households in the Commonwealth. On average, DTA issues more than $116 million in SNAP benefits each month. Since the beginning of fiscal 2002, the SNAP caseload in the Commonwealth has increased by more than 380%, while total DTA staffing levels have decreased by about one third. Between June 2009 and March 2011, due to its inability to timely meet statutory case recertification requirements and in order to avoid placing clients in jeopardy of losing their benefits, DTA did not close SNAP cases for which clients had complied with all recertification requirements, but for which DTA had not completed the recertification process. This resulted in over-issuances that USDA calculated to total $27.8 million. To prevent such a situation from recurring, DTA has reinstated automatic closure of all SNAP cases with expired recertification periods. Therefore, cases not recertified in a timely manner are being automatically closed. As of July 22, 2013, DTA was working with USDA to address its liability.
Federal welfare reform legislation enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with Dependent Children and replaced it with the Temporary Assistance For Needy Families (“TANF”) block grant. Since the inception of block grant funding, the Commonwealth has received $459.4 million annually. TANF is currently authorized through September 30, 2013 by a Congressional continuing resolution. Reauthorization of the TANF program is expected by October 1, 2013. In order to be eligible for the full block grant funding, the Commonwealth must meet maintenance-of-effort and work participation requirements.

Education

There are 328 school districts in the Commonwealth, serving over 950,000 students.
The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state universities and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education. State-supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely and all higher education institutions are able to retain tuition received from out-of-state students. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Public Safety
Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies.

In addition to expenditures for these twelve state public safety agencies, the Commonwealth provides funding for the departments of the 14 independently elected Sheriffs that operate 23 jails and correctional facilities. In fiscal 2010, all 14 Massachusetts state and county sheriffs were aligned under the State budgeting and finance laws. Prior to the transfer, the Commonwealth had seven sheriffs operating as state agencies under the State accounting and budgeting system and seven sheriffs operating as county entities. The sheriff departments have successfully transitioned onto the State budgeting and accounting system, and all sheriff employees have been placed on the State payroll. As of July 22, 2013, appropriations were established to support sheriff department operations for the balance of fiscal year 2013. Thus, as of July 22, 2013, all 14 sheriff departments were functioning as independent state agencies within the Executive Branch.

Employee Benefits

Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to more than 400,000 people, including active and retired state employees and their dependents, participating municipalities, and certain retired municipal teachers. State employee contributions are based on date of hire; employees hired on or before June 30, 2003 contribute 20% of total premium costs, and employees hired after June 30, 2003 pay 25% of premium costs. Similarly, State retiree contributions are based on retirement date, and are either 10, 15 or 20 percent. Fiscal 2013 spending at the GIC was $1.721 billion including active and retired state and municipal employees. During fiscal 2013 the GIC brought eleven municipalities into the program, adding 14,000 enrollees. The GIC provides the health insurance benefits for participating municipalities; the municipalities reimburse the State for their enrollees’ premium costs. The contribution ratio(s) for municipal enrollees is set through a collective bargaining process. Two additional municipalities are expected to join the GIC in fiscal 2014, adding approximately 2,000 GIC enrollees. As of July 1, 2014, the GIC is expected to provide health insurance to employees and retirees of 48 municipalities: 10 cities, 27 towns, seven regional school districts and four planning councils.
The fiscal 2014 budget is consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to account separately for spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The fiscal 2014 budget for the GIC, to fund health coverage for active employees, their dependents and municipal employees, both active and retired, that have joined the GIC for fiscal 2014 is $1.272 billion. The fiscal 2014 budget authorizes transfers of up to $420 million to the State Retiree Benefits Trust Fund (“SRBTF”) for the purpose of making expenditures for current retirees and their dependents.
The Group Insurance Commission (“GIC”) has begun implementation of the 2012 health care cost containment legislation, which is expected to accelerate changes to the way doctors, hospitals and other health care providers are paid for their services. Through this process the GIC aims to limit growth in premiums, avoid higher co-pays and deductibles and improve patient health. The GIC estimates it will save taxpayers hundreds of millions of dollars over five years with improved quality of care.
Pension. Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to state law by 105 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 103 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the State employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Retirement board members are required to complete 18 hours of training and to file annual statements of financial interest with the Public Employee Retirement Administration Commission (“PERAC”). Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the PRIM Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.
The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth.

The MSERS is a single-employer defined-benefit public employee retirement system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after ten years of creditable service. For members who joined the system prior to April 2, 2012 superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with ten years of service. Normal retirement for those employees who were system members before April 2, 2012 occurs at age 65; for certain hazardous duty and public safety positions, normal retirement is at age 55. Most members who joined the system after April 1, 2012 cannot retire prior to age 60.
The retirement systems’ funding policies have been established by Chapter 32 of the Massachusetts General Laws. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation.Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements generally provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three-year average annual rate of regular compensation. For employees hired after April 1, 2012, retirement allowances are calculated on the basis of the last five years or any five consecutive years, whichever is greater in terms of compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.
Boston teachers are not included in the membership data for the MTRS. Legislation approved in May 2010 changed the methodology for the Commonwealth’s funding of pension benefits paid to Boston teachers. Prior to this change, the Commonwealth reimbursed the City of Boston for pension benefits paid to Boston teachers as certified by the State Boston Retirement System (“SBRS”). Those costs were funded one fiscal year in arrears. The cost of pension benefits of the other participants of the SBRS is the responsibility of the City of Boston. The SBRS is a cost-sharing multiple-employer pension system that is not administered by the Commonwealth and is not part of the reporting entity of the Commonwealth for accounting purposes. The 2010 legislation clarified that the Commonwealth is responsible for all employer contributions and future benefit requirements for Boston teachers that are members of the SBRS. The Commonwealth’s actuarially required contribution to the SBRS was $90.4 million for fiscal 2012.

Subject to legislative approval, annual increases in cost-of-living allowances are provided in an amount equal to the lesser of 3% or the previous year’s percentage increase in the United States consumer price index on the first $13,000 of benefits for members of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. As of July 22, 2013, such unfunded liability was required to be amortized to zero by June 30, 2040. The law also requires that the Secretary of Administration and Finance file a proposed funding schedule with the legislature every three years identifying the appropriations or transfers required to amortize the unfunded liability to zero, to meet the normal cost of all future benefits for which the Commonwealth is obligated and to meet any other component of the Commonwealth’s pension liability. Previously designated amounts can be adjusted based on a new funding schedule so long as the adjustments represent an increase in the scheduled amounts for those years. The law requires the funding schedule submitted by the Secretary to be based on actuarial valuation reports and requires the Secretary to provide the actuarial, economic and demographic assumptions upon which the reports are based. The funding schedule is filed with the House Committee on Ways and Means and is deemed approved if no action is taken by the committee within 45 days.
As of July 22, 2013, the most recently approved pension funding schedule for payments into the Commonwealth’s Pension Liability Fund was filed by the Secretary of Administration and Finance on January 18, 2011. The Legislature adopted the specific funding amounts for fiscal 2012 to 2017 in an amendment to the General Laws enacted in 2011. The schedule is based on the valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an increase in the appropriation level of 5% per year in fiscal years 2013 and 2014 and 6% per year during fiscal years 2015 to 2017. The fiscal 2012 budget required that the pension funding amounts for fiscal 2012 through fiscal 2017 must be equal to or greater than the amounts for those years specified in the funding schedule filed in January 2011. The Commonwealth has indicated that the next triennial funding schedule is due to be filed by the Secretary of Administration and Finance on January 15, 2014.
Actuarial Valuations. On May 24, 2013, PERAC published the actuarial valuation for the MSERS as of January 1, 2013. The report determined the unfunded actuarial accrued liability for the MSERS to be approximately $9.068 billion. The total actuarial accrued liability as of January 1, 2013 was approximately $29.385 billion, and total assets were valued on an actuarial basis at approximately $20.317 billion.
Actuarial valuations during the 15 years prior to the January 1, 2013 valuation have used an investment return assumption of 8.25%. In keeping with PERAC’s recommendation in its 2012 report, the investment return assumption in the 2013 report was reduced to 8.00%. This change by itself increased MSERS plan liabilities by approximately $703 million. At the same time, other assumptions (relating to salary increases, rates of retirement, disability, turnover and mortality) were also revised, based on an experience study of the years 2006 through 2011. These revised assumptions (most notably lowered salary increase assumptions) decreased the active actuarial liability for the MSERS by approximately $541 million. As of July 22, 2013, the completed experience study and the January 1, 2013 actuarial valuation for the MTRS were scheduled to be released later in the year.
Salary increase assumptions are based on Group and years of service. The ultimate salary increase rate in the pre-2013 valuations is 4.5% for Groups 1 and 2, 5.0% for Groups 3 and 4, and 4.75% for teachers. The ultimate salary increase rate in the 2013 MSERS valuation is 4.0% for Groups 1 and 2 and 4.5% for Groups 3 and 4. The assumption is higher in early years of employment and grades down to the ultimate rate. The pre-2013 assumptions were based on PERAC’s Experience Study Analysis for the State Retirement System, published in 2007 and the Massachusetts Teachers’ Retirement System, published in 2008. A recent change to the Actuarial Standards of Practice, moving toward “fully generational” mortality, necessitated a change to the mortality assumption. For the 2012 valuation, mortality improvement for state employees was assumed to be an additional five years for retirees and ten years for active members, compared to the 2011 valuation. For teachers, liabilities were increased over the prior assumption by 1.25%. These changes increased the total Commonwealth actuarial liability by approximately 1.1%. The adoption of a “fully generational” mortality table (mortality improvement projected indefinitely) would have increased the actuarial liability by approximately 2.0%. The 2012 valuation also reflects the $1,000 increase in the level of pension income that is protected by cost-of-living adjustments (from $12,000 to $13,000) which was included in pension reform legislation passed in 2011. This change increased the actuarial liability by 0.4%.
The actuarial value of assets as of January 1, 2012 is 110% of the market value (the 110% limit has applied as of January 1, 2009, 2010, 2011 and 2012). The unfunded actuarial liability increased from $18.6 billion on January 1, 2011 to $23.6 billion on January 1, 2012. Approximately $1.0 billion of this increase is due to the change in the mortality assumption and an increase in the cost of living base to $13,000. The unfunded liability is expected to increase again as of January 1, 2013 as the remaining 2008 investment loss is recognized.
PERAC expects to provide five-year projections of the prospective funded status of the Commonwealth’s pension systems after the January 1, 2013 valuation is completed.
Other Post-Retirement Benefit Obligations (“OPEB”). The Commonwealth is required to provide certain health care and life insurance benefits (“other post-employment benefits” or “OPEB”) for retired employees of the Commonwealth and certain of its agenciesThe Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies. (Although the Commonwealth is required to pay pensions to retired municipal teachers, the Commonwealth has no OPEB obligations with respect to retired municipal teachers.)
The GIC manages the Commonwealth’s defined benefit OPEB plan as an agent multiple employer program including the Commonwealth and 370 municipalities and other non-governmental entities. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2009, Commonwealth participants contributed 0% to 20% of premium costs, depending on the date of hire and whether the participant is of active, retiree or survivor status. As of July 1, 2009, all active employees were required to pay an additional 5% of premium costs. The GIC had 156,160 state enrollees as of the end of fiscal 2013.
According to the actuarial valuation report released in October, 2012, the Commonwealth’s actuarial accrued OPEB liability, assuming no pre-funding and using a discount rate of 4.5%, was approximately $16.654 billion as of January 1, 2012. The 4.5% discount rate (which is the rate of return since the inception of the Massachusetts Municipal Depository Trust) is intended to approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term. Assuming pre-funding, the study estimated the Commonwealth’s liability to be approximately $12.510 billion using a discount rate of 6.4% and approximately $9.872 billion using a discount rate of 8.25%. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).
As the Commonwealth is not fully funding the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability increases or decreases each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability is reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2012, this net OPEB obligation as reflected on the Commonwealth’s statement of net assets was $3.446 billion.
The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the GIC, perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs. It should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.
The executive and legislative branches have been working to develop a short- and long- term strategy for addressing the Commonwealth’s OPEB liability. The SRBTF was created, and in fiscal 2008 spending for current retirees’ healthcare occurred from the fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The actuarial value of plan assets as of January 1, 2012 was approximately $360.5 million.
State finance law was amended in 2010 to require deposits, on an annual basis, to the SRBTF in the amount of 5% of any capital gains tax revenues transferred to the Stabilization Fund because they are in excess of the statutory capital gains threshold.
The fiscal 2012 budget included a requirement that, beginning in fiscal 2013, 10% of annual tobacco settlement payments received by the Commonwealth were to be transferred to the SRBTF, with the amount to be deposited to the SRBTF to increase by 10% increments annually thereafter until 100% of all payments are transferred to the SRBTF. The fiscal 2013 and fiscal 2014 budgets have adhered to this requirement, although the fiscal 2014 budget altered the funding sources. The projected fiscal 2013 and 2014 amounts to be deposited to the SRBTF, as a result of this provision, are $25 million and $50 million, respectively.

Commonwealth Capital Investment Plan

On October 8, 2012, the Governor released a five-year capital investment plan for fiscal 2013 through fiscal 2017, totaling over $16.7 billion. With the release of the plan the Governor announced that the bond cap is expected to be $1.875 billion for fiscal 2013, plus $93 million in unused bond cap from fiscal 2012 which has been carried forward to support spending in fiscal 2013. The bond cap for fiscal 2014 is projected to be $2 billion, and the bond cap for fiscal 2015 through fiscal 2017 is projected to be $2.125 billion. Future debt affordability analysis may show sufficient revenue growth to permit a higher bond cap in the out-years of the current five-year plan.

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistance payment obligations on certain capital lease financings. In addition, while the accelerated bridge program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels. However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new state revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by Mass Development and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base are excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be limited to the new state tax revenues generated from the private development supported by the infrastructure improvements financed by such bonds.

For the purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the Massachusetts Bay Transportation Authority, the Massachusetts School Building Authority and the Massachusetts Convention Center Authority.

The fiscal 2013 estimate was based on the adopted fiscal 2013 budget. For purposes of projecting budgeted revenue in future fiscal years, projected increases to budgeted revenues are the lesser of 3% or the actual compound annual growth rate over the last ten fiscal years. The compound annual growth rate in budgeted revenues from fiscal 2002 through fiscal 2012 was 4.32%. To be consistent with the debt affordability policy, a 3% compound growth rate was applied to fiscal 2013 revenues and to each year thereafter.
In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. The bond cap is expected to grow by $125 million annually from fiscal 2013 through fiscal 2015.
Commonwealth Revenues
In fiscal 2012, on a statutory basis, approximately 60.4% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 24.5% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.

State Taxes

The major components of state taxes are the income tax, which accounted for approximately 58.0% of the preliminary total tax revenues in fiscal 2013, the sales and use tax, which accounted for approximately 23.3%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which accounted for approximately 10.2%. Other tax and excise sources accounted for the remaining 8.5% of total fiscal 2013 tax revenues.
Tax Revenue Forecasting
On December 11, 2012, the Secretary of Administration and Finance and the House and Senate Ways and Means Committees conducted a hearing on state tax revenue estimates for fiscal 2014. The Commissioner of Revenue provided a forecast that fiscal 2014 tax revenue collections will be $22.150 billion to $22.467 billion, reflecting actual growth of 3.2% to 4.5% from the projected fiscal 2013 revenues, and baseline growth of 3.5% to 4.9% from fiscal 2013, which represents growth of $688 million to $977 million over projected fiscal 2013 revenues.
The Secretary of Administration and Finance and the Committees on Ways and Means also heard public testimony from economists and state budget experts from Northeastern University, the Massachusetts Taxpayers Foundation and the Beacon Hill Institute, who provided a range of forecasts for fiscal 2013 tax revenue collections, from $21.113 billion to $21.585 billion.
On January 14, 2013, a fiscal 2014 consensus tax revenue estimate of $22.334 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2014 consensus tax revenue estimate represents revenue growth of 3.9% actual from the revised fiscal 2013 estimate of $21.496 billion. The $22.334 billion figure includes off-budget transfers of $1.630 billion for pension funding, $799.3 million in dedicated sales tax receipts for the MBTA (as certified by the Comptroller on March 1, 2013), $703.6 million in dedicated sales tax receipts for the MSBA and $21.6 million for the Workforce Training Fund. The total amount of off-budget transfers is $3.155 billion. Accordingly, after taking into account the $37 million of capital gains tax revenue that exceeds the fiscal 2014 threshold and that must be deposited into the

Stabilization Fund, the Secretary and Committees agreed that $19.142 billion would be the maximum amount of tax revenue available for the fiscal 2014 budget and that they would base their respective budget recommendations on that number.
The Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means also agreed upon a potential gross state product (PGSP) estimate of 3.6% for calendar year 2014. The estimate of PGSP was developed through consultation with the Health Policy Commission, the Executive Office for Administration and Finance, the Department of Revenue, the House and Senate Ways and Means Committees and outside economists. The PGSP growth benchmark is to be used by the Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark.
Fiscal 2013 Tax Revenues
Fiscal 2013. Preliminary tax revenues for fiscal 2013, ended June 30, 2013, totaled approximately $22.123 billion, an increase of approximately $1.009 billion, or 4.8%, compared to fiscal 2012.
The tax revenue increase from fiscal 2012 to fiscal 2013 of approximately $1.009 billion is attributable, in large part, to an increase of approximately $403.1 million, or 23.6%, in income tax payments with returns and extensions, an increase of approximately $273.2 million, or 14.9%, in income cash estimated payments, an increase of approximately $248.3 million, or 2.5%, in withholding collections, and an increase of approximately $104.5 million, or 2.1%, in sales and use tax collections, which were partly offset by a decline of approximately $58.3 million, or 2.5%, in corporate and business collections. Fiscal 2013 tax collections were approximately $627.2 million above the revised benchmark for the fiscal 2013 tax revenue estimate of $21.496 billion. Tax revenues for the first ten months of fiscal 2013, ended June 30, 2013, totaled approximately $18.145 billion, an increase of approximately $941 million, or 5.5%, compared to the same period in fiscal 2012.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“ TANF”). The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2012 were approximately $8.0 billion and were projected to be $8.077 billion for fiscal 2013.
Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2012, departmental and other non-tax revenues were $2.921 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2012 included $474.1 million for Registry of Motor Vehicles fees, fines and assessments, $217.6 million from filing, registration and other fees paid to the Secretary of State’s office, $114.1 million in fees, fines and assessments charged by the court systems and $79.7 million in tuition remitted to schools of higher education. Fiscal 2013 departmental and other non-tax revenues were projected to be $3.293 billion.
Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1.128 billion, $1.003 billion, $989.7 million, $976.5 million and $1.075 billion in fiscal 2008 through 2012, respectively. Under state law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid.
The Lottery Commission’s operating revenues for fiscal 2012 were $1.075 billion. The result was a surplus of $63.7 million against the actual $1.011 billion budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $834 million in appropriations for local aid to cities and towns.
As enacted, the fiscal 2013 budget assumed total transfers from the Lottery of $1.027 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses and $840.2 million in appropriations for local aid to cities and towns, with the balance, if any to be transferred to the General Fund for the general activities of the Commonwealth.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%, which equals more than $8.962 billion through fiscal 2024, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the States due in April 2006, April 2007, April 2008, April 2009, April 2010 and April 2011. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.
Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund (“SRBTF”) for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the State employees retirement system for health care and other non-pension benefits for retired members of the system. In fiscal 2008 the Health Care Security Trust’s balance was transferred to the State Retiree Benefits Trust Fund. The fiscal 2010, 2011 and 2012 budgets transferred all payments received by the Commonwealth in fiscal 2010, 2011 and 2012 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund. The fiscal 2012 budget included a requirement that, beginning in fiscal 2013, 10% of the annual tobacco payments were to be transferred to the State Retiree Benefits Trust Fund. Pursuant to this requirement, in May 2013 the Comptroller transferred $25.3 million (10% of the $253.5 million in fiscal 2013 tobacco settlement proceeds) to the State Retiree Benefits Trust Fund, with the balance deposited in the General Fund. Pursuant to the fiscal 2012 legislation, the amount deposited to the State Retiree Benefits Trust Fund was to increase by 10% increments annually thereafter until 100% of all payments are transferred to that Fund. While the fiscal 2012 legislation required that 20% of fiscal 2014 tobacco settlement proceeds be transferred to the State Retiree Benefits Trust Fund, the fiscal 2014 budget, as approved by the Governor on July 12, 2013, includes provisions that change the funding source for this transfer, for fiscal 2014 only. Those provisions direct that all tobacco settlement proceeds be deposited in the General Fund, but that unspent debt service appropriations be transferred to the State Retiree Benefits Trust Fund, up to 20% of the value of fiscal 2014 tobacco settlement proceeds. In the event that unspent debt service appropriations are less than 20% of tobacco settlement proceeds, the provisions require that the difference between unspent debt service appropriations and 20% of tobacco settlement proceeds be transferred from tobacco settlement proceeds to the State Retiree Benefits Trust Fund. It is projected that approximately $50 million (equal to 20% of tobacco settlement proceeds) will be transferred to the State Retiree Benefits Trust Fund in fiscal 2014 as a result of these provisions.
Settlements and Judgments. The fiscal 2012 budget amended state finance law to provide that any one-time settlement or judgment amounting to $10 million or more is to be deposited in the Stabilization Fund rather than used as miscellaneous revenue for the current fiscal year. Upon receiving a joint certification from the Commissioner of Revenue and the Attorney General that a state agency is in receipt of a one-time settlement or judgment for the Commonwealth in excess of $10 million in any one fiscal year, the Comptroller is to transfer the proceeds of the settlement or judgment from the General Fund to the Stabilization Fund. Such transfers are made on a bi-monthly basis. In fiscal 2012, the Comptroller transferred $375.0 million received on account of settlements and judgments. Such settlement and judgment payments totaled $133.8 million during fiscal 2013. Approximately $55 million of that amount has been dedicated for the Smart Growth Housing Trust Fund ($4 million) and to reimburse the General Fund for the costs related to the investigation and response to the breach at the Hinton Drug Testing Laboratory ($30 million) and to replace revenue foregone during the August 2012 sales tax holiday ($21 million).
Gaming. On November 22, 2011 the Governor approved legislation that authorized the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent state gaming commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. Licensing fees collected by the commission are to be applied to a variety of one-time state and local purposes, and gaming revenues received by the Commonwealth are to be applied to a variety of ongoing expenses, including local aid and education, with stipulated percentages also to be deposited in the Stabilization Fund and applied to debt reduction. The legislation stipulates that initial licensing fees, which are to be set by the gaming commission, must be at least $85 million per casino (a “Category 1” license) and $25 million for the slot facility (a “Category 2” license).
Under the current published calendar of the Massachusetts Gaming Commission two Category 1 licenses and one Category 2 license are estimated to be awarded by June 30, 2014, generating $195 million in gaming licensing revenue that would be available to support state programs and services in fiscal 2014. However, the first $20 million of any gaming licensing revenue must be used to repay the Stabilization Fund for the “start-up costs” for the Commission. This leaves $175 million in licensing revenues to be distributed via the prescribed allocation under the gaming legislation. Approximately $83 million of that amount would be available for state budgetary purposes and is assumed in the Governor’s fiscal 2014 budget recommendations as well as the budget passed by the House of Representatives. The remaining amount would be dedicated to off-budget trust funds and would not be subject to appropriation.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November, 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the State governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”
Fiscal 2013 and Fiscal 2014
Fiscal 2013
Total spending in the fiscal 2013 budget approved by the Governor amounted to approximately $32.508 billion, after accounting for $31.7 million in veto overrides. Spending contemplated by the fiscal 2013 budget was approximately $1.225 billion, or 3.93%, greater than fiscal 2012 estimated spending levels at the time of the signing of the budget.
The original fiscal 2013 budget assumed tax revenues of $22.032 billion, which reflected the fiscal 2013 consensus tax estimate of $21.950 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (an additional $45.9 million) and enhanced tax enforcement initiatives (an additional $36.3 million). The Executive Office for Administration and Finance had assumed a reduction of $21 million in revenues attributable to the two-day sales tax holiday that occurred on August 11-12, 2012, for a total revenue estimate of $22.011 billion. Legislation approved by the Governor on August 7, 2012 requires that the cost of the sales tax holiday be defrayed by one-time settlement funds that are expected to be received in fiscal 2013. That legislation also redirects $4 million of one-time settlements that would otherwise go to the Stabilization Fund to the Smart Growth Housing Trust Fund. Approximately $1.1 billion of the $22.011 billion tax estimate is assumed to be generated from taxes on capital gains. Under state finance law, $100 million of the projected capital gains tax revenue will be required to be deposited into the Stabilization Fund ($90 million after accounting for the required transfers of this capital gains tax revenue to the Commonwealth’s Pension Liability Fund and State Retiree Benefits Trust Fund) and will not be available for budgetary purposes.
On July 2, 2013, the Governor returned the legislation to the Legislature with an amendment that would offset the amount of revenue lost from the scheduled discontinuance of the western turnpike tolls in calendar 2017 with an increase in the gas tax. The provision would only be triggered if and to the extent the toll revenues are reduced. The annual revenue loss, should the western turnpike tolls come down in calendar 2017, is estimated to be

$135 million. On July 18, 2013 the Legislature rejected the Governor’s proposed amendment by more than a two- thirds vote in each house and returned essentially the same bill to the Governor. On July 19, 2013 the Governor vetoed the bill. On July 24, 2013 the Legislature overrode the Governor’s veto. These new tax provisions, assuming an effective date of July 1, 2013 and no implementation delays, had been expected to raise $439.6 million in fiscal 2014. With the bill becoming law on July 24, 2013, the Department of Revenue estimates that approximately $395 million is expected to be generated by these new tax provisions in fiscal 2014.
On October 15, the Secretary for Administration and Finance certified that projected operating revenues (tax and non-tax) remained sufficient to support projected expenses for fiscal 2013. He noted that while tax receipts, at the time of the certification, were $95 million below budgeted estimates, it was premature to conclude that tax revenues would end the year below the budgeted estimate or to estimate the extent of any such shortfall that might occur. The Secretary also noted, however, that there were a number of risks to tax revenues meeting the budgeted estimate for the fiscal year, including slower-than-projected economic growth, a potential automatic reduction in the State’s income tax rate and the potential failure of the federal government to address the so-called “fiscal cliff.” Accordingly, the Secretary announced the immediate implementation of spending and hiring controls, and he launched contingency planning measures in the event a downward revision of the fiscal 2013 tax revenue estimate and corresponding budget reductions might become necessary.
The Commonwealth has indicated that approximately $417.1 million of the line item vetoes ($240 million to transportation line items and $177.1 million to unrestricted general government aid) was to ensure that the budget would be in balance in light of the then-unresolved status of the transportation finance legislation, which raises revenue to support transportation and other budget needs. The Governor’s vetoes of those line items were overridden by the Legislature on July 24, 2013, the same day that the Legislature overrode the Governor’s veto of the transportation finance bill.
The total budgetary exposure created by the then-unresolved status of the transportation finance legislation was $439.6 million. The remaining $22.5 million exposure after accounting for vetoes is solved due to an adjustment to the Massachusetts School Building Authority transfer, which would otherwise receive a portion of the sales tax on computer systems design services and on the modification of prewritten software, a provision that is included in the transportation finance legislation. The Governor also amended an outside section in the budget to expand the “bottle bill” to include bottled water and non-carbonated soft drinks, which would generate an estimated $22 million in fiscal 2014. This additional revenue when combined with the $18.3 million in non-transportation and unrestricted general government aid vetoes would provide sufficient resources to support the $40 million fiscal 2014 supplemental budget legislation, which was filed by the Governor on the same day he approved the budget.
The budget assumes tax revenues of $22.891 billion, reflecting the fiscal 2014 consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $35 million), and the Amazon agreement (additional $36.7 million), as well as approximately $439.6 million in tax revenues included in the transportation finance legislation enacted on July 24, 2013. The Commonwealth has indicated that approximately $1.060 billion of the $22.891 billion tax estimate is assumed to be generated from taxes on capital gains. The Commonwealth has indicated that approximately $37 million of that amount will be deposited into the Stabilization Fund and will not be available for budgetary purposes pursuant to the certification released by the Department of Revenue on December 28, 2012, that established a fiscal 2014 capital gains threshold of $1.023 billion.
On December 4, 2012 the Governor filed legislation containing proposed solutions to the projected $540 million tax revenue shortfall, including $225 million in spending reductions across executive branch agencies. As part of the $225 million in executive branch cuts, which resulted in $157 million in net budgetary savings after accounting for reduced federal revenues resulting from the spending cuts, the Governor directed agencies to reduce personnel positions to achieve an additional $20 million in savings. In addition, the Governor sought expanded 9C authority to make $25 million in spending reductions in non-executive branch agencies, including the Legislature, other constitutional officers, the judiciary, sheriffs and district attorneys. The legislation also included a 1% across-the-board reduction to unrestricted local aid, for total savings of $9 million. The legislation included a proposal that if lottery profits exceeded the $1.026 billion amount budgeted in fiscal 2013, all such excess proceeds would be committed to increasing the amount of unrestricted local aid. The Governor’s plan also proposed to use an additional $200 million from the Stabilization Fund, bringing the total amount that would be used in fiscal 2013 from $350 million to $550 million. This represents a $51.1 million net withdrawal in fiscal 2013 after factoring in statutorily required deposits that have been made or are expected to be made (including settlements and judgments in excess of $10 million and capital gains revenues in excess of the fiscal 2013 threshold). The Governor’s plan also assumed the use of $20 million of savings (in the aggregate) in debt service and savings from the Health Connector Authority attributed to a successful re-procurement for Commonwealth Care to help address the tax revenue shortfall. Current revenue estimates assume that total state sales tax revenues that are transferred to the Massachusetts School Building Authority will total $682.3 million, which is $20 million less than the $702.3 million assumption after enactment of the fiscal 2013 budget (adjusted for the August, 2012 sales tax holiday). Additional federal revenues in the amount of $98 million and $11 million from certain reserve fund surpluses are also helping to address the balance of the revenue shortfall.
On January 12, 2013, the Governor filed legislation that included items that he filed on November 1, 2012 to address costs related to the breach at the Hinton drug testing laboratory, as well as reductions and other actions filed on December 4, 2012, that are designed to address the projected tax revenue shortfall announced in December and then reflected in the revised fiscal 2013 revenue estimate. The legislation filed on January 12, 2013 also included approximately $94 million in supplemental funding, the majority of which were items originally filed for in the December 4, 2012 legislation, such as $44.3 million for family homeless services, $25 million for public counsel services provided by the Committee for Public Counsel Services, $11 million for the continued operation of the Fernald Campus in Waltham, $5 million for judgments and settlements which must be paid by the State, $3 million for the costs to implement the recent health care cost control legislation, $3 million for state agency costs in response to the Hurricane Sandy storm in October and $2.5 million for tuition waivers for National Guard members. In addition to these items, the legislation filed on January 12, 2013 also included approximately $1 million to support spring semester fee waivers for students previously or currently involved in the State’s foster care system. The Executive Office for Administration and Finance projects that there will be sufficient budgetary resources to support this funding.
On February 15, 2013 the Governor approved supplemental budget legislation that was largely consistent with the legislation he filed on January 12, 2013 and that contained approximately $145 million in supplemental appropriations, including a $30 million reserve for costs associated with investigating and responding to the breach at the Hinton drug testing laboratory. The legislation also included many of the provisions filed by the Governor that would be needed to address the projected tax revenue shortfall, including expanded 9C authority to make $25 million in spending reductions in non-executive branch agencies, including the Legislature, other constitutional officers, the judiciary, sheriffs and district attorneys. The legislation also included authorization to withdraw an additional $200 million from the Stabilization Fund. The legislation omitted provisions that would have solved $19.7 million of the projected tax revenue shortfall for fiscal 2013, including a proposed 1% across-the-board reduction to unrestricted local aid, for total savings of $9 million.
On March 1, 2013 sequestration took effect under the federal Budget Control Act of 2011, as amended by the American Taxpayer Relief Act of 2013, and the President issued an order canceling $85.3 billion in federal budgetary resources for the remainder of federal fiscal 2013 (which ends on September 30, 2013). Federal agencies are implementing the final across-the-board percentage reductions required for federal fiscal 2013 spending. While most of these affect federal employees and federal contracts, the Executive Office for Administration and Finance is working with state agencies to assess the potential impact of the sequestration on their programs and services and to develop implementation plans to address the reduced level of federal funding. The Secretary of Administration and Finance has established a “Sequestration Impact Task Force” comprised of industry and economic experts that has convened to assess the likely longer-term economic impact of sequestration on Massachusetts and any associated effects on state revenues, safety net caseloads and other state programs and services.
On April 18, 2013 the Governor approved supplemental budget legislation containing $6.5 million in supplemental appropriations to cover the costs related to the tragic events on Patriots Day, including $1.5 million to allow the timely payment of National Guard expenses and $5 million for a reserve to be used, upon request of the Secretary of Administration and Finance, to address other costs incurred in response to the Patriots Day event.
On May 3, 2013, the Governor filed legislation requesting new supplemental appropriations totaling $119.3 million ($107.5 million after accounting for off-setting revenues), including $55.6 million to fund costs for snow and ice removal on Department of Conservation and Recreation and non-toll MassDOT roads, $18.2 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases, $10 million for the summer jobs program, $12 million to provide funding for the special election to fill the vacancy for the United States Senate (primaries and final election) as well as other special elections currently being held in the spring of 2012, and $11.6 million to support the addition of two new municipal members to the Group Insurance Commission. The new municipal members will contribute $11.6 million to the Commonwealth to cover their fiscal 2013 costs.
On July 11, 2013 the Governor approved supplemental budget legislation containing approximately $126.1 million in supplemental appropriations. The supplemental appropriations included $55.6 million to fund costs for snow and ice removal on Department of Conservation and Recreation and non-toll MassDOT roads, $18.2 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases, $13.6 million to provide funding for the special election to fill the vacancy for the United States Senate (primaries and final election) and $10 million for the summer jobs program.
Fiscal 2014
On June 26, 2013, the Legislature enacted transportation finance legislation projected to raise $805 million in additional annual resources for transportation by fiscal 2018. The Commonwealth has indicated that the $805 million would be generated by increasing the motor fuels tax by 3¢ and indexing it to the rate of inflation ($157 million), mandating a combination of reforms, efficiencies and increases in fares, fees and tolls at MassDOT and the MBTA ($354 million), shifting motor sales tax collections currently dedicated to the General Fund to the Commonwealth Transportation Fund while also redirecting the 0.385% of regular and meals sales tax that is currently dedicated to the Commonwealth Transportation Fund to the General Fund ($170 million), dedicating the revenue from the existing underground storage tank fee to transportation ($84 million) and requiring a transfer from the General Fund ($40 million).
The transportation finance legislation enacted by the Legislature also includes a number of other tax-related items that the Legislature does not specifically dedicate for transportation purposes, and may be available for other budgetary purposes. These other tax-related items total $460 million (projected fiscal 2018 values) and include increasing the excise tax on tobacco products ($186 million), applying the sales tax to computer systems design services and to the modification of prewritten software ($181 million) and making certain changes to the corporate excise tax ($93 million). However, after accounting for the motor vehicles, regular and meals sales tax revenue shift as well as the $40 million General Fund subsidy, only approximately $166 million of additional resources would be available for non-transportation purposes in fiscal 2018.
On July 2, 2013, the Governor returned the legislation to the Legislature with an amendment that would offset the amount of revenue lost from the scheduled discontinuance of the western turnpike tolls in calendar 2017 with an increase in the gas tax. The provision would only be triggered if and to the extent the toll revenues are reduced. The revenue loss should the western turnpike tolls come down in calendar 2017 is estimated to be $135 million. On July 18, 2013 the Legislature rejected the Governor’s proposed amendment by more than a two-thirds vote in each house and returned essentially the same bill to the Governor. On July 19, 2013 the Governor vetoed the bill. The Legislature was expected to consider the veto during the week of July 22, 2013.
The fiscal 2014 budget was enacted by the Legislature on July 1, 2013 and approved by the Governor on July 12, 2013 with certain line item vetoes. A $4.075 billion interim budget for the first 30 days of fiscal 2014 was enacted by the Legislature and approved by the Governor on June 21, 2013. Total spending in the fiscal 2014 budget approved by the Governor amounts to approximately $33.667 billion, after accounting for $435.4 million in vetoes and accompanying fiscal 2014 legislation proposed by the Governor that included $40.0 million in supplemental appropriations. The fiscal 2014 budget is approximately $1.132 billion, or 3.5%, greater than fiscal 2013 estimated spending. The fiscal 2014 budget also provides that $85 million of a potential fiscal 2013 surplus is to go to the Massachusetts Community Preservation Trust Fund ($25 million), to the Massachusetts Life Sciences Investment Fund ($19.5 million), to the Housing Stabilization Trust Fund ($10 million), to the Department of Early Education and Care ($11.5 million), to private human and social services providing for a one-time rate reserve payment ($11.5 million) and to the Social Innovation Financing Trust Fund ($7.5 million).
The Commonwealth has indicated that approximately $417.1 million of the line item vetoes ($240 million to transportation line items and $177.1 million to unrestricted general government aid) is to ensure that the budget is in balance in light of the currently unresolved status of the transportation finance legislation, which raises revenue to support transportation and other budget needs. The total budgetary exposure created by the unresolved status of the transportation finance legislation is $439.6 million. The remaining $22.5 million exposure after accounting for vetoes is solved due to an adjustment to the Massachusetts School Building Authority transfer, which would otherwise receive a portion of the sales tax on computer systems design services and on the modification of prewritten software, a provision that is included in the pending transportation finance legislation. The Governor also amended an outside section in the budget to expand the “bottle bill” to include bottled water and non-carbonated soft drinks, which would generate an estimated $22 million in fiscal 2014. This additional revenue when combined with the $18.3 million in non-transportation and unrestricted general government aid vetoes would provide sufficient resources to support the $40 million fiscal 2014 supplemental budget legislation, which was filed by the Governor on the same day he approved the budget.

The budget assumes tax revenues of $22.452 billion, reflecting the fiscal 2014 consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $35 million), and the Amazon agreement (additional $36.7 million). Approximately $1.060 billion of the $22.452 billion tax estimate is assumed to be generated from taxes on capital gains. Approximately $37 million of that amount will be deposited into the Stabilization Fund and will not be available for budgetary purposes pursuant to the certification released by the Department of Revenue on December 28, 2012, that established a fiscal year 2014 capital gains threshold of $1.023 billion.
The fiscal 2014 budget relies on $696 million in one-time resources to support recurring spending, down from the fiscal 2013 assumption of $920 million. Among the one-time resources assumed as part of the fiscal 2014 budget is a $350 million withdrawal from the Stabilization Fund, using debt service reversions instead of tobacco settlement proceeds to fund the scheduled fiscal 2014 OPEB fund deposit ($51 million) and redirecting $35 million in projected one-time tax settlements and judgments to the General Fund that would otherwise be statutorily required to be deposited to the Stabilization Fund. The net withdrawal, after accounting for projected deposits of capital gain revenues and tax settlements, is $207 million. The fiscal 2014 Stabilization Fund ending balance, based on fiscal 2013 year-to-date deposits and withdrawals and those assumed in the fiscal 2014 budget, is projected to be $1.395 billion.
On the same day that he signed the fiscal 2014 budget, the Governor also filed fiscal 2014 supplemental budget legislation requesting funding of $40.0 million, including $21.8 million to fund core information technology costs to support services provided to residents and business, $7 million for higher education scholarships, $3 million for recycling programs at the Department of Environmental Protection and $5.7 million to fund the increased salary costs in the courts’ budgets associated with judicial salary increases.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. The Commonwealth does not engage in inter-fund borrowing. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All revenue anticipation notes, including those issued as commercial paper, must be repaid by the end of the fiscal year. As of July 22, 2013, the state had liquidity support for a $400 million tax-exempt commercial paper program for general obligation notes. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.
Legislation approved by the Governor on July 27, 2012 provides for monthly rather than quarterly distributions of local aid, beginning in fiscal 2014. The legislation also requires the Secretary of Administration and Finance, in consultation with the State Treasurer, to study the feasibility of short-term borrowing by the State Treasurer from the Commonwealth Stabilization Fund in order to avoid or minimize the Commonwealth’s issuance of revenue anticipation notes. The Secretary is required to submit a report to the Legislature by January 1, 2013.
The Commonwealth ended fiscal 2012 with a non-segregated cash balance of approximately $2.096 billion. As of July 22, 2013, the most recent cash flow statement projected a fiscal 2013 ending balance of approximately $2,129.4 billion.
The fiscal 2013 cash flow statement is based upon the fiscal 2013 budget approved on July 8, 2012, together with all supplemental appropriations filed, enacted or anticipated, and includes all prior appropriations continued into fiscal 2013. The budget assumes tax revenues of $22.011 billion. Fiscal 2013 projections were based on actual spending and revenue through January 2013, and estimates for the remainder of the fiscal year. Fiscal 2014 projections are based on the Governor’s budget recommendations. It is included on the basis of historical precedent in order to provide a starting point for the analysis of the Commonwealth’s fiscal 2014 cash needs. The usage of the Governor’s budget recommendations does not constitute the State Treasurer’s endorsement of the proposals. Quarterly cash flow statements, as submitted by the State Treasurer to the House and Senate Committees on Ways and Means, are posted on the cash management page of the State Treasurer’s website.
Commonwealth cash deposits are held in insured or collateralized bank accounts and with the Massachusetts Municipal Depository Trust (“MMDT”), the Commonwealth’s investment pool for governmental entities.
MMDT is comprised of two portfolios, professionally managed by Federated Investors, Inc, the Cash Portfolio and the Short Term Bond Fund. The Cash Portfolio investments are carried at amortized cost, which approximates fair value and the Short Term Bond Fund investments are carried at fair value.

The Cash Portfolio invests in a diversified portfolio of high quality United States dollar-denominated money market instruments (eligible under Rule 2a-7 of the Securities and Exchange Commission) of domestic and foreign issuers, United States government securities and repurchase agreements. As of June 30, 2013, the Cash Portfolio holdings were made up of commercial paper and notes (44.4%), variable rate instruments (14.2%), repurchase agreements (13.6%) and bank instruments (27.8%). As of June 30, 2013, the Cash Portfolio’s weighted average life was 79 days, and the weighted average maturity was 56 days.
The Short Term Bond Fund invests in a diversified portfolio of investment grade debt securities. As of May 31, 2013, the Short Term Bond Fund holdings were made up of U.S. Treasury securities (29.7%), financial institutions — banking (14.4%), auto receivable ABS (6.5%), credit card ABS (5.6%), FNMA Agency (5.1%), FNMA MBS (3.8%), commercial MBS (3.6%), FHLMC MBS (3.1%), FHLMC Agency (2.5%) and utility — electric (2.4%). As of May 31, 2013, the fund’s weighted average effective duration was 2.50 years, and the weighted average effective maturity was 2.76 years.
The Commonwealth’s five-year capital investment plan, which is reviewed annually, calls for fiscal 2013 bond issuances of approximately $2.060 billion, which includes $1.968 billion in bond cap (including unspent bond cap from fiscal 2012), and $92.0 million for project finance spending. For cash flow needs for fiscal 2013, the Treasurer’s office issued $1.2 billion in revenue anticipation notes on October 3, 2012. The notes were repaid on April 25, 2013 ($600 million) and May 23, 2013 ($600 million). Fiscal 2014 bond issuance is expected to total approximately $3.042 billion, which includes $2.0 billion in bond cap, $330.0 million in unused bond cap from fiscal year 2013, $560.5 million of borrowing for the Accelerated Bridge Program and $151.9 million for project-finance spending. For cash flow needs for fiscal 2014, the State Treasurer expects to issue $1.0 billion in revenue anticipation notes in September 2013 with repayment expected in the final quarter of fiscal 2014.
The next cash flow statement is expected to be released on or about August 31, 2013.

Legal Matters

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of July 22, 2013, in the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential financial plan resources available. A compilation of the legal proceedings against the Commonwealth can be found in the Commonwealth’s Information Statement, dated July 22, 2013 (prepared in connection with the issuance of general obligation bonds in Massachusetts) at http://emma.msrb.org/.

* * * * *
Additional Considerations
Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX 4

Economic and Financial Conditions in Michigan
The following information is a brief summary of factors affecting the economy of the State of Michigan (the “State” or “Michigan”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Multi-State Trust has not independently verified this information. Further information with respect to the State’s financial position and certain litigation which may have an impact on the State’s finances may be obtained by a review of the State’s Annual Financial Report, which is available from the State’s Office of the State Budget at its website: www.michigan.gov/budget, and from a review of the Official Statements prepared by the State or its agencies in connection with debt offerings which are normally filed with one or more of the nationally recognized Municipal Securities Information Repositories.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven moderately successful. The share of manufacturing employment in the State, particularly in the durable goods sector, has fallen substantially and the service sector now represents the large majority of the State’s economy, though much of the service sector remains closely tied to the manufacturing sector. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. For over the last six years, the unemployment rate in the State has been higher than the national average. During 2012, the average monthly unemployment rate in the State was 9.1% compared to a national average of 8.1%, and has continued at a rate above the national average. In May 2013, the unemployment rate in the State was 8.4% and has continued to improve over the last several months, compared to a national average of 7.6%.
The State’s economy continues to be affected by changes in the auto industry, including the bankruptcy filings by Chrysler, General Motors and several auto company suppliers in 2009, all headquartered in Michigan and elsewhere in the manufacturing sector resulting from competitive pressures, productivity increases, overcapacity, especially in light of the dramatic decrease in new motor vehicle sales which occurred in 2009, labor disputes, national and international events affecting energy prices and the national economic recession. Such factors adversely affected State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe. With the auto industry and domestic manufacturing growing, revenues of the State have improved significantly. These bankruptcy filings have helped right size the industry, which is now growing again.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. State revenues subject to the limit in recent years have not exceeded the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion effective for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.
The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State Constitution also directs or restricts the use of certain revenues.
The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. Just over 50% of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the fiscal years 2001 through 2004 with its General Fund in balance and a positive fund balance in the Budget Stabilization Fund in all but 2003. The State is still emerging from the economic slow-down which began nationally in 2000-01, which has resulted in reductions in anticipated State revenues. The State’s economic recovery had been slower than that of the national economy, although over the last year that trend has changed. As a result, since November of 2001, the State has been forced to take a variety of measures to balance its General Fund and School Aid Fund budgets each year. These have included actions occurring during the process of adopting budgets prior to the commencement of each fiscal year, and actions taken during the course of the year when revenues have fallen short of original projections. The actions taken have included some revenue enhancements and a larger number of expenditure cuts, as well as some one-time measures, including use of the State’s Budget Stabilization Fund, accounting adjustments, securitization and changing the timing of revenue receipts. In 2011-2012, one time measures were not needed and the State’s budget was in balance again.
The State 2012-13 fiscal year is expected to close with a surplus in the General Fund estimated to be $622,500,000 and a surplus estimated to be $175,433,000 in the School Aid Fund, and $505,100,000 million in the Budget Stabilization Fund. The Legislature has completed action on the 2013-14 fiscal year School Aid Fund budget and general fund budget. The 2013-14 enacted budget included target appropriation increases and a deposit into the budget stabilization fund. Further information on the enacted budget can be found at www.michigan.gov/budget.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the State makes required contributions, except the Military Retirement Plan (“MRP”). These benefits are funded on a pay-as-you-go basis.
The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State was required to adopt the standards set forth in GASB Statement No. 45 for the first time for its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State. This actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the State and summarized in the table below may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.
The following table sets forth the unfunded actuarial accrued liability (“UAAL”) for the Judges Retirement System (“JRS”), State Police Retirement System (“SPRS”), the State Employee Retirement System (“SERS”) and the Legislative Retirement System (“LRS”). The State has not obtained an annual actuarial evaluation of OPEB costs with respect to MRP and LRS. Although the State administers the Michigan Public School Employees Retirement System (“MPSERS”), the State is not obligated to make contributions to that plan. The Legislature determines the scope of OPEB for MPSERs beneficiaries and the employers participating in the pool make contributions on a pay-as-you-go basis. The UAAL as of September 30, 2011 for MPSERS was over $27 billion or 282.8% of covered payroll.

State Retirement Systems
Other Post-Employment Benefits
Unfunded Accrued Actuarial Liability
(Dollar Amounts in Thousands)

Health Plan	Valuation Date Sept. 30,	Unfunded Actuarial Accrued Liability (UAAL)	UAAL as a % of Covered Payroll
JRS	2012	$ 8,500	137.5%
SPRS	2011	947,700	902.0%

Health Plan	Valuation Date Sept. 30,	Unfunded Actuarial Accrued Liability (UAAL)	UAAL as a % of Covered Payroll
SERS	2011	14,251,000	468.8%
LRS	2011	125,577	N/A*

*	LRS is a closed system with an almost non-existent active member payroll.

In 2005 the Michigan Supreme Court, in a case involving MPSERS, determined that the statute which provided health care benefits for retirees, did not establish a contract. Thus amendments to the statute did not violate the impairment of contract clauses of the Michigan and U.S. Constitutions. The Court also held that health care benefits are not protected by Article 9, Section 24 of the Michigan Constitution. The Court determined that Article 9, Section 24 protects “financial” benefits which are “accrued” benefits of the type that grow with years of service, and not benefits of a non-monetary, non-accrued nature such as health care benefits. The State has not determined what impact this decision could have on the ability of the State to modify or eliminate OPEB under SERS, SPRS, JRS and LRS and the State has not reviewed its contracts to determine if contractual obligations for some or all such OPEB exist or, if they exist, whether the State can modify or eliminate the OPEB therein without violating the impairment of contract clause of the Michigan and U.S. Constitutions.

Comprehensive Annual Financial Reports for the 2011-12 fiscal year of SERS, SPRS, MPSERS and JRS may be found at www.michigan.gov/ors. The Comprehensive Annual Financial Report for the 2010-11 fiscal year of LRS may be obtained from the Legislative Retirement System, P.O. Box 30014, Lansing, Michigan 48909; Telephone (517) 373-0573.
In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, were initially paid out of the Budget Stabilization Fund or the General Fund and currently are paid out of the School Aid Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.
State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. Certain local units in the State receive “revenue sharing payments” from the State from State-collected taxes. Other than portions of the State’s sales tax that are guaranteed to be paid to cities, villages, townships and school districts by the State’s Constitution, the State’s statutory revenue sharing payments to local units are subject to annual appropriations and may be reduced or delayed during any State fiscal year in which it is determined that actual revenues will be less than the revenue estimates on which appropriations were based. The State recently substantially revised the method for the distribution of revenue sharing payments. Overall all units receiving revenue sharing (cities, villages, townships and counties) will receive on average one-third less statutory revenue sharing. Further, statutory revenue sharing will be disbursed according to the Economic Vitality Incentive Program. This program requires municipalities to undertake certain actions to receive revenue sharing such as consolidating services, pension reform and providing public information. It cannot be predicted whether the State will continue to make revenue sharing payments to local units at current levels or what impact, if any, that any future reduction or deferment of State revenue sharing.
On March 15, 1994, the electors of the State voted to amend the State Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. From 1999 to 2004, the Legislature gradually reduced the State personal income tax from 4.4% to 3.9% and restored the rate to 4.35% as of October 1, 2007. On October 1, 2012, the tax rate was decreased to 4.25%. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.
On July 12, 2007, the Governor signed legislation creating the new Michigan Business Tax (“MBT”) which was in effect from 2008 thought 2011. The MBT, in general, had two weighted components: one at .08 percent times adjusted gross receipts after apportionment and the second at 4.95 percent times net profits after apportionment. There were two additional components for insurance companies and financial institutions. Public Act 145 of 2007 added an additional MBT surcharge of 21.99% of a taxpayer’s liability before credits.
TAs of January 1, 2012, the MBT was replaced by a new corporate income tax (“CIT”). The CIT has a 6 percent rate with income apportioned to Michigan based on sales other than for certain taxpayers that have elected to remain subject to the greater of their liability under the MBT or CIT in order to retain certain certificated credits. Corporations with apportioned sales of less than $350,000 will be exempt. There are also small business credits for corporations with less than $20 million in gross receipts and income less than $1.3 million. As the CIT is computed similarly to income base of the MBT, it should exclude exempt-interest dividends to the extent attributable to interest on Michigan municipal securities and on obligations of the United States.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, school district and social services, tax collection, commerce and court funding.

Currently, the State’s general obligation bonds have underlying ratings of Aa2 by Moody’s Investors Service, Inc., AA- by Standard & Poor’s and AA by Fitch Ratings.

APPENDIX 5

Economic and Financial Conditions in New Jersey
The following information is a brief summary of factors affecting the economy of the State of New Jersey (the “State” or “New Jersey”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2014” refers to the State’s fiscal year beginning July 1, 2013 and ending June 30, 2014.
The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The State Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund.
The State’s undesignated General Fund balance at year end for fiscal year 2010 was $794.2 million, for fiscal year 2011 was $864.1 million, and for fiscal year 2012 was $441.4 million. For fiscal years 2013 and 2014, the balance in the undesignated General Fund is estimated to be $373.8 and $300.0 million, respectively.
The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. The recommended appropriation for debt service on the State’s general obligation bonds is $343.9 million for Fiscal Year 2014. This assumes the application of available, uncommitted amounts and residual project balances held in general obligation bond funds and available bond premium from the sale of general obligation bonds in December 2009 to pay a portion of the debt service costs on general obligation bonds. The amount of authorized general obligation bonded indebtedness may not be increased without voter approval.
The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.
According to information released by the New Jersey Department of Labor and Workforce Development on March 18, 2013, payroll employment in 2012 averaged 1.3% higher than in 2011, which was the largest percentage gain since 2000. The 2012 increase in payroll employment in the State was 0.3 percentage points less than the national increase in payroll employment. The State’s increase ranked thirty-first among the fifty states, and third for the eleven states (the Northeast States plus Maryland and Delaware) lying north of the Potomac River.
The State’s level of payroll employment as of January 2013 was 3.935 million, which was 1.5% (+58,300) higher than the level of payroll employment as of January 2012. During the twelve month period ending in January 2013, jobs were created in professional and business services (+18,100), trade, transportation and utilities (+14,000), education and health (+13,200 jobs), the public sector (+7,200), leisure and hospitality services (+2,400), and manufacturing (+700), while jobs were lost in information services (-2,300) and construction (-1,200).
The State’s unemployment rate rose over the past year, increasing from 9.2% in January 2012 to 9.5% in January 2013. Employment gains by residents of the State have been more than offset by increases in the State’s workforce. The State’s labor force increased 1.8% from January 2012 to January 2013, substantially higher than the national gain of 0.8%. The increase in the State’s workforce may reflect the improved job situation in the State, as previously discouraged persons start or resume actively seeking employment.
According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated March 27, 2013, personal income for State residents rose 4.2% over the twelve month period ending in the fourth quarter of 2012. This increase in personal income was smaller than the 4.9% increase reported for the nation as a whole over the same period. Personal income earned by New Jersey residents in the fourth quarter was noticeably boosted by large payments of dividends and bonus payments disbursed to finance industry workers. According to the February 2013 New Jersey economic forecasts from IHS Global Insight and Moody’s Economy.com, growth in personal income for New Jersey residents is expected to continue through 2013 and 2014 at rates higher than those seen over the course of 2012.

New Jersey’s housing sector has started to recover, though levels of activity remain low. Nearly 18,000 permits were granted in 2012. While this is a low number by historic standards, it represented a very large increase of approximately 39% from 2011. The New Jersey Association of Realtors reports that home resales in the State in 2012 were 11.7% higher than in 2011. Growth in housing activity is anticipated to continue, as reduced prices, low mortgage rates, and higher rental costs have increased the attractiveness of homeownership. However, the significant number of foreclosed properties in the market will temper the recovery in the housing sector.
The auto sector has continued to improve, with new motor vehicle sales rising 8.7% in 2012 to their highest level since 2008.
Super Storm Sandy made landfall in New Jersey on October 29, 2012, resulting in widespread power outages and a temporary cessation in normal business activity throughout much of the State. The United States Commerce Department, Bureau of Economic Analysis, reported on January 31, 2013, that Super Storm Sandy is estimated to have resulted in $44.4 billion in damage to public and private property in the affected areas of the nation; other reports suggest that the overwhelming majority of this damage was in New York and New Jersey. This estimate does not include damage to personal possessions, any incremental cost of rebuilding, immediate losses to businesses from interruptions to activity, or costs incurred in the course of cleanup and restoration of activity. The United States Commerce Department, Bureau of Economic Analysis, in its March 27, 2013 personal income release, also estimates that interruptions to activity caused by Super Storm Sandy depressed wages paid in New Jersey in the fourth quarter of 2012 by 0.7%, or approximately $400 million (aggregate wages paid in the State for all of 2012 amounted to $227.4 billion). Immediate losses in sectors such as retailing appear to have been largely if not totally recovered, and it is anticipated that rebuilding activity will largely offset any longer-term negative economic impacts. It is clear, however, that Super Storm Sandy will have a significant long-term effect on individual regions and industries in the State, most notably those along the Jersey Shore.
Economic conditions in New Jersey and the nation have continued to improve from the low levels reached in the 2008-2009 recession. This improvement has been manifested in the expansion of consumer and capital spending, and has resulted in increased employment. More recently, the housing market has started to improve. In the current domestic U.S. economic environment, there is the potential for spending growth to further improve, leading to declines in unemployment and further gains in employment, income and wealth. However, ongoing problems in European economies have led to a renewed recession in continental Europe and have created risks for U.S. exporters, financial markets and institutions. Recent cuts in federal spending, and hikes in federal taxes, along with continuing conflict over federal tax and spending policy have not only drained some spending power but have also likely elevated household and business uncertainty, further inhibiting economic expansion. Finally, tensions with Iran have the potential to boost energy prices and dampen household spending power.
The March 2013 projections of the Federal Reserve System’s Federal Open Market Committee members and participants anticipate national economic growth over the course of 2013 and 2014 to gradually improve relative to the rates of growth seen in 2012. New Jersey’s economy is expected to expand in 2013 and 2014 at a rate approximately in line with national trends, with employment levels projected to continue to rise, and unemployment to move down gradually, though the unemployment rate is anticipated to remain above the national average, in reflection of the strong rebound in the size of the State’s workforce. Inflation rates have continued to be low, reflecting continuing high rates of unemployment. It is anticipated that Federal Reserve policies will not provoke a substantial rise in the underlying rate of inflation, though, as has been the case a number of times in recent years, increases in energy, food, and other commodity prices may lead to short periods in which aggregate price indexes rise noticeably. Recent statements of the Federal Open Market Committee noting that most members and participants will not start to contemplate increases in interest rates until the national unemployment rate falls under 6½%, unless inflation rates are substantially higher than currently anticipated, reinforce the Federal Reserve’s commitment to supporting national economic growth.
The economic outlook hinges on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. The State and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long term federal budget sustainability, the implementation of any actions directed at near-term cuts in federal spending or increases in taxes, the impact of federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery, and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the current economic recovery, energy prices, and stability in the financial markets.
Tort, Contract, Workers’ Compensation and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.
The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.
In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.
At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $149,400,000 for tort and medical malpractice claims pending as of December 31, 2011. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.
The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.
Disability Rights New Jersey et al. v. Jennifer Velez (II). Plaintiff, “DRNJ” and two clients of DHS, Division of Developmental Disabilities filed this action on September 29, 2005. On October 7, 2005, Plaintiff served defendant, Commissioner of Human Services (“Commissioner”) with a summons complaint and waiver of service. The Plaintiff alleges that the Department is in violation of Title II of the Americans With Disabilities Act (the “ADA”), as interpreted in Olmstead v. L.C., 527 U.S. 581 (1999), Section 504 of the Rehabilitation Act and the Medicaid Act. The Plaintiff is seeking declaratory and prospective injunctive relief, attorneys fees, litigation expenses and other relief. More specifically, the Plaintiff seeks community placements for the people that Plaintiff alleges are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.
On February 1, 2008, the Plaintiff filed an amended complaint, alleging that the Commissioner is in violation of the Fourteenth Amendment of the United States Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual’s continued residence at a State developmental center. In addition, the Plaintiff sought injunctive relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. Pursuant to L. 2006, c. 61, on May 21, 2007, DHS submitted to the State Legislature an eight-year plan to make community placements for all people who are assessed to be appropriate for community placement and wish to be so placed. The State filed its answer on June 4, 2007. On March 25, 2010, both parties moved for summary judgment. On September 24, 2010, both parties’ motions were denied by the court. On February 3, 2011, the Plaintiff filed a motion to amend the complaint, seeking to add three new plaintiffs. On April 7, 2011, the court permitted the Plaintiff to amend the complaint and add two new plaintiffs. On April 21, 2011, Plaintiff filed a second amended complaint. On May 26, 2011, DHS filed an answer to the second amended complaint. Disability Rights New Jersey et al. v. Jennifer Velez (II) and Disability Rights New Jersey v. Jennifer Velez (III) have both been settled in one agreement which was fully executed on February 26, 2013, and filed with the court on March 4, 2013. The parties agreed to a pace by which the State will transition eligible individuals from receiving care in State developmental centers to receiving care in community-based settings, with the federal government reimbursing the State for approximately one-third of the costs.
Disability Rights New Jersey v. Jennifer Velez (III). Plaintiff, “DRNJ” filed suit on April 23, 2008 against the Commissioner of DHS seeking relief for individuals who are eligible for services from DHS, seeking reformation of the DHS’s Home and Community Based Waiver services, which are implemented by the Department pursuant to State and federal law. Part of that cost is borne by the federal government as part of the New Jersey Community Care Waiver, which is part of the State’s Medicaid plan. DRNJ alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements. Although both State law and the Medicaid Act allow waiting lists, DRNJ’s suit, brought under 42 U.S.C.A. § 1983, alleges that the waiver program, as currently utilized, violates Title II of the ADA, Section 504 of the Rehabilitation Act, and Sections 1396a(a)(8) and 1396n(c)(2)(C) and (d)(2)(c) of the Medicaid Act. DRNJ sought an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys’ fees other and costs. The State filed a motion for a more definite statement and to strike portions of the complaint, which motion was granted by the court on September 9, 2008. DRNJ filed an amended complaint on September 26, 2008. The State filed a motion to dismiss the complaint on December 31, 2008. The United States Attorney’s Office was notified of the federal constitutional challenges involved in the motion to dismiss and filed a brief in opposition on June 29, 2009. On July 23, 2009, the court denied the State’s motion to dismiss the complaint. This matter has settled as more fully described above.
FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County against the Department of Environmental Protection (“DEP”). FiberMark’s complaint asserts claims against DEP under the New Jersey Eminent Domain Act, N.J.S.A. 20:3-1 et seq., Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments of the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. Specifically, FiberMark alleges that DEP is responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claims that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the ISRA statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.
FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and has suffered damages from DEP’s alleged illegal discharges of leachate onto Warren Glen, and that DEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, DEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related case, FiberMark North America Inc. v. Jackson, previously filed in the United States District Court. The State filed its answer to FiberMark’s complaint filed in State court on June 23, 2008. The trial on this matter began on May 4, 2009. At the conclusion of FiberMark’s presentation of its case on May 7, 2009, DEP moved to dismiss the matter, which the court granted. On May 26, 2009, FiberMark filed several motions with the court. FiberMark also filed a notice of appeal with the Appellate Division. On July 6, 2009, FiberMark filed a motion with the Appellate Division requesting the Appellate Division compel the court to decide the motions previously filed with the court. By order dated September 18, 2009, the Appellate Division temporarily remanded the matter for 30 days to the court, for the trial judge to rule on the post-judgment motions previously filed with the court. On October 23, 2009, the court issued a decision from the bench denying FiberMark’s motions. On October 28, 2009, the trial judge issued a written Supplemental Memorandum of Decision on Motion. This matter was returned to the Appellate Division. Oral argument was held on May 3, 2011. On August 5, 2011, the Appellate Division issued a decision affirming the trial court’s decision in part, reversing in part and remanding for further proceedings.

The Appellate Division affirmed the trial court’s dismissal of FiberMark’s continuing trespass, continuing dangerous condition, and inverse condemnation claims. In addition, the panel affirmed the trial court’s denial of

FiberMark’s motion to amend its pleadings. The Appellate Division agreed with the trial court’s conclusion that FiberMark should not be permitted to seek damages based on allegations that FiberMark sold Warren Glen for a reduced amount after an option for the sale of the property fell through on account of the leachate.

However, the Appellate Division reversed the trial court’s dismissal of the nuisance claim and remanded this claim to the trial court. Specifically, the Appellate Division concluded that the issue of whether DEP’s actions to stop the leachate flow were reasonable could not be resolved against FiberMark in the context of a motion to dismiss The Appellate Division also ruled held that FiberMark should be permitted to seek reimbursement for the costs it incurred in continuing to operate the leachate treatment lagoons after it stopped operating the paper mill.
FiberMark filed a notice of petition for certification with the Supreme Court on August 24, 2011 and, on September 19, 2011, the Supreme Court notified the parties that the FiberMark notice of petition for certification was filed out of time. The trial court has declined to stay the proceedings on remand, and DEP filed a motion for summary judgment on the nuisance claims remanded to the trial court on October 5, 2011. On February 15, 2012, a jury trial commenced in this matter. On February 22, 2012, the jury returned a verdict in favor of DEP, finding that DEP did not commit a nuisance. On March 7, 2012, FiberMark filed a motion seeking a new trial. The trial court denied FiberMark’s motion for a new trial on April 27, 2012. On June 18, 2012, FiberMark filed a notice of appeal. Briefing of this matter has commenced, but is currently tolled pending submission of a brief acceptable to the Appellate Division by FiberMark. The State is vigorously defending this matter.
New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the DEP, the Commissioner of DEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“ Tierra”), Repsol YPF, S.A. (“Repsol”), YPF, S.A. (“YPF”), YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing DEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding DEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting DEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that DEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance, (g) an order imposing on the Plaintiffs an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (h) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (i) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the Department of Agriculture (“NJDA”), New Jersey Transit and the Department of Transportation (“NJDOT”), among others, seeking contribution from each of these third party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a discharger under the Spill Act. With respect to the NJDA, Maxus and Tierra allege that mosquito spraying conducted by the NJDA in the vicinity of the Passaic River or its tributaries contributed to the contamination in the Passaic River. NJDOT and NJDA joined in separate motions to dismiss portions of the third party complaint filed by Maxus and Tierra. In December 2010, the Special Master assigned to this matter recommended the dismissal of certain of Maxus and Tierra’s counterclaims against Plaintiffs and cross claims against the State, as a third-party defendant. Specifically, the Special Master recommended dismissal of Maxus and Tierra’s claims: (1) against DEP and the State involving their regulatory roles, including those for failure to enforce the law; (2) involving the State’s ownership of submerged lands; (3) alleging that DEP and/or the State improperly issued certain permits; (4) against DEP involving spraying of DDT; (5) against DEP and the State involving the Kearny Oil Lake site; and (6) against DEP and the State alleging violation of the Public Trust Doctrine. Maxus and Tierra appealed the Special Master’s recommendation to the court. On March 8, 2011, the court adopted the Special Master’s recommendations and dismissed certain of

Maxus and Tierra’s claims against DEP and all of the claims against the State, as third party defendant. The dismissal of these claims against the State, as third party defendant, and against DEP were embodied in an order dated May 11, 2011.

On January 26, 2011, the Special Master recommended the denial of the motions of NJDOT and NJDA to dismiss portions of the third party complaint filed by Maxus and Tierra. NJDOT and NJDA filed motions to appeal the Special Master’s recommendation during February 2011. In April 2011, the court upheld the recommendations of the Special Master and denied NJDOT, NJDA and other third party defendants’ motions to dismiss. On May 25, 2011, the Appellate Division granted certain third party defendants’ requests for leave to appeal the court’s denials of the motions to dismiss. The third party defendants filed motions to stay the trial proceedings with the court, but the court denied those motions. The third party defendants thereafter filed motions to stay proceedings at the trial level with the Appellate Division, which denied those motions on September 6, 2011. The denials of the motions to dismiss were affirmed by the Appellate Division on April 24, 2012. On September 21, 2012, the court ordered a ninety day stay of certain third party proceedings, including those against NJDOT and NJDA, pending the outcome of settlement negotiations. This stay has been continued until further order of the court.
On July 19, 2011, the court ruled that Occidental, as the successor to Diamond Shamrock Chemicals Company (“Diamond Shamrock”), is strictly, jointly and severally liable under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged by Diamond Shamrock from the Lister Avenue Site into the Passaic River between 1951 and 1969. A similar judgment was rendered under the Spill Act against Tierra on August 24, 2011, on the basis that Tierra, the current owner of Diamond Shamrock’s Lister Avenue Site, knowingly took title to the contaminated Lister Avenue Site. The court also granted Occidental’s motion for partial summary judgment against Tierra, finding that Tierra was liable to Occidental in contribution on the same basis. On that same date, Occidental also obtained a judgment against Maxus on a claim for indemnity under a 1986 Stock Purchase Agreement, whereby Occidental purchased all of the stock of Diamond Shamrock from Maxus. The court found that Maxus was liable to Occidental in perpetuity for any cleanup and removal costs paid by Occidental as the successor to Diamond Shamrock. On May 21, 2012, the court granted the State’s motion for partial summary judgment against Maxus on liability, finding Maxus, as the alter ego of Tierra, strictly liable, jointly and severally under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged at and from the Lister Avenue site. The judgment against Maxus concluded the liability phase of the action. The damages phase of this litigation has been stayed until further order of the court.
The trial of Plaintiffs’ and Occidental’s fraudulent conveyance/alter ego claims against Repsol and YPF will be tried in February, 2014. Both the Plaintiffs and Occidental have alleged that Repsol and YPF committed a fraud upon both parties by systematically stripping assets from Maxus and leaving it unable to satisfy any Passaic River cleanup liabilities that may be imposed upon Maxus. On January 22, 2013, attorneys for the State and approximately 265 Third-Party Defendants informed the court that they reached preliminary agreement on a proposed Consent Judgment to settle certain claims. On February 14, 2013, attorneys for the State and all of the original defendants except Occidental informed the court that they had agreed on a confidential term sheet setting forth a framework to resolve the claims between them. By way of order dated February 14, 2013, the court provided the parties with sixty days to negotiate the settlement agreement. On March 26, 2013, the Third-Party Defendants and the DEP reported to the court that a requisite number of Third-Party Defendants had approved the settlement as embodied in the proposed Consent Judgment. The Consent Judgment will now be subject to an extensive administrative and judicial approval process that will culminate in a fairness hearing before the court sometime in late 2013. The State is vigorously defending this matter.
Powell v. State. On September 12, 2011, seven State and local employees filed suit in Superior Court, Law Division, Mercer County, subsequently transferred to Burlington County, against the State, various Executive Branch officials, and the State Legislature challenging various provisions of Chapter 78 that concern health benefits on various State constitutional law grounds, including Article I, Section 19 (Right to Organize Clause), Article IV, Section 7, Para. 9 (Special Legislation Clause), Article IV, Section 6, Para. 1 (Taxation Clause), Article VIII, Section 1, Para. 7 (Bill Origination Clause) and Article VI, Section 6, Para. 6 (Diminution Clause of Judicial Compensation Clause). On October 20, 2011 and November 16, 2011, respectively, the State Legislative Branch Defendants and the State Executive Branch Defendants filed motions to dismiss for failure to state a claim upon which relief may be granted. The court bifurcated the State Legislative Branch Defendants’ motion to dismiss from the State Executive Branch Defendants’ motion to dismiss. The court granted the State Legislative Branch Defendants’ motion to dismiss on August 24, 2012. Oral argument on the State Executive Branch Defendants’ motion to dismiss was scheduled for September 28, 2012. However, on September 27, 2012, Judge Baldwin adjourned on his own initiative, the oral argument on the State Executive Defendants’ motion to dismiss. Judge Baldwin also adjourned on his own initiative the hearing on the State Executive Defendants’ motion to dismiss On March 8, 2013, the court granted the State Executive Defendants’ motion to dismiss. The State is vigorously defending this matter.
Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General filed a lawsuit in Superior Court, Law Division, Mercer County against various State officials challenging the constitutionality of Section 25 of Chapter 78, which temporarily suspends the payment of pension adjustments to retired public employees. The plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. Plaintiffs’ opposition brief and cross-motion for summary judgment was filed on March 16, 2012. On April 16, 2012, the New Jersey Education Association and other labor organizations (collectively, the “NJEA”) filed a motion to intervene or, in the alternative, to be permitted to submit an amicus brief. On April 20, 2012, the Plaintiffs and the State submitted letters opposing NJEA’s motion to participate as an intervenor or amicus. On April 23, 2012, the court granted NJEA’s motion to intervene permissively. On June 7, 2012, the court entered an Order granting the State’s motion to dismiss, denying Plaintiffs’ cross-motion for summary judgment, and dismissing Plaintiffs’ Complaint. On June 20, 2012, the court issued an amended Order that 1) converted the State’s motion to dismiss into a motion for summary judgment, 2) granted the State’s motion for summary judgment, 3) denied the Plaintiffs’ cross-motion for summary judgment, 4) dismissed the Plaintiffs’ Complaint, 5) dismissed NJEA’ s Complaint-in-Intervention, and 6) vacated its June 7, 2012 Order. Plaintiffs filed an appeal on August 1, 2012. The NJEA, as Plaintiff-Intervenors, filed a notice of appeal and a motion to consolidate their appeal with the appeal that the Berg Plaintiffs’ have filed. On October 4, 2012, the Appellate Division consolidated Berg v. Christie and the appeal of the NJEA Plaintiff-Intervenors which challenged the provision of Chapter 78 that temporarily suspends future COLA payments. This matter is now being briefed by the parties. The State is vigorously defending this matter.
New Jersey Education Association, et al. v. State of New Jersey, et al. Plaintiffs, active and retired members of PERS, PFRS, and TPAF, challenge the constitutionality of Chapter 78, claiming the suspension of cost of living adjustments, increased pension contributions, delegation of authority to pension committees, and increased contributions for medical benefits in retirement violate the State and federal constitutions. Additionally, the plaintiffs challenge Chapter 78 on constitutional grounds, including impairment of contract, substantive and procedural due process, takings, and promissory estoppel. Plaintiffs seek declaratory and injunctive relief. On April 12, 2012, Plaintiffs filed a complaint in the Law Division, Mercer County in which they raised all of the same claims that they had raised in federal court, with the exception of the underfunding of the pension systems which had been previously litigated and lost. The State’s responsive pleading was filed on May 17, 2012. The parties agreed to hold the new State case in abeyance pending the Law Division’s decision in Berg v. Christie (see above). The Court ordered the parties to submit letters regarding whether the case should continue to be held in abeyance pending resolution of all appeals in Berg v. Christie. The State’s submission was made on July 9, 2012; NJEA’s submission was made on July 27, 2012. On August 24, 2012, Plaintiffs filed an Amended Complaint dismissing their claims regarding the temporary suspension of pension adjustments. On October 5, 2012, the State filed a motion to dismiss the complaint that the NJEA filed in “the” Law Division challenging the increased pension and health care contributions mandated by Chapter 78. Oral argument on the State’s motion to dismiss was held on February 21, 2013. The State is vigorously defending this matter.
Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001, through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s throw out rule under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. Discovery is ongoing. The State intends to vigorously defend this matter.
Pfizer Inc. et al. v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenged the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affected the amount of taxable income taxpayers “allocate” to the State through 2010. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. The Tax Court found that, on its face, this rule did not violate any of the constitutional provisions raised. Taxpayers’ “as-applied”

challenges remain. The taxpayers sought interlocutory review in the Appellate Division, which was denied. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. All parties briefed the facial constitutionality issue and the Appellate Division heard oral argument on November 16, 2009. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the Supreme Court granted the taxpayers’ motion for leave to appeal. On May 3, 2011, Pfizer and the Division settled their dispute concerning the facial constitutionality of the Throw-Out Rule. On May 4, 2011, the Whirlpool matter was argued before the Supreme Court. By a unanimous opinion dated July 28, 2011, the New Jersey Supreme Court affirmed, with modification, the facial constitutionality of the Throw-Out Rule. Whirlpool’s “as applied” constitutional challenge remains for adjudication by the Tax Court of New Jersey. Discovery in this matter is ongoing with respect to Whirlpool’s “as applied” constitutional challenge. Whirlpool has filed a motion for partial summary judgment. The State is vigorously defending this matter.
Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation (“BOA”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s May 9, 2011 denial of a CBT refund for tax periods January 1, 2006 through December 31, 2008. BOA does not challenge the State’s jurisdiction to impose CBT. BOA alleges that its income from intangibles should be sourced to BOA’s alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. The case is currently in discovery. The State is vigorously defending this matter.
New Cingular Wireless, PCS, LLC v. Director, Division of Taxation. On or about August 4, 2012, New Cingular Wireless, PCS, LLC (“New Cingular”) filed a complaint in the Tax Court, contesting the Division’s October 5, 2011 denial of a Sales and Use Tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010. The Division denied New Cingular’s claim for refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable Sales and Use Tax to its customers before filing its claim with the Division, as required by statute. Furthermore, the State does not permit a refund claim on behalf of a class. The State filed its answer on March 5, 2012. The court gave a preliminary ruling in favor of New Cingular with a published opinion expected in March 2013. The State is vigorously defending this matter.
DeVry Educational Development Corporation v. Director, Division of Taxation. On February 23, 2012, DeVry Educational Development Corporation (“DeVry”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s November 22, 2011, Final Determination. The Division concluded that DeVry is subject to CBT commencing July 1, 2002 and is required to file returns. DeVry alleges that it is not subject to tax, and alternatively if it is subject, that the repealed Throw Out Rule is unconstitutional, on its face and as applied. The Division filed an Answer to Complaint on June 6, 2012. Discovery is ongoing. The State intends to vigorously defend this matter.
Challenges to L. 2010, c. 25. On September 23, 2010, American Express Travel Related Services Company, Inc. (“AMEX”) filed suit against the State Treasurer and State’s Unclaimed Property Administrator (the “State Defendants”) challenging the establishment of an abandonment period for travelers checks under the State’s unclaimed property laws enacted as part of L. 2010, c. 25 (“Chapter 25”) as unconstitutional under the Contracts Clause, the Commerce Clause, the Due Process and Takings Clause of the Fifth Amendment and the Fourteenth Amendment of the United States Constitution and seeking injunctive relief against the State Defendants from enforcing Chapter 25. On November 13, 2010, the U.S. District Court ruled on AMEX’s order to show cause and found that AMEX failed to establish a reasonable likelihood of success on its claims challenging the provisions of Chapter 25 which are applicable to travelers checks. On November 15, 2010, the U.S. Court of Appeals for the Third Circuit (the “Third Circuit”), on motion by AMEX, granted a preliminary injunction. In a related matter, on September 30, 2010, the New Jersey Retail Merchants Association (“NJRMA”) filed suit against the State Defendants challenging the revisions to the priority scheme applicable to gift cards, gift certificates, stored value cards and stored value certificates as void and unenforceable under the priority scheme doctrine established under Texas v. New Jersey, 379 U.S. 674 (1965), to determine which state could escheat abandoned intangible property, as unconstitutional under the Contracts Clause, the Takings Clause of the Fifth Amendment and the Due Process Clause of the Fourteenth Amendment and seeking injunctive relief against the State Defendants from enforcing Chapter 25.
In subsequently filed related matters, on October 5, 2010, the New Jersey Food Council (“Food Council”) and on October 11, 2010, American Express Prepaid Card Management Corporation (“AMEX PCMC”) filed separate suits against the State Defendants challenging the reduction in the abandonment period for gift cards and stored value cards under the State’s unclaimed property laws enacted as part of Chapter 25 as in violation of the federal CARD

Act (15 U.S.C. 16931-1) which precludes the issuers of gift cards from imposing expiration dates earlier than five years, challenging the revisions to the priority scheme applicable to gift cards and stored value cards as void and unenforceable under the priority scheme doctrine established under Texas v. New Jersey, as unconstitutional under the Contracts Clause, Takings Clause and Due Process Clause of the State Constitution, as unconstitutional under the Contracts Clause, the Takings Clause and Due Process Clause of the Fifth and Fourteenth Amendments of the United States Constitution and seeking injunctive relief against the State Defendants from enforcing Chapter 25.
On October 25, 2010, Merchants Express Money Order Company, Inc. (“MEMO”) filed suit against the State Defendants challenging the provisions of Chapter 25 applicable to money orders. MEMO alleges that the provisions of Chapter 25 applicable to money orders is unconstitutional under the Contracts Clause, Takings Clause and Due Process Clause of the State Constitution, unconstitutional under the Contracts Clause, the Takings Clause and Due Process Clause of the Fifth and Fourteenth Amendments of the United States Constitution and is seeking injunctive relief against the State Defendants from enforcing Chapter 25. On November 18, 2010, the U.S. District Court denied MEMO’s motion for preliminary injunctive relief. MEMO immediately filed a notice of appeal. Subsequent to MEMO filing its notice of appeal, MEMO and the State Defendants reached a settlement of this and two other matters pending in State court. Pursuant to the settlement, MEMO will report unclaimed money orders to the State according to the period of abandonment established in Chapter 25, subject to deduction of applicable service fees.

On November 13, 2010, the U.S. District Court concluded that the remaining plaintiffs established a reasonable likelihood of success on the federal preemption and Contracts Clause claims and enjoined: (a) the place of purchase presumption of Chapter 25, and as administered by subsequent State Treasurer guidance; and (b) the retroactive application of the unclaimed property laws to stored value cards redeemable only for goods and services (i.e. not redeemable for cash). On December 7, 2010, the State Defendants appealed those aspects of the November 13th Order related to stored value cards to the Third Circuit. On January 31, 2011, the Third Circuit enjoined the requirement that businesses selling stored value cards collect the zip code information from purchasers pending consideration of the issue by the full panel. On February 8, 2011, the Third Circuit granted the motions for stays pending appeal in the AMEX, NJRMA, Food Council and AMEX PCMC matters. On January 5, 2012, the Third Circuit affirmed the U.S. District Court’s opinion. On April 5, 2012, the Third Circuit stayed its decision affirming the U.S. District Court’s opinion pending the filing and disposition of a petition for writ of certiorari to the U.S. Supreme Court. AMEX filed their petition for writ of certiorari on July 23, 2012. The U.S. Supreme Court denied AMEX’s petition for writ of certiorari on October 1, 2012. In addition, the U.S. Supreme Court denied the State’s petition for writ of certiorari in the Food Council and AMEX PCMC matter on October 29, 2012.
James Liik, et al v. N.J. Dept of Corrections and Civil Service Commission. This matter was filed in the Mercer County, New Jersey Superior Court, Law Division in November 2009 (the “2009 Case”). The Liik plaintiffs, five senior corrections officers and PBA Local 105, filed a complaint on their own behalf and all similarly situated individuals, demanding lost wages and benefits they allegedly would have received but for their improper designation as non-employee trainees under a 1998 pilot program that established correction officer recruit trainee as a new job classification. Recruit trainees under the program were considered students, rather than regular employees, and they were paid a weekly stipend while in training, rather than the salary of a corrections officer recruit. The complaint alleged a violation of constitutional due process principles, a violation of state statutory civil rights protections, a breach of a statutory and regulatory contract, a breach of a quasi-contract, a breach of an implied in fact contract and that the 1998 pilot program unjustly enriched the State because of the failure of the State to pay wages and benefits of a regular employee to recruit trainees. The complaint also demands punitive damages, as well as attorney fees and costs.
This action was filed shortly after the Appellate Division decision in James Liik, et al. v. New Jersey Department of Personnel and New Jersey Department of Corrections. The prior complaint asserted that the defendants acted outside their authority by designating plaintiffs and paying them as recruit trainees allegedly in violation of provisions of the Civil Service Act, the Administrative Procedure Act and the federal Fair Labor Standards Act. In July 2009 (the “2009 Case”), the Appellate Division ruled that the 1998 pilot program was statutorily authorized for one year and that the program could not continue beyond one year without rulemaking. Accordingly, the court held that the program was void after one year because it had not been continued by regulation. No damages were awarded in the prior action. The prior action has been concluded and is not subject to appeal.

The State defendants filed motions to dismiss the complaint in the 2009 Case and the Liik plaintiffs filed a cross-motion for summary judgment. The trial court dismissed all causes of action, except for the implied in fact contract claim and judgment in favor of the plaintiffs was entered on this claim. In addition, the trial court granted a motion by the Liik plaintiffs to certify the lawsuit as a class action consisting of all recruit trainees during the years 1999 to 2009. On August 18, 2011, the State filed a motion for leave to appeal the trial court’s order denying the

State’s motion to dismiss the complaint in its entirety and the granting of summary judgment to the plaintiffs on the their implied in fact contract claim. On October 7, 2011, the Appellate Division denied the State’s motion for leave to appeal. Discovery is continuing on the issue of damages on the implied in fact contract claim. The State filed a motion for partial summary judgment on the issue of damages on April 11, 2012. The State is vigorously defending this matter.
In re Failure of Council on Affordable Housing to Adopt Trust Fund Commitment Regulations. On July 2, 2012, Fair Share Housing Center (“FSHC”) sought and received permission to file an emergent motion with the Superior Court, Appellate Division to obtain an immediate preliminary injunction, and subsequently upon briefing and argument, a permanent injunction against the Council on Affordable Housing (“COAH”) from requiring municipalities to transfer balances in their municipal affordable housing trust funds uncommitted within four years from the date of collection to the “New Jersey Affordable Housing Trust Fund” (the “AH Trust Fund”), established pursuant to section 20 of L.1985, c.222 (C.52:27D-320), as amended by L.2008, c.46 (C.52:27D-329.1 et al.), until COAH adopts regulations that define what constitutes a “commitment” by the municipality to spend such monies. Pursuant to the Fiscal Year 2013 Appropriations Act, an amount not to exceed $200 million of monies received in the AH Trust Fund shall be deposited in the State General Fund as State revenue. Amounts appropriated in the Fiscal Year 2013 Appropriations Act for the provision of programs for affordable housing for households and individuals with low and moderate incomes shall be credited against such funds deposited into the State General Fund from the AH Trust Fund. Oral argument in this matter was held on July 13, 2012. The Appellate Division denied the request for restraint. While denying injunctive relief, the Appellate Division noted that it expected the State to provide affected municipalities with adequate notice and an opportunity to contest a transfer of municipal affordable housing trust funds. On August 10, 2012, in a separate, distinct matter, in response to FSHC’s motion to enforce litigant’s rights, the Appellate Division issued an order enjoining the transfer or request for transfer of uncommitted municipal affordable housing trust funds until COAH meets and authorizes the transfer or request for transfer of such funds. On September 6, 2012, FSHC served a motion for summary disposition, or in the alternative, preliminary injunction. In response, the State filed a cross-motion for summary judgment. The Appellate Division denied both motions by order dated October 24, 2012. Subsequently, the Appellate Division granted motions by the League of Municipalities and several towns to intervene. The State is vigorously defending these matters.
East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the DEP denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “ property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies have expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. The DEP has initiated the reconsideration process pursuant to the regulations. The State is vigorously defending this matter.
Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State’s Department of Human Services (“DHS”). Currently, these audits span time periods between July 27, 2003 and December 31, 2007. The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG’s audit findings. In addition, the State has currently reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. The State is unable to estimate its exposure for these claim disallowances.
Currently, Standard & Poor’s, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA–. Moody’s Investors Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds Aa3 and AA–, respectively.

APPENDIX 6

Economic and Financial Conditions in New York

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.
New York City

General. The City, with a population of approximately 8,175,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing. For each of the 1981 through 2012 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”). City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.
As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act” or the “Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2013 and 2014 fiscal years in accordance with GAAP except for the application of GASB 49. The City’s current financial plan projects budget gaps for each of the 2015 through 2017 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).
The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The City’s projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. See “Certain Reports” herein.
City’s Financing Program. Implementation of the financial plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.
2013-2017 Financial Plan. On June 28, 2012, the City submitted to the Control Board the financial plan for the 2013 through 2016 fiscal years (the “June 2012 Financial Plan”), which was consistent with the City’s expense and capital budgets for the 2013 fiscal year. Subsequently, the June 2012 Financial Plan was modified quarterly during the 2013 fiscal year. On June 27, 2013, the City submitted to the Control Board the financial plan for the 2014 through 2017 fiscal years, which is consistent with the City’s capital and expense budgets as adopted for the 2014 fiscal year, and a modification to the June 2012 Financial “Plan with respect to the 2013 fiscal year (together, the “Financial Plan”).
The Financial Plan projects revenues and expenses for the 2013 and 2014 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of approximately $2.0 billion, $1.8 billion and $1.4 billion in fiscal years 2015 through 2017, respectively, after the implementation of a gap- closing program described below. The June 2012 Financial Plan had projected revenues and expenses for the 2013 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, and had projected gaps of approximately $2.5 billion, $3.1 billion and $3.1 billion in fiscal years 2014 through 2016, respectively.
The Financial Plan reflects, since the June 2012 Financial Plan, increases in projected net revenues of $1.3 billion, $98 million, $625 million and $1.08 billion in fiscal years 2013 through 2016, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $281 million, $601 million, $696 million and $984 million in fiscal years 2013 through 2016, respectively; (ii) an increase in personal income tax revenues of $664 million in fiscal year 2013 primarily due to employment gains and the acceleration of capital gains realization, a decrease in personal income tax revenues of $352 million in fiscal year 2014, primarily due to the acceleration of capital gains realization into fiscal year 2013 from fiscal year 2014, and decreases in personal income tax revenues of $84 million and $100 million in fiscal years 2015 and 2016, respectively; (iii) an increase in business tax revenues of $400 million in fiscal year 2013, and decreases in business tax revenues of $100 million, $37 million and $210 million in fiscal years 2014 through 2016, respectively; (iv) increases in real property transfer and mortgage recording tax revenues of $284 million, $92 million, $153 million and $145 million in fiscal years 2013 through 2016, respectively; (v) an increase in sales tax revenues of $51 million in fiscal year 2013, and decreases in sales tax revenues of $3 million, $9 million and $10 million in fiscal years 2014 through 2016, respectively; (vi) increases in hotel tax revenues of $34 million, $24 million, $23 million and $24 million in fiscal years 2013 through 2016, respectively; (vii) increases in State School Tax Relief Program revenues “of $5 million, $13 million and $18 million in fiscal years 2013, 2015 and 2016, respectively, and a decrease in STAR Program” revenue of $23 million in fiscal year 2014; (viii) decreases in other tax revenues of $18 million, $48 million, $47 million and $54 million in fiscal years 2013 through 2016, respectively; (ix) an increase in tax audit revenues of $335 million in fiscal year 2013; and (x) net decreases in other revenues of $143 million, $28 million, $23 million and $77 million in fiscal years 2013 through 2016, respectively. Changes in projected revenues also include decreases of $635 million, $65 million and $60 million in fiscal years 2013 through 2015, respectively, and an increase of $360 million in fiscal year 2016, resulting from changes in the anticipated timing of, and expected revenue from, the sale of taxi medallions.
The Financial Plan also reflects, since the June 2012 Financial Plan, a decrease in projected net expenditures of $1.1 billion in fiscal year 2013, and increases in projected net expenditures of $1.2 billion, $273 million and $450 million in fiscal years 2014 through 2016, respectively. Changes in projected expenditures include: (i) decreases in employer health insurance costs of $11 million, $191 million, $210 million and $232 million in fiscal years 2013 through 2016, respectively, as a result of lower health insurance rates; (ii) net increases in agency expenses of $158 million, $914 million, $459 million and $457 million in fiscal years 2013 through 2016, respectively; (iii) decreases in debt service of $277 million, $223 million and $126 million in fiscal years 2013 through 2015, respectively, primarily as a result of lower interest rates and debt refinancing, and an increase in debt service of $25 million in fiscal year 2016; (iv) decreases of $110 million, $141 million, $155 million and $203 million in fiscal years 2013 through 2016, respectively, as a result of savings in energy costs; (v) a reduction in the reserve for claims from past periods of $500 million in fiscal year 2013; (vi) a decrease in the general reserve of $260 million in fiscal year 2013 and an increase in the general reserve of $150 million in fiscal year 2014; (vii) increases in pension contributions of $124 million, $203 million, $320 million and $420 million in fiscal years 2013 through 2016, respectively, as a result of technical adjustments to annual required contributions by the City Actuary; (viii) decreases in employer health insurance costs for senior citizen retirees of $22 million, $25 million and $27 million in fiscal years 2014 through 2016, respectively, as a result of lower than assumed rates; (ix) an increase of $71 million in fiscal year 2014 in funding for the New York City Housing Authority, which funding will be used to replace, in part, decreased federal funding for public housing, senior centers and community programs; (x) an increase of $393 million in fiscal year 2014 as a result of City Council restorations and initiatives; and (xi) a net decrease in other expenses of $192 million in fiscal year 2013 and net increases in other expenses of $10 million in each of fiscal years 2014 through 2016.
In addition, the Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2013, to increase the transfer of financial resources from fiscal year 2013 to fiscal year 2014, to achieve budget balance in fiscal year 2014 and to reduce previously projected gaps in fiscal years 2015 and 2016. The gap- closing actions reflect reduced agency expenditures or increased revenues totaling $537 million, $1.05 billion, $560 million and $573 million in fiscal years 2013 through 2016, respectively. The gap-closing actions include $29 million and $230 million in debt service savings in fiscal years 2013 and 2014, respectively.
The Financial Plan also reflects, since the June 2012 Financial Plan, (i) an increase in the provision for the prepayments of future expenses of $2.7 billion in fiscal year 2013 resulting in net expenditure reductions of $2.7 billion in fiscal year 2014, (ii) an increase in the provision for prepayments of future expenses of $142 million in fiscal year 2014 resulting in net expenditure reductions of $142 million in fiscal year 2015 and (iii) the provision for funding of debt redemptions of $196 million in fiscal year 2013, resulting in lower debt service costs of $98 million in each of fiscal years 2015 and 2016.
The Financial Plan contains funding for settled employees in the 2008-2010 round of collective bargaining, but does not contain funding for wage increases for unsettled employees including the United Federation of Teachers (“ UFT”) for the 2008-2010 round of collective bargaining. Each 1% increase for UFT employees would cost approximately $100 million annually and each 1% increase for other unsettled employees in the 2008-2010 round of collective bargaining would cost approximately $16 million annually. A fact-finding procedure to provide recommendations for the resolution of an impasse in negotiations between the City and the UFT has commenced. Hearings commenced on May 6, 2013 and are expected to continue at least through November 2013. The timing of final recommendations from the fact-finding procedure is uncertain and such recommendations are not binding, although such recommendations may influence ongoing collective bargaining. The Financial Plan does not include funding for wage increases for any employees in the first three years following the 2008-2010 round of collective bargaining, but does provide for 1.25% increases per year for all employees commencing in the fourth year after the 2008-2010 round of collective bargaining. Each 1% increase for all City employees would cost approximately $300 million annually.
On June 6, 2013, the State Court of Appeals unanimously upheld the legislation authorizing the sale of additional taxi medallions, overturning a lower court ruling that such legislation was unconstitutional. As a result of the appellate process, delays in the sale of taxi medallions caused a revision from the June 2012 Financial Plan to move revenues previously expected in 2013 into future years as described above. As reflected in the Financial Plan, the City now expects to receive $300 million, $400 million, $360 million and $400 million in fiscal years 2014 through 2017, respectively, from the sale of 400, 550, 500 and 550 taxi medallions, respectively, in such years. The number of taxi medallions that may be sold and the timing of such sales, with respect to medallion sales after fiscal year 2014, are subject to State administrative approval.
A series of automatic federal deficit reduction spending cuts, commonly known as sequestration, took effect on March 1, 2013. Such spending cuts to the federal budget for federal fiscal year 2013 are expected to result in decreased federal aid to the City of $7 million and $141 million in fiscal years 2013 and 2014, respectively.
On Monday, October 29, 2012, Hurricane Sandy hit the Mid-Atlantic East Coast as a tropical storm. The storm caused widespread damage to the coastal and other low lying areas of the City and power failures in various parts of the City, including most of downtown Manhattan. The City, along with the State and federal governments, is engaged in a major effort to address the repair of its infrastructure and other storm-damaged property. In November 2012, in addition to the capital funds already included in the Financial Plan for fiscal year 2013, the City appropriated $500 million in capital funds for schools and hospitals damaged by the storm. In addition, the City appropriated $500 million in expense funds for emergency repairs to damaged private properties. Although it is not possible for the City to quantify the full, long-term impact of the storm on the City and its economy, the City’s preliminary estimate of damage to property of the City and the New York City Health and Hospitals Corporation (“HHC”) is approximately $4.5 billion. Of such amount, approximately $1.5 billion represents expense funding for emergency response, debris removal and emergency protective measures, and approximately $3.0 billion represents capital funding of long-term permanent work to repair damaged infrastructure. On January 29, 2013, President Obama signed legislation providing for approximately $50.5 billion in storm-related aid for the region affected by the storm.
The Financial Plan assumes that all of the City’s costs relating to the storm will ultimately be paid from non-City sources, primarily the federal government. The maximum reimbursement rate from the Federal Emergency Management Agency (“FEMA”) is 90% of total costs.
Other funding sources, such as the Army Corps of Engineers, may have larger local share percentages. Although the Financial Plan assumes that remaining amounts will be paid from other non-City sources, no assurance can be given that the City will be reimbursed for all of its costs or that such reimbursements will be received within the time periods assumed in the Financial Plan. In addition, the City may incur costs relating to flood insurance that are not reflected in the Financial Plan, which could offset some reimbursements. Like most federal appropriations, storm-related funding, including FEMA reimbursement, is subject to federal sequestration as described above.
On June 11, 2013, Mayor Bloomberg presented “A Stronger, More Resilient New York”, a comprehensive report that analyzes the City’s climate risks and outlines over 250 specific recommendations to protect buildings, neighborhoods and infrastructure from the impacts of climate change, including extreme weather events. These projections indicate that by the year 2050, sea levels could rise by as much as 2.5 feet or more; the City could expect as much as three times as many heat waves; and days of extreme rainfall could occur more frequently. The total estimated cost of the Phase I recommendations outlined in the report is nearly $20 billion. The City expects approximately $10 billion to be provided through a combination of City capital funding already included in the Ten Year Capital Strategy and federal relief already appropriated by Congress and allocated to the City. In addition, the City expects an additional $5 billion of funding, in part from federal support already appropriated by Congress but not yet allocated to the City. The report also lists several strategies to cover a remaining gap of roughly $4.5 billion, which includes additional federal funding and increased City capital funding.
From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment. For information on reports issued on the Financial Plan by the City Comptroller and others reviewing, commenting on and identifying various risks therein, see “Certain Reports” herein.
Job Growth. Private sector jobs in the City declined by 140,000, or 4.3%, from a peak in August 2008 to a low in August 2009. From September 2009 through June 2013, private sector jobs in the City increased by 311,900, a recovery of all private sector jobs lost during the downturn. Private sector jobs in the United States declined by 8.8 million, or 7.6%, from a peak in January 2008 to a low in February 2010. From February 2010 through June 2013, private sector jobs in the United States grew by 7.2 million, or 82% of private sector jobs lost. Recent information on job trends at both the national and City levels suggests continued modest growth; however, volatility over the past year has caused some uncertainty in the outlook for continued growth.
Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of “HHC” and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.

Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes and the operating limit.

Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $107 million, $38 million, $38 million, $38 million and $40 million in fiscal years 2013 through 2017, respectively. The authorization to sell such real estate tax liens was extended through December 31, 2014. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $219 million in fiscal year 2013. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $462 million, $453 million, $451 million, $471 million and $499 million in fiscal years 2013 through 2017, respectively.
The delinquency rate was 1.8% in fiscal year 2008, 1.8% in fiscal year 2009, 1.9% in fiscal year 2010, 2.2% in fiscal year 2011 and 1.7% in fiscal year 2012. The Financial Plan projects delinquency rates of 1.6% in fiscal years 2013 and 2.0% in each of fiscal years 2014 through 2017.
Other Taxes. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, strong growth in fiscal year 2013 due to employment gains and an acceleration in capital gains realizations in anticipation of higher federal tax rates beginning in calendar year 2013, a decline in fiscal year 2014 as a result of the shift of capital gains realizations from fiscal year 2014 into fiscal year 2013, which also inflates the growth rate for fiscal year 2015, and moderate growth in fiscal years 2015 through 2017 reflecting the steady recovery of the national and local economies; (ii) with respect to the general corporation tax, moderate growth in fiscal year 2013 reflecting a decline in finance sector tax payments as a result of the reduction of tax year 2012 payments by overpayments on account from tax year 2011, and an increase in non-finance sector tax payments paralleling steady economic growth, nearly flat growth in fiscal year 2014 reflecting a slow-down in Wall Street profitability after the strong performance in calendar year 2012, and moderate growth in fiscal years 2015 through 2017 reflecting trend levels of Wall Street profitability and steady economic growth; (iii) with respect to the banking corporation tax, strong growth in fiscal year 2013 reflecting tax payments on tax year 2012 Wall Street profitability, a decline in growth in fiscal year 2014 followed by moderate growth in fiscal years 2015 through 2017 reflecting the gradual withdrawal of government support from the nation’s financial system, the implementation of government regulations as well as trend levels of Wall Street profitability; (iv) with respect to the unincorporated business tax, moderate growth in fiscal year 2013 reflecting growth in the non-finance sector and a rebound in finance sector tax payments, and continued growth through fiscal year 2017 reflecting steady economic growth; (v) with respect to the sales tax, moderate growth in fiscal year 2013 reflecting increased taxable consumption due to the local economic recovery hampered by federal payroll tax increase and federal budget cuts, and strong tourist consumption, and trend growth in fiscal years 2014 through 2017 reflecting steady economic growth; (vi) with respect to real property transfer tax, strong growth in fiscal year 2013 and continued growth through fiscal year 2017, as both the volume and price of residential and commercial transactions rebound with the recovery of the local economy; (vii) with respect to the mortgage recording tax, strong growth continuing in fiscal year 2013 for the third consecutive year, after three years of decline from fiscal years 2008 through 2010, and growth continuing through fiscal year 2017, as both the volume and price of residential and commercial transactions rebound with the recovery of the local economy; and (viii) with respect to the commercial rent tax, moderate growth in fiscal year 2013, reflecting improving vacancy rates and asking rents as the local economy recovers from the impact of the national slowdown and contraction in office-using employment, and continuing growth through fiscal year 2017, as the local office market recovers with employment gains.
Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues.
Federal and State Categorical Grants. The Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs. Federal funds for education, primarily provided through the American Recovery and Reinvestment Act (“ARRA”) of $129 million and $92 million are reflected in fiscal years 2013 and 2014, respectively. In addition, the Financial Plan assumes increased federal Medicaid participation of $32 million in fiscal year 2013. In addition, the Financial Plan assumes federal funding of $1.5 billion in fiscal year 2013 for expenditures for storm damage remediation as a result of Hurricane Sandy.

In addition, the Financial Plan reflects the State takeover of the early intervention program resulting in a reduction of approximately $107 million annually to Health and Mental Hygiene beginning in fiscal year 2014.
As of May 31, 2013, approximately 13.6% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the Department of Education) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City.
A major component of federal categorical aid to the City is the Community Development program. Pursuant to federal legislation, Community Development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, age of housing and poverty.
The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment, although in some cases the City remits payment for disallowed amounts to the grantor. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The City estimates probable amounts of disallowances of recognized grant revenues and makes the appropriate adjustments to recognized grant revenue for each fiscal year. The amounts of such downward adjustments to revenue for disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amount of such disallowance was $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no adjustments for estimated disallowances in fiscal years 2009 and 2010. In fiscal year 2011 the downward adjustment for disallowances was $113 million and in fiscal year 2012 an upward adjustment of $166 million was made, reflecting a reduced estimate of disallowances attributable to prior years as of June 30, 2012. As of June 30, 2012, the City had an accumulated reserve of $997 million for all disallowances of categorical aid.
Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will increase from an estimated level of 255,287 as of June 30, 2013 to an estimated level of 256,065 by June 30, 2017.
Other Fringe Benefits includes $2.037 billion, $2.197 billion, $2.391 billion. $2.620 billion and $2.867 billion in fiscal years 2013 through 2017, respectively, for other-post employment benefit (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.
Retiree Health Benefits Trust reflects lowered expense of $1 billion in each of fiscal years 2013 and 2014, as a result of drawing down the Retiree Health Benefits Trust Fund in those years. The funds initially deposited in the Retiree Health Benefits Trust Fund will be substantially depleted following such drawdowns.
The Reserve for Collective Bargaining contains funds for unsettled non-uniformed employees for the 2006-2008 round of bargaining. It does not contain funds for wage increases for unsettled employees including the UFT in the 2008-2010 round of collective bargaining. The Reserve for Collective Bargaining assumes no wage increases for the first three years of the round of collective bargaining following the 2008-2010 round of collective bargaining, followed by annual wage increases of 1.25% thereafter.
Other Than Personal Services Costs (“OTPS”). The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2013 and 2014 fiscal years. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2015 through 2017. Energy costs for each of the 2013 through 2017 fiscal years are assumed to vary annually, with total energy expenditures projected at $1.02 billion in fiscal year 2013 and increasing to $1.08 billion by fiscal year 2017.
Public Assistance. The number of persons receiving benefits under cash assistance programs is projected to average 359,142 per month in the 2013 fiscal year. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $579 million, $586 million, $584 million, $584 million and $588 million in fiscal years 2013 through 2017, respectively.

Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care, pharmacy, managed care and physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at

$6.2 billion for the 2013 fiscal year, which is lower than subsequent fiscal years as a result of a temporary increase in the federal share of Medicaid costs under ARRA.
The United States Department of Health and Human Services (“HHS”), which administers the Medicaid program, has communicated to the State that it may disallow a claim for a portion of the federal share of certain Medicaid costs that HHS believes should have been submitted as a different type of expenditure with a lower federal Medicaid rate than claimed. If it were disallowed, the City would be required to return approximately $111 million that it previously received. Discussions concerning such possible disallowance are ongoing.
The City funded portion of medical assistance payments is expected to increase to $6.272 billion, $6.353 billion, $6.322 billion and $6.322 billion in fiscal years 2014 through 2017, respectively. Such payments include, among other things, City-funded Medicaid payments, including City-funded Medicaid payments to HHC.
Health and Hospitals Corporation. HHC operates under its own section of the Financial Plan as a Covered Organization. (The Financial Emergency Act includes the financial plan for the City and certain State governmental agencies, public authorities or public benefit corporations which receive or may receive monies from the City directly, indirectly or contingently (the “Covered Organizations”.)) The HHC financial plan projects City-funded expenditures of $205 million in fiscal year 2013 decreasing to $175 million in fiscal year 2017. City-funded expenditures include City subsidy, intra-City payments and grants.
On an accrual basis, HHC’s total receipts before implementation of the HHC gap-closing program are projected to be $7.5 billion, $7.4 billion, $7.5 billion, 7.6 billion and $7.5 billion in fiscal years 2013 through 2017, respectively. Total disbursements before implementation of the HHC gap-closing program are projected to be $8.0 billion in fiscal year 2013 increasing to $8.9 billion in fiscal year 2017. These projections assume increases in fringe benefits in fiscal years 2013 through 2017. Significant changes have been and may be made in Medicaid, Medicare and other third-party payor programs, which could have adverse impacts on HHC’s financial condition.
Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, “NYCT”), the Housing Authority, City University of New York and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims which are discussed below under “Litigation.” In the past, the City has provided additional assistance to certain Covered Organizations which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.
New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. The financial plan for NYCT covering its 2012 through 2016 fiscal years was prepared in February 2013. The NYCT fiscal year coincides with the calendar year. The NYCT financial plan projects City assistance to the NYCT operating budget of $352.5 million in 2013 increasing to $442.1 million in 2016, in addition to real estate transfer tax revenue dedicated for NYCT use of $460.4 million in 2013 increasing to $600.8 million in 2016.
The NYCT financial plan includes additional revenues from a fare increase in 2011, three year net-zero and accelerated zero wage increases from 2011 through 2015 on pending labor negotiations, updated inflation assumptions and other actions. After reflecting such revenues and actions, the NYCT financial plan projects $9.0 billion in revenues and $11.9 billion in expenses for 2013, leaving a budget gap of $2.9 billion. After accounting for accrual adjustments and cash carried over from 2011, NYCT projects an operating budget surplus of $37.5 million in 2013. The NYCT financial plan forecasts operating budget gaps of $47 million in 2014, $261 million in 2015 and $490 million in 2016.
In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve county service area. The PMT is currently expected to raise revenues for the MTA in the amount of $1.3 billion in 2013, growing to $1.5 billion in 2016.
In June 2013, a State appellate court rejected a challenge to the constitutionality of the PMT by Nassau County and other localities. If that decision were successfully appealed, the MTA’s revenues would be reduced by the entire amount of the PMT. In addition, if the appeal were successful, the State legislature could eliminate funding that it currently provides to the MTA to replace the elimination of the PMT for school districts and small businesses, which was enacted into law effective in 2012. The amount of such reduction, if it occurred, is currently projected to be $310 million annually in 2013 through 2016.
The Metropolitan Transit Authority (“MTA”) Board approved the 2010-2014 Capital Program in April 2010 and the State Capital Program Review Board (“CPRB”) approved the first two years of it on June 2, 2010 because the MTA had identified funding for only the first two years of the program. The CPRB vetoed the last three years of the program without prejudice to permit the MTA additional time to resolve the funding issues. The MTA Board approved the amended 2010-2014 Capital Program in December 2011 and the CPRB approved it on March 27, 2012. The plan includes $22.2 billion for all MTA agencies, including $11.6 billion to be invested in the NYCT core system, $1.9 billion for NYCT network expansion, and $200 million for security. Due to damages caused by Hurricane Sandy on October 29, 2012, the MTA Board approved a revised 2010-2014 Capital Program in December 2012, that includes $4.8 billion in additional capital funds, of which $3.4 billion is for the NYCT.
The 2010-2014 Capital Program follows the 2005-2009 Capital Program, which provided approximately $17.1 billion for NYCT. In addition, the 2005-2009 Capital Program included approximately $2 billion for extension of the Number 7 subway line and other public improvements which will be funded with proceeds of bonds issued by the Hudson Yards Infrastructure Corporation.

Department of Education. State law requires the City to provide City funds for the DOE each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.

Certain Reports. From time to time, the Control Board staff, the OSDC, the City Comptroller, IBO and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.
Set forth below are summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.
On July 23, 2013 the City Comptroller released a report entitled “Comments on New York City’s Adopted Budget for Fiscal Year 2014 and the Financial Plan for Fiscal Years 2014-2017.” In the report, the City Comptroller identified net risks for fiscal years 2014 through 2017 which, when added to the results projected in the Financial Plan, would result in gaps of $2.87 billion, $2.64 billion, $1.89 billion and $1.11 billion in fiscal years 2014 through 2017, respectively. The differences from the Financial Plan projections result in part from the City Comptroller’s expenditure projections, which exceed those in the Financial Plan by $3.67 billion, $955 million, $854 million and $753 million in fiscal years 2014 through 2017, respectively, resulting from: (i) wage increases, including retroactive wage increases, as a result of collective bargaining with the City’s teacher and school administrator unions, which would result in increased costs of $3.50 billion in fiscal year 2014 and $900 million in each of fiscal years 2015 through 2017; (ii) increased overtime expenditures of $161 million in fiscal year 2014, and $100 million in each of fiscal years 2015 through 2017; (iii) uncertainty of receipt of increased Medicaid funds for special education services of $80 million in fiscal year 2014, and $100 million in each of fiscal years 2015 through 2017; (iv) lower estimates for judgments and claims expenditures of $68 million, $79 million, $115 million and $150 million in fiscal years 2014 through 2017, respectively; and (v) lower estimates for pension contributions in fiscal years 2015, 2016 and 2017 of $66 million, $131 million and $197 million, respectively, as a result of estimated pension gains in fiscal year 2013 above the actuarial interest rate assumptions. The differences from the Financial Plan also result from the City Comptroller’s revenue projections. The report estimates that (i) property tax revenues will be lower by $20 million in fiscal year 2014 and higher by $8 million, $239 million and $557 million in fiscal years 2015 through 2017, respectively; (ii) personal income tax revenues will be higher by $683 million, $213 million, $283 million and $362 million in fiscal years 2014 through 2017, respectively; (iii) business tax revenues will be higher by $69 million, $78 million and $36 million in fiscal years 2014, 2016 and 2017, respectively, and lower by $35 million in fiscal year 2015; (iv) sales tax revenues will be higher by $33 million, $42 million, $95 million and $100 million in fiscal years 2014 through 2017, respectively; and (v) real-estate related tax revenues will be higher by $32 million, $56 million and $42 million in fiscal years 2014 through 2016, respectively, and lower by $25 million in fiscal year 2017. The revenue projections result in higher net tax revenues of $797 million, $284 million, $737 million and $1.03 billion in fiscal years 2014 through 2017, respectively. The report notes that due to the recent court ruling with respect to the City’s planned sale of taxi medallions, the Comptroller’s Office no longer views the sale of taxi medallions as a risk to the City’s revenue projection. However, the report notes that it is still uncertain if the City’s revenue estimates from the sale of taxi medallions are realistic.

On July 23, 2013, the staff of OSDC released a report on the Financial Plan. The report notes that despite positive developments in the City’s economy, employment and real estate market, several areas of concern exist. These include the growth of health insurance costs and the City’s unfunded OPEB obligation, the outcome of collective bargaining with the City’s municipal unions, and the potential impact of the next round of federal budget cuts.
The OSDC report quantifies certain risks, partially offset by possible additional resources, to the Financial Plan. The report identifies net risks to the Financial Plan of $325 million, $285 million and $325 million in fiscal years 2015 through 2017, respectively, and net additional resources of $238 million in fiscal year 2014. When combined with the results projected in the Financial Plan, the report estimates budget gaps of $2.3 billion, $2.1 billion and $1.7 billion in fiscal years 2015 through 2017, respectively. The risks to the Financial Plan identified in the report include (i) decreased savings of $137 million in fiscal year 2014, and $125 million in each of fiscal years 2015 through 2017, if agency gap-closing actions are not successfully implemented, and (ii) $400 million, $360 million and $400 million in fiscal years 2015 through 2017, respectively, if the planned sale of additional taxi medallions is not successfully implemented. The report identifies additional revenues including (i) tax revenue of $300 million in fiscal year 2014 and $200 million in each of fiscal years 2015 through 2017, reflecting higher forecasts for personal income, sales and real estate transaction taxes, partially offset by a lower forecast for business tax collections and (ii) debt service savings of $75 million in fiscal year 2014. In addition to the adjustments to the Financial Plan projections set forth above, the OSDC report identifies two additional risks that could have a significant impact on the City. First, the OSDC report notes that the Financial Plan does not reflect in fiscal years 2014 through 2017 the impact of federal budget cuts scheduled to take effect in federal fiscal year 2014, and identifies resulting risks of $150 million in fiscal year 2014, and $200 million in each of fiscal years 2015 through 2017. Second, if wages for all City employees were to increase at the projected rate of inflation without any offsetting savings, costs would increase by $94 million, $219 million, $398 million and $606 million in fiscal years 2014 through 2017, respectively. Further, the report also notes that the Financial Plan assumes that the 14 percent income tax surcharge, which is valued at more than $1 billion and is set to expire on December 31, 2014, will be extended as it has been every two to three years since its enactment in 1991.
On July 18, 2013, the staff of the Control Board issued a report reviewing the Financial Plan. The report states that the City ended fiscal year 2013 with a $2.8 billion surplus, most of which is being used to balance the fiscal year 2014 budget. The report notes that the Financial Plan shows that the two fastest growing City expenditures are debt service and health care costs, and describes the depletion of the Retiree Health Benefits Trust and the lack of a plan to either reduce the OPEB liability or fund it other than on a pay-as-you-go basis as a concern. The report states that although the Financial Plan is based on reasonable assumptions with manageable risks and appropriate reserves, the outcome of collective bargaining with the City’s municipal unions will largely determine whether the financial stability over the Financial Plan years remains, or if outyear budget gaps will increase. The report quantifies certain risks to the Financial Plan. The report identifies possible risks of $102 million, $614 million, $610 million and $650 million in fiscal years 2014 through 2017, respectively. When combined with the results projected in the Financial Plan, these risks could result in estimated gaps of $102 million, $2.58 billion, $2.38 billion and $2.03 billion in fiscal years 2014 through 2017, respectively. The risks to the Financial Plan identified in the report include (i) increased uniformed services overtime expenses of $52 million, $164 million, $200 million and $200 million in fiscal years 2014 through 2017, respectively; (ii) the failure to achieve planned Police Department overtime savings of $50 million in each of fiscal years 2014 through 2017; and (iii) $400 million, $360 million and $400 million in fiscal years 2015 through 2017, respectively, if the planned sale of additional taxi medallions is not successfully implemented.
Outstanding General Obligation Indebtedness. As of July 1, 2013, approximately $41 billion of City general obligation bonds were outstanding, of which $6.05 billion are variable rate demand bonds.
Water and Sewer; New York City Transitional Finance Authority. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2014 through 2023, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $12.4 billion. The City’s Capital Commitment Plan for fiscal years 2013 through

2017 reflects total anticipated City-funded water and sewer commitments of $8.9 billion which are expected to be financed with the proceeds of Water Authority debt.
The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $1.800 billion, $1.035 billion, $942 million and $898 million of Building Aid Revenue Bonds in fiscal years 2014 through 2017, respectively.

Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Preliminary Ten-Year Capital Strategy for fiscal years 2014 through 2023 totals $53.7 billion, of which approximately 74% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.
Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes but is not limited to: actions commenced and claims asserted against the City arising out of alleged constitutional violations; torts; breaches of contract; other violations of law; and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims described below are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2012 amounted to approximately $6.3 billion.

New York State

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.
Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under the North American Industry Classification System (“NAICS”), the trade transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less employment and wages for the State than for the nation as a whole. The City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for half of all nonagricultural jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities. Federal, State, and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of about 40 percent of total State and local government employment.

Manufacturing and construction account for smaller shares of employment for the State than for the nation, while the combined service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.
Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2000, but the gap between them has since closed, with the State rate below that of the nation from the start of the national recession through the end of 2011, but rose above the national rate again in 2012. Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.
Annual Information Statement. The State Annual Information Statement (the “AIS”), dated June 19, 2013, reflects the State’s Enacted Budget Financial Plan (the “Financial Plan” or “Enacted Budget”) for Fiscal Year (FY) 2014 and set forth the State’s official Financial Plan projections for Fiscal Year 2014 through Fiscal Year 2017.
Fiscal Year 2013. General Fund receipts, including transfers from other funds, totaled $58.78 billion. Disbursements, including transfers to other funds, totaled $58.96 billion. The State ended FY 2013 with a General Fund balance of $1.61 billion, a decrease of $177 million from FY 2012 results, which reflects the difference between receipts and disbursements. The change in the General Fund balance from FY 2012 results reflects the planned use of balances set aside for: (a) the costs of labor settlements reached in FY 2013 that covered prior contract periods, and (b) disbursements from Community Projects Fund re-appropriations, offset by an increase in the undesignated fund balance.
Receipts for FY 2013 fell $281 million below projections reflected in the February 2013 Update to the State’s Annual Information Statement, dated May 11, 2012 (the “February 2013 AIS Update”). Tax receipts exceeded planned levels by $251 million, with stronger than anticipated collections for business taxes ($214 million) and personal income taxes ($82 million) offset in part by lower receipts from sales and use taxes ($15 million) and other taxes ($30 million). Miscellaneous receipts and non-tax transfers were $532 million below planned levels. This was due in part to the timing of transfers from other funds to the General Fund, and to lower than expected miscellaneous receipts collections for certain fines and fees. All planned tax refunds were made according to schedule.
General Fund disbursements, including transfers to other funds, were $417 million lower than estimated in the February 2013 AIS Update. Disbursements for disaster assistance related to recent natural disasters, were approximately $100 million below estimated levels in FY 2013. These costs are now expected to be incurred by the General Fund in FY 2014. In addition, disbursements fell below planned levels in a number of areas, including, but not limited to, Mental Hygiene ($98 million), the Office of Children and Family Services ($57 million), and the Judiciary ($36 million). Before the end of FY 2013, the State pre-paid from General Fund resources approximately $203 million in certain debt service not due until FY 2014.
The General Fund closing balance of $1.61 billion in FY 2013 was $136 million higher than estimated in the February 2013 AIS Update. The balance consisted of $1.47 billion in statutory reserves, $77 million reserved for labor settlements covering prior contract periods, $13 million reserved for debt management, and $100 million in an undesignated fund balance. The Enacted Budget assumes that an undesignated balance of $100 million at the close of FY 2013 will be used in FY 2014 to cover the timing of certain costs related to disaster assistance that were budgeted in FY 2013, but are now expected to be charged to the General Fund in FY 2014.

Fiscal Year 2013-2014. In developing the Executive “Budget” proposal for FY 2014, the Division of the Budget (“DOB”) estimated that, if no corrective actions were taken, the State faced a projected General Fund budget gap of $1.35 billion for FY 2014. The General Fund budget gaps in future years were projected at $4.0 billion in FY 2015, $5.2 billion in FY 2016, and $5.7 billion in FY 2017. Budget gaps represent the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them. The General Fund gap estimates were based on a number of assumptions and projections developed by the DOB in consultation with other State agencies.
On January 22, 2013, the Governor submitted his Executive Budget proposal for FY 2014, and made amendments thereto through February 21, 2013, as permitted by law. On February 25, 2013, DOB issued the Executive Budget Financial Plan, as amended, which included projections for FY 2013 through FY 2017 that reflected the estimated impact of the Governor’s Executive Budget proposal. The Governor’s Executive Budget proposed measures (the “ gap-closing plan”) that, if enacted without modification, were expected to be sufficient to eliminate the General Fund budget gap of $1.35 billion in FY 2014, and to reduce the future projected budget gaps to $2.1 billion in FY 2015, $3.6 billion in FY 2016, and $4.2 billion in FY 2017.
On March 28, 2013, the Legislature completed final action on the budget for FY 2014, which began on April 1, 2013. Consistent with past practice, the Legislature enacted the annual debt service appropriations in advance of the other appropriations (the debt service appropriations were passed on March 20, 2013). On April 10, 2013, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the Financial Plan.
DOB estimates that the Enacted Budget for FY 2014 is balanced in the General Fund on a cash basis, eliminating the gap in FY 2014 and reducing future projected budget gaps to $2.0 billion in FY 2015 and $2.9 billion in both FY 2016 and FY 2017. The following table summarizes the General Fund Enacted Budget for FY 2014, and compares it to FY 2013 results.
Risks and Uncertainties Related to the State Financial Plan. The Enacted Budget Financial Plan is subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Enacted Budget Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Enacted Budget Financial Plan.
The Enacted Budget Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of national and international events, such as ongoing instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments on bonus income and capital gains realizations; and the levels of household debt on consumer spending and State tax collections.
Among other factors, the Enacted Budget Financial Plan is subject to various other uncertainties and contingencies relating to the extent, if any, to which wage increases for State employees exceed projected annual wage costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid contemplated by the Enacted Budget Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail herein. The projections and assumptions contained in the Financial Plan are subject to revisions which may reflect substantial adverse changes resulting from the occurrence of one or more uncertainties. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.
Budget Risks and Uncertainties. There can be no assurance that the State’s General Fund budget gaps will not increase materially from current projections. If such events were to occur, the State would be required to take additional gap- closing actions. These may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.
The Financial Plan projections assume that School Aid and Medicaid disbursements will be limited to the growth in NYS personal income and the ten-year average growth in the Medicaid component of Consumer Price Index (CPI), respectively, however, the Enacted Budget authorizes spending for School Aid to increase in excess of the growth in personal income for School Year (SY) 2014.
State law grants the Executive certain powers to achieve the Medicaid savings assumed in the Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in Department of Health (“DOH”) State Funds Medicaid spending to the levels estimated in the Enacted Budget. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State’s Health Care Reform Act (“HCRA”) fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.
The forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan, including payments pursuant to the Tribal State Compact that have failed to materialize in prior years; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year or future years.
Federal Risks. The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes. Any reduction in Federal funding levels could have a materially adverse impact on the State’s Financial Plan. In addition, the Enacted Budget may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.
The Federal government lowered Medicaid developmental disability center payment rates, effective April 1, 2013, which will reduce Federal funding to the State by approximately $1.1 billion beginning in FY 2014. The Enacted Budget includes a plan to address the loss in Federal aid, including $90 million in Office for People with Developmental Disabilities (“OPWDD”) savings associated with reduced administrative costs, enhanced audit recoveries and improved program efficiencies. The plan is subject to implementation risks and is dependent, in part, on the approval of the Federal government. As described below, the Federal Centers for Medicare and Medicaid Services (“CMS”) may seek to retroactively recover Federal funds regarding this matter.
In addition to the reductions in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (ICF/DD). The initial review period includes claims for services provided during the period April l, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to have been in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments to ICF/DDs with a State plan change effective April 1, 2013, and continues to have discussions with CMS to resolve these concerns related to the April 1, 2010 through March 31, 2011 period. As noted above, adverse action by the Federal government relative to the allowability of Medicaid costs or services in years prior to FY 2014 is expected to result in a reduction in Federal aid of an estimated $1.1 billion annually. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS. Matters of this type are sometimes resolved with a prospective solution (as already commenced by the State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the Enacted Budget Financial Plan.
The Federal Budget Control Act (“BCA”) of 2011 imposed annual caps on Federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction, which, if not enacted, would be achieved through the sequestration of funds in Federal Fiscal Year (“FFY”) 2013 and lowered discretionary spending caps in the following years. As the required deficit reduction was not achieved by the March 1, 2013 deadline, an across-the-board 5 percent reduction in FFY 2013 funding for Federal nondefense discretionary programs was implemented. If Congress does not act to otherwise achieve the BCA deficit reduction requirements, DOB estimates that New York

State and local governments could lose approximately $5 billion in Federal funding over nine years, mostly from reductions in “pass-through” aid to individuals, school districts, not-for-profit providers, and other beneficiaries.
Health Insurance Company Conversions. State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State is entitled to proceeds from a health care conversion and such proceeds must be used for health care related expenses. The Enacted Budget counts on conversion proceeds of $175 million in FY 2014, and $300 million annually in FY 2015, FY 2016, and FY 2017. In recent years, the Financial Plan has counted on similar amounts from conversions, which have not been realized. It is expected that any proceeds received will be deposited into the HCRA account. If estimated proceeds from health care conversions are not realized on the timetable or at the levels assumed in the Enacted Budget, the State may be required to take other actions, such as reducing planned spending in HCRA, or financing additional health care expenses in the General Fund, or both.
Status of Current Labor Negotiations. The State has labor contracts with its two largest employee unions, the Civil Service Employees Association and the Public Employees Federation (“PEF”), as well as New York State Police Benevolent Association (“NYSPBA”) (representing the Agency Police Services Unit bargaining unit, formerly Agency Law Enforcement Services), New York State Correctional Officers and Police Benevolent Association, Council 82, and United University Professors (“UUP”). The State has labor contracts with approximately 90 percent of unionized State employees. Generally, the contracts provide for no across-the-board salary increases for FY 2012 through FY 2014, increases to employee health insurance contributions, and a temporary reduction in employee compensation through a deficit reduction program (“ DRP”). Employees will receive a 2 percent salary increase in both FY 2015 and FY 2016; and, at the end of their contract term, the value of FY 2013 deficit reduction adjustments. The PEF and NYSPBA contracts generally mirror the provisions for the other unions, but cover a four-year period, whereas the others cover a five-year period. PEF and NYSPBA-represented employees will receive a 2 percent salary increase in FY 2015. PEF-represented employees will be repaid all DRP adjustments at the end of their contract in lieu of the $1,000 lump sum payment. Employees represented by the UUP ratified their agreement with the State on June 4, 2013. The agreement contains no general salary increases until 2014 and 2015 when there will be 2 percent general salary increases awarded in each year, payments to be awarded by the Chancellor, and performance incentive lump sum payment awarded by campus presidents. UUP-represented employees will also have a DRP. Employees in the unions that have reached settlements with the State received contingent layoff protection through FY 2013 and continued protection for the remaining term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, the Spending and Government Efficiency Commission determinations, or material or unanticipated changes in the State’s fiscal circumstances are not covered by this protection.
Labor Settlements for Prior Contract Periods. The Enacted Budget continues to identify a portion of the General Fund balance to cover the costs of a pattern settlement with unions that have not agreed to contracts for prior contract periods. The amount is calculated based on the general salary increases agreed to by the State’s largest unions for the same period. There can be no assurance that actual settlements related to prior periods will not exceed the amounts reserved. In addition, the State’s ability to fund the amounts reserved in FY 2014 and beyond depends on the achievement of balanced budgets in those years. The Enacted Budget does not include reserves for settlements covering the current contract period (i.e., starting in FY 2012).
Current Cash-Flow Projections. The State authorizes the General Fund to borrow resources temporarily from available funds in Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other moneys belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.
DOB expects that the State will have sufficient liquidity to make payments as they become due throughout FY 2014, but that the General Fund may, from time to time on a daily basis, need to borrow resources temporarily from other funds in STIP. As noted above, the State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax (“ PIT”) bonds, continues to be set aside as required by law and bond covenants.

Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs beginning in FY 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which, in FY 2014 will be 12.5 percent of payroll for the Employees Retirement System (“ERS”) and 20.5 percent for the Police and Fire Retirement System (“PFRS”), may be amortized.
The Enacted Budget forecast assumes that the State will continue to amortize a portion of its pension costs, pursuant to the FY 2011 legislation. The State’s minimum ERS pension contribution rate, as a percentage of payroll, was 9.5 percent in FY 2011, 10.5 percent in FY 2012, and 11.5 percent in FY 2013. DOB projects the rate to be 12.5 percent in FY 2014, 13.5 percent in FY 2015, 14.5 percent in FY 2016, and 15.5 percent in FY 2017. The FY 2018 amortization threshold is projected by DOB to equal the normal contribution rate of 15.6 percent of payroll. Therefore, no amortization of ERS costs will be applicable for FY 2018 and beyond.
The State’s minimum PFRS pension contribution rate was 17.5 percent in FY 2011, 18.5 percent in FY 2012 and 19.5 percent in FY 2013. DOB projects the rate to be 20.5 percent in FY 2014, 21.5 percent in FY 2015, 22.5 percent in FY 2016, and 23.5 percent in FY 2017. The PFRS amortization threshold is also projected to equal the normal contribution rate of 23.7 percent by FY 2018. Therefore, no amortization of ERS costs will be applicable for FY 2018 and beyond. These projected contribution rates, however, are a function of projected market returns and future actuarial assumptions with the next quinquennial study to take place in 2015 and are subject to change.
The authorizing legislation also permits amortization in all future years if the actuarial contribution rate is greater than the amortization thresholds. In addition, the State is required to begin repayment of the amounts amortized beginning in the fiscal year immediately following the amortizations. Repayment of the amortized amounts is required to be made over a period of not more than ten years at an interest rate to be determined by the State Comptroller annually for amounts amortized in that year and with the rate fixed for the entire term of that amortization.
In March of 2013, the State made pension payments to NYSLRS that totaled $1.181 billion for FY 2013, and amortized $674 million. In addition, the State’s Office of Court Administration (“OCA”) made its pension payment of $189 million, and amortized $104 million. The $778 million in total deferred payments will be repaid with interest over the next ten years, beginning in FY 2014.
For amounts amortized in FY 2011, FY 2012, and FY 2013, the State Comptroller set interest rates of 5 percent, 3.75 percent and 3 percent, respectively. The Enacted Budget forecast assumes that both the State and OCA will elect to amortize pension costs in future years, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 3 percent (per annum) over ten years from the date of each deferred payment, consistent with the interest rate charged on the FY 2013 amortized amounts.
As noted above, DOB’s most recent pension contribution rate forecast assumes that the normal contribution rate will equal the amortization threshold in FY 2018. Therefore, the State will not have the option to amortize any of its pension costs in 2018, or in the immediately succeeding fiscal years.
Other Post-Employment Benefits. State employees become eligible for post-employment benefits (health insurance) if they reach retirement while working for the State, are enrolled in New York State Health Insurance Program (“NYSHIP”) (or are enrolled in the State’s opt-out program) at the time they have reached retirement, and have at least ten years of NYSHIP benefits eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a PAYGO basis as required by law.
In accordance with Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. The Annual Required Contribution represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.
As reported in the State’s Basic Financial Statements for FY 2012, an actuarial valuation of OPEB liabilities was performed as of April 1, 2010. The valuation calculated the unfunded actuarial accrued liability as of April 1, 2010 at $72.1 billion ($59.7 billion for the State and $12.4 billion for the State University of New York (“SUNY”)), determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The annual OPEB cost for FY 2012 totaled $3.9 billion ($3.1 billion for the State and $0.8 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.5 billion ($1.9 billion for the State and $0.6 billion for SUNY) above the payments for retiree costs made by the State in FY 2012. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASB Statement 45 reduced the State’s net asset condition at the end of FY 2012 by $2.5 billion.
An updated actuarial valuation of OPEB liabilities was also performed as of April 1, 2012. The unfunded actuarial accrued liability for FY 2013 is $66.5 billion ($54.3 billion for the State and $12.2 billion for SUNY). The annual OPEB cost totaled $3.4 billion ($2.6 billion for the State and $0.8 billion for SUNY). The unfunded actuarial accrued liability and annual OPEB cost for the State detailed in this paragraph are unaudited. Audited amounts will ultimately be reflected in the Basic Financial Statements for the State and SUNY for FY 2013.
GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no funding is assumed for this purpose in the State Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.
There is no provision in the current Financial Plan to pre-fund OPEB liabilities. If such liabilities were pre-funded, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of Governor’s Office of Employee Relations, Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.
Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State Financial Plan.
Update on Storm Recovery. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties, and was soon followed by the September 2011 Tropical Storm Lee which caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presents economic and financial risks to the State. Major disaster response and recovery activities have been ongoing. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide, of which New York anticipates receiving $30 billion. The State expects to receive $5.1 billion in extraordinary Federal assistance during FY 2014 specifically for Superstorm Sandy expenses. There can be neither the assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities, nor that such Federal disaster aid will be provided on the expected schedule.
Climate Change Adaptation. Climate change is expected to cause long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities is expected to be needed to adapt existing infrastructure to the risks posed by climate change.
Financial Conditions of New York State Localities. The fiscal demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside the City, including cities, and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.
Bond Market. Implementation of the Enacted Budget is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales will, among other things, be subject to prevailing market conditions.

Future developments in the financial markets generally, as well as future developments concerning the State and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.
Capital Commitment Plan and Debt Reform Act Limit. The New York Works Task Force was formed in FY 2013 to assist in the coordination of long-term capital planning among State agencies and public authorities. Consistent with the long-term planning goals of New York Works, the DOB has for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns.
The Debt Reform Act of 2000 restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001 and was fully phased-in at 4 percent of personal income during FY 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001 and will increase until it is fully phased in at 5 percent during FY 2014. For FY 2012, the last year for which a calculation has been completed, the State was in compliance with the statutory caps based on calendar year 2011 personal income and FY 2012 debt outstanding. The FY 2013 calculation is expected to be completed in October 2013.
Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.6 billion in FY 2013 to $560 million in FY 2016. This includes the estimated impact of the bond-financed portion of increased capital commitment levels included in the 10-year capital planning projections and debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Going forward, bonds issued under the newly created SUNY Dormitory Facilities Revenue credit will not be included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.
Debt Financing Changes. Legislation enacted with the FY 2014 Enacted Budget creates a new Sales Tax Revenue Bond Program. The legislation creates the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The new Sales Tax Revenue Bonds will be secured by the pledge of payments from this fund, which will receive 1 percent of the State’s 4 percent sales and use tax receipts. With a limited exception, upon the satisfaction of all of the obligations and liabilities of the Local Government Assistance Corporation (“LGAC”), the amount of sales tax receipts directed to this fund will increase to 2 percent. Tax receipts in excess of debt service requirements will be transferred to the State’s General Fund.
DOB expects the first Sales Tax Revenue Bond issue to close in the third quarter of FY 2014 and that the Sales Tax Revenue Bonds will be used interchangeably with the State PIT bonds to finance most of the State capital needs. Based on current projections and anticipated coverage requirements, the State expects to issue about $1 billion of Sales Tax Revenue Bonds annually.
Legislation included in the FY 2014 Enacted Budget creates a new bonding program for SUNY Dormitory Facilities. The new bonding program will be supported solely by third party revenues generated by student rents. All rental revenues will flow to the newly created Dormitory Facilities Revenue Fund held by the Commissioner of Taxation and Finance and owned by Dormitory Authority of the State of New York (“DASNY”) for the payment of debt service without an appropriation. Unlike the existing program, the new program will not include a SUNY general obligation pledge, thereby eliminating any recourse to the State. Accordingly, such bonds will not be classified as State-supported debt for purposes of the Debt Reform Act. It is expected that future SUNY Dormitory Facilities capital needs will be funded through the new credit. Under this legislation, the existing SUNY Dormitory Facilities lease revenue bonds and associated debt service will continue to be counted as State-supported debt until they are refunded into the new program or are paid off at maturity.
Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay for the cost of upgrading their primary health care facilities. In the event of shortfalls in revenues to pay debt service on the Secured Hospital bonds (which include hospital payments made under loan agreements between DASNY and the hospitals and certain reserve funds held by the applicable trustees for the bonds) the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency and by the DASNY through the Secured Hospital Program. As of March 31, 2013, there was approximately $421 million of bonds outstanding for this program.
The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the six remaining hospitals in the program, two are experiencing significant operating losses that have impaired their ability to remain current on their loan agreements with DASNY. In relation to the Secured Hospital Program, the State plans to pay debt service costs of $13 million in FY 2014, approximately $30 million annually for FY 2015 through FY 2017, and $17 million in FY 2018. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for two hospitals that currently are not meeting the terms of their legal agreements with DASNY, as well as the debt service costs of a third hospital that is now closed. The State has estimated additional exposure of up to $44 million annually, if all hospitals in the program failed to meet the terms of their agreement with DASNY and if available reserve funds were depleted.
SUNY Downstate Hospital. To address the deteriorating financial condition of SUNY Downstate Hospital, legislation included in the FY 2014 Enacted Budget required the Chancellor of SUNY to submit to the Governor and the Legislature a sustainability plan for the Downstate Hospital on or before June 1, 2013, and upon approval by both the Commissioner of Health and the Director of Budget, for the Chancellor of SUNY to initiate implementation of such plan by June 15, 2013. Specifically, the legislation required the sustainability plan to: 1) set forth recommendations necessary to achieve financial stability for Downstate Hospital, and 2) preserve the academic mission of Downstate Hospital’s medical school. In accordance with this legislation, the Chancellor of SUNY submitted a sustainability plan for Downstate Hospital on May 31, 2013, and supplemented the plan with changes in a letter dated June 13, 2013. The supplemented plan was approved by both the Commissioner of Health and the Director of the Budget on June 13, 2013. As part of the approved sustainability plan, State financial assistance will be made available based on the implementation of specific initiatives necessary to achieve the financial milestones included in the sustainability plan.
State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide pension benefits to public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). State employees made up about 32 percent of the membership during FY 2012. There were 3,332 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.
As of March 31, 2013, approximately 648,000 persons were members of the Systems and approximately 413,000 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”
The Common Retirement Fund (“CRF”, a pooled vehicle in which the assets of the Systems are held and invested) experienced significant investment losses in FY 2009. These investment losses negatively impacted the value of assets held by the CRF for the Systems. In order to protect employers from potentially volatile contributions tied directly to the value of the Systems’ assets held by the CRF, the Systems utilize a multi-year smoothing procedure. One of the factors used to calculate employer contribution requirements is the assumed investment rate of return used by the Systems Actuary, which is currently 7.5 percent. The current actuarial smoothing method spreads the impact of gains or losses above or below the 7.5 percent assumed investment rate of return over a 5-year period. Thus, because of the significant investment loss in FY 2009, employer contribution rates increased for FY 2011, FY 2012, FY 2013 and FY 2014 and a further increase is expected for FY 2015. The amount of future annual employer contribution rates will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the Systems as of each April 1. Final contribution rates for FY 2014 were released in early September 2012. The average ERS rate increased from 18.9 percent of salary in FY 2013 to 20.9 percent of salary in FY 2014, while the average PFRS rate increased from 25.8 percent of salary in FY 2013 to 28.9 percent of salary in FY 2014.
Legislation enacted in May 2003 realigned the Systems’ billing cycle to match participating local governments’ budget cycles and also instituted a minimum annual payment of at least 4.5 percent of payroll every year. The employer contribution for a given fiscal year is based in part on the value of the CRF’s assets and its liabilities on the preceding April 1. Chapter 260 of the Laws of 2004 authorized employers to amortize over ten years, at 5 percent interest, a portion of their annual bill for FY 2005, FY 2006 and FY 2007. As of March 31, 2013, the amortized amount receivable pursuant to Chapter 260 from the State is $175.5 million and from participating employers is

$47.0 million. The State paid $1,406.7 million in contributions (including Judiciary) for FY 2013 including amortization payments of approximately $87.1 million pursuant to Chapter 260.
Legislation enacted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amounts at a rate determined annually by the State Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year is fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year. For amounts amortized in FY 2011, the State Comptroller set an interest rate of 5 percent. For amounts amortized in FY 2012, the interest rate is 3.75 percent. For amounts amortized in FY 2013, the rate is 3 percent. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately from pension assets. Over time, it is expected that this will reduce the budgetary volatility of employer contributions. As of March 31, 2012, the amortized amount receivable for the 2011 amortization is $208.9 million from the State and $36.3 million from participating employers and the amortized amount receivable for the 2012 amortization is $515.4 million from the State and $191.8 million from the participating employers. In FY 2013, the State elected to amortize $778.5 million and 137 participating employers amortized a total of $368.9 million.
The FY 2014 Enacted Budget included an alternate contribution program (the “Alternate Contribution Stabilization Program”) that provides certain participating employers with a one-time election to amortize slightly more of their required contributions than would be available for amortization under the 2010 legislation. In addition, the maximum payment period is increased from ten years to twelve years. The election is available to counties, cities, towns, villages, the Boards of Cooperative Educational Services, school districts and the four public health care centers operated in the counties of Nassau, Westchester and Erie. The State is not eligible to participate in the Alternate Contribution Stabilization Program.
Eligible employers have a one-time only option to elect to participate in the Alternate Contribution Stabilization Program, which begins with FY 2014. For those eligible employers electing the Alternate Contribution Stabilization Program, the graded contribution rate for fiscal years ending 2014 and 2015 is 12 percent of salary for ERS and 20 percent of salary for a PFRS. Thereafter, the graded contribution rate will increase one half of one percent per year towards the actuarially required rate. Electing employers may amortize the difference between the graded rate and the actuarially required rate over a twelve year period at an interpolated twelve year Treasury Security rate. As with the original Contribution Stabilization Program, when contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elect to amortize under the alternate program will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.
The estimated State payment (including Judiciary) for FY 2014 is $2,717.7 million. The State has prepaid $132.8 million and has been credited with the related interest adjustment. If the State (including Judiciary) opts to amortize the maximum amount permitted, it would reduce the required March 1, 2014 payment by $938.0 million. The State payment for FY 2014 is an estimate. If this amount changes, then the amount that can be amortized would also change. Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.
Pension Assets and Liabilities. The Systems’ assets are held by the CRF for the exclusive benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the State Comptroller as trustee of the CRF. The Systems report that the net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.5 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $3.9 billion or 2.6 percent from the FY 2011 level of $149.5 billion. The increase in net assets available for benefits from FY 2011 to FY 2012 reflects, in large part, equity market performance. The valuation used by the Systems Actuary will be based on audited net assets available for benefits as of March 31, 2013 and will be included in the NYSLRS’ CAFR for that fiscal year. Based on unaudited data for invested assets, the Systems estimate an approximate gain of 10.38 percent for FY 2013.
Consistent with statutory limitations affecting categories of investment, the State Comptroller, as trustee of the CRF, establishes a target asset allocation and approves policies and procedures to guide and direct the investment activities of the Division of Pension Investment and Cash Management. The purpose of this asset allocation strategy is to identify the optimal diversified mix of assets to meet the requirements of pension payment obligations to members. In the fiscal year ended March 31, 2010, an asset liability analysis was completed and a long-term policy allocation was adopted. The current long-term policy allocation seeks a mix that includes 43 percent equities (30 percent domestic and 13 percent international); 22 percent bonds, cash and mortgages; 8 percent inflation indexed bonds and 27 percent alternative investments (10 percent private equity, 6 percent real estate, 4 percent absolute return or hedge funds, 4 percent opportunistic and 3 percent real assets). Since the implementation of the long-term policy allocation will take several years, transition targets have been established to aid in the asset rebalancing process.
The Systems report that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to $198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2012 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20 percent of the unexpected loss for FY 2012, 40 percent of the unexpected gain for FY 2011, 60 percent of the unexpected gain for FY 2010 and 80 percent of the unexpected loss for FY 2009. Actuarial assets decreased from $148.6 billion on April 1, 2011 to $147.8 billion on April 1, 2012. The funded ratio, as of April 1, 2012, calculated by the Systems Actuary in August 2012 using the entry age normal funding method and actuarial assets, was 87 percent.
Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt or the broader measure of State-related debt.
“ State-supported debt” represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include PIT Revenue Bond program and the LGAC bonds. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits – general obligation bonds, PIT Revenue Bonds, and the new Sales Tax Revenue Bond program, which was authorized in the Enacted Budget.
“State-related debt” is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes general obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not included in the State’s GAAP-basis financial statements.
The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.
The issuance of general obligation debt and debt of LGAC is undertaken by OSC. All other State- supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB. The Authorized Issuers include the New York State Thruway Authority (“ NYSTA”), DASNY, the Empire State Development, the Environmental Facilities Corporation (“EFC”), and the Housing Finance Agency (“HFA”) for PIT Revenue Bonds and NYSTA, DASNY, and ESD for Sales Tax Revenue Bonds. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board and the State Comptroller.
The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual obligation financing arrangements.
With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term general obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years.
The State Constitution permits the State to undertake short-term general obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to general obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.
Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing” ). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025.
The legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).
The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.
Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York

City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by The City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The FY 2014 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.
State Personal Income Tax Revenue Bond Financing. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of PIT Revenue Bonds by DASNY, the New York State EFC, HFA, the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation, (collectively, the “Authorized Issuers”). The legislation requires 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds.
Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.
As of March 31, 2013, approximately $27 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.5 billion annually over the next four years, PIT coverage is expected to decline from 3.8 times in FY 2014 to 3.7 times in FY 2017.
Debt Reform Act. The Debt Reform Act of 2000 restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001 and was fully phased-in at 4 percent of personal income during FY 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001 and will increase until it is fully phased in at 5 percent during FY 2014. For FY 2012, the last year for which a calculation has been completed, the State was in compliance with the statutory caps based on calendar year 2011 personal income and FY 2012 debt outstanding. The FY 2013 calculation is expected to be completed in October 2013.
Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.6 billion in FY 2013 to $560 million in FY 2016. This includes the estimated impact of the bond-financed portion of increased capital commitment levels included in the 10-year capital planning projections and debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Going forward, bonds issued under the newly created SUNY Dormitory Facilities Revenue credit will not be included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.
Public Authorities. Public Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its authorities were to default on their respective obligations, particularly those classified as State-supported or State-related debt.
The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings. The FY 2013 Enacted Budget authorized any public benefit corporation to make voluntary contributions to the State’s General Fund at any time from any funds as deemed feasible and advisable by the public benefit corporation’s governing board after due consideration of the public benefit corporation’s legal and financial obligations, and deemed such payment a “valid and proper purpose” for such funds. This authorization expired on March 31, 2013.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

New York City. The fiscal demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities, and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.
Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and January 2012, the State Legislature passed 21 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, including a total of four passed during the 2009 and 2010 legislative sessions. However, the legislation introduced during the regular 2012 legislative session that would have authorized Rockland County and the City of Long Beach to issue bonds to address accumulated deficits did not pass both houses of the legislature. Similar legislation on behalf of these two entities is also being considered in 2013. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.
The Buffalo Fiscal Stability Authority has exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.
In January 2011, the Nassau County Interim Finance Authority (NIFA) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court and did not prevail. NIFA is now exercising Control Period powers over Nassau County.
On February 14, 2013, the U.S. District Court for the Eastern District of New York issued an opinion in Carver, et al. v. Nassau County Interim Finance Authority, et al. granting the plaintiffs’ (law enforcement unions) motion for summary judgment seeking to nullify NIFA’s imposition of a wage freeze during the control period in 2011. The court stated that the operation of its judgment shall be stayed pending an appeal, by NIFA to the United States Court of Appeals for the Second Circuit. Both NIFA and the County have appealed.
Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which presently perform certain review and advisory functions. The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s FY 2013 or thereafter.
Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. And, in some cases, these delays have necessitated short-term borrowing at the local level. More recent developments that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; new constraints (for local governments other than in New York City and school districts outside New York City and the four other largest cities in New York State) on raising property tax revenues given legislation that now limits growth in the tax levy, subject to override; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.
Grants to Local Governments. Grants to local governments includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. State-funded local assistance spending is estimated at $59.6 billion in FY 2014 and accounts for over 65 percent of total State Operating Funds spending. Education and health care spending account for three-quarters of local assistance spending. Other local assistance programs and activities include criminal justice, economic development, aging, and housing. Spending in these areas is not expected to change materially over the Financial Plan period.
Medicaid. Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments (including New York City). New York State’s Medicaid spending is projected to total approximately $55.7 billion in FY 2014, including the local contribution.
The Enacted Budget reflects continuation of the Medicaid spending cap enacted in FY 2012, and recommends funding consistent with its provisions. The cap is based on the ten-year average change in the medical component of the CPI. Statutory changes approved with the FY 2012 Enacted Budget to grant the Executive certain administrative powers to help hold Medicaid spending to the capped level were amended through legislation included in the FY 2014 Enacted Budget to provide flexibility to adjust Medicaid projections to meet unanticipated costs resulting from events such as a natural or other type of disaster. The statutory provisions of the Medicaid spending cap have been extended through FY 2015, pursuant to authorization included in the FY 2014 Enacted Budget. The cap itself remains in place, and the Financial Plan assumes that statutory authority will be extended in subsequent years.
Based on updated data, the allowable growth under the cap is 3.9 percent. The FY 2014 Enacted Budget also eliminates the FHP program effective January 1, 2015. The majority of the population receiving health care benefits through FHP will begin receiving more robust health care benefits through the Medicaid program, pursuant to new Medicaid eligibility thresholds and increased Federal payments pursuant to the ACA. The remaining FHP population, those above Medicaid levels, will be eligible for Federal tax credits in the Health Insurance Exchange and the State will pay all additional out-of-pocket costs for these individuals. The proposed transition to the Exchange is expected to provide savings to the State of $59.0 million in FY 2015, and $67.5 million thereafter.
Factors affecting the level of Medicaid spending growth that must be managed within the cap include Medicaid enrollment, costs of provider health care services (particularly in managed care) and levels of utilization. The number of Medicaid recipients, including FHP, is expected to exceed 5.6 million at the end of FY 2014, an increase of 7.3 percent from the FY 2013 caseload of 5.3 million, a result mainly attributable to expanded eligibility pursuant to the ACA. Under the provisions of the ACA, the Federal government is expected to finance a greater share of Medicaid costs, the impact of which is expected to lower future growth in the State share of Medicaid costs beginning in FY 2014.
Total “state share” Medicaid, which includes Medicaid costs of State agencies in addition to DOH, reflects downward spending adjustments of $820 million in FY 2014, $535 million in FY 2015, and $357 million thereafter. This is attributable to the impact of reduced Federal revenue associated with the reimbursement of Medicaid costs at State-operated facilities providing developmental disability services. To compensate for the reduced Federal reimbursement for services provided, the State is undertaking various actions to reduce overall costs while minimizing any impact on service delivery. These actions include shifting a portion of OPWDD Medicaid costs to DOH, the impact of which is expected to be managed on a neutral Financial Plan basis through the implementation of several actions, including comprehensive program reforms consistent with other states to generate Federal reimbursement for services already being provided, and the management of certain Medicaid Redesign Team (“MRT”) investment initiatives. These savings are valued at $730 million in FY 2014, $445 million in FY 2015, and $267 million in each of FYs 2016 and 2017, and are part of the Mental Hygiene Stabilization Fund within the DOH global spending cap.
The FY 2013 Enacted Budget included authorization for the State to take over administration of the Medicaid program, and to cap spending on local Medicaid administration at FY 2012 appropriation levels. The FY 2013

Enacted Budget also provided Medicaid spending relief for all counties and New York City by reducing growth in local Medicaid payments. These changes are expected to provide fiscal and administrative relief to local governments.
As allowed under the FY 2013 Enacted Budget legislation, Monroe County, which had previously authorized a State intercept of sales tax in lieu of payment for its portion of the local share of Medicaid, chose to enter the Medicaid program effective February 1, 2013. Monroe County is expected to benefit in the long-term from entering the local cap program, as future costs associated with its Medicaid growth will be paid for by the State under the phased-in takeover initiative.
The State share of DOH Medicaid spending is comprised of the General Fund, HCRA, provider assessment revenue, and indigent care payments.
The FY 2014 Enacted Budget transfers all administrative costs, including those State resources associated with the local Medicaid takeover program, from the Public Health budget to the Medicaid budget. This change will align operational resources with programmatic responsibilities, and provide the necessary flexibility for meeting emerging needs during the course of the year. Using additional efficiencies gained from the local Medicaid takeover, this change is expected to avoid State General Fund costs of approximately $32 million in FY 2014, $50 million in FY 2015, and $67 million annually thereafter, without placing additional fiscal pressure on the Medicaid Global Cap.
Ongoing MRT efforts have identified a variety of other programmatic efficiencies and re-investments which are expected to improve overall service delivery within the health care industry, but which are not expected to have a significant net financial impact on the State’s Medicaid program.
School Aid. The State finances School Aid and New NY Education Reform Initiatives from General Fund receipts and from Lottery Fund receipts, including Video Lottery Terminals (“VLTs”), which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.
State spending for School Aid and New NY Education Reform Initiatives is projected to total $20.5 billion in FY 2014. In future years, receipts available to finance this category of aid from core lottery sales are projected to remain stable, while VLT receipts are anticipated to increase through FY 2015 as a result of the recent implementation of the VLT facility at the Aqueduct Racetrack. In addition to State aid, school districts receive approximately $3 billion annually in Federal categorical aid.
In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; pre-kindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.
Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, non-public school aid, and various special education programs. In special education, New York provides a full spectrum of services to over 400,000 students from ages 3 to 21. Higher and professional education programs monitor the quality and availability of postsecondary education programs and regulate the licensing and oversight of 50 professions.
Special education growth is primarily driven by an increase in program costs and enrollment for preschool special education and the summer school special education programs. The increase in other education spending for FY 2014 over FY 2013 is driven primarily by one-time costs associated with targeted aid and grants, which are not projected to continue beyond FY 2014.
In order to enhance oversight of the preschool special education program, the FY 2014 Enacted Budget also supports the expansion of State and county audit capabilities and the development of data systems to enhance analysis of available program data.

APPENDIX 7

Economic and Financial Conditions in Ohio

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Multi-State Trust has not independently verified the information.
The State of Ohio operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. The State Constitution effectively precludes the State from ending a fiscal year or a biennium in a “deficit” position.
With each office performing specific functions relating to State expenditures, the Office of Budget and Management (OBM) and the Treasurer of State account for and report on the State’s fiscal affairs. OBM maintains records of the appropriations made by the General Assembly, and its Director, appointed by the Governor, certifies the availability of unencumbered appropriations as a condition of contract validity. OBM fiscal functions include the development and oversight of operating and capital budgets as well as the review, processing, and reporting of financial transactions for most State departments and agencies (excluding, among others, higher education institutions). The OBM Director’s certification is required for all expenditure vouchers before OBM may issue State warrants. Upon certification, OBM updates its accounting records to reflect the level of vouchered expenditures. The Treasurer of State maintains the cash and investments that comprise the State treasury and invests State funds. The Treasurer redeems the warrants issued by OBM when presented for payment by financial institutions and monitors the amounts and the timing of payments to determine the State’s cash flow position for investment purposes.
State financial reporting practices have been and are in accordance with generally accepted accounting principles (GAAP basis). Each Comprehensive Annual Financial Report (CAFR) includes the State’s Basic Financial Statements (BFS) for that Fiscal Year as examined by the Auditor of State. The most recent CAFRs are accessible via OBM’s home page on the Internet at http://obm.ohio.gov/SectionPages/FinancialReporting/, and copies may be obtained by contacting OBM, 30 E. Broad Street, 34th Floor, Columbus, Ohio 43215, phone (614) 466-4034. The Fiscal Year 2011 CAFR received the Government Finance Officers Association certificate of achievement for excellence in financial reporting.
The BFS are presented in accordance with a fund classification system prescribed by the Governmental Accounting Standards Board. The GAAP basis financial statement presentation is comprehensive in scope and includes organizations and activities defined within Ohio’s reporting entity that are not subject to the State’s appropriation process. The “General Fund” as reported in the BFS includes more than just the State’ s General Revenue Fund (GRF); it also encompasses the Budget Stabilization Fund and those reimbursement-supported funds that account for activities administered by State agencies and departments and for which special revenue or proprietary fund classifications are considered inappropriate.
In accordance with State law, financial statements and analyses (with supporting schedules) of State agencies’ transactions, based on official records maintained by OBM, are incorporated into the Governor’s Executive Budget. That budget, along with other information, is the subject of extended hearings and reviews in the General Assembly during the biennial appropriation process. See Recent and Current Finances — Current Biennium regarding the 2014-15 biennial appropriations.
Most State operations are financed through the State’s General Revenue Fund (GRF). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (BSF), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding fiscal year. The BSF is generally maintained by transfer from the surplus, if any, in each fiscal year.

The GRF ending fund and cash balances for the State’s 1992-93 through 2012-13 biennia were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)[1]	Ending Cash Balance (In Thousands)
1992-93	1991	1993	$ 111,013	$ 393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069
2002-03	2001	2003	52,338	396,539
2004-05	2003	2005	682,632	1,209,200
2006-07	2005	2007	215,534	1,432,925
2008-09	2007	2009	389,103	734,526
2010-11	2009	2011	430,707	844,467
2012-13	2011	2013	2,278,202	2,639,249

[1]	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year, and includes amounts designated for transfer to other funds, including the herein-defined BSF.

Recent Receipts and Disbursements

The following summary statements, prepared by “OBM” and based on its records, include (i) governmental and proprietary appropriated funds, cash receipts and cash disbursements, and (ii) GRF cash basis activity.

The governmental and proprietary appropriated funds encompass the General Fund (which includes the GRF and BSF), as well as special revenue, debt service, capital projects, and enterprise fund types, all as defined and included in each of the State’s Basic Financial Statements.

Summary Statement
Governmental and Proprietary Appropriated Funds
($ in Millions)
Cash Receipts

SOURCE OF RECEIPTS	Fiscal Year
	2009	2010	2011	2012	2013
Taxes:
Personal Income[a]	$ 8,322.2	$ 7,886.8	$ 8,820.1	$ 9,029.7	$ 9,869.8
Sales and Use[b]	7,325.8	7,254.3	7,769.0	8,293.6	8,851.5
Corporate Franchise[c]	521.4	142.3	237.2	117.4	262.2
Commercial Activity Tax[d]	1,179.1	1,342.1	1,451.6	1,655.9	1,594.9
Gasoline	1,726.7	1,727.2	1,757.2	1,684.2	1,725.0
Public Utilities and Kilowatt Hour	799.9	721.5	728.0	712.0	702.0
Cigarette	924.8	886.9	855.6	843.2	827.4
Foreign Insurance	265.0	266.4	273.0	283.9	292.5
Highway Use	30.5	29.4	30.1	32.2	36.1
Estate[e]	64.4	55.0	72.1	66.5	105.2
Alcoholic Beverages	58.0	57.1	56.4	58.7	57.6
Liquor Gallonage	35.8	36.5	37.6	39.4	40.7
Domestic Insurance Franchise	160.1	166.5	194.3	194.1	211.6
Other	84.0	83.9	84.1	63.9	84.1
Total Taxes	21,497.7	20,655.9	22,366.3	23,074.8	24,660.6
Licenses, Permits and Fees	2,592.4	3,076.2	3,102.0	3,186.9	3,284.4
Sales, Services and Charges	1,921.2	1,758.2	1,958.9	1,968.0	1,682.7
Federal Government (including ARRA)	18,040.4	21,105.3	22,373.7	19,975.7	19,685.3
Other[f]	3,604.1	3,327.6	3,783.1	3,692.0	4,626.4
Proceeds from Sale of Bonds and Notes	966.1	1,015.2	1,345.1	1,406.6	732.2
Total Cash Receipts	$48,621.8	$50,938.6	$54,929.1	$53,304.1	$54,671.6

[a]	Beginning in calendar year 2013 the personal income tax is being reduced by 10% over a three-year period and a deduction allowed for business income of 50% of annual adjusted gross income up to $250,000 (see Recent and Current Finances – Current Biennium).
[b]	Reflects a sales and use tax rate of 5.5%. Beginning September 1, 2013, the sales and use tax rate is being increased one-quarter percent to 5.75% (see Recent and Current Finances – Current Biennium).
[c]	Beginning in calendar year 2006, except for financial institutions, the State corporate franchise tax rate was phased out at a rate of 20% per year over five years. Beginning in tax year 2014, the financial institutions component is replaced with the new financial institutions tax.
[d]	See State and Local Taxes for a discussion of the commercial activity tax (CAT) on gross receipts from doing business in Ohio – commenced in Fiscal Year 2006 at the initial rate of 0.06% and increased each year until reaching a rate of 0.26% in Fiscal Year 2010.
[e]	Eliminated effective January 1, 2013.
[f]	Largest components consist of various reimbursements, loan repayments, unclaimed funds, and investment income.

Cash Disbursements

FUND TYPE	Fiscal Year
	2009	2010	2011 [h]	2012 [h]	2013 [h]

General Fund
General Revenue Fund	$26,783.4	$24,141.4	$26,247.6	$26,394.8	$27,439.3
General Services Fund[i]	1,442.9	1,331.2	6,106.4	5,090.2	4,556.8
Special Revenue Fund[j]	21,144.2	24,597.1	20,225.5	18,708.6	18,251.2
Capital Projects Fund[k]	514.6	472.9	440.0	346.9	273.5
Debt Service Fund[l]	819.3	578.2	633.3	557.0	996.3
Enterprise Fund	1,459.4	1,208.1	1,395.8	1,341.1	1,115.9
Total Cash Disbursements	$52,163.8	$52,328.9	$55,048.6	$52,438.6	$52,267.3

[h]	Fiscal Years 2011 and 2012 reflect the reclassification of 161 individual funds from special revenue funds into the general services fund to be consistent with financial reporting changes made in GASB Statement No. 54 and effective for the Fiscal Year 2011 CAFR.
[i]	Includes the Internal Service Fund.
[j]	Includes local government support disbursements.
[k]	Includes amounts disbursed from proceeds of general obligation bonds and certain other State obligations.
[l]	Includes the several bond retirement funds for bonds secured by a pledge of taxes and excises.

Summary Statement
General Revenue Fund Cash Basis Activity
($ in Millions)

	Fiscal Year
	2009	2010	2011	2012	2013
Beginning Cash Balance	$ 1,682.0	$ 734.5	$ 510.3	$ 844.5	$ 973.4
Cash Receipts:
Taxes:
Personal Income[a]	7,628.0	7,247.2	8,120.3	8,432.9	9,507.8
Sales and Use[b]	7,112.8	7,077.4	7,578.2	8,087.0	8,444.9
Corporate Franchise[c]	520.8	141.8	236.6	117.1	261.9
Commercial Activity Tax[d]	0.0	0.0	0.0	417.1	790.0
Public Utilities and Kilowatt Hour	320.5	293.0	278.7	468.9	461.7
Cigarette	924.8	886.9	855.6	843.2	827.4
Foreign Insurance	249.2	250.8	256.3	266.5	274.6
Other	337.6	336.6	380.5	372.5	447.4
Total Taxes	17,093.7	16,233.6	17,706.1	19,005.2	21,015.7
Federal Government (including ARRA)	6,850.7	6,898.8	8,429.0	7,363.0	7,525.8
Licenses, Permits and Fees	65.8	66.2	59.0	65.3	70.2
Investment Income	137.1	28.7	7.1	5.4	10.5
Other[e]	104.4	300.8	169.8	164.3	534.5
Total Cash Receipts	24,251.7	23,528.1	26,371.1	26,603.2	29,156.7
Cash Disbursements:
Primary, Secondary and Other Education[f]	7,005.0	6,743.4	6,740.0	6,457.8	6,574.2
Higher Education	2,632.6	2,424.1	2,411.0	2,102.7	2,101.9
Public Assistance and Medicaid	11,108.5	9,421.9(k)	11,425.8	12,465.7	12,794.8
Health and Human Services	1,194.6	1,017.0	1,099.1	964.8	969.8
Justice and Public Protection	2,088.1	1,933.6	1,940.2	1,863.0	1,930.1
Environmental Protection and Natural Resources	89.6	80.3	72.4	70.1	83.5
Transportation	21.4	17.5	13.4	10.3	9.0
General Government	354.4	283.2	275.5	273.0	310.3
Community and Economic Development	146.3	108.3	103.2	90.3	78.2
Tax Relief[g] and Other	1,526.2	1,711.4	1,691.0	1,728.5	1,767.1
Capital Outlay	0.3	0.4	0.2	0.1	0.1
Debt Service[h]	616.3	400.5	475.9	368.5	820.3
Total Cash Disbursements	26,783.4	24,141.4	26,247.5	26,394.8	27,439.3
Cash Transfers:
Transfers-ini	2,432.8	1,422.2	1,392.1	582.3	402.0
Transfers-out[j]	(848.6)	(1,033.0)	(1,181.5)	(661.8)	(453.6)
Total Cash Transfers (net)	1,584.2	389.2	210.6	(79.5)	(51.6)
Ending Cash Balance	$ 734.5	$ 510.4	$ 844.5	$ 973.4	$ 2,639.2

[a]	Beginning in calendar year 2013 the personal income tax is being reduced by 10% over a three-year period and a deduction allowed for on business income of 50% of annual adjusted gross income up to $250,000 (see “Recent and Current Finances —” Current Biennium).
[b]	Reflects a sales and use tax rate of 5.5%. Beginning September 1, 2013, the sales and use tax rate is being increased one-quarter percent to 5.75% (see Recent and Current Finances — Current Biennium).
[c]	Beginning in calendar year 2006, except for financial institutions, the corporate franchise tax rate was phased out 20% per year over five years. Beginning in tax year 2014, the financial institutions component is eliminated and replaced with a new financial institutions tax.
[d]	See “State and Local Taxes” for a discussion of the commercial activity tax (CAT) on gross receipts from doing business in Ohio – commenced in Fiscal Year 2006 at the initial rate of 0.06% and increased each year until reaching the current rate of 0.26% in Fiscal Year 2010. CAT receipts have been directed primarily to make compensating payment s to school districts and other local taxing units in connection with the phase-out of the tangible personal property tax in 2006 through 2010, though the acceleration of the phase out of those reimbursements included in the Fiscal Year 2012-13 budget results in a portion of the CAT receipts being deposited into the GRF beginning in Fiscal Year 2012.
[e]	Includes fines and penalties, rental receipts, refunds and certain intrastate transfers including, in Fiscal Year 2010, $250.0 million from the Unclaimed Property Trust Fund.
[f]	Mainly subsidies to local school districts for primary and secondary education and to colleges and universities for higher education.
[g]	State reimbursements to taxing subdivisions for the 12.5% property tax rollback granted to homeowners of real property (10% for commercial and industrial property until 2006), for partial real property homestead tax exemptions for the elderly and handicapped (expanded commencing in July 2007), and for revenue reductions resulting from phase-out of local taxes on tangible personal property. The 12.5% property tax roll back is being eliminated for new voter approved local tax levies and eligibility for the homestead tax exemption for new applicants is based on income (see Recent and Current Finances — Current Biennium).
[h]	Includes debt service on general obligations with debt service on other obligations reflected in the applicable program. Reflects the restructuring of certain GRF debt service payments into later biennia resulting in net savings of $52.8 million in Fiscal Year 2009, $416.8 million in Fiscal Year 2010, $336.9 in Fiscal Year 2011, and $449.3 million in Fiscal Year 2012 (see “Recent and Current Finances — 2012-13).”
[i]	Includes transfers in all fiscal years from the School District Property Tax Replacement Fund and from liquor profits; in Fiscal Years 2008 through 2010 interest earnings on tobacco securitization proceeds totaling $95.8 million, $176.2 million and $61.7 million, respectively; and in Fiscal Year 2009 $1.01 billion from the BSF.
[j]	Fiscal Years 2012 and 2013 transfers out include $246.9 million and $235.1 million to the BSF, respectively

Recent Biennia

Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law, that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd numbered year (e.g., the current fiscal biennium began July 1, 2013 and ends June 30, 2015). Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. The biennium for general capital appropriations purposes runs from July 1 in an even-numbered year to June 30 in the next even-numbered year.

Authority for appropriating State moneys subject to appropriation rests in the bicameral General Assembly, which consists of a 99-member House of Representatives (elected to two-year terms) and a 33-member Senate (elected to overlapping four-year terms). Members of both houses are subject to term limits, with a maximum of eight consecutive years in either. The Governor has veto power, including the power to make line-item vetoes in bills making appropriations. Vetoes may be overridden by a three-fifths vote of each house.
The Constitution requires the General Assembly to “provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt.” The State is effectively precluded by law from ending a fiscal year or a biennium in a “deficit” position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions, with budgetary pressures during this period primarily due to lower than anticipated levels of receipts from certain major revenue sources.
Consideration came in four general time frames – the June 2001 biennial appropriations Act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.
The biennial GRF appropriations Act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160 million from the BSF and $100 million from the Family Services Stabilization Fund aimed at achieving fiscal year and biennium ending positive GRF. fund balances, based on then current estimates and projections.
The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709 million for Fiscal Year 2002 and $763 million for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:
•	Spending reductions and limits on hiring and major purchases. The Governor-ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service payments, primary and secondary education and the adjutant general.
•	December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248 million from the BSF to the GRF during the then current biennium, thereby reducing the estimated BSF balance to $607 million; reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game, estimated to generate approximately $40 million annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for additional transfers to the GRF of the then remaining BSF balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds; a $50 million reduction in the Fiscal Year 2002 ending GRF balance to $100 million; increasing the cigarette tax by 31¢ per pack (to a total of 55¢ per pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003; additional transfers to the GRF of $345 million from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from Federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283 million in Fiscal Year 2003.
Fiscal Year 2002 ended with positive GRF balances of $108.3 million (fund) and $619.2 million (cash) based on the remedial steps described above, including transfers of $289.6 million from tobacco settlement moneys and $534.3 million from the BSF (leaving a Fiscal Year 2002 ending BSF balance of $427.9 million, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).
On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).
Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720 million. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121.6 million of GRF savings through the end of the fiscal year (expressly exempted were appropriations for or relating to debt service on State obligations).
The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; transfers of $56.4 million to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically to produce $286 million.
To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25, 2003 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.
Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193 million of Federal block grant aid made available to the State prior to June 30 under a Federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with GRF cash and fund balances of $396.5 million and $52.3 million, respectively, and a balance in the BSF of $180.7 million.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, related to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.
2004-05. The GRF appropriations Act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.
Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the Federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued the limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.
•	Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, producing in the aggregate to produce approximately $102 million annually. On February 12, 2009, an Ohio appeals court overruled a 2007 trial court decision and upheld the inclusion of satellite television in the sales tax base, which produces approximately $54 million annually. The Ohio Supreme Court on December 27, 2010, affirmed the court of appeals decision in favor of the State, and on June 25, 2012, the United States Supreme Court declined to hear this case.

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected at the time to produce approximately $29 million annually.

•	Elimination of the sales tax exemption for wide area telephone service (WATS) and 800 telecom service coupled with the enactment of a more limited exemption for call centers, projected at the time to produce approximately $64 million annually.
•	Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected at the time to produce in aggregate approximately $35 million annually.
The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of Federal block grant and Medicaid assistance aid made available to the State under a Federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those Federal monies in Fiscal Years 2004 and 2005, respectively.
Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million. On July 1, 2004, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118 million and a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157.5 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the fiscal year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final Fiscal Year 2005 GRF revenue came in $67.4 million above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following fiscal year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families program (TANF); $40 million to a disaster services contingency fund; $50 million to the State’s share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.
2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over 2004-05 biennial expenditures). Spending increases for major program categories over 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years. See the discussion in Recent and Current Finances 2010-11 of postponement of the final installment of this personal income tax reduction until the end of tax year 2010.

•	Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•	Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio phased in over the 2006 through 2010 fiscal years. The CAT is being levied at its fully phased in rate of 0.26% on gross receipts in excess of $1,000,000. The fully implemented CAT produces about $1.45 billion annually with $139 million of that amount attributable to its application to motor fuels. In September 2009, the Ohio Supreme Court ruled that food sales for off-premise consumption may be included in the CAT base. On December 7, 2012, the Ohio Supreme Court upheld the application of the CAT to gross receipts from the sales of motor fuels but ordered that the proceeds of the CAT derived from those gross receipts — currently estimated by OBM at approximately $140 million annually — could not in the future be applied to nonhighway purposes. Under provisions enacted in the biennial appropriations Act for the current biennium (see Recent and Current Finances — Current Biennium), the State is phasing out the CAT on the sale of motor vehicle fuel and replacing it with a “motor fuel receipts tax” (MFRT), computed on the basis of gross motor fuel receipts received by in-State suppliers. In accordance with the Ohio Supreme Court’s ruling, MFRT receipts are required to be used for highway purposes.

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).
•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline (excluding appropriations for debt service, tax relief and refunds, and certain appropriations reflecting moneys received from the Federal government) and then applies an annual growth factor equal to the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot. All GRF appropriations since, and including, the 2008-09 biennium have complied with this limitation.
The State ended Fiscal Year 2006 with a GRF cash balance of $1.529 billion and a GRF fund balance of $1.026 billion. Of that ending GRF fund balance, the State carried forward $631.9 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain the required 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining approximately $394 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1.433 billion and a GRF fund balance of $215.5 million.
2008-09. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2008-09, primarily as a result of the Ohio economy being negatively affected by the national economic downturn. Budgetary pressures during this period were primarily due to continuing lower than previously estimated levels of receipts from certain major revenue sources.
Consideration came in three general time frames – winter 2007, fall/winter 2008, and spring 2009. Significant measures were taken including use of the entire BSF balance and expenditure reductions and spending controls on State agencies and departments.
Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above for the 2006-07 biennium limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:
•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

•	Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually (see Recent and Current Finances –2012-13 for a discussion of changes to these allocations).

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion in Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF partially funded the expansion of the homestead exemption property tax relief program in the Act. The Act reprogrammed all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025, with the largest allocations to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.
Winter 2007. With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 million for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the 2008-09 biennium of $733 million.

Executive and legislative actions taken in response to those OBM estimates, included:
•	The Governor on January 31, 2008 issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the 2008-09 biennium as well as limitations on major purchases, hiring and travel based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•	Transfer of unspent agency appropriations totaling $120 million in Fiscal Year 2008 and $78 million in Fiscal Year 2009.
•	Authorizing expansion of the State-run lottery system to include “keno” games then projected to generate $65 million in Fiscal Year 2009 of which approximately $25 million was realized.

In June 2008, the General Assembly also passed legislation that provided for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for State’s share of increased Medicaid costs, $55 million from rotary funds and $25 million in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

Fall/Winter 2008. With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540 million further reduction in its GRF revenue projections for Fiscal Year 2009 and a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall included:

•	Use of additional planned fiscal year-end lapses and GRF carry forward totaling $126.4 million.
•	Use of balances in various non-GRF “rotary funds” totaling $112 million.
•	Transfer to the GRF an additional $40 million of interest earnings on the proceeds of the tobacco securitization referred to above.
•	As authorized by June 2008 legislation referred to above, a transfer to the GRF of $63.3 million to pay for previously authorized Medicaid cost expenditures.
The $198.3 million balance was offset by a 4.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.

On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for Fiscal Year 2009 expected to result in a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset much of that projected shortfall included:
•	Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding Federal share previously planned for use in Fiscal Year 2010.

•	Reducing total Medicaid program spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.
•	Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others. These reductions were in addition to the approximately $1.27 billion of 2008-09 biennium budget adjustments previously undertaken.

The $131.9 million remainder of the shortfall was offset by additional Federal Medical Assistance Payments (FMAP) received under the American Recovery and Reinvestment Act of 2009, which increased Federal Medicaid match to the GRF by that amount (after taking into account loss of Federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures – and before the revised revenue estimate referred to below - OBM was projecting a positive GRF fund balance at June 30, 2009.

Spring 2009. Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2010-11 biennial budget and appropriations process, OBM reported revised revenue estimates to the

General Assembly on June 11, 2009. Those estimates revised Fiscal Year 2009 revenues downward by an additional $912 million over OBM’s December 2008 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. To address this additional Fiscal Year 2009 revenue shortfall, the Governor received General Assembly approval for and used the entire remaining BSF balance of $949 million for Fiscal Year 2009. Additional measures taken to address this shortfall included the restructuring of $52.8 million of Fiscal Year 2009 general revenue fund debt service into Fiscal Years 2012 through 2021 and expenditure reductions of $98 million in addition to the expenditure controls ordered by the Governor on April 22.
The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $-0- balance in the BSF. Of the ending GRF fund balance, $133.4 million represents the one-half of one percent of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.
2010-11. Rigorous consideration was given by the General Assembly to the Governor’s Executive Budget proposed for the 2010-11 biennium in light of the difficult economic and fiscal conditions resulting from the national recession. The final GRF appropriations Act for the 2010-11 biennium, which was preceded by three seven-day interim appropriations acts, was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three week interim period and under the final Act. Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act makes total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from the 2008-09 biennial expenditures) based on GRF biennial estimated revenues of approximately $51.1 billion (a 4.2% decrease from the 2008-09 biennial revenues). Appropriations for major program categories compared to 2008-09 actual spending reflect increases of 3.4% for Medicaid (that Act also included a number of Medicaid reform and cost containment initiatives) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. That Act also includes the restructuring of $736 million of Fiscal Years 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025.
Major new or recurring sources of revenues reflected in the 2010-11 appropriations Act included:

•	$2.4 billion of “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009, including $1.464 billion for elementary and secondary education, $628 million for Federal Medical Assistance Payments, and $326 million for other purposes.

•	$933 million in gaming and license revenues from the Ohio Lottery Commission’s implementation of video lottery terminals (VLTs) at the seven horse racing tracks in the State. OBM estimated the VLTs would result in an approximately $851 million net increase in revenues for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011) after taking into account offsetting effects of the VLTs on other lottery revenues. On September 21, 2009, the Ohio Supreme Court ruled that the statutory provisions enacted in the biennial appropriations Act in support of implementation of those VLTs are subject to voter referendum and granted petitioners in that case until December 20, 2009 to submit referendum petitions with the required number “of signatures. ”The Ohio Secretary of State on March 26, 2010 confirmed those petitions contained a sufficient number of valid signatures to place the referendum on the November 2, 2010 ballot, but on July 1, 2010 the committee for the petitioners withdrew the referendum from the ballot.
•	$259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund (TUPAC) to be deposited into a special State fund (non-GRF) to be used for various health care initiatives. On August 11, 2009, a trial court ruled in favor of the plaintiffs and ordered these monies must remain in that endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this trial court ruling and on December 31, 2009, the Court of Appeals ruled in favor of the State and reversed the trial court’s order. The Ohio Supreme Court on December 22, 2010, affirmed the court of appeals decision in favor of the State.
•	$1.036 billion of “one-time” revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission funds (anticipated to be replaced with bond funding of school facilities in future biennia), $272 million savings from subjecting State employees to a two week unpaid “furlough” during each year of the biennium, $84.3 million from a reduction in State funding to public libraries funding, and $65 million from the transfer to the GRF of interest on the proceeds of the State’s 2007 tobacco securitization.

•	$530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.

In September 2010 the State also received from the Federal government an award of $518.6 million of enhanced Federal Medical Assistance Payments funding (eFMAP) and $361.2 million of funding for teacher salaries and personnel costs for primary and secondary education (“Ed Jobs”).
In response to the above-referenced September 21, 2009 decision of the Ohio Supreme Court declaring the VLT provisions in the biennial appropriations Act subject to referendum, the Governor proposed for General Assembly consideration postponing for two years the final installment of the personal income tax reduction currently scheduled to take effect for tax year 2009 (for returns filed in 2010). After extended hearings and review, the General Assembly approved, and the Governor signed into law on December 22, 2009, legislation keeping personal income tax rates at 2008 levels through tax year 2010 (see Recent and Current Finances — 2012-13 for discussion of implementation of the final phase of that personal income tax reduction).
The appropriations act for the 2010-2011 biennium created a six-member (three from each of the House and Senate) Budget Planning and Management Commission (BPMC) to “study and make recommendations that are designed to provide relief to the State during the current difficult fiscal and economic period”. The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports — one from its three Republican members dated November 30 and one from its three Democratic members dated December 8. Both reports contained estimates of “non-recurring” revenues reflected in the 2010-11 budget as enacted ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.
The State ended Fiscal Year 2011 with GRF cash and fund balances of $844.4 million and $430.7 million, respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the one-half of one percent of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45.0 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue to make payments for Medicaid managed care, the State’s share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.
2012-13. Consistent with State law, the Governor’s Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium including amounts received under ARRA, the Act includes targeted spending cuts across most State agencies and major new Medicaid reform and cost containment measures. Reflecting the tax law changes described below and a conservative underlying economic forecast, that Act provides for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from the 2010-11 GRF biennial expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 GRF biennial revenues). GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflect increases of 30% for Medicaid (increase due in part to absence of ARRA funding in the 2012-13 biennium) and 3% for elementary and secondary education; decreases of 9% for higher education and 8% for mental health and developmental disabilities; and flat funding for corrections and youth services. That Act also reflects the restructuring of $440 million of Fiscal Year 2012 general revenue fund debt service into Fiscal Years 2013 through 2025, approximately three-quarters of which was accomplished by the July 2011 issuance by the Ohio Public Facilities Commission of $488.8 million in refunding bonds, with the remainder of that restructuring occurring by the September 2011 issuance of the Ohio Building Authority’s $149.3 million in refunding bonds.
The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service on State obligations and for lease payments related to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State (after the restructuring of Fiscal Year 2012 GRF debt service payments).
Major new sources of revenues or expenditure savings reflected in the 2012-13 appropriations Act include:
•	Transfer of the State’s spirituous liquor system to JobsOhio. On February 1, 2013, the State granted a 25-year franchise on its spirituous liquor system to JobsOhio Beverage System, a nonprofit corporation the sole member of which is JobsOhio which is itself a nonprofit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In exchange for the franchise, the State received a payment of $1.464 billion, $500 million of which was deposited in the GRF, $863.5 million was used to make provision for payment of all debt service on the outstanding State bonds referred to under State Debt, and $100 million will be used to fund certain of those revitalization projects. With that transfer, the State will forgo deposits to the GRF from net liquor profits (those deposits totaled $153.0 million in Fiscal Year

2011, $92.5 million in Fiscal Year 2012 and $88.0 million in Fiscal Year 2013 through January 31, 2013). Litigation filed on April 18, 2011, in the Ohio Supreme Court challenged, under various provisions of the Ohio Constitution, certain aspects of both JobsOhio and the General Assembly’s February 2011 law that authorized its creation. Specifically, plaintiffs contested provisions in that law requiring that any challenges to it or to the creation of JobsOhio be filed in the Ohio Supreme Court within sixty days after that law took effect. Plaintiffs also claimed that law is an improper special act conferring corporate powers, that the Governor may not serve on the JobsOhio board of directors, that the provisions for dissolution of JobsOhio violate limitations in the Ohio Constitution on State appropriations and assumption of corporate debt, and that the law creates a joint venture under which the State is lending its aid and credit. On August 19, 2011, the Court dismissed the case for lack of subject matter jurisdiction. The 2012-13 appropriations Act also amended the February 2011 law to remove the Governor from the JobsOhio board of directors, require JobsOhio to comply with Ohio’s nonprofit corporation law unless specifically exempted from a provision, eliminate the exclusive original jurisdiction in the Ohio Supreme Court and relax the deadlines for filing claims. On August 30, 2011, the plaintiffs filed a complaint in the Court of Common Pleas of Franklin County, Ohio, raising those same claims. In December 2011, the trial court dismissed the suit for lack of standing, and in June 2012, the Tenth District Court of Appeals affirmed the lower court’ s decision. In July 2012, the plaintiffs requested that the Ohio Supreme Court review the Court of Appeals decision, and on January 23, 2013, the Ohio Supreme Court announced that it will hear the plaintiffs’ appeal solely on the question of standing. Additionally, in August 2012, JobsOhio filed a separate action directly in the Ohio Supreme Court, asking the Court to issue a writ of mandamus approving the transfer of the liquor enterprise, but the Supreme Court dismissed the action for lack of jurisdiction. Thus, the only JobsOhio litigation matter currently pending is the plaintiffs’ appeal to the Ohio Supreme Court of the Tenth District Court of Appeals June 14, 2012, decision on standing.
•	Sale of five State-owned prison facilities to private operators expected to result in a net payment to the GRF of $75 million. A case filed on August 25, 2011 in the Court of Common Pleas of Franklin County, Ohio, challenged the authorization in the 2012-13 appropriations Act to sell these prison facilities. Specifically, this litigation alleged that the provisions in that Act authorizing the sale of these prisons, as well as that entire Act, were enacted in violation of the “one subject rule” of the Ohio Constitution, that the sale of the prisons would create a joinder of private and public property interests violating the constitutional prohibition against the State entering into a joint venture, and that they violate the constitutional right to referendum on certain laws. On August 31, 2011 the Court rendered a non-appealable decision denying a temporary restraining order requested by the plaintiffs. In that August 31, 2011 decision, the Court found that the provisions of the appropriations Act authorizing the sale of the prisons were not in violation of the one subject rule, did not violate the prohibition against the State entering into a joint venture, and do not fit within the exceptions to the right to referendum. The State announced on September 1, 2011 that, based on the proposals it received for five prisons, it opted to sell only one of those facilities and that this would accomplish most of the desired financial result for the 2012-13 biennium. On December 21, 2011, the plaintiffs voluntarily dismissed their case without prejudice, and on July 9, 2012, the original and additional plaintiffs filed a new case in the Court of Common Pleas of Franklin County again raising the one subject rule and joinder of private and public property claims contained in the original case, but adding a claim for reinstatement and back pay of Department of Corrections employees affected by the prison sales. On November 20, 2012, the trial court granted defendants’ motions to dismiss and ruled that plaintiffs failed to state a claim for which relief can be granted. On December 18, 2012, plaintiffs filed an appeal in the Tenth District Court of Appeals. Oral arguments took place on May 30, 2013, and the parties are awaiting a decision from the Court.
•	Reducing local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations are to be made by committing a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).
•	Reducing public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations to public libraries are to be made by committing a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).
•	Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax resulting in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the Commercial Activity Tax being deposited into the GRF (see “State and Local Taxes — Property Tax).”

•	Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation resulting in a larger share (estimated at $141.6 million in

Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66.0 million in Fiscal Year 2012 and $66.0 million in Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF.
•	$235 million from transfers to the GRF of unclaimed funds and from other non-GRF funds and $12 million from a tax amnesty program.
The 2012-13 appropriations Act also reflects the following tax law changes:
•	Implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates (see “Recent and Current Finances — 2010-11).”
•	Eliminated the estate tax beginning January 1, 2013, currently levied at a rate of 6% on estates over $338,333 and 7% on estates over $500,000. In Fiscal Year 2010, estate tax collections totaled $285.8 million of which $230.8 million was distributed to the local government jurisdictions from which it was collected and with $55.0 million retained by the State and deposited into the GRF.

•	Established the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.

The 2012-13 biennial appropriations Act creates a Medicaid reserve fund and authorizes the OBM Director to transfer up to $130 million from the GRF, if necessary, to provide for the payment of Medicaid costs above the enacted level of appropriations. That Act also creates a $104 million Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund, $70.7 million of which was used to make the interest payment due in September 2011, with the remaining amount applied to the September 2012 interest payment of $65.8 million. The September 2012 interest payment was also funded by a $25 million GRF supplemental appropriation and a contribution from the State’s Unemployment Compensation administration fund. The Act also makes changes to State construction bidding procedures and includes additional authorizations for joint purchasing by and cooperation among local governments, all designed to create opportunities for cost savings.

Separate legislation passed by the General Assembly and signed by the Governor on June 29, 2011, is expected to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.

On March 14, 2012, the Governor announced a series of policy proposals resulting from a “mid-biennium review” (MBR), with a stated focus on job creation as a priority. The Governor’s MBR included proposals for General Assembly consideration in the areas of: energy (including shale oil and gas production opportunities in the Marcellus and Utica fields in the State, and modernizing the State’s oil and gas severance tax; electric generation and transmission; coal; cogeneration, alternative fuels and renewables; energy efficiency; and regulatory reform); personal income tax reduction (proposing that any new revenue from shale oil and gas production and the MBR proposal to modernize the State’s oil and gas severance tax system will be deposited into an income tax reduction fund and be used to reduce personal income tax rates by a commensurate amount); bank and financial institutions tax reform (to modernize Ohio’s taxes on banks and financial institutions by replacing the corporate franchise and dealers in intangibles tax with a new financial institutions tax that more accurately reflects modern banking practices, closes loopholes and reduces the overall tax burden on most banks but is revenue neutral to the State); education (including proposals for strengthening Ohio’s “third grade reading guarantee”, career education, a new school performance measuring system, expansion of digital and online learning, flexibility for teacher evaluations, new standards for dropout recovery schools, assessments of all publicly funded early childhood programs, and supporting adoption of a school reform plan for the City of Cleveland schools); workforce development (creating job opportunities for the developmentally disabled; an improved workforce development program; allowing those undergoing training with an employer to continue collecting unemployment benefits; linking energy companies with trained workers; and matching skilled veterans to the most in demand jobs); and achieving more management efficiency with associated State and local government budgetary savings (including replacing the separate Offices of the State Architect and Engineer and the Office of Energy Services with an Ohio Facilities Construction Commission (OFCC) to administer the design and construction of state public facilities, with the Ohio School Facilities Commission retained as an independent agency within the OFCC and sharing employees and facilities). Those MBR proposals were considered by the General Assembly commencing in March in twelve separate pieces of legislation, and the General Assembly in May and June passed seven pieces of legislation addressing the subjects of energy (not including the MBR proposed changes to the State’s oil and gas severance tax), tax reform (not including the MBR personal income tax reduction proposal), education, workforce development, and management efficiency for both state and local governments.

As further implementation of the MBR, the General Assembly enacted and the Governor signed into law on December 20, 2012, a new financial institutions tax that will first apply to tax year 2014. This new tax will apply to many companies that are currently subject to Ohio’s corporate franchise tax (primarily banks and other corporations classified as financial institutions) and also generally subjects “dealers in intangibles” (e.g., mortgage brokers, stockbrokers, finance and loan companies that are not classified as financial institutions) to the commercial activity tax. This new financial institutions tax will replace the current corporate franchise tax on financial institutions and the current dealers in intangibles tax. The proceeds of those current taxes are, and the proceeds from the new financial institutions tax will be, deposited in the GRF. Based on revenue targets and mechanisms established in this legislation, OBM projects the effect of these tax changes to be revenue neutral to the GRF.
The State ended Fiscal Year 2013 with GRF cash and fund balances of $2.64 billion and $2.28 billion, respectively. Of that ending GRF fund balance, the State deposited $995.9 million into the Budget Stabilization Fund (BSF) increasing its balance to $1.48 billion which is the statutory designated five percent of Fiscal Year 2013 GRF revenues; carried forward $963.2 million to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates (see Recent and Current Finances — Current Biennium), and transferred $120 million into the Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund and $51.3 million into disaster services/emergency funds. The remaining $147.8 million was reserved in the GRF reflecting the one-half of one percent of Fiscal Year 2013 GRF revenues the State is required to maintain as an ending fund balance.
Current Biennium
Consistent with State law, the Governor’s Executive Budget for the 2014-15 biennium was released in February 2013 and introduced in the General Assembly. After extended hearings and review, the 2014-15 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2013. Reflecting a stated focus on job creation and continued spending restraint, and based on a conservative economic forecast, that Act provides for total GRF biennial appropriations of approximately $62.0 billion (a 15.1% increase from the 2012-13 GRF biennial expenditures) and total GRF biennial revenue (not including $963.2 million carry-forward from the 2012-13 biennium) of approximately $61.1 billion (a 7.7% increase from 2012-13 GRF biennial revenues). GRF appropriations for major program categories compared to 2012-13 actual GRF spending reflect increases of 22.1% for Medicaid, 8.9% for elementary and secondary education and 5.3% for higher education; 5.1% for mental health and developmental disabilities (due in part to merger of the Departments of Mental Health and Alcohol and Drug Addiction Services); and 2.1% for corrections and youth services. The Act also implemented a new school funding formula (see Schools and Municipalities — Schools) and allocates a portion of State public higher education funding to institutions based on their graduation rates. The Act also moved the administration of cultural facilities projects from the Ohio Cultural Facilities Commission into the Ohio Facilities Construction Commission to achieve efficiencies and budgetary savings.
The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.
The biennial appropriations Act also reflects the following tax reductions and related adjustments of major State taxes (primarily the personal income and sales and use taxes), resulting in an estimated net reduction in GRF revenues of $1.16 billion in Fiscal Year 2014 and $771 million in Fiscal Year 2015, including:
•	A 10% reduction in State personal income tax rates phased-in over three years (8.5% in calendar year 2013, 0.5% in calendar year 2014, and 1.0% in calendar year 2015), coupled with a freeze on the indexing of the State income tax brackets and the personal exemption for tax years 2013 through 2015 until these rate reductions are fully implemented.
•	Creation of an earned income tax credit equal to 5 percent of the federal earned income credit that is limited to 50% of liability for gross income that exceeds $20,000.
•	A new deduction for small business income of 50% of annual adjusted gross income up to $250,000.
•	Elimination of the $20 personal income tax exemption for filers with a gross income greater than $30,000 and the gambling loss deduction.
•	An increase in the State sales and use tax by one-quarter percent (from 5.5% to 5.75%) beginning September 1, 2013.
•	Authorization of full membership for the State in the streamlined sales tax project for the collection of State sales taxes on out-of-state companies for catalog and internet purchases.

•	Expansion of the State sales tax base to include digital goods such as e-books, music and video downloads and repeal of the exemption for magazine purchases.
•	Elimination of the 12.5% property tax roll back for owner-occupied residential property for new voter-approved local property tax levies.
•	Reinstituting income requirements for eligibility for new applicants for the State’s homestead tax exemption (this exemption was expanded in 2007 to include all senior citizens and disabled Ohioans regardless of income).
•	Establishing a variable minimum for the commercial activity tax for businesses with gross receipts greater than $1 million and an exemption from the CAT for grain handlers.
OBM is currently projecting a positive GRF fund balance at the end of Fiscal Year 2014.
As discussed above, the State is effectively precluded by its Constitution from ending a fiscal year or a biennium in a “deficit” position. OBM continually monitors and analyzes revenues and expenditures developments (including pending litigation) affecting both, and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page at http://obm.ohio.gov/MiscPages/MonthlyFinancialReports/ with copies also available upon request to OBM.
Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of a “Total Operating Fund” (TOF). The State has not and does not do external revenue anticipation borrowing.
The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding fiscal year, but that limitation was suspended for Fiscal Year 2010-11 biennium.

The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year. GRF cash flow deficiencies have been within the TOF limitations discussed above.
State Debt

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”
By 19 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for four that funded bonuses for veterans, one that funded coal technology research and development and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, site development and veterans compensation.
Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes. The maximum annual debt service on such obligations payable from such receipts is $132.543 million in Fiscal Year 2014.

State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.

The Treasurer of State (Treasurer) currently issues the special obligations authorized under that Section 2i for parks and recreation and mental health facilities, and for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services (DAS) and others, the Department of Public Safety (DPS) and the Bureau of Workers’ Compensation (BWC); correctional and juvenile detention facilities for the Departments of Rehabilitation and Correction (DRC) and Youth Services (DYS), and certain local and community-based correctional facilities. Effective January 1, 2012, the Treasurer replaced the Ohio Building Authority as bond issuing authority for these purposes. The Treasurer also currently issues special obligations for mental health, parks and recreation, and cultural facilities purposes, and to refund certain bonds previously issued for higher education purposes. Debt service on all these special obligations is paid from GRF appropriations, with the exception of debt issued for DPS facilities (paid from highway user receipts) and for BWC facilities (paid from the BWC Administrative Cost Fund).
In addition “ ”to its issuance of highway bonds, the State has financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly (so called “Federal Grant Anticipation Revenue Vehicle (GARVEE) Bonds”). The highest annual State payment under those agreements in any current or future fiscal year is $160.0 million in Fiscal Year 2013. In the event of any insufficiency in those anticipated Federal allocations to make payments on State bonds, the payments are to be made from any lawfully available Federal moneys appropriated to ODOT for the purpose.
State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The maximum annual payment under those agreements from GRF appropriations is $35.6 million in Fiscal Year 2014 and the total GRF-supported principal amount outstanding is $219.9 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The approval of the OBM Director and either the General Assembly or the State Controlling Board is required if COPs are to be publicly-offered in connection with those agreements.
As of July 2013, the maximum annual debt service on all obligations payable from the GRF is $1.220 billion in Fiscal Year 2014.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

The State has authorized the issuance of fully refundable tax credits in support of the $157.94 million Ohio Capital Fund (OCF) financing bonds issued in May 2010 by the Columbus-Franklin County Finance Authority. Those tax credits may be claimed by the trustee for the purpose of restoring the bond reserve fund for those bonds in the event it is drawn upon and not restored from other sources. Those credits may not be claimed before July 1, 2012 or after June 30, 2036, and the maximum amount of tax credits that may be claimed is $20 million in any fiscal year and $380 million total. Proceeds of the OCF bonds fund investments in venture capital funds are used to promote investment in seed and early-stage Ohio-based business enterprises.
Prior to the February 1, 2013 granting of a 25-year franchise on the State’s spirituous liquor system to JobsOhio, there were outstanding $725.0 million of State bonds and notes secured by a pledge of the State’s profits from the sale of spirituous liquor. In connection with the granting of that franchise, provision was made for the payment of all the debt service on those bonds and notes which are defeased and no longer outstanding obligations of the State under the terms of the trust indentures under which they were issued (see Recent and Current Finances –2012-13). Those bonds and notes were originally issued to fund a statewide economic development program that assisted in the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. Under its franchise agreement with JobsOhio, the State may not issue additional obligations secured by a pledge of profits from the sale of spirituous liquor during the 25-year term of that franchise.
The State currently has $613.360 million in outstanding general obligation variable rate debt. Liquidity is provided by the State for all of these issues.

As part of its debt management, the State has entered into interest rate swap agreements in connection with five variable rate bond issues, with all five in a weekly interest rate period and swapping to a synthetic fixed rate, with a total notional amount of $459.015 million. For all its swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.
A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future Fiscal Year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated GRF revenues (excluding GRF receipts from the American Recovery and Reinvestment Act of 2009) plus net State lottery proceeds for the Fiscal Year of issuance. Those direct obligations of the State include general obligation and special obligation bonds that are paid from the State’s GRF, but exclude (i) general obligation debt for “third frontier” research and development, development of sites and facilities, and veterans compensation, and (ii) general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts). Pursuant to the implementing legislation, the Governor has designated the OBM Director as the State official responsible for making the 5% determinations and certifications. Application of the 5% cap may be waived in a particular instance by a three-fifths vote of each house of the Ohio General Assembly and may be changed by future constitutional amendments.
The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2015).

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.
Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.
The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.
State Employees and Retirement Systems

Since 1985, the number of regular State employees, excluding employees who are not paid by State warrant such as state university employees, has ranged from a high of 68,573 in 1994 to low of 53,159 at the end of Fiscal Year 2013. The State engages in collective bargaining with five employee unions representing 20 bargaining units, and generally operates under three-year agreements. The State’s current collective bargaining agreements expire in April through June 2015.

The State has established five public retirement systems to provide retirement, disability retirement, and survivor benefits and other post-employment benefits such as retiree health care benefits. None of these benefits are guaranteed by the State or subject to bargaining under the State’s current public employee collective bargaining law.

The Public Employees Retirement System (PERS), the largest of the five, covers both State and local public employees. The State Teachers Retirement System (STRS) and School Employees Retirement System (SERS) primarily cover school district and public higher education employees. The Highway Patrol Retirement System (HPRS) covers State troopers, and the Ohio Police and Fire Pension Fund (OP&F) covers local safety forces. Comprehensive financial information for each retirement system can be found on its website in that system’s Comprehensive Annual Financial Report (CAFR).
These retirement systems were created by and operate pursuant to State law. As reflected in the 2012 legislative amendments discussed below, the General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems have never been subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act (ERISA).

Federal law requires employees hired on or after April 1, 1986 to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to public sector retirement funds and to other aspects of public employee retirement.

Funding for the retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee’s compensation, with the employees’ contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law. With the exception of PERS contributions for law enforcement and public safety personnel, the current contribution percentages for each system (set forth in the table below) reflect the maximums permitted under current State law.

In 1968, the State created the Ohio Retirement Study Commission (ORSC) to advise and inform the General Assembly on all matters relating to the benefits, funding, investment, and administration of the five statewide retirement systems. The Council is composed of nine voting members: three members of the House appointed by the Speaker; three members of the Senate appointed by the President; and three members appointed by the Governor (one representing the State, one representing local governments, and the third representing public education institutions). The five executive directors of the retirement systems also serve as nonvoting members of the ORSC.
Under State law, each retirement system’s board is required to establish a period of not more than thirty years to amortize its unfunded actuarial accrued pension liability (UAAL). If in any year the period required to amortize that unfunded liability exceeds thirty years, the board must prepare and submit to the ORSC and the applicable committees in the Ohio General Assembly, a plan to reduce that amortization period to not more than thirty years. For the most recent reporting periods shown in the summary table below, the number of years to fully amortize actuarial accrued liability is thirty years for PERS and SERS, and exceeds thirty years for STRS, OP&F and HPRS. Prior to the September 2012 reform legislation, the board of each of the five retirement systems had approved and submitted to the ORSC and the applicable Ohio General Assembly committees a plan to reduce or maintain its amortization period at not more than thirty years. After extensive review, the General Assembly in September 2012 enacted, and the Governor signed into law to take effect on January 7, 2013, five bills to implement with modifications those plans submitted by the five retirement systems. For PERS, that legislation makes changes including, among others, increasing the years of service and eligibility age necessary to retire with full benefits, increasing from three to five the number of years used in determining “final average salary” for purposes of calculating retirement benefits, reducing the post-retirement cost of living adjustment, and increasing the minimum salary threshold for public employee eligibility to participate in the system. The legislation makes similar changes to STRS, SERS, OP&F and HPRS, and also provides for phased increases in the employee contribution rate for STRS (from 10% to a maximum of 14% by July 2016) and OP&F (from 10% to a maximum of 12.25% by July 2015), and authorizes the HPRS board to increase employee contributions to a maximum of 14% from the current 10% beginning in July 2013. With the exception of PERS, the legislation also authorizes each retirement system’ s board to adjust certain pension benefits levels within limits without General Assembly approval. This legislation does not change the requirement that each system establish a period of not more than thirty years to amortize its unfunded actuarial accrued pension liability and prepare and submit to the ORSC and the Ohio General Assembly a plan to reduce that amortization period if it exceeds thirty years.

The State makes its employer contributions based on a percent of salary for each State employee that is an active member of a state retirement system. Currently, about 95% of State employees are members of PERS, about 3.1% are in HPRS and about 1.4% are in STRS. The following table summarizes State employer and employee contributions to those retirement systems with State employee members ($ in millions):

	PERS Employer/Employee		STRS Employer/Employee		HPRS Employer/Employee		Total Contributions
Fiscal Year	Amount	Pct of Salary[a]	Amount	Pct of Salary	Amount	Pct of Salary
2008	$422.5/289.4	14.0%/10.0%	$8.3/$5.9	14.0%/10.0%	$23.3/$9.5	25.5%/10.0%	$759.0
2009	430.0/300.4	14.0/10.0	8.2/5.8	14.0/10.0	24.6/9.7	25.5/10.0	778.8
2010[b]	406.5/283.0	14.0/10.0	7.4/5.3	14.0/10.0	24.4/9.3	26.5/10.0	735.8
2011[b]	414.4/289.0	14.0/10.0	7.2/5.1	14.0/10.0	25.2/9.5	26.5/10.0	750.3
2012[c]	392.3/273.8	14.0/10.0	6.6/4.7	14.0/10.0	25.0/9.4	26.5/10.0	711.8
2013[c]	385.8/269.1	14.0/10.0	6.2/4.4	14.0/10.0	26.1/9.8	26.5/10.0	701.3

[a]	Reflects PERS state and local contribution rates. PERS law enforcement employer/employee contribution rate was 16.7%/10.1% in Fiscal Year 2006, increasing gradually to 17.87%/11.1% in Fiscal Year 2010, and public safety was 16.7%/9.0% in Fiscal Year 2006, increasing gradually to 17.87%/10.5% in Fiscal Year 2010.
[b]	Decline in contributions for Fiscal Years 2010 and 2011 over Fiscal Year 2009 is attributed primarily to a two week unpaid “furlough” on State employees in each of those years. (see “Recent And Current Finances — 2010-11)” Fiscal Year 2011 contributions include 27 pay periods.
[c]	Decline in contributions for Fiscal Years 2012 and 2013 is attributed to a reduction in the State workforce.
Source: Reflects percent of payroll contributions from the State of Ohio accounting system.
The State also has funded and continues to fund a subsidy to the OP&F system to pay for survivor benefits provided in law and not otherwise funded. The aggregate subsidies were $41.3 million for the 2010-11 biennium, $41.1 in the 2012-13 biennium, and are appropriated at $41.0 in the 2014-15 biennium. All State employer contributions are subject to appropriation in each State budget and are included in the appropriations for each department or agency’s personnel costs.

The following table summarizes State and local membership and financial data for each of the retirement systems for the most recent year reported by the particular system ($ in millions):

	PERS	STRS	SERS [a]	OP&F	HPRS
Valuation as of:	12/31/11	07/01/12	06/30/12	01/01/12	12/31/11
Active Members	335,354	173,044	121,811	27,463	1,520
State Employees (Approx. % of Active Members)	15	1	0	0	100
Retirants and Beneficiaries	189,849	143,256	69,038	27,078	1,465
Employer/Employee Contributions (% of Salary)[b]	14.0/10.0 [c]	14.0/10.0	14.0/10.0	[d]	26.5/10.0
Active Member Payroll	$12,399.0	$10,879.1	$2,788.2	$1,897.4	$93.1
Market Value of Assets (MVA)	$61,846.7	$60,693.6	$10,331.7	$9,688.4	$603.4
Actuarial Value of Assets (AVA)[e]	$65,436.1	$59,489.5	$10,284.0	$10,309.0	$623.4
Actuarial Accrued Liability (AAL)[f]	$84,529.7	$106,301.8	$16,372.0	$16,386.7	$1,047.7
Funding Ratio (AVA to AAL %, (MVA to AAL %))	77.4 (73.2)	56.0 (57.1)	62.8 (63.1)	63.1(59.3)	59.5 (57.6)
Unfunded Actuarial Accrued Liability (UAAL)[g]	$19,093.6	$46,812.3	$6,088.0	$6,037.7	$424.3
UAAL to Active Member Payroll %	154.0	430.3	218.4	318.2	455.7

[a]	SERS information excludes Medicare Part B reimbursement which is considered a post-employment healthcare benefit reported in accordance with GASB Statement 43 for all data except MVA.
[b]	For PERS, STRS, and SERS the maximum employer and employee contribution rates under law are 14% and 10%, respectively. Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post –employment health care benefits.
[c]	For 2010, PERS state employer/employee contribution rate is 14.0/10.0%, local is 14.0/10.0%, law enforcement is 17.87/11.1%, and public safety is 17.87/10.5%. PERS state and local employer and employee contribution rates increased to their current statutory maximum of 14% and 10%, respectively, in calendar year 2008.
[d]	Police is 19.5%/12.25% and fire 24%/12.25%.
[e]	Recognizes assumed long-term investment returns fully each year (8.25% for OP&F, 8.00% for PERS and HPRS, and 7.75% for STRS and SERS). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased -in over a closed four year period, except for OP&F which phases-in over five-year period.
[f]	Reflects an individual entry age normal actuarial cost method.
[g]	Amortized over a 30-year open period as a level percent of payroll, except for the portion of PERS members who participate in the member directed plan which uses a level dollar of payroll and SERS which is amortized over a 30-year closed period as a level percent of payroll.

Sources: Retirement systems’ CAFRs and annual actuarial valuations.

The following table summarizes financial and funding information for each of the retirement systems over the past five years as reported by the particular system ($ in millions):

Retirement System Valuation Year-End	Actuarial Value of Assets (AVA)[a]	Actuarial Accrued Liability (AAL)[b]	Unfunded Actuarial Accrued Liability (UAAL)[c]	Funding Ratio (AVA to AAL)	Market Value of Assets (MVA)	Funding Ratio (MVA to AAL)	Active Member Payroll	UAAL Percent of Active Member Payroll
PERS
12/31/10*	$63,649.1	$80,485.0	$16,836.0	79.1%	$63,649.1	79.1%	$12,450.0	135.2%
12/31/10	$60,599.5	$79,630.1	$19,030.6	76.1%	$63,649.1	79.9%	$12,450.0	152.9%
12/31/09	$57,629.4	$76,555.0	$18,925.6	75.3%	$57,733.8	75.4%	$12,548.3	150.8%
12/31/08	$55,315.2	$73,465.7	$18,150.5	75.3%	$49,388.6	67.2%	$12.801.1	141.8%
12/31/07	$67,151.3	$69,733.6	$2,582.2	96.3%	$70,043.6	100.4%	$12,583.4	20.5%
12/31/06	$61,295.6	$66,160.7	$4,865.1	92.6%	$65,357.9	98.8%	$12,175.2	40.0%
STRS
07/01/11	$58,110.5	$98,766.2	$40,655.7	58.8%	$63,116.7	63.9%	$11,097.6	366.3%
07/01/10	$55,946.3	$94,720.7	$38,774.4	59.1%	$54,140.4	57.2%	$11,057.3	350.7%
07/01/09	$54,902.9	$91,441.0	$36,538.1	60.0%	$50,095.7	54.8%	$10,800.8	338.3%
07/01/08	$69,198.0	$87,432.4	$18,234.3	79.1%	$66,837.4	76.4%	$10,460.5	174.3%
07/01/07	$66,671.5	$81,126.6	$14,445.1	82.2%	$72,935.4	89.9%	$10,199.5	141.6%
SERS [d]
06/30/11	$10,397.0	$15,943.0	$5,546.0	65.2%	$10,619.2	66.6%	$2,852.4	194.5%
06/30/10	$10,787.0	$14,855.1	$4,068.1	72.6%	$9,071.9	61.1%	$2,842.7	143.1%
06/30/09	$9,723.0	$14,221.0	$4,498.0	68.4%	$8,134.1	57.2%	$2,787.4	161.4%
06/30/08	$11,241.0	$13,704.0	$2,463.0	82.0%	$10,793.5	78.8%	$2,651.8	92.9%
06/30/07	$10,513.0	$13,004.0	$2,562.0	80.8%	$11,711.2	90.1%	$2,603.3	98.4%
OP&F
01/01/11	$10,681.0	$15,384.4	$4,703.4	69.4%	$10,075.5	65.5%	$1,868.5	251.7%
01/01/10	$10,794.1	$14,830.7	$4,036.7	72.8%	$9,056.8	61.1%	$1,895.2	213.0%
01/01/09	$9,309.2	$14,307.1	$4,998.0	65.1%	$7,757.6	54.2%	$1,900.9	262.9%
01/01/08	$11,212.9	$13,727.8	$2,514.9	81.7%	$11,895.5	86.7%	$1,831.4	137.3%
01/01/07	$10,158.0	$12,987.5	$2,829.5	78.2%	$11,175.8	86.1%	$1,782.9	158.7%
HPRS
12/31/10*	$631.0	$981.4	$350.4	64.3%	$647.1	65.9%	$94.8	369.7%
12/31/10	$631.0	$10,017.8	$386.8	62.0%	$647.1	63.6%	$94.8	408.0%
12/31/09	$620.4	$940.1	$319.7	66.0%	$595.0	63.3%	$94.8	337.2%
12/31/08	$603.3	$904.5	$301.3	66.7%	$502.7	55.6%	$94.3	319.5%
12/31/07	$700.9	$866.3	$165.4	80.9%	$719.6	83.1%	$93.8	176.3%
12/31/06	$653.5	$807.8	$154.3	80.9%	$684.6	84.7%	$85.9	179.6%

[a]	Recognizes assumed long-term investment returns fully each year (8.25% for OP&F and 8.0% for all other systems). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased -in over a closed four-year period, except for OP&F which phases-in over five-year period.
[b]	Reflects an individual entry age actuarial cost method.
[c]	Amortized over a 30-year open period as a level percent of payroll, except for SERS for which UAAL was amortized over a closed period of time of 30-years in Fiscal Year 2009, 29-years in Fiscal Years 2007 and 2010, and 28-years in Fiscal Years 2008 and 2011.
[d]	Excludes Medicare Part B reimbursement which is considered a post-employment health care benefit reported in accordance with GASB 43 for all data except MVA.
*	Reflects revised actuarial assumptions based on completion of a five-year experience study.

Sources: Retirement systems’ CAFR’s and annual actuarial valuations.

Each of the State’s public retirement systems also offers post-employment health care benefits to its members. Benefits under these health care programs are not vested and are subject to future adjustments of both benefits and contributions by their respective boards. In this regard, PERS adopted, beginning in 2004, a series of health care preservation plans to adjust benefits and contributions by employers, employees, and retirees. Financial reporting of their health care plans is in compliance with GASB Statement 43 — Financial Reporting for Post-Employment Benefit Plans Other than Pension Plans.

The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits for each of the State’s public retirement systems ($ in millions):

	PERS*	STRS	SERS	OP&F	HPRS
Valuation as of:	12/31/11	01/01/13	06/30/12	01/01/12	12/31/11
Value of Assets[a]	$12,115.0	$3,121.6	$355.1	$780.1	$99.0
Actuarial Accrued Liability (AAL)[b]	$31,023.0	$4,254.1	$2,691.5	$3,698.8	$424.1
Unfunded Actuarial Accrued Liability (UAAL)[c]	$18,908.0	$1,132.5	$2,336.4	$2,918.6	$325.1
Funding Ratio (Assets to AAL %)	39.1%	73.4%	13.2%	21.1%	23.3%
Employer Contribution (% of Salary)[d]	4.0%	1.0%	0.2%e	6.75%	1.75%

[a]	For PERS and HPRS, investment returns are recognized fully each year with the differences between actual and assumed investment returns (assumed at 5%), subject to each system’s market corridor limitation, phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.
[b]	Reflects an individual entry age normal actuarial cost method.
[c]	Amortized over a 30-year open period as a level percent of payroll.
[d]	Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post –employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary.
[e]	SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.
*	Reflects revised actuarial assumptions based on completion of a five-year experience study.

Sources: Retirement systems’ annual actuarial valuations.
The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits over the past three years for each of the State’s public retirement systems ($ in millions):

Retirement System Valuation Year-End	Value of Assets (AVA)[a]	Actuarial Accrued Liability (AAL)[b]	Unfunded Actuarial Accrued Liability (UAAL)[c]	Funding Ratio (AVA to AAL)	Employer Contribution (% of Salary)[d,e]
PERS
12/31/10	$11,267.5	$26,928.8	$15,661.3	41.8%	5.0%
12/31/09	$10,936.0	$31,558.0	$20,622.0	34.7%	5.9%
12/31/08	$10,748.0	$29,623.1	$18,875.0	36.3%	7.0%
STRS
01/01/12	$2,968.2	$5,094.4	$2,126.3	58.3%	1.0%
01/01/11	$3,108.5	$8,631.3	$5,522.8	36.0%	1.0%
01/01/10	$2,967.5	$11,355.0	$8,387.5	26.1%	1.0%
SERS
06/30/11	$355.7	$2,410.1	$2,054.4	14.8%	0.6%
06/30/10	$325.0	$2,369.1	$2,044.1	13.7%	0.5%
06/30/09	$376.5	$4,280.3	$3,903.8	8.8%	4.2%
OP&F
01/01/11	$717.7	$3,295.3	$2,577.6	21.8%	6.75%
01/01/10	$573.4	$3,232.4	$2,659.0	17.7%	6.75%
01/01/09	$438.7	$3,163.6	$2,725.0	13.9%	6.75%
HPRS
12/31/10	$104.7	$406.9	$302.2	25.7%	1.75%
12/31/09	$100.8	$287.6	$186.8	35.0%	3.5%
12/31/08	$95.8	$324.2	$228.4	29.5%	4.5%

[a]	For PERS & HPRS, recognizes investment returns fully each year (PERS assumed at 6.5% and HPRS assumed at 6.5% in 2008-2009 and 5.0% in 2010) with the differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.
[b]	Reflects an individual entry age normal actuarial cost method.
[c]	Amortized over a 30-year open period as a level percent of payroll.
[d]	Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary. For PERS, reflects overall effective rate.
[e]	SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.

Sources: Retirement systems’ annual actuarial valuations.

Schools and Municipalities
Schools. Under the financial structure in place before the 2009-10 biennium, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the “Foundation Program)” distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.
The State’s school subsidy formulas that were used until the 2009-10 biennium were structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 184 districts.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.
In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.
With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.
In the years following this litigation, the General Assembly took several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Ohio Supreme Court as “unfunded mandates”.
Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (LPEF) (but excluding Federal and other special revenue funds) for recent biennia were:

•	2002-03 — $15.2 billion (17% over the previous biennium before the expenditure reductions discussed above for the 2002-03 biennium).
•	2004-05 — $15.7 billion (3.3% over the previous biennium before the expenditure reductions discussed above for the 2004-05 biennium).
•	2006-07 — $16.4 billion (4.5% over the previous biennium before the expenditure reductions discussed above for the 2006-07 biennium).

•	2008-09 — $17.2 billion (5.1% over the previous biennium before the expenditure reductions discussed above for the 2008-09 biennium).
•	2010-11 — $17.0 billion (a 1.6% decrease over the previous biennium. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium from “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009).

•	2012-13 — $16.6 billion (a 2.3% decrease over the previous biennium)
State appropriations for school funding for the 2014-15 biennium are $18.3 billion (a 10.6% increase from those appropriations in the previous biennium), representing an increase of 6.8% in Fiscal Year 2014 over Fiscal Year 2013 and an increase of 6.5% in Fiscal Year 2015 over Fiscal Year 2014.
The amount of lottery profits transferred to the LPEF totaled $738.8 million in Fiscal Year 2011, $771.0 million in Fiscal Year 2012, $803.1 million in Fiscal Year 2013, and is appropriated at $891.5 million in Fiscal Year 2014. The 2010-11 biennial appropriations Act authorized the implementation of VLTs at Ohio’s seven horse racing tracks. See “Recent and Current Finances — 2010-11” for a discussion of litigation concluded in the Ohio Supreme Court declaring that the authorization of those VLTs is subject to voter referendum and subsequent withdrawal of that referendum by the committee for the petitioners. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.
The 2014-15 biennial appropriations Act also enacted a new funding formula for the distribution of State funding to local school districts based on a per pupil amount. This per pupil formula is similar to the “Building Blocks” school funding formula in place through Fiscal Year 2009 until its replacement with the “Evidenced Based Model” for the 2010-11 biennium. The Evidenced Based Model was repealed in July 2011 and a temporary formula was put in place for the 2012-13 biennium that allocated funding to each school district based on the per pupil funding it received for Fiscal Year 2011, adjusted by its share of a statewide per pupil adjustment amount that was indexed by the districts relative tax valuation per pupil.
Under the new formula, the State Department of Education will compute and pay to each school district education aid based on the per pupil funding it received for Fiscal Year 2009 (calculated to be $5,745 in Fiscal Year 2014 and $5,800 in Fiscal Year 2015) multiplied by each school district’s “state share index” which uses a three year average of adjusted property valuation per pupil and median income of that school district to calculate the percentage of the per-pupil amount that is to be paid by the State and the amount assumed to be contributed by the school district through local sources. Additional funds are provided for students with exceptional needs, including those with special needs and the disabled, and limited English proficiency, and for economically disadvantaged and gifted students. Funding is also provided based on the number of K-3 students at each school district to be used to help school districts comply with Ohio’s 3rd grade reading guarantee. The current biennial appropriations Act also established the “Straight A Fund” to provide school districts with grants to develop and implement creative and innovative instructional models to inspire learning and student growth.
Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch” discussed below under Municipalities, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. Newer legislation created a third, more preliminary, category of “fiscal caution”. A current listing of school district in fiscal emergency or watch status is on the Internet at http://www.auditor.state.oh.us.
Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of more than 100,000 and 16 cities exceed 50,000 in population.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined “fiscal emergencies.” A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality’s bonds and notes and, subject to the act’s stated standards and controls, permits the State to purchase limited amounts of the municipality’s short-term obligations (used only once, in 1980).

As noted in the discussion above of the 2002-03 and 2004-05 biennia, the amount of distributions in those biennia to most local governments, including municipalities, from the several State local government revenue assistance funds were and are generally capped at the equivalent monthly amounts in Fiscal Years 2000 and 2001.

The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an “if and as needed” basis and is not aimed at particularly identified existing fiscal problems of those subdivisions. A current listing of governments in each status is on the Internet at http://www.auditor.state.oh.us.
State and Local Taxes

The variety of taxes and excises levied by the State is indicated in several tables in this Section. According to the Federation of Tax Administrators, citing the U.S. Census Bureau as its source, Ohio ranked 34th in state taxes per capita in 2010. Three major tax bases in the State - personal income (taxed by the State and municipalities and, with voter approval, by certain school districts), retail sales and use (taxed by the State and counties and transit authorities), and real and tangible personal property (taxed by local governments) - are described below. In addition, the State has completed the phase-in over Fiscal Years 2006 through 2010 of its CAT on taxable gross receipts from doing business in Ohio, and the phase out over the same general period of its corporate franchise tax (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions). The initial rate for the CAT was 0.06% effective July 1, 2005, with that rate increased annually in approximately equal amounts (about 0.05%) until levied at the current rate of 0.26%. Beginning calendar year 2014, the State established a variable minimum tax on the CAT for businesses with taxable gross receipts greater than $1 million (see Recent and Current Finances — Current Biennium).

The State also imposes a tax on the use, distribution, or sale of motor vehicle fuel. This “gasoline” tax was raised two-cents per gallon effective July 1, 2005 to 28 cents per gallon (one cent of this tax is specifically directed to local highway-related infrastructure projects).
Sales and Use Tax

Under the State’s current biennial appropriations Act, the State sales and use tax rate is increased one quarter percent from 5.5% to 5.75% beginning September 1, 2013 (see Recent and Current Finances — Current Biennium). Prior to this increase, the rate had been 5.5% since July 1, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Retail sales include the rental and storage of tangible personal property, the rental of hotel rooms, and certain specified services including, but not limited to, repair and installation services, data processing, computer, and electronic information services, telecommunication and certain personal care services.
Counties and transit authorities each are authorized to levy permissive sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is will be 8.75% after the State rate increase described above and the highest currently levied by any county will be 8% The State collects the combined state and local tax and returns the local share directly to the counties and transit authorities.

Personal Income Tax

Under the State’s current biennial appropriations Act, State personal income tax rates, applying generally to federal adjusted gross income, are being reduced 10% over a three-year period (8.5% in calendar year 2013, an additional 0.5% in calendar year 2014, and an additional 1.0% in calendar year 2015). The indexing of the State income tax brackets and the personal exemption are suspended for tax years 2013 through 2015 until these rate reductions are fully implemented. That legislation also established a deduction for pass-through entity business income of 50% of annual adjusted gross income up to $250,000 (see Recent and Current Finances — Current Biennium). The 2012 personal income tax rates ranged from 0.587% on incomes of $5,200 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $208,500 of $9,476 plus 5.925% on the amount over $208,500. Previously, personal income tax rates were reduced 4.2% annually in each of the years 2005 through 2008 and, after the postponement discussed under Recent and Current Finances — 2010-11, again in 2011, resulting in an aggregate 21% decrease from the 2004 rates.

The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

Municipalities, school districts and joint economic development districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2011 was 3%. A school district income tax is currently approved in 184 districts. Each joint economic development district (there were approximately 35 of them in 2009) may also levy an income tax (which like municipal income taxes applies generally to wages and salaries and net business income) with the rate of that tax limited to the highest income tax rate of a municipal member of the district). Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio’s ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement, portrayed below, in significant measure reflects “catching up” by several other states and a trend in Ohio toward more service sector employment.
Personal Income
($ in Billions)

	U.S.	Ohio	Ohio % of U.S.	State Rank*
1970
Total	$ 832.2	$ 43.6	5.2%	5
per capita	4,084	4,088	100.1	15
1980
Total	2,292.9	108.2	4.7	6
per capita	10,091	10,022	99.3	21
1990
Total	4,831.3	202.5	4.2	7
per capita	19,354	18,638	96.3	21
2000
Total	8,554.9	326.1	3.8	7
per capita	30,318	28,694	94.6	24
2008
Total	12,451.7	419.2	3.4	8
per capita	40,947	36,401	88.9	34
2009
Total	11,852.7	403.5	3.4	8
per capita	38,637	35,001	90.6	33
2010
Total	12,308.5	414.6	3.4	8
per capita	39,791	35,777	89.9	31
2011
Total	12,949.9	436.8	3.4	8
per capita	41,560	37,527	90.3	31
2012
Total	13,401.9	453.6	3.4	8
per capita	42,693	39,289	92.0	30

*	Excludes District of Columbia.

Source: U.S. Department of Commerce, Bureau of Economic Analysis.

In addition to personal income, the retail sales base is an important indicator of sales and use tax receipts.
Retail Sales
($ in Billions)

Fiscal Year	Ohio Retail Sales[a]	U.S. Retail Sales[b]	Ohio % of U.S.
1980	$ 39.01	$ 979.25	4.0%
1990	66.95	1,914.04	3.5
2000	117.72	3,213.82	3.6
2008	138.71	4,494.60	3.1
2009	128.45	4,158.85	3.1
2010	129.81	4,187.16	3.1
2011	137.95	4,475.28	3.1
2012	148.10	4,785.60	3.1

[a]	Calculated by Global Insight based on data from the U.S. Department of Commerce, Bureau of the Census.
[b]	U.S. Census Bureau Web Site.

Property Tax

The following table lists, for informational purposes only, the non-exempt real and tangible personal property tax base in the State and taxes levied on that base (on a calendar year basis). Only local taxing subdivisions, and not the State, currently tax the real and tangible personal property included in this table. Reported figures for 2012 show that these property taxes represent 3.45% of Ohio personal income.

	Assessed Value[a]	Percent of True Value[b]	Taxes Charged
1980
Real[c]	$ 56,457,842,607	27.1%	$ 2,343,384,488[e]
Tangible[d]	15,649,200,844	39.2	765,047,826
Public Utility[c]	8,670,052,613	83.3	411,321,235
1990
Real	93,857,482,000	35.0	4,593,147,000 [e]
Tangible[d]	18,473,055,000	28.0	1,149,643,000
Public Utility[c,f]	12,934,191,000	88.6	799,396,000
2000
Real	167,857,657,350	35.0	8,697,809,112 [e]
Tangible[d]	23,298,302,564	25.0	1,720,740,378
Public Utility[c,f]	13,635,709,860	67.0	967,674,709
2009
Real	238,138,880,215	35.0	14,119,235,738 [e]
Tangible[d]	628,787,160	10.0 [b]	55,498,628
Public Utility[c,f]	8,906,002,394 [g]	51.7	687,462,082
2010
Real	238,264,394,249	35.0	14,486,087,962 [e]
Tangible[d]	320,961,400	5.0 [b]	18,432,832
Public Utility[c,f]	10,096,712,600 [g]	52.9	747,237,219
2011
Real	231,189,983,505	35.0	14,602,588,295 [e]
Tangible[d]	-0-	-0- [b]	-0-
Public Utility[c,f]	10,526,028,040 [g]	51.0	804,746,979
2012
Real	225,314,466,955	35.0	14,767,601,611 [e]
Tangible[d]	-0-	-0- [b]	-0-
Public Utility[c,f,h]	11,105,363,530 [g]	52.4	572,521,025

[a]	Increases in assessed value of “Real” are in part products of reappraisals.
[b]	Regular annual reductions for “Tangible” (except for most public utility tangible) reached 0% in 2009, only telecommunication and telephone personal property is taxable in 2009 and 2010.
[c]	Includes public utility personal property owned and located within Ohio and railroad real property; excludes public utility real property.
[d]	Includes machinery, inventories, fixtures; effective tax year 2007 includes telephone company property. Excludes public utility tangible property. Effective tax year 2009 includes only telephone company property.

[e]	Includes the statutory 10% rollback (12.5% for owner-occupied residences) and elderly/handicapped partial exemption amounts, paid by the State to local taxing entities to compensate for statutory reductions in local tax collections. Effective for tax year 2005 and thereafter, the 10% rollback is eliminated for real property used in business, with exceptions for certain property used in farming or for housing. The 12.5% rollback for owner-occupied residences is being eliminated for new voter-approved tax levies (see Recent and Current Finances — Current Biennium).
[f]	Beginning in 1990, the true value of most public utility property is based on annual composite allowances that vary according to the type and age of property.
[g]	Beginning in 2001, the statutory assessment rate for electric and gas utilities decreased from 88% to 25%.
[h]	Calculated using 2011 assessment rates on the breakdown of electrical property.

Source: Ohio Department of Taxation.

Under State legislation effective July 1, 2005, the tangible personal property tax (including inventories) has been phased out over tax years 2006 through 2009, with that tax generally eliminated beginning in tax year 2009. That legislation currently provides for the State to make distributions to school districts and other local taxing units from revenue generated by the recently enacted State commercial activity tax (CAT). Distributions are generally based on the taxable value of tangible personal property as reported in 2004 and property tax levies in effect for 2005. In Fiscal Year 2012, the State begins phasing-out tangible personal property tax replacement payments to schools and local governments with replacement payments to schools reduced by two percent of each district’s total resources in Fiscal Year 2012 and Fiscal Year 2013 for a total reduction of four percent; and replacement payments to local governments reduced by two percent of total resources for tax years 2011, 2012 and 2013 for a total reduction of six percent. Under current law, replacement payments will then continue thereafter at the 2013 amounts.
Beginning July 2007, the State’s homestead exemption program, which takes the form of a credit on local residential real property tax bills, was expanded to allow all senior citizens and disabled Ohioans, regardless of income, to exempt from tax the first $25,000 of the market value of their home. Previously, eligibility was restricted and benefits were tiered based on income. Under the State’s current biennial appropriations Act, eligibility for new applicants is to be based on income (see Recent and Current Finances — Current Biennium). The total cost of the homestead exemption program in Fiscal Year 2012 was $406.7 million and in Fiscal Year 2013 was $431.9 million.
Property tax relief payments by the State to local subdivisions totaled $3.36 billion for the 2010-11 biennium and $3.41 billion for the 2012-13 biennium, and are estimated at $3.68 billion for the 2014-15 biennium.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”
Ohio Economy

Although manufacturing (including auto-related manufacturing) remains an integral part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 2011, Ohio’s economic output as measured by its gross state product (GSP) totaled $490.3 billion, 3.28% of the national GSP and eighth largest among the states. The State ranks fifth within the manufacturing sector as a whole ($81.4 billion) and sixth in durable goods ($43.5 billion). As a percent of Ohio’s 2011 GSP, manufacturing was responsible for 16.6%, with 21.1% attributable to the goods-producing sectors and 33.7% to business services sectors, including finance, insurance and real estate. Ohio is the ninth largest exporting state, with 2011 merchandise exports totaling $46.4 billion. The State’s leading export products are machinery (including electrical machinery), motor vehicles and aircraft/spacecraft, which together accounted for 51.0% of that total.
In addition, with 13.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 73,700 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2011 crop production value of $6.5 billion represented 3.1% of the U.S. total value. Ohio accounts for more than 4.0% of total U.S. cash receipts for the following commodities: sweet corn, corn, maple products, green peppers, chicken/eggs, and soybeans. In 2011, Ohio’s agricultural sector output (consisting of crops, livestock, poultry and dairy, and services and forestry) totaled $11.0 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $5.0 billion.
The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and tenth in coal production in 2011.

Payroll employment in Ohio, in the diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, decreased in 2007 through 2010, and increased in 2011 and 2012. In recent years, there has been a shift toward the services industry, with manufacturing employment decreasing since its 1969 peak. The “nonmanufacturing” sector now employs approximately 87% of all nonagricultural payroll workers in Ohio.
Although the State’s economy continues to be adversely affected by the national recession, and the average unemployment rate in Ohio has recently been slightly lower than the national rate. For example, Ohio was 7.0%, compared to the national rate of 7.6% (seasonally adjusted) for May 2013.

Ohio’s 2010 decennial census population of 11,536,104 indicated a 1.6% population growth between 2000 and 2010 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group

Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,017	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,630	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,115	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800
2010	11,536,504	7	1.6	3,067,126	6,847,363	1,622,015

Source: U.S. Census Bureau Web Site, Population Estimates.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively.

APPENDIX 8

Economic and Financial Conditions in Pennsylvania

Because BIF Pennsylvania Municipal Money Fund invests in Pennsylvania (referred to herein as the “Commonwealth,” the “state” or “Pennsylvania”) municipal securities, the Fund is susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. Without intending to be complete, the information set forth below briefly summarizes some of the factors affecting the financial situation in Pennsylvania. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Multi-State Trust or the Fund and neither the Multi-State Trust nor the Fund assume responsibility for the completeness or accuracy of such information. In addition, the information provided is updated only through the information available as of the date of this Statement of Additional Information. The information and risks set forth below could change quickly and without notice due to additional information available, market or economic changes or other unforeseen events, among other things.

The summary below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the state that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the state. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no obligation on the part of the Commonwealth to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. The information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.

There can be no assurance that the Commonwealth or a political/subdivision thereof will not experience a decline in economic conditions, or that portions of the Pennsylvania municipal securities purchased by the Fund will not be affected by such a decline.

State Economy
General. Many factors affect the financial condition of the Commonwealth of Pennsylvania and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.
Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws with respect to tax-exempt financing.
The Commonwealth is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.
Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.4 billion in crop and livestock products annually. In 2011 agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 63,000 farms form the backbone of the state’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands — nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2011 decreased at an average annual rate of 0.08 percent compared with a 0.05 percent rate for the Middle Atlantic Region and 0.09 percent rate for the United States.
Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.1 percent of total employment by 2011. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.9 percent of 2011 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the fourth largest single source of employment within the Commonwealth. In 2011 the services sector accounted for 47.9 percent of all non-agricultural employment, while the trade sector accounted for 15.0 percent.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5 percent in early 2010 compared to 4.4 percent annual unemployment in 2007. As of May 2013, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.5 percent.

State Budget
Overview. The Commonwealth utilizes the fund method of accounting. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. Tax revenues constitute approximately 98.1 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2012. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the capital stock and franchise tax, and the utility gross receipts tax. Together these five taxes produce 86.3 percent of General Fund tax revenues for the fiscal year ended June 30, 2012.

The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The state Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year (July 1 – June 30) for which funds are appropriated. Annual budgets are enacted for the General Fund and certain special revenue funds that together represent the majority of expenditures of the Commonwealth. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, federal revenues, or restricted receipts and revenues.

Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those federal aid receipts that pay for or reimburse the Commonwealth for funds disbursed for federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by state law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.
The Commonwealth’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by Generally Accepted Accounting Principles (“GAAP”). Under the Commonwealth’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) federal government commitments to the Commonwealth. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to the Commonwealth through an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations, but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Over-estimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on the Commonwealth’s balance sheet as a reservation of fund balance.
Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.
At fiscal year-end, budgetary basis fund financial information, both revenues and expenditures, is adjusted to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth is not required to prepare GAAP financial statements and does not prepare them on an interim basis. GAAP fund financial reporting requires a modified accrual basis of accounting for governmental funds, while proprietary and fiduciary funds are reported on the accrual basis of accounting.
Fund financial statements of the Commonwealth prepared under GAAP differ from those traditionally prepared on a budgetary basis for several reasons. Among other differences, the GAAP fund financial statements (i) generally recognize revenues when they become measurable and available rather than when cash is received, (ii) report expenditures when goods and services are received and a liability incurred rather than when cash is disbursed, (iii) include a combined balance sheet for the Commonwealth presented by GAAP fund type rather than by Commonwealth fund, and (iv) include activities of all funds in the reporting entity, including agencies and authorities usually considered as independent of the Commonwealth for budgetary purposes. Adjustments to budgetary basis revenues and expenditures required to conform to GAAP accounting generally require including (i) corporation, sales, and personal income tax accruals, (ii) tax refunds payable and tax credits, and (iii) expenditures incurred but not yet posted as expenditures or not covered by appropriations.
Budget Stabilization Reserve Fund
Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth’s citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income to the fund, and by specific appropriation from other available funds by the General Assembly.
The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6 percent of General Fund revenues. Beginning with fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25 percent to 10 percent. The General Assembly may appropriate additional amounts to this fund at any time.

In July 2008, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year. The budgets for fiscal years 2009 and 2010 included no transfers into the Budget Stabilization Reserve Fund of any unappropriated surplus as no such surpluses existed at the end of fiscal years 2009 and 2010. The fiscal year 2010 budget included a transfer of the entire $755.0 million balance of the Budget Stabilization Reserve Fund to the General Fund to assist with the enactment of a balanced budget for fiscal year 2010. While the Commonwealth ended fiscal year 2011 with a $1.07 billion ending balance, under provisions of the American Recovery and Reinvestment Act of 2009 (“ARRA”), the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year. The Commonwealth ended fiscal year 2012 with an unappropriated surplus balance of $659.3 million but the required transfer to the Budget Stabilization Reserve Fund was suspended for one year. In addition, although fiscal year 2013 collections were above the official estimate by $56.9 million, the required transfer to the Budget Stabilization Reserve Fund for fiscal year 2013 (if any) will also be suspended. At present, the Commonwealth has a virtually zero balance in the Budget Stabilization Reserve Fund.

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.
Commonwealth Financial Performance

Recent Developments. On June 30, 2013, Pennsylvania Governor Corbett signed into law the fiscal year 2014 budget. The fiscal year 2014 budget provides for spending in the amount of $28.376 billion, roughly $645 million (or 2.3 percent) more than in fiscal year 2013. General Fund revenues for fiscal year 2014 are projected to be $29.1 billion. Legislation enacted on July 9, 2013 effected various tax law changes, including the adoption of a provision requiring add-back of deductions for certain intangible expenses, extending capital stock/franchise tax for two years at reduced rates (the tax was scheduled to phase out of existence at the end of 2013), modifying the corporate income tax apportionment provision to adopt market-based sourcing for services, expanding the cap on the net operating loss deduction, comprehensive reform of the bank shares tax, expansion of the application of the realty transfer tax, and various other tax law changes. The tax law changes are expected to increase tax revenue by $52 million in fiscal year 2014 and $162 million in fiscal year 2015.
Financial Results for Recent Fiscal Years (GAAP Basis). During the five-year period from fiscal year 2008 through fiscal year 2012, total revenues and other sources increased by an average of 3.1 percent annually. Tax revenues during this same period decreased by an annual average of 0.18 percent with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in fiscal years 2009 and 2010. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2008 through 2012 rose at an average annual rate of 3.1 percent. Expenditures for the protection of persons and property during this period increased at an average annual rate of 3.3 percent; public education expenditures during this period increased at an average annual rate of 0.5 percent; health and human services expenditures increased at an average annual rate of 5.4 percent; and capital outlays increased at an average annual rate of 85.9 percent. Commonwealth expenditures for direction and support services (state employees and government administration) decreased at an average annual rate of 3.3 percent during the fiscal years 2008 through 2012. The fund balance at June 30, 2012 totaled $1,259.3 million, a decrease of $362.1 million from the balance at June 30, 2011.

Fiscal Year 2011. While unemployment rates remained at elevated levels within Pennsylvania, the Commonwealth’s revenues and receipts benefitted from the moderate uptick in the national economy experienced during a portion of fiscal year 2011. General Fund revenues of the Commonwealth were above the certified estimate by $785.5 million or 2.9 percent during fiscal year 2011, the first time since fiscal year 2008. Final Commonwealth General Fund revenues for the fiscal year totaled $27,497.2 million. Total fiscal year 2011 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $26,983.8 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25,616.8 million, resulting in a preliminary operating balance for fiscal year 2011 of $1,367.0 million. However, after accounting for a negative fiscal year 2010 beginning balance of $294.2 million, the Commonwealth ended fiscal year 2011 with an unappropriated surplus balance of $1,072.8 million, which was the largest such unappropriated ending balance since at least 1949, the earliest period for which such records are available. Additionally, the $1,072.8 million unappropriated ending balance during fiscal year 2011 was the largest such balance as a percent of the Commonwealth budget since at least fiscal year 1975.
Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the Budget Stabilization Reserve Fund but including public health and human service assessments, decreased $184.8 million or 0.7 percent during fiscal year 2011. General Fund revenues decreased $150.9 million or 0.5 percent during fiscal year 2011 when measured on a year-over-year basis as compared to fiscal year 2010. However, this decline is due primarily to the use of the Budget Stabilization Reserve Fund and other such one-time balance transfers utilized during the 2010 fiscal year.
Fiscal year 2011 appropriations from Commonwealth revenues, including supplemental appropriations and federal ARRA funding and net of appropriation lapses, totaled $28,321.3 million an increase of $485.4 million or 1.7 percent from fiscal year 2010 expenditures. Commonwealth General Fund appropriations for fiscal year 2011 totaled $28,019.8 million, an increase of $379.3 million or 1.4 percent from fiscal year 2010 levels.

The ending unappropriated balance was $1,072.8 million for fiscal year 2011. Under provisions of ARRA, the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.
For GAAP purposes, at June 30, 2011, the General Fund reported a fund balance of $1,621.4 million, an increase of $1,336.6 million from the reported $284.8 million fund balance at June 30, 2010. On a net basis, total assets increased by $1,002.0 million to $10,839.0 million. Liabilities decreased by $334 million to $9,218.0. The change in fund balance for the General Fund for fiscal year 2011 of $1,336.6 million for fiscal year 2011 compares favorably with changes in the fund balance of -$230.0 million for fiscal year 2010 and -$2,459.0 for fiscal year 2009.
Fiscal Year 2012. The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth’s revenue receipts during fiscal year 2012. General Fund revenues of the Commonwealth were below the certified estimate by $162.8 million or 0.6 percent during fiscal year 2012. Final Commonwealth General Fund revenues for the fiscal year totaled $27,678.0 million. Total fiscal year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,101.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,534.4 million, resulting in a preliminary operating balance for fiscal year 2012 of -$433.3 million. However, after accounting for a positive fiscal year 2012 beginning balance of $1,072.8 million, the Commonwealth ended fiscal year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1,072.8 million ending balance from fiscal year 2011) such unappropriated ending balance since prior to the last recession.
General Fund revenues increased $180.8 million or 0.7 percent during fiscal year 2012 when measured on a year-over-year basis as compared to fiscal year 2011. Tax revenue collections grew $687.8 million or 2.6 percent on a year-over-year basis from fiscal year 2011 to fiscal year 2012 while non-tax revenue collections declined $507.2 million or 48.9 percent, primarily from a reduction in balance transfers from fiscal year 2011 to fiscal year 2012.
Fiscal year 2012 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27,534.4 million. A total of $349.3 million in appropriations were lapsed in fiscal year 2012. Commonwealth General Fund appropriations for fiscal year 2012 totaled $27,185.6 million, a decrease of $1,135.7 million or 4.0 percent from fiscal year 2011 levels.
The ending unappropriated balance was $659.2 million for fiscal year 2012. In June 2012, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.

For GAAP purposes, at June 30, 2012, the General Fund reported a fund balance of $1,260.0 million, a decrease of $361.0 million from the reported $1,621.0 million fund balance at June 30, 2011. On a net basis, total assets increased by $261.0 million to $10,839.0 million. Liabilities increased by $622 million to $9,840.0 million. The negative change in fund balance for the General Fund for fiscal year 2012 of $361.0 million represents a decline from the net amount of changes in the fund balance of $1,336.0 million, which occurred during fiscal year 2011.
Fiscal Year 2013. The economic recovery from the most recent national recession continued to impact the Commonwealth’s revenue receipts during fiscal year 2013. The economic data upon which the General Fund revenue estimates for the enacted budget of fiscal year 2012 were based included a projected growth in real gross domestic product (“GDP”) of the United States of 2.2 percent. Consumer expenditures were expected to grow 3.5 percent during fiscal year 2013 and wages and salaries were expected to grow 3.5 percent during the fiscal year. The estimates for each of these econometric measures were subsequently lowered.
Fiscal year 2013 General Fund collections totaled $28,646.9 million, which is above the official estimate by $56.9 million, or 0.2 percent. Complete information regarding fiscal year 2013 results is not yet available.
Fiscal Year 2014 Budget
On June 30, 2013, Pennsylvania Governor Corbett signed into law the fiscal year 2014 budget. The fiscal year 2014 budget provides for spending in the amount of $28.376 billion, roughly $645 million (or 2.3 percent) more than in fiscal year 2013. Fiscal year 2014 revenues as certified by the Pennsylvania Secretary of Budget and the Pennsylvania Secretary of Revenue are projected to be 29.1 billion (a 1.2 percent increase). This corresponds to the fiscal projections published by the Independent Fiscal Office in its Official Revenue Estimate dated June 17, 2013 (the Independent Fiscal Office provides revenue projections for use in the state budget process but does not provide the certified estimate used in connection with the adoption of the budget). The fiscal year 2014 revenue projections of the Independent Fiscal Office are based on an assumption of sustained, but modest, growth. The forecast assumes a gradual strengthening of the labor market and an improved consumer outlook for 2014.
Legislation enacted on July 9, 2013 effected various tax law changes, including the adoption of a provision requiring add-back of deductions for certain intangible expenses, extending capital stock/franchise tax for two years at reduced rates (the tax was scheduled to phase out of existence at the end of 2013), modifying the corporate income tax apportionment provision to adopt market-based sourcing for services, expanding the cap on the net operating loss deduction, comprehensive reform of the bank shares tax, expansion of the application of the realty transfer tax, and various other tax law changes. The tax law changes are expected to increase tax revenue by $52 million in fiscal year 2014 and $162 million in fiscal year 2015.
Other major reform initiatives still under consideration include a plan to divest the Commonwealth from the ownership/operation of the state liquor distribution system, a modernization of Pennsylvania’s transportation infrastructure, and an overhaul of the state pension systems.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.
Outstanding Debt of the Commonwealth
General. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts.
Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $10,724.3 million at June 30, 2012, a net increase of $852.3 million from June 30, 2011. Over the 10-year period ended June 30, 2012, total net outstanding general obligation debt increased at an annual rate of 5.9 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.5 percent.
Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Moral Obligations. The only debts of state-created organizations in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency, a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. As of December 31, 2012, this state-created organization had $3,839.6 million of revenue bonds outstanding.

Lease Financing. The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.
Commonwealth Financing Authority. The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.
Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, former Governor Rendell signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of December 31, 2012, the CFA had issued $242.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $550.0 million in limited obligation revenue bonds authorized by Act 63.
As of June 30, 2012, the CFA had $1,380.6 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has appropriation responsibility with respect to $701.2 million thereof and the Pennsylvania Gaming and Economic Development and Tourism Fund has appropriation responsibility with respect to $679.4 million of such outstanding debt. In preparation for the enactment of the fiscal year 2011 Commonwealth budget, the Department of Community and Economic Development (“DCED”) and the Office of the Budget, in compliance with the various Service Agreements, requested an appropriation from the Pennsylvania General Assembly in the full amount of the then estimated debt service for the CFA. In light of available resources of the CFA, the Pennsylvania General Assembly enacted its fiscal year 2011 budget which appropriated $76.480 million in state funds to the CFA for payment of CFA debt service during fiscal year 2011, which amount was approximately $3.5 million less than required to meet all of the CFA’s debt service obligations in that fiscal year. In order to address this shortfall, the CFA applied approximately $3.5 million in available interest earnings to its debt service payments. The Commonwealth’s fiscal year 2012 enacted budget appropriated $82.019 million, which amount was sufficient for the CFA to meet all of its debt service obligations. The Commonwealth’s fiscal year 2013 enacted budget appropriated $85.519 million in state funds to the CFA for payment of CFA debt service during fiscal year 2013. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in future Executive Budget requests to the General Assembly.

Lease for Pittsburgh Arena. In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “ Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the Special Revenues are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds would be required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2011, the actual amount appropriated to support the SEA debt service was $163,885.00 and in fiscal year 2012 it was $96,470.00.
During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the

Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefore. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center. In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was subsequently constructed. Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority (“PEDFA”) of $281.075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While the Gaming Economic Development and Tourism Fund is projected to continue to have sufficient revenues to pay its current appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.
Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. The Commonwealth currently projects that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund will be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Pension and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change. For financial reporting purposes, both SERS and PSERS have adopted the Governmental Accounting Standards Board’s Statement No. 25. This Statement requires a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, the Statement requires a comparison of employer contributions to “annual required contributions.” On June 25, 2012, the Government Accounting Standards Board approved Statement 67 (Plans) which replaces requirements of

Statement 25 (effective for fiscal years beginning after June 15, 2013) and Statement 68 (Employers) which replaces the requirements of Statement 27 (effective for fiscal years beginning after June 15, 2014). These new standards will impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: (i) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities are currently typically included as notes to the government’s financial statements); (ii) full pension costs will be shown as expenses regardless of actual contribution levels; (iii) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (iv) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses. As of December 31, 2011, the unfunded actuarial accrued liability or SERS was $14,664 million. As of June 30, 2012, the unfunded actuarial accrued liability of PSERS was $29,533 million.
Rising employer contribution rates and costs to pay for the unfunded liability of the Commonwealth’s two pension systems are projected to grow by a factor of three over the next four years, rising from $1.5 billion in fiscal year 2014 to $4.3 billion in fiscal year 2017. Without reforms, meeting the growing pension contributions would require deep cuts in the Commonwealth’s General Fund budget as well as the budgets of local school districts. The two current pension systems are funded at a level of approximately 67.8 percent with an estimated unfunded liability of $41 billion. The unfunded liability is projected to grow to $65 billion in the near term. In response, the fiscal year 2014 Governor’s proposed budget included a proposal to implement pension reform within the Commonwealth. However, the fiscal year 2014 budget as enacted did not include the Governor’s proposals.

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.
City of Philadelphia

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992 of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on September 5, 2012.
No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $453.0 million in special tax revenue bonds outstanding as of December 31, 2012. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

Litigation
The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.
The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to

$250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

PART II
Part II of this statement of additional information contains information about the following funds: BIF California Municipal Money Fund (“BIF California”), BIF Connecticut Municipal Money Fund (“BIF Connecticut”), BIF Massachusetts Municipal Money Fund (“BIF Massachusetts”), BIF Michigan Municipal Money Fund (“BIF Michigan”), BIF New Jersey Municipal Money Fund (“ BIF New Jersey”), BIF New York Municipal Money Fund (“BIF New York”), BIF Ohio Municipal Money Fund (“BIF Ohio”) and BIF Pennsylvania Municipal Money Fund (“BIF Pennsylvania”), each a series of the BIF Multi-State Municipal Series Trust (collectively, the “BIF State Funds”); BIF Government Securities Fund (“BIF Government Securities”); BIF Money Fund (“BIF Money”); BIF Tax-Exempt Fund (“BIF Tax-Exempt”); BIF Treasury Fund (“BIF Treasury”); BBIF Government Securities Fund (“BBIF Government Securities”); BBIF Money Fund (“BBIF Money”); BBIF Tax-Exempt Fund (“BBIF Tax-Exempt”); BBIF Treasury Fund (“BBIF Treasury”); BlackRock Money Market Portfolio (“Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Portfolio”) (collectively, the “BlackRock Funds Portfolios”), each a series of BlackRock FundsSM (the “Trust”); BlackRock Summit Cash Reserves Fund (“Summit Cash Reserves”) of BlackRock Financial Institutions Series Trust (“FIST”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”); and Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”). Prior to June 18, 2010, BIF California, BIF Connecticut , BIF Massachusetts, BIF Michigan, BIF New Jersey, BIF New York, BIF Ohio, BIF Pennsylvania, BIF Multi-State Municipal Series Trust, BIF Government Securities, BIF Money, BIF Tax-Exempt and BIF Treasury were known as CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA Ohio Municipal Money Fund, CMA Pennsylvania Municipal Money Fund, CMA Multi-State Municipal Series Trust, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund and CMA Treasury Fund, respectively, and BBIF Government Securities Fund, BBIF Money Fund, BBIF Tax-Exempt Fund and BBIF Treasury Fund were known as WCMA Government Securities Fund, WCMA Money Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund, respectively.

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The BIF State Funds, BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury may be collectively referred to herein as the “BIF Funds.” The BIF State Funds and BIF Tax-Exempt may be collectively referred to herein as the “BIF Tax-Exempt Funds.” BBIF Government Securities, BBIF Money, BBIF Tax-Exempt and BBIF Treasury may be collectively referred to herein as the “BBIF Funds.”
Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”
BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury as well as all of the BBIF Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “ master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.
In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

Investment Risks and Considerations
Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this Statement of Additional Information for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this Statement of Additional Information as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund.
Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.
Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. BIF Money, BBIF Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. BIF Money and BBIF Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.
Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.
The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.
Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.
Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”
Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”
Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”
Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.
There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.
Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.
As with other investments, investments in other investment companies are subject to market and selection risk.
Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.
To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.
A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Municipal Investments.

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.
Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.
Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.
A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).
Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.
In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.
If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes — Taxes.”

Municipal Securities — Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.
Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.
Municipal Lease Obligations. Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 5% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.
Municipal Securities — Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.
The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VDROs and Participating VDROs” below.
Municipal Securities — Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A — “Description of Bond Ratings.”
A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.
Municipal Securities — Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.
Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.
Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.
A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.
VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither BIF Tax-Exempt nor BBIF Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.
Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.
Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.
Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. One common type of repurchase agreement a Fund may enter into is a “ tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio maturity, liquidity, diversification and quality requirements applicable to all money market funds.
Maturity. Each Fund is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. In addition, the Funds will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of a Fund is the average amount of time until the issuers of the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of a Fund’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable or floating rate securities regarding the use of interest rate reset dates.

Liquidity. Rule 2a-7 contains a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under section 22(e) of the Investment Company Act, and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, each Fund’s adviser or sub-adviser must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this new provision may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below. The Funds (other than BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt) will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Funds will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. No Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).
Portfolio Diversification and Quality. Rule 2a-7 under the Investment Company Act presently limits investments by each Fund (other than BIF State Funds) in securities issued by any one issuer (except for, among others, securities issued by the U.S. Government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the case of BIF State Funds, this restriction is applicable only with respect to 75% of a BIF State Fund’s total assets. In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than ½ of 1% of the Fund’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities and the respective Fund’s adviser or sub-adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.
Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1∕3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by a bank (other than a borrower of the Fund’s portfolio securities or any affiliate of such borrower), which qualifies as a custodian bank for an investment company under the 1940 Act, which collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Manager may instruct the lending agent (as defined below) to terminate loans and recall securities so that the securities may be voted by a Fund if required by Proxy Voting Guidelines adopted by a Fund. Such notice shall be provided in advance such that a period of time equal to no less than the normal settlement period for the securities in question prior to the record date for the proxy vote or other corporate entitlement is provided.

A Fund receives the equivalent of any income it would have received on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower upon the return of the loaned securities. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where the value of the collateral is below the market value of the borrowed securities plus any other receivables from the Borrower along with any transaction costs to repurchase the securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.
Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent. Pursuant to that order, each Fund has retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, upon the advice of the Manager and on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. Pursuant to the same order, each Fund may invest its uninvested cash in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager’s waiver of a portion of its advisory fee.
A Fund would continue to accrue the equivalent of the same interest or other income on loaned securities that it would have received had the securities not been on loan, and would also earn income on investments made with any cash collateral for such loans. Any cash collateral received by a Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.
BlackRock Investment Management, LLC or BlackRock Institutional Trust Company, N.A., each an affiliate of BlackRock, acts as securities lending agent for the Funds and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Funds’ securities lending program.

Structured Notes. Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.
The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.
When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
Diversification Status
Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”
Each Fund other than the BIF State Funds has elected to be classified as “diversified” under the Investment Company Act and must satisfy the diversification requirements set forth in Rule 2a-7.
Management and Other Service Arrangements
Trustees and Officers
See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “— Share Ownership” and “— Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements
Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.
Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.
Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.
For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor” or “BRIL”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”
Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.
Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Other Service Arrangements
Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.
For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.
Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Transfer Agency Services. Each Fund has entered into an agreement with a transfer agent identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information, pursuant to which the transfer agent is responsible for the issuance, transfer, and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays a fee for these services.
See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Services” of each Fund’s Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Trustees of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.
Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.
See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information on the fees paid by your Fund for the periods indicated.
Disclosure of Portfolio Holdings
The Boards of Trustees of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.
Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.
Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless the Fund has a legitimate business purpose for doing so. Confidential Information may also be disclosed to the Funds’ Trustees and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary, in accordance with the Guidelines. Information may also be disclosed as required by applicable laws and regulation.
Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with their agreements with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund or a third-party feeder fund; or (v) disclosure to a rating or ranking organization.
Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.
1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]
2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.
The following shall not be deemed to be a disclosure of Confidential Information:
•	Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month, except for BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, Global Allocation Portfolio of BlackRock Series Fund, Inc. and Global Allocation V.I. Fund, whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).[1]
The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:
•	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.
•	Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.
Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).
Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Fund’ s Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.
Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:
1.	Funds’ Boards of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.
2.	Funds’ transfer agent
3.	Funds’ Custodian
4.	Funds’ Administrator, if applicable.
5.	Funds’ independent registered public accounting firm.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether specified calendar day falls on a weekend or holiday.

6.	Funds’ accounting services provider
7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch
8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet
9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, iBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murrary, Devine & Co, Inc.

12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.
13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds, and their respective boards, sponsors, administrators and other service providers.
14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.
15.	Other — Investment Company Institute.
With respect to each such arrangement, each Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.
The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.
Potential Conflicts of Interest
The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.
BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “ Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.
In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name.

BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.
The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.
Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.
Purchase of Shares
Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.
Shareholder Services
Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor. The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.
Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves
The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a BIF Fund directly through the Fund’s transfer agent in the manner described below under “Methods of Payment — Payment to the Transfer Agent.” Shareholders of the BIF Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.
Methods of Payment
Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the BIF Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Fund’s transfer agent.
Payment by Wire. If you maintain an account directly with the Fund’s transfer agent, you may invest in a Fund through wire transmittal of Federal Funds to the Fund’s transfer agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your Financial Advisor.
Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Fund’s transfer agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.
Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans
Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“ SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.
Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.
If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your Financial Advisor or service representative.
Purchase of Shares by CMA Service Subscribers
Merrill Lynch Programs. Shares of the BIF Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Fund’s transfer agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA service subscribers is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the BIF Tax-Exempt or BIF State Funds as their primary Money Account.

You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at FIA Card Services, N.A. and/or Bank of America California, N.A. (the “Merrill Lynch Bank Deposit Program”), FDIC insured depository institutions. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each BIF Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the BIF Fund’s shareholders to issue additional shares. If sales of shares of BIF Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the BIF State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases.

(BIF Tax-Exempt and BIF State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.
(All BIF Funds except for BIF Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into BIF Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in BIF Money, BIF Government Securities and BIF Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the BIF Tax-Exempt Funds.

Manual Purchases.

(All BIF Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your Financial Advisor at any time in shares of a BIF Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.
All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.
Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.
Participants in the WCMA service are able to manually invest funds in certain designated BIF Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated BIF Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated BIF Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated BIF Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of BIF Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum BIF Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.
However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.
From time to time, Merrill Lynch also may offer certain BIF Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.
Purchase of Shares of BBIF Funds by WCMA Service Subscribers
Eligibility. Shares of the BBIF Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.
The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.
Purchases of shares of a BBIF Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

BBIF Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of BBIF Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.
Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a BBIF Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.
Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.
Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a BBIF Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.
All purchases of the BBIF Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.
BBIF Multiple Class Structure. Each BBIF Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits Your Needs” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each BBIF Fund.
Each Class 1, Class 2, Class 3 or Class 4 share of a BBIF Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits Your Needs” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the BBIF Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a BBIF Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — BBIF Multiple Class Structure” in the Prospectus.
WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the BBIF Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves
Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.
Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.
Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).
Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.
There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.
If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.
Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:
•	If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.
•	Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.
•	Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.
All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.
Purchase of Shares of Summit Cash Reserves
Exchange Privilege. Investor A shareholders of Summit Cash Reserves who acquired their shares upon an exchange from Investor A or Institutional Shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional Shares of certain affiliated funds. Shareholders may exchange Investor A Shares of the Fund for Institutional Shares of one of the affiliated funds if the shareholder holds any Institutional Shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional Shares of such affiliated fund. Otherwise Investor A Shares will automatically be purchased.
Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of the Fund in that account; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.
If a holder of Investor A Shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund it will do so without paying any sales charge. If a holder of Investor A Shares of the Fund exchanges into Investor A or Institutional Shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.
Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C Shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C Shares of certain affiliated funds. A holder of Investor B Shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C Shares of an affiliated fund for Investor B Shares of the Fund, the period of time that the shareholder holds the Investor B Shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C Shares acquired upon exchange of the Investor B Shares of the Fund. With respect to exchanges of Investor B Shares of an affiliated fund into Investor B Shares of the Fund, the period of time the Investor B Shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B Shares acquired upon exchange of the Investor B Shares of the Fund are automatically converted into Investor A Shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will count towards the satisfaction of the conversion period under which Investor B Shares of the Fund convert to Investor A Shares of the Fund.
If Investor B Shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.
It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor.
Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A Shares of the Fund for Investor A or Institutional Shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A Shares originally exchanged for Investor A Shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A Shares of the affiliated fund to be acquired.
Exchange Program. The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of the Distributor, (ii) not affiliated funds, and (iii) not distributed by the Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B Shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A Shares of the Fund without the imposition of a sales charge. The holder of Investor A Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.
Exchanges may be made into Investor B Shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B Shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B Shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B Shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B Shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.
The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.
A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.
Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.
To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Fund’s transfer agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.
An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Taxes.”

Purchase of Shares of BlackRock Funds Portfolios
Each of the BlackRock Funds Portfolios has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.
Investor Shares
Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.
Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.
Other Purchase Information. Shares of each Fund are sold on a continuous basis by BRIL as distributor. BRIL maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager, be made in the form of securities that are permissible investments for that Fund. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.

Shareholder Features.

Exchange Privilege. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a BlackRock Fund Portfolio for Investor A Shares of one of the non-money market portfolios of the Trust (each a “Non-Money Market Portfolio”). Exchanges of Investor B or Investor C Shares of a Fund for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Trust will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.
Investor A Shares of Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a Fund subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund at the following address: BlackRock, P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a request must be made in writing or by telephone. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the

Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.
Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.
Each Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. Each Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Each Fund, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Trust, the administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing him– or herself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Fund and the subsequent investment in another Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a BlackRock Funds Portfolio. In addition, when Investor Shares of a BlackRock Funds Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”). Certain shareholders may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application which may be obtained from the Fund at (800) 441-7762, or online at www.blackrock.com/funds. The minimum pre-authorized investment amount is $50 per Fund.
Systematic Withdrawal Plan (“SWP”). Each BlackRock Funds Portfolio offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by calling the Fund or by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.
For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders — Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.
Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the BlackRock Funds Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BRIL from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch, Barclays PLC or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Fund at any time.

Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.
Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.
DCC&S. Qualified Plans may be able to invest in shares of the BlackRock Funds Portfolios through the Defined Contribution Clearance and Settlement System (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Distribution and/or Shareholder Servicing Plans
Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.
Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only and with respect to Summit Cash Reserves with respect to Investor B Shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the BBIF Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the BBIF Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a BBIF Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the BBIF Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The BBIF Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the BBIF Fund Prospectus.
Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.
Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.
Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than BlackRock Funds Portfolios, Retirement Reserves and Summit Cash Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.
Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the BBIF Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).
In the case of the BBIF Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a BBIF Fund will not make further payments of the distribution fee with respect to its shares; however, a BBIF Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Distribution Arrangements. In the case of the BlackRock Funds Portfolios, the BlackRock Funds Portfolios and BlackRock have entered into distribution agreements with UBS AG whereby UBS AG may, in certain circumstances, sell shares of certain BlackRock Funds Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of shares of a BlackRock Funds Portfolio will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.

Other Compensation to Selling Dealers

BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of its past profits or other sources available to it (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-distribution and service plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Chase Investment Services Corp, CCO Investment Services, Commonwealth Equity Services (Commonwealth Financial Network), Donegal Securities, FSC Securities Corporation, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, New England Securities Corporation, Oppenheimer & Co., PFS Investments, Raymond James, RBC Capital Markets, Robert W. Baird & Co., Royal Alliance Associates, SagePoint Financial, Securities America, State Farm VP Management Corp., Tower Square Securities, Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Walnut Street Securities, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.
If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.
Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.
BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank and certain of its affiliates fees for administration and servicing with respect to assets of the Funds attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.
Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.
Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.
To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.
Redemption of Shares
Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.
The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B Shares of Summit Cash Reserves, the redemption price will be reduced by any applicable CDSC.
If notice is received by the Fund’s transfer agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.
Redemption of Shares by All Funds except the BIF Funds, the BBIF Funds and the BlackRock Funds Portfolios
At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank)

has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Fund’s transfer agent.
The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
Methods of Redemption
All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Fund’s transfer agent may require additional documents in connection with redemptions.
Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Fund’s transfer agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Fund’s transfer agent for payment, the Fund’s transfer agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Fund’s transfer agent upon request.
You will be subject to the transfer agent’s rules and regulations governing such checking accounts, including the right of the Fund’s transfer agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or a Fund’s transfer agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Fund’s transfer agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.
Federal Funds Redemption. If you maintain an account directly with the Fund’s transfer agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Fund’s transfer agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Fund’s transfer agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial advisor.
Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Fund’s transfer agent to the dealer.
Regular Redemption. If you hold shares with the Fund’s transfer agent you may redeem by writing to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East,

Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the transfer agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Fund’s transfer agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the transfer agent’s register; (ii) the check is mailed to the stencil address of record on the transfer agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Fund’s transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Fund’s transfer agent of a proper redemption request.
You may also redeem shares held with the Fund’s transfer agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Funds’ transfer agent may temporarily suspend telephone transactions at any time.
Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its transfer agent. If you inadvertently send the redemption request to the Fund or the Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.
Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.
Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.
If your account held directly with the Fund’s transfer agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.
BIF Funds — Redemption of Shares by CMA Service Subscribers
BIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the BIF Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.
Shares of each BIF Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.
BIF Funds — Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a BIF Fund in a Merrill Lynch securities account, you may redeem shares of a BIF Fund directly by writing to Merrill Lynch, which will submit your request to the Fund’s transfer agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or a Fund’s transfer agent. If you inadvertently send the request to a Fund or a Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the BIF Funds and the BBIF Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.
BBIF Funds — Redemption of Shares by WCMA Service Subscribers
BBIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated BBIF Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the BBIF Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.
Shares of the BBIF Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the BBIF Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account® (WCMA®) Financial Service Account Agreement Program Description Booklet.
From time to time, Merrill Lynch also may offer the BBIF Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.
BBIF Funds — Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the BBIF Fund or its transfer agent. If inadvertently sent to the BBIF Fund or the Fund’s transfer agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.
All redemptions of BBIF Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.
BIF Funds — Redemption of Shares by Non-Service Subscribers
Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a BIF Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”
Shareholders maintaining an account directly with the Fund’s transfer agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a BIF Fund by submitting a written notice by mail directly to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Fund’s transfer agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.
The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.
Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain BIF Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.
From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

BlackRock Funds Portfolios — Redemption of Shares

Redemptions may be made in the manner and amounts described in the BlackRock Funds Portfolios’ prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.
Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.
Investor A shareholders of the Funds may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by the Fund’s transfer agent, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with the Fund’s transfer agent. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The Bank of New York Mellon Corporation (“BONY”), as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of BONY. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Service Shares
Redemption of Shares. A BlackRock Funds Portfolio may redeem Service Shares if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.
The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the Trust’s combination with The PNC Fund in 1996:

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.
Payment of Redemption Proceeds. The Funds may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the Investment Company Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the Investment Company Act.
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.
Under the Investment Company Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
Each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
Signature Guarantee. A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.
Shareholder Services
Shareholder Services for All Funds other than BIF Funds, BBIF Funds, Retirement Reserves and BlackRock Funds Portfolios
Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this Statement of Additional Information, or from the Distributor.

Investment Account
If your account is maintained at the Fund’s transfer agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Fund’s transfer agent. You may ascertain the number of shares in your Investment Account by calling the Fund’s transfer agent toll-free at 1-800-221-7210. The Fund’s transfer agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Fund’s transfer agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.
In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Fund’s transfer agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.
Fee-Based Programs
Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Fund’s transfer agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Fund’s transfer agent at 1-800-221-7210.
Automatic Investment Plans
If you maintain an account directly with the Fund’s transfer agent, each Fund offers an Automatic Investment Plan whereby the Fund’s transfer agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Fund’ s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.
Accrued Monthly Payout Plan
The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Fund’s transfer agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Fund’s transfer agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.
Systematic Withdrawal Plans
If you maintain an account with the Fund’s transfer agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Fund’s transfer agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.
Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.
If your account is not maintained directly with the Fund’s transfer agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.
Retirement and Education Accounts
Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.
Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

Determination of Net Asset Value

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.
Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.
As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund; however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.

Should that deviation exceed ½ of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.

Yield Information

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.
The tax equivalent yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt and the BIF State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt and the BIF State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.
The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.
See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.
On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the BIF Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.
A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.
Portfolio Transactions
Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.
Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.
The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.
The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market Fund (each a “Money Market Portfolio”) intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Fund’s net asset values or net income.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.
Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, “clients”) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.
The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.
Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VIII “ Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.
Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Dividends and Taxes
Dividends
Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the BIF Funds and the BBIF Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.
Retirement Accounts. Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.
Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59½ unless one of the exceptions listed below applies.
Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).
For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.
Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “ Taxes — General Treatment of Fund Shareholders.”
In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs. Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.
Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes — General Treatment of Fund Shareholders.”
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.
Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax adviser with respect to the tax consequences of investing through such an account.
Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a BIF Tax-Exempt Fund or from BBIF Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a

Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the BIF Tax-Exempt Funds and BBIF Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders. Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’ s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.
Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.
If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by BIF Tax-Exempt Funds and BBIF Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.
A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by BBIF Tax-Exempt or a BIF Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gains from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, with respect to taxable years of the RIC which begin before January 1, 2014, if and to the extent properly reported as “interest-related dividends” or “ short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.
A 30% withholding tax may be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

BIF Tax-Exempt Funds, BBIF Tax-Exempt and Their Shareholders. The BIF Tax-Exempt Funds and BBIF Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and reported as exempt-interest dividends in a written statement furnished to the Fund’s shareholders.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the BIF Tax-Exempt Funds and BBIF Tax Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the BIF Tax-Exempt Funds and BBIF Tax Exempt.
All or a portion of the BIF Tax-Exempt Funds’ and BBIF Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder. Such loss will be allowed, however, in the case of shares acquired after December 22, 2010 in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly.
The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. BBIF Tax Exempt and each BIF Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by BBIF Tax Exempt or a BIF Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

BIF State Funds — State Taxes. Dividends paid by each BIF State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the BIF State Fund invests, please see Part I, Section X “State Fund Tax Summaries” of the BIF State Funds’ Statement of Additional Information.

The Appendices to the BIF State Funds’ Statement of Additional Information contain a general and abbreviated summary of the state tax laws relevant to each BIF State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each BIF State Fund should consult their tax advisers about other state and local tax consequences of investment in such BIF State Fund.
The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including BBIF Tax-Exempt or any of the BIF Tax-Exempt Funds) during the taxable year.

Master — Feeder Funds. In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Proxy Voting Policies and Procedures
The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “ Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.
General Information
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the BBIF Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).
There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the BBIF Funds. Shares issued are fully-paid and non-assessable by each Fund.
A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.
Additional Information
Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.
See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Description of Moody’s Long-Term Obligation Ratings
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Issue Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘ D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Description of Standard & Poor’s Municipal Short-Term Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
The terms “ investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of nonpayment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	‘CCC’ ratings indicate that substantial credit risk is present.
CC	‘CC’ ratings indicate very high levels of credit risk.
C	‘C’ ratings indicate exceptionally high levels of credit risk.
NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘ AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
Fitch short-term ratings are as follows:
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

APPENDIX B
BlackRock
U.S. Registered Funds
Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser

July 1, 2011
Revised May 9, 2012

I. INTRODUCTION
The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds other than the iShares Funds1 (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.
[1]	The US iShares Funds have adopted a separate Proxy Voting Policy.
II. PROXY VOTING POLICIES

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Independent Registered Public Accounting Firm

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.
C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “ micromanage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
F. Environmental and Social Issues
These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

SAI-16817-0713

PART C. OTHER INFORMATION

Item 28.    Exhibits.

Exhibit Number		Description

1	(a)	—Declaration of Trust of BIF Tax-Exempt Fund (formerly CMA Tax-Exempt Fund) (the “Registrant”), dated June 5, 1989.(a)

	(b)	—Amendment to the Declaration of Trust, dated July 31, 1990.(a)

	(c)	—Certification of Amendment to Declaration of Trust, dated April 11, 2002.(h)

	(d)	—Certification of Amendment to Declaration of Trust, dated April 11, 2002.(h)

	(e)	—Certification of Amendment to Declaration of Trust, dated February 25, 2008.(l)

	(f)	—Certificate of Amendment to Declaration of Trust, dated May 19, 2010.(o)

2		—Amended and Restated By-Laws of the Registrant.(n)

3		—Portion of the Declaration of Trust and By-Laws of the Registrant defining the rights of holders of shares of the Registrant.(b)

4	(a)	—None.

	(b)	—None.

5		—Unified Distribution Agreement between the Registrant and BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc.(g)

6		—None.

7		—Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.(f)

8	(a)	—Form of Administration Agreement between the Registrant and BlackRock Advisors, LLC.(m)

	(b)	—Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(k)

	(c)	—Form of Cash Management Account Agreement.(i)

	(d)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(c)

9		—Consent of Brown & Wood LLP, counsel for the Registrant.(d)

10		—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*

11		—None.

12		—None.

13		—Form of Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1.(g)

14		—None.

15	(a)	—Code of Ethics of BlackRock Advisors, LLC.(e)

	(b)	—Code of Ethics of Registrant.(e)

	(c)	—Code of Ethics of BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc.(e)

16		—Power of Attorney.(j)

*	Filed herewith

(a)	Previously filed pursuant to the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) phase-in requirements on July 27, 1995 and incorporated herein by reference to an exhibit to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement under the Securities Act of 1933, as amended (the “Registration Statement”).
(b)	Reference is made to Article II, Section 2.3 and Articles III, V, VI, VII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibit 1 to the Registration Statement and to Article I, Article II (Sections 2-4), Article IV (Section 1), Article V and Article VI of the Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement.
(c)	Incorporated by reference to Exhibit 8(d) to Post Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly known as Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.
(d)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 21 to the Registration Statement.
(e)	Incorporated by reference to an Exhibit to Post-Effective No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (formerly known as Merrill Lynch Ready Assets Trust) (File No. 2-52711), filed on April 29, 2009.
(f)	Incorporated by reference to Exhibit 7 to Post-effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(g)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of BIF Money Fund (formerly known as CMA Money Fund) (File No. 2-59311), filed on July 29, 2009.
(h)	Filed on July 30, 2002 as an Exhibit to Post-Effective Amendment No. 25 to the Registration Statement.
(i)	Filed on February 10, 2003 as Exhibit (8)(c) to Post-Effective Amendment No. 30 to the Registration Statement.
(j)	Incorporated by reference to Exhibit h(5) to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of BlackRock Liquidity Funds (File No. 2-47015), filed on February 28, 2013.
(k)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BIF Money Fund (formerly known as CMA Money Fund) (File No. 2-59311), filed on July 27, 2007.
(l)	Filed on July 25, 2008 as an Exhibit to Post-Effective Amendment No. 36 to the Registration Statement.
(m)	Filed on July 27, 2007 as Exhibit 8(a) to Post-Effective Amendment No. 35 to the Registration Statement.
(n)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Ready Assets U.S. Treasury Money Fund (formerly known as Merrill Lynch U.S. Treasury Money Fund) (File No. 33-37537), filed on March 30, 2009.
(o)	Filed on July 29, 2010 as an Exhibit to Post Effective Amendment No. 38 to the Registration Statement.

Item 29.    Persons Controlled by or Under Common Control with Registrant.

The BIF Tax-Exempt Fund is a controlling person of Master Tax-Exempt LLC. It is not under common control with any other person. As of July 22, 2013, the BIF Tax-Exempt Fund owned 87.78% and the BBIF Tax-Exempt Fund owned 12.22% of Master Tax-Exempt LLC. Master Tax-Exempt LLC is organized as a limited liability company under the laws of the State of Delaware.

Item 30.    Indemnification.

Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 8 of the Unified Distribution Agreement.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Article IV Section 2(d) of the Registrant’s By-Laws provides as follows: The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

In Section 8 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.     Business and Other Connections of the Manager.

(a) BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Investment Management, LLC (“BIM”), is an indirect, wholly-owned subsidiary of BlackRock, Inc. BIM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The information required by this Item 31 about officers and directors of BIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-56972).

Item 32.    Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”), formerly known as BlackRock Investment, LLC, acts as the principal underwriter or placement agent, as applicable, for each of the following open-end investment companies, including the Registrant:

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Allocation Target Shares

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock Capital Appreciation Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Financial Institutions Series Trust

BlackRock Focus Growth Fund, Inc.

BlackRock Funds

BlackRock Funds II

BlackRock Funds III

BlackRock Global Allocation Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Long-Horizon Equity Fund

BlackRock Master LLC

BlackRock Mid Cap Value Opportunities Series, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Series Trust

BlackRock Natural Resources Trust

BlackRock Pacific Fund, Inc.

BlackRock Series Fund, Inc.

BlackRock Series, Inc.

BlackRock Value Opportunities Fund, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock World Income Fund, Inc.

FDP Series, Inc.

Funds For Institutions Series

iShares, Inc.

iShares MSCI Russia Capped Index Fund, Inc.

iShares Trust

iShares U.S. ETF Trust

Managed Account Series

Master Basic Value LLC

Master Bond LLC

Master Focus Growth LLC

Master Government Securities LLC

Master Institutional Money Market LLC

Master Investment Portfolio

Master Large Cap Series LLC

Master Money LLC

Master Tax-Exempt LLC

Master Treasury LLC

Master Value Opportunities LLC

Quantitative Master Series LLC

Ready Assets Prime Money Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

BRIL also acts as the principal underwriter or placement agent, as applicable, for the following closed-end registered investment companies:

BlackRock Alternatives Allocation FB Portfolio LLC

BlackRock Alternatives Allocation FB TEI Portfolio LLC

BlackRock Alternatives Allocation Portfolio LLC

BlackRock Alternatives Allocation TEI Portfolio LLC

BlackRock Fixed Income Value Opportunities

BlackRock Preferred Partners LLC

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Member, Board of Managers	None
Robert Fairbairn	Chief Executive Officer and Senior Managing Director	None
Anne Ackerley	Managing Director	None
Matthew Mallow	General Counsel and Senior Managing Director	None
Russell McGranahan	Secretary and Managing Director	None
James Smith	Chief Compliance Officer and Director	None
Saurabh Pathak	Chief Financial Officer and Director	None
Sally George	Managing Director	None
Francis Porcelli	Managing Director	None
Brenda Sklar	Managing Director	None
Lisa Hill	Managing Director	None
Joseph Craven	Managing Director	None
Melissa Walker	Vice President and Assistant Secretary	None
Chris Nugent	Director	None
Robert Kapito	Member, Board of Managers	None
Daniel Waltcher	Member, Board of Managers	None

(c) Not applicable.

Item 33.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor).

(c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as manager).

(d) BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, New Jersey 08540 (records relating to its functions as sub-adviser).

(e) State Street Bank & Trust Company, 100 Summer Street, Boston, Massachusetts 02110 (records relating to its functions as accounting services provider and custodian).

(f) Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (records relating to its functions as transfer agent)

Item 34.    Management Services.

Other than as set forth under the caption “Management of the Funds — BlackRock” in the Prospectus constituting Part A of the Registration Statement and under Part I “Management and Advisory Arrangements” and Part II “Management and Other Service Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.

Item 35.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on July 29, 2013.

BIF TAX-EXEMPT FUND
(REGISTRANT)

By:	/S/ JOHN M. PERLOWSKI
John M. Perlowski (President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	President and Chief Executive Officer (Principal Executive Officer)	July 29, 2013

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2013

DAVID O. BEIM* (David O. Beim)	Trustee

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

DR. MATINA S. HORNER* (Dr. Matina Horner)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

IAN A. MACKINNON* (Ian A. MacKinnon)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JOSEPH P. PLATT* (Joseph P. Platt)	Trustee

Signature	Title	Date

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Trustee

TOBY ROSENBLATT* (Toby Rosenblatt)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

FREDERICK W. WINTER* (Frederick W. Winter)	Trustee

PAUL L. AUDET* (Paul L. Audet)	Trustee

HENRY GABBAY* (Henry Gabbay)	Trustee

*By:	/S/ BENJAMIN ARCHIBALD (Benjamin Archibald, Attorney-In-Fact)	July 29, 2013

SIGNATURES

Master Tax-Exempt LLC has duly caused this Registration Statement of BIF Tax-Exempt Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on July 29, 2013.

MASTER TAX-EXEMPT LLC (REGISTRANT)

By:	/S/ JOHN M. PERLOWSKI
John M. Perlowski (President and Chief Executive Officer)

This Registration Statement of BIF Tax-Exempt Fund, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	President and Chief Executive Officer (Principal Executive Officer)	July 29, 2013

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2013

DAVID O. BEIM* (David O. Beim)	Director

RONALD W. FORBES* (Ronald W. Forbes)	Director

DR. MATINA S. HORNER* (Dr. Matina Horner)	Director

RODNEY D. JOHNSON* (Rodney D. Johnson)	Director

HERBERT I. LONDON* (Herbert I. London)	Director

IAN A. MACKINNON* (Ian A. MacKinnon)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

JOSEPH P. PLATT* (Joseph P. Platt)	Director

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Director

TOBY ROSENBLATT* (Toby Rosenblatt)	Director

Signature	Title	Date

KENNETH L. URISH* (Kenneth L. Urish)	Director

FREDERICK W. WINTER* (Frederick W. Winter)	Director

PAUL L. AUDET* (Paul L. Audet)	Director

HENRY GABBAY* (Henry Gabbay)	Director

*By:	/S/ BENJAMIN ARCHIBALD (Benjamin Archibald, Attorney-In-Fact)	July 29, 2013

EXHIBIT INDEX

Exhibit Number	Description

10	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.